UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO Dividend and Income Fund
●	PIMCO REALPATH® Blend Income Fund
●	PIMCO REALPATH® Blend 2025 Fund
●	PIMCO REALPATH® Blend 2030 Fund
●	PIMCO REALPATH® Blend 2035 Fund
●	PIMCO REALPATH® Blend 2040 Fund
●	PIMCO REALPATH® Blend 2045 Fund
●	PIMCO REALPATH® Blend 2050 Fund
●	PIMCO REALPATH® Blend 2055 Fund
●	PIMCO REALPATH® Blend 2060 Fund
●	PIMCO RAE US Fund
●	PIMCO RAE Global Fund
●	PIMCO RAE US Small Fund
●	PIMCO RAE Emerging Markets Fund
●	PIMCO RAE International Fund
●	PIMCO RAE Global ex-US Fund
●	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
●	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
●	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
●	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2021

PIMCO Dividend and Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency

2	PIMCO EQUITY SERIES

pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial

SEMIANNUAL REPORT	DECEMBER 31, 2021	3

Chairman’s Letter (Cont.)

adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

SEMIANNUAL REPORT	DECEMBER 31, 2021	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have

6	PIMCO EQUITY SERIES

been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	DECEMBER 31, 2021	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2021	9

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	2.29%	18.52%	7.46%	7.06%	7.25%
PIMCO Dividend and Income Fund I-2	2.24%	18.46%	7.36%	6.98%	7.16%
PIMCO Dividend and Income Fund Class A	2.06%	18.08%	7.06%	6.68%	6.87%
PIMCO Dividend and Income Fund Class A (adjusted)	(3.56)%	11.56%	5.86%	6.08%	6.27%
PIMCO Dividend and Income Fund Class C	1.69%	17.19%	6.25%	5.88%	6.06%
PIMCO Dividend and Income Fund Class C (adjusted)	0.70%	16.19%	6.25%	5.88%	6.06%
MSCI ACWI High Dividend Yield Net USD± ª	3.78%	14.28%	9.72%	8.53%	8.94%
MSCI World Index	7.76%	21.82%	15.03%	12.70%	13.05%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index±±	2.01%	6.26%	6.86%	5.89%	5.95%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Effective November 1, 2021, the Fund’s primary benchmark is the MSCI ACWI High Dividend Yield Index. The Fund believes that the new primary benchmark better aligns with the Fund’s investment strategy. Prior to November 1, 2021, the Fund’s primary benchmark was the MSCI World Index.

♦ Average annual total return since 11/30/2011.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

± MSCI ACWI High Dividend Yield Net USD includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.

±± The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.08% for Class A shares, and 1.83% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

SEMIANNUAL REPORT	DECEMBER 31, 2021	11

PIMCO Dividend and Income Fund (Cont.)

Geographic Breakdown as of December 31, 2021†§

United States	59.5%
United Kingdom	6.6%
Japan	4.6%
Switzerland	3.3%
Australia	2.6%
China	2.5%
Short-Term Instruments‡	2.4%
Spain	1.8%
Brazil	1.5%
Taiwan	1.4%
Netherlands	1.4%
Germany	1.3%
Canada	1.3%
France	1.1%
Sweden	1.0%
Other	7.7%

Sector Breakdown as of December 31, 2021†§

Industrials	14.3%
Information Technology	7.8%
U.S. Government Agencies	7.7%
Financials	7.6%
Health Care	6.9%
Consumer Staples	6.9%
Banking & Finance	6.8%
Asset-Backed Securities	6.4%
Loan Participations and Assignments	5.6%
Utilities	4.7%
Materials	4.7%
Non-Agency Mortgage-Backed Securities	4.6%
U.S. Treasury Inflation Protected Securities	3.1%
Consumer Discretionary	2.5%
Short-Term Instruments‡	2.5%
U.S. Treasury Notes	1.9%
Sovereign Issues	1.5%
Communication Services	1.5%
U.S. Treasury Bonds	1.0%
Other	2.0%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

12	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35-65% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. The Fund will also typically invest 35-65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the healthcare sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

Fixed Income Portfolio:

»	Holdings of non-agency mortgage backed securities and inflation linked securities contributed to performance, as prices for these securities appreciated.

»	Exposure to high yield corporate credit contributed to performance, as U.S. corporate high yield spreads tightened.

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Holdings of inflation linked securities contributed to performance, as the valuations for these securities appreciated.

»	Exposure to select emerging market local debt, including Mexico and Brazil, detracted from performance as these securities posted negative returns.

»	Exposure to Australian duration detracted from performance, as select portions of the Australian yield curve rose.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2021	13

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,022.90	$3.71	$1,000.00	$1,021.81	$3.71	0.72%
I-2	1,000.00	1,022.40	4.23	1,000.00	1,021.30	4.22	0.82
Class A	1,000.00	1,020.60	5.51	1,000.00	1,020.03	5.51	1.07
Class C	1,000.00	1,016.90	9.35	1,000.00	1,016.20	9.35	1.82

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2021	15

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

07/01/2021 - 12/31/2021+	$12.72	$0.25	$0.04	$0.29	$(0.34)	$0.00	$(0.34)

06/30/2021	9.71	0.44	3.03	3.47	(0.46)	0.00	(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	(0.23)

I-2

07/01/2021 - 12/31/2021+	12.74	0.24	0.05	0.29	(0.33)	0.00	(0.33)

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	(0.22)

Class A

07/01/2021 - 12/31/2021+	12.71	0.22	0.04	0.26	(0.32)	0.00	(0.32)

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	(0.20)

Class C

07/01/2021 - 12/31/2021+	12.72	0.17	0.04	0.21	(0.27)	0.00	(0.27)

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective November 1, 2021, the Fund’s Investment advisory fee was decreased by 0.01% to an annual rate of 0.44%.
(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.25%.
(g)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.
(h)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.67	2.29%	$29,033	0.72	%*(e)(f)	0.73	%*(e)(f)	0.72	%*(e)(f)	0.73	%*(e)(f)	3.86	%*	133%

12.72	36.27	32,512	0.79	(g)	0.80	(g)	0.77	(g)	0.78	(g)	3.79		218

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05		158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48		108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04		80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88		93

12.70	2.32	16,584	0.82	*(e)(h)	0.83	*(e)(h)	0.82	*(e)(h)	0.83	*(e)(h)	3.76	*	133

12.74	36.19	19,919	0.89	(g)	0.90	(g)	0.87	(g)	0.88	(g)	3.64		218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95		158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40		108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94		80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79		93

12.65	2.06	134,183	1.07	*(e)(h)	1.08	*(e)(h)	1.07	*(e)(h)	1.08	*(e)(h)	3.39	*	133

12.71	35.89	136,346	1.14	(g)	1.15	(g)	1.12	(g)	1.13	(g)	3.41		218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70		158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13		108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70		80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53		93

12.66	1.69	16,775	1.82	*(e)(h)	1.83	*(e)(h)	1.82	*(e)(h)	1.83	*(e)(h)	2.66	*	133

12.72	34.82	18,882	1.89	(g)	1.90	(g)	1.87	(g)	1.88	(g)	2.52		218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92		158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34		108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91		80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75		93

SEMIANNUAL REPORT	DECEMBER 31, 2021	17

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$207,228
Investments in Affiliates	4,235

Financial Derivative Instruments
Exchange-traded or centrally cleared	54
Over the counter	187
Deposits with counterparty	1,607
Foreign currency, at value	527
Receivable for investments sold	616
Receivable for TBA investments sold	25,716
Receivable for Fund shares sold	192
Interest and/or dividends receivable	1,308
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	3

Total Assets	241,674

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$895

Financial Derivative Instruments
Exchange-traded or centrally cleared	90
Over the counter	295
Payable for investments purchased	2,921
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	40,613
Payable for unfunded loan commitments	6
Deposits from counterparty	40
Payable for Fund shares redeemed	57
Accrued investment advisory fees	77
Accrued supervisory and administrative fees	59
Accrued distribution fees	11
Accrued servicing fees	34

Total Liabilities	45,099

Net Assets	$196,575

Net Assets Consist of:

Paid in capital	$269,619
Distributable earnings (accumulated loss)	(73,044)

Net Assets	$196,575

Cost of investments in securities	$196,727
Cost of investments in Affiliates	$4,266
Cost of foreign currency held	$532
Proceeds received on short sales	$897
Cost or premiums of financial derivative instruments, net	$(1,253)

* Includes repurchase agreements of:	$694

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021 (Unaudited)

Net Assets:

Institutional Class	$29,033
I-2	16,584
Class A	134,183
Class C	16,775

Shares Issued and Outstanding:

Institutional Class	2,292
I-2	1,306
Class A	10,604
Class C	1,325

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.67
I-2	12.70
Class A	12.65
Class C	12.66

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2021	19

Statement of Operations PIMCO Dividend and Income Fund

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,220
Dividends, net of foreign taxes*	3,339
Dividends from Investments in Affiliates	37
Total Income	4,596

Expenses:

Investment advisory fees	455
Supervisory and administrative fees	375
Distribution fees - Class C	66
Servicing fees - Class A	171
Servicing fees - Class C	22
Trustee fees	6
Interest expense	3
Miscellaneous expense	8
Total Expenses	1,106
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	1,100

Net Investment Income (Loss)	3,496

Net Realized Gain (Loss):

Investments in securities	20,285
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(233)
Over the counter financial derivative instruments	631
Foreign currency	36

Net Realized Gain (Loss)	20,717

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(20,077)
Investments in Affiliates	(32)
Exchange-traded or centrally cleared financial derivative instruments	145
Over the counter financial derivative instruments	(348)
Foreign currency assets and liabilities	(6)

Net Change in Unrealized Appreciation (Depreciation)	(20,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,895

* Foreign tax withholdings - Dividends	$128

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,496	$6,225
Net realized gain (loss)	20,717	9,367
Net change in unrealized appreciation (depreciation)	(20,318)	40,077

Net Increase (Decrease) in Net Assets Resulting from Operations	3,895	55,669

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(799)	(853)
I-2	(441)	(728)
Class A	(3,349)	(4,278)
Class C	(361)	(841)

Total Distributions(a)	(4,950)	(6,700)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(10,029)	(19,776)

Total Increase (Decrease) in Net Assets	(11,084)	29,193

Net Assets:

Beginning of period	207,659	178,466
End of period	$196,575	$207,659

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2021	21

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.4%

ASSET-BACKED SECURITIES 6.8%

CAYMAN ISLANDS 0.2%

TruPS Financials Note Securitization Ltd.
1.784% due 09/20/2039 •	$398	$389

Total Cayman Islands		389

UNITED STATES 6.6%

Bear Stearns Asset-Backed Securities Trust
1.977% due 12/25/2034 •	1,001	1,001

Conseco Finance Corp.
6.280% due 09/01/2030	108	111

Credit Suisse First Boston Mortgage Securities Corp.
0.722% due 01/25/2032 •	693	683

EMC Mortgage Loan Trust
1.402% due 02/25/2041 •	21	21

Home Equity Asset Trust
0.807% due 01/25/2036 •	150	148

LCCM Trust
1.550% due 11/15/2038 •	1,000	1,000

Legacy Mortgage Asset Trust
1.852% due 01/28/2070 •	443	447

LP Credit Card ABS Master Trust
1.638% due 08/20/2024 •	84	84

Morgan Stanley Home Equity Loan Trust
0.202% due 12/25/2036 •	1,475	912

Navient Student Loan Trust
1.153% due 12/27/2066 •	448	452

Option One Mortgage Loan Trust
0.322% due 04/25/2037 •	2,191	1,872

Residential Asset Mortgage Products Trust
1.167% due 05/25/2035 •	1,000	993

Residential Asset Securities Corp. Trust
0.977% due 01/25/2034 •	560	560

SLM Private Credit Student Loan Trust
0.533% due 06/15/2039 •	1,140	1,120

Soundview Home Loan Trust
1.102% due 09/25/2037 •	2,158	1,890

Structured Asset Investment Loan Trust
0.253% due 09/25/2036 •	781	772

Upstart Securitization Trust
1.310% due 11/20/2031	1,000	997

Total United States		13,063

Total Asset-Backed Securities (Cost $13,271)		13,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 6.0%

CANADA 0.3%

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		$650	$651

Bausch Health Cos., Inc.
3.104% (LIBOR03M + 3.000%) due 06/02/2025 ~		3	3

Total Canada			654

LUXEMBOURG 0.3%

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «		19	19
5.392% (LIBOR03M + 4.750%) due 10/13/2022 ~µ		38	38
8.000% (PRIME + 4.750%) due 11/27/2023 ~		14	14
8.625% due 01/02/2024		13	13

Ortho-Clinical Diagnostics S.A.
3.101% (LIBOR03M + 3.000%) due 06/30/2025 ~		545	546

Total Luxembourg			630

PANAMA 0.5%

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		400	396
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		523	519

Total Panama			915

UNITED KINGDOM 0.7%

INEOS Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	839	951

Softbank Vision Fund
5.000% due 12/21/2025 «		$400	400

Total United Kingdom			1,351

UNITED STATES 4.2%

Avolon TLB Borrower 1 (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		7	7

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~		10	9

22	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~	$1,008	$1,004

Coty, Inc.
2.353% (LIBOR03M + 2.250%) due 04/07/2025 ~	842	831

Emerald TopCo, Inc.
3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~	3	3

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	214	173

Hertz Corp.
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~	1,073	1,075

Hilton Worldwide Finance LLC
1.852% (LIBOR03M + 1.750%) due 06/22/2026 ~	230	229

iHeartCommunications, Inc.
3.104% (LIBOR03M + 3.000%) due 05/01/2026 ~	487	484

II-VI, Inc.
TBD% (LIBOR03M + 2.750%) due 12/01/2028 ~	20	20

Lealand Finance Company B.V.
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~	1	1

Lealand Finance Company B.V. (1.104% Cash and 3.000% PIK)
4.104% (LIBOR03M + 1.000%) due 06/30/2025 ~ (b)	3	1

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	233	233

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~	299	300

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	4	4

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~	898	896

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	550	583

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	525	524

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~	$1,000	$999

Uber Technologies, Inc.
3.604% (LIBOR03M + 3.500%) due 02/25/2027 ~	894	895

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	5	1

Total United States		8,285

Total Loan Participations and Assignments (Cost $11,906)		11,835

	SHARES
COMMON STOCKS 48.9%

AUSTRALIA 2.5%

MATERIALS 2.5%

BHP Group Ltd.	63,814	1,927

BHP Group PLC	58,090	1,728

Fortescue Metals Group Ltd.	46,565	655

Rio Tinto Ltd.	8,166	596

		4,906

Total Australia		4,906

BELGIUM 0.1%

FINANCIALS 0.1%

Ageas S.A.	5,217	270

Total Belgium		270

BRAZIL 1.2%

CONSUMER STAPLES 0.1%

Ambev S.A.	117,000	327

ENERGY 0.3%

Petroleo Brasileiro S.A.	102,300	563

MATERIALS 0.8%

Vale S.A.	109,000	1,519

Total Brazil		2,409

CANADA 0.4%

CONSUMER DISCRETIONARY 0.1%

Gildan Activewear, Inc.	5,455	231

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.3%

Fairfax Financial Holdings Ltd.	729	$359

Onex Corp.	2,100	165

		524

Total Canada		755

CAYMAN ISLANDS 0.0%

INDUSTRIALS 0.0%

Noble Corp.	159	4

Total Cayman Islands		4

CHINA 2.4%

ENERGY 0.4%

China Petroleum & Chemical Corp. ‘H’	666,000	310

China Shenhua Energy Co. Ltd. ‘H’	93,000	218

PetroChina Co. Ltd. ‘H’	580,000	257

		785

FINANCIALS 1.7%

Agricultural Bank of China Ltd. ‘H’	718,000	247

China Construction Bank Corp. ‘H’	2,643,000	1,832

Industrial & Commercial Bank of China Ltd. ‘H’	1,551,000	875

PICC Property & Casualty Co. Ltd. ‘H’	190,000	155

Postal Savings Bank of China Co. Ltd. ‘H’	218,000	153

		3,262

HEALTH CARE 0.1%

CSPC Pharmaceutical Group Ltd.	246,000	268

INFORMATION TECHNOLOGY 0.1%

Lenovo Group Ltd.	198,000	227

UTILITIES 0.1%

China Longyuan Power Group Corp. Ltd. ‘H’	92,000	215

Total China		4,757

	SHARES	MARKET VALUE (000S)
CZECH REPUBLIC 0.1%

UTILITIES 0.1%

CEZ A/S	4,443	$168

Total Czech Republic		168

DENMARK 0.4%

INDUSTRIALS 0.4%

AP Moller - Maersk A/S ‘A’	86	285

AP Moller - Maersk A/S ‘B’	159	568

		853

Total Denmark		853

FRANCE 1.0%

COMMUNICATION SERVICES 0.1%

Orange S.A.	18,228	195

FINANCIALS 0.1%

Amundi S.A.	1,671	138

HEALTH CARE 0.1%

Sanofi	2,119	212

INDUSTRIALS 0.5%

Cie de Saint-Gobain	13,913	979

UTILITIES 0.2%

Electricite de France S.A.	13,002	153

Suez S.A.	9,667	218

		371

Total France		1,895

GERMANY 1.4%

INDUSTRIALS 1.0%

Deutsche Post AG	27,252	1,753

GEA Group AG	4,218	230

		1,983

UTILITIES 0.4%

RWE AG	17,661	716

Total Germany		2,699

24	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

	SHARES	MARKET VALUE (000S)
GREECE 0.1%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	8,063	$149

Total Greece		149

HONG KONG 0.1%

CONSUMER DISCRETIONARY 0.1%

Xinyi Glass Holdings Ltd.	57,000	143

Total Hong Kong		143

ITALY 0.3%

UTILITIES 0.3%

Enel SpA	75,996	608

Total Italy		608

JAPAN 4.4%

COMMUNICATION SERVICES 0.7%

Nintendo Co. Ltd.	3,100	1,450

CONSUMER DISCRETIONARY 0.5%

Isuzu Motors Ltd.	16,000	199

Subaru Corp.	16,900	302

Suzuki Motor Corp.	10,100	390

Yamaha Motor Co. Ltd.	8,200	197

		1,088

CONSUMER STAPLES 0.3%

Japan Tobacco, Inc.	33,000	666

FINANCIALS 0.1%

SBI Holdings, Inc.	6,700	183

HEALTH CARE 0.4%

Astellas Pharma, Inc.	51,100	832

INDUSTRIALS 1.4%

AGC, Inc.	2,900	139

Fuji Electric Co. Ltd.	3,500	191

ITOCHU Corp.	32,600	997

Mitsubishi Electric Corp.	50,100	636

Nippon Yusen KK	4,400	335

	SHARES	MARKET VALUE (000S)

Sumitomo Corp.	12,700	$188

Yamato Holdings Co. Ltd.	8,000	188

		2,674

INFORMATION TECHNOLOGY 0.6%

Canon, Inc.	27,500	671

Disco Corp.	800	245

Trend Micro, Inc.	3,700	205

		1,121

MATERIALS 0.2%

Nitto Denko Corp.	3,900	301

UTILITIES 0.2%

Osaka Gas Co. Ltd.	10,300	170

Tokyo Gas Co. Ltd.	10,300	185

		355

Total Japan		8,670

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	41,996	0

Total Mexico		0

NETHERLANDS 1.0%

CONSUMER STAPLES 0.5%

Koninklijke Ahold Delhaize NV	28,750	986

INDUSTRIALS 0.5%

Randstad NV	3,287	224

Wolters Kluwer NV	5,970	703

		927

Total Netherlands		1,913

NORWAY 0.1%

MATERIALS 0.1%

Yara International ASA	2,823	142

Total Norway		142

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
POLAND 0.1%

ENERGY 0.1%

Polski Koncern Naftowy ORLEN S.A.	8,236	$152

Total Poland		152

RUSSIA 0.1%

COMMUNICATION SERVICES 0.1%

Mobile TeleSystems PJSC SP - ADR	17,517	139

CONSUMER STAPLES 0.0%

Magnit PJSC SP - GDR	9,105	137

Total Russia		276

SOUTH AFRICA 0.3%

FINANCIALS 0.2%

FirstRand Ltd.	123,294	470

MATERIALS 0.1%

Impala Platinum Holdings Ltd.	11,974	169

Total South Africa		639

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.3%

Kia Corp.	7,238	499

CONSUMER STAPLES 0.1%

KT&G Corp.	3,206	213

Total South Korea		712

SPAIN 1.3%

CONSUMER DISCRETIONARY 0.5%

Industria de Diseno Textil S.A.	29,990	967

FINANCIALS 0.6%

Banco Bilbao Vizcaya Argentaria S.A.	183,317	1,087

UTILITIES 0.2%

Enagas S.A.	6,843	159

	SHARES	MARKET VALUE (000S)

Red Electrica Corp. S.A.	11,900	$258

		417

Total Spain		2,471

SWEDEN 0.6%

CONSUMER DISCRETIONARY 0.3%

Hennes & Mauritz AB ‘B’	20,045	393

Husqvarna AB ‘B’	11,484	184

		577

ENERGY 0.1%

Lundin Energy AB	5,493	197

INFORMATION TECHNOLOGY 0.1%

Telefonaktiebolaget LM Ericsson ‘B’	13,008	143

MATERIALS 0.1%

Boliden AB	7,507	289

Total Sweden		1,206

SWITZERLAND 2.9%

CONSUMER STAPLES 0.1%

Coca-Cola HBC AG	5,516	191

HEALTH CARE 2.3%

Novartis AG	15,327	1,347

Roche Holding AG	7,552	3,162

		4,509

INDUSTRIALS 0.2%

Kuehne + Nagel International AG	1,494	481

INFORMATION TECHNOLOGY 0.3%

STMicroelectronics NV	11,662	573

Total Switzerland		5,754

TAIWAN 1.5%

FINANCIALS 0.3%

Fubon Financial Holding Co. Ltd.	208,000	573

26	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 1.2%

Lite-On Technology Corp.	65,000	$149

Novatek Microelectronics Corp.	16,000	311

Realtek Semiconductor Corp.	12,000	251

Taiwan Semiconductor Manufacturing Co. Ltd.	44,000	973

United Microelectronics Corp.	324,000	759

		2,443

Total Taiwan		3,016

UNITED KINGDOM 3.0%

CONSUMER DISCRETIONARY 0.2%

Persimmon PLC	8,776	340

CONSUMER STAPLES 0.4%

British American Tobacco PLC	4,512	168

Imperial Brands PLC	26,030	570

		738

FINANCIALS 0.4%

3i Group PLC	26,766	525

Aberdeen PLC	59,978	195

Schroders PLC	3,419	165

		885

HEALTH CARE 0.2%

AstraZeneca PLC	3,559	416

MATERIALS 1.3%

Anglo American PLC	14,173	583

Rio Tinto PLC	30,886	2,037

		2,620

UTILITIES 0.5%

National Grid PLC	24,539	354

SSE PLC	28,689	641

		995

Total United Kingdom		5,994

UNITED STATES 23.2%

COMMUNICATION SERVICES 0.6%

Clear Channel Outdoor Holdings, Inc. (d)	29,821	98

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (d)	6,979	$147

iHeartMedia, Inc. ‘B’ «(d)	5,486	104

Interpublic Group of Cos., Inc.	10,813	405

Omnicom Group, Inc.	5,912	433

		1,187

CONSUMER DISCRETIONARY 0.8%

Best Buy Co., Inc.	4,891	497

Genuine Parts Co.	3,971	557

LKQ Corp.	7,891	473

		1,527

CONSUMER STAPLES 5.8%

Altria Group, Inc.	50,872	2,411

Archer-Daniels-Midland Co.	15,358	1,038

Coca-Cola Co.	35,885	2,125

PepsiCo, Inc.	3,467	602

Philip Morris International, Inc.	25,788	2,450

Procter & Gamble Co.	12,157	1,989

Tyson Foods, Inc. ‘A’	8,103	706

		11,321

ENERGY 0.1%

Kinder Morgan, Inc.	14,300	227

Noble Corp. (d)(j)	1,977	49

Valaris Ltd. (d)	112	4

		280

FINANCIALS 4.1%

Aflac, Inc.	10,151	593

Allstate Corp.	4,301	506

Ally Financial, Inc.	10,190	485

Capital One Financial Corp.	12,411	1,801

Discover Financial Services	8,381	968

Fifth Third Bancorp	16,581	722

Franklin Resources, Inc.	8,318	279

KeyCorp.	26,679	617

Regions Financial Corp.	12,821	279

Synchrony Financial	15,988	742

U.S. Bancorp	18,833	1,058

		8,050

HEALTH CARE 4.3%

Agilent Technologies, Inc.	930	149

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Amgen, Inc.	2,174	$489

Anthem, Inc.	335	155

Johnson & Johnson	20,088	3,436

Merck & Co., Inc.	7,046	540

Pfizer, Inc.	58,058	3,428

Quest Diagnostics, Inc.	1,003	174

		8,371

INDUSTRIALS 1.4%

Cummins, Inc.	4,019	877

Emerson Electric Co.	16,485	1,533

Neiman Marcus Group Ltd. LLC «(j)	1,124	164

Owens Corning	2,871	260

Westmoreland Mining Holdings LLC «(j)	53	0

		2,834

INFORMATION TECHNOLOGY 6.1%

Apple, Inc.	5,322	945

Applied Materials, Inc.	4,020	633

Cisco Systems, Inc.	31,976	2,026

HP, Inc.	34,431	1,297

Intel Corp.	57,368	2,954

Kyndryl Holdings, Inc. (d)	889	16

Microsoft Corp.	1,450	488

NetApp, Inc.	6,119	563

QUALCOMM, Inc.	2,660	486

Seagate Technology Holdings PLC	5,662	640

Texas Instruments, Inc.	10,694	2,016

		12,064

Total United States		45,634

Total Common Stocks (Cost $86,995)		96,195

	PRINCIPAL AMOUNT (000S)
CONVERTIBLE BONDS & NOTES 0.0%

UNITED STATES 0.0%

BANKING & FINANCE 0.0%

CBL & Associates HoldCo LLC
7.000% due 11/15/2028	$1	1

Total Convertible Bonds & Notes (Cost $1)		1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 19.1%

AUSTRIA 0.4%

BANKING & FINANCE 0.4%

Erste Group Bank AG
6.500% due 04/15/2024 •(h)(i)	EUR	600	$754

Total Austria			754

BERMUDA 0.5%

INDUSTRIALS 0.5%

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$1	1

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		300	300

VOC Escrow Ltd.
5.000% due 02/15/2028		600	595

			896

Total Bermuda			896

BRAZIL 0.1%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2022 (e)(h)		46	0

Vale Overseas Ltd.
6.875% due 11/21/2036		10	13
6.250% due 08/10/2026		23	27

			40

UTILITIES 0.1%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	148

Total Brazil			188

CANADA 0.7%

INDUSTRIALS 0.7%

Air Canada
4.625% due 08/15/2029	CAD	200	158
3.875% due 08/15/2026		$336	343

Bombardier, Inc.
7.500% due 03/15/2025		567	578
7.500% due 12/01/2024		200	209

			1,288

Total Canada			1,288

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.3%

BANKING & FINANCE 0.0%

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		$3	$3
4.500% due 03/15/2023		21	22

			25

INDUSTRIALS 0.3%

MGM China Holdings Ltd.
4.750% due 02/01/2027		253	251
5.375% due 05/15/2024		200	200

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		5	5

Transocean, Inc.
7.250% due 11/01/2025		16	12
8.000% due 02/01/2027		10	7
7.500% due 01/15/2026		10	8

			483

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		99	55

Transocean Phoenix Ltd.
7.750% due 10/15/2024		3	3

			58

Total Cayman Islands			566

FRANCE 0.2%

BANKING & FINANCE 0.2%

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		400	429

Total France			429

HONG KONG 0.1%

BANKING & FINANCE 0.1%

Huarong Finance Co. Ltd.
3.875% due 11/13/2029		265	259

Total Hong Kong			259

IRELAND 0.3%

INDUSTRIALS 0.3%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	538

Total Ireland			538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023	$370	$413

Total Italy		413

JAPAN 0.5%

INDUSTRIALS 0.5%

Nissan Motor Co. Ltd.
4.810% due 09/17/2030	868	972

Total Japan		972

LIBERIA 0.5%

INDUSTRIALS 0.5%

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023	895	947

Total Liberia		947

LUXEMBOURG 0.6%

BANKING & FINANCE 0.2%

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	400	401

INDUSTRIALS 0.1%

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)	20	3

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 ^(c)	39	18
5.500% due 08/01/2023 ^(c)	28	13
8.000% due 02/15/2024	41	42
8.500% due 10/15/2024 ^(c)	229	105

		181

UTILITIES 0.3%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	300	306
6.000% due 11/27/2023	300	322

		628

Total Luxembourg		1,210

MEXICO 0.4%

INDUSTRIALS 0.4%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(c)	300	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
7.690% due 01/23/2050		$10	$10
6.950% due 01/28/2060		30	27
6.500% due 06/02/2041		757	680
6.700% due 02/16/2032		20	20

			737

Total Mexico			737

MULTINATIONAL 0.2%

INDUSTRIALS 0.2%

American Airlines, Inc.
5.500% due 04/20/2026		239	249
5.750% due 04/20/2029		100	107

			356

Total Multinational			356

NETHERLANDS 0.3%

INDUSTRIALS 0.3%

Dufry One BV
2.000% due 02/15/2027	EUR	230	244

Syngenta Finance NV
5.182% due 04/24/2028		$300	337

			581

Total Netherlands			581

NORWAY 0.1%

BANKING & FINANCE 0.1%

DNB Bank ASA
6.500% due 03/26/2022 •(h)(i)		200	203

Total Norway			203

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	24

Total Peru			24

SPAIN 0.1%

INDUSTRIALS 0.1%

Cellnex Finance Co. S.A.
3.875% due 07/07/2041		$260	249

Total Spain			249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.5%

BANKING & FINANCE 0.5%

Swedbank AB
6.000% due 03/17/2022 •(h)(i)		$1,000	$1,010

Total Sweden			1,010

SWITZERLAND 0.6%

BANKING & FINANCE 0.6%

Credit Suisse Group AG
7.500% due 12/11/2023 •(h)(i)		365	395
6.250% due 12/18/2024 •(h)(i)		500	534

UBS Group AG
5.750% due 02/19/2022 •(h)(i)	EUR	200	230

			1,159

Total Switzerland			1,159

UNITED KINGDOM 2.4%

BANKING & FINANCE 2.0%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$454	479

Barclays PLC
7.750% due 09/15/2023 •(h)(i)		600	645
4.972% due 05/16/2029 •		400	457
7.875% due 09/15/2022 •(h)(i)	GBP	200	283

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)	EUR	320	395

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(h)(i)	GBP	200	290
7.500% due 09/27/2025 •(h)(i)		$200	226
7.875% due 06/27/2029 •(h)(i)	GBP	200	338

Standard Chartered PLC
7.500% due 04/02/2022 •(h)(i)		$400	406

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	210	367

			3,886

INDUSTRIALS 0.4%

Marston’s Issuer PLC
2.684% (BP0003M + 2.550%) due 07/16/2035 ~		200	210

Mitchells & Butlers Finance PLC
0.548% (BP0003M + 0.450%) due 12/15/2030 ~		96	122

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	375	474

			806

Total United Kingdom			4,692

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 9.9%

BANKING & FINANCE 2.1%

BGC Partners, Inc.
5.375% due 07/24/2023		$4	$4
3.750% due 10/01/2024		6	6

Brixmor Operating Partnership LP
1.182% (US0003M + 1.050%) due 02/01/2022 ~		18	18

EPR Properties
4.950% due 04/15/2028		2	2
4.750% due 12/15/2026		2	2

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		391	396
5.584% due 03/18/2024		240	259
3.087% due 01/09/2023		200	204
4.535% due 03/06/2025	GBP	100	143
3.250% due 09/15/2025	EUR	620	758

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$45	47

GLP Capital LP
5.250% due 06/01/2025		3	3
5.300% due 01/15/2029		19	22

Host Hotels & Resorts LP
2.900% due 12/15/2031		1,000	966

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025		237	253

Newmark Group, Inc.
6.125% due 11/15/2023		10	11

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		8	8

OneMain Finance Corp.
6.125% due 03/15/2024		920	977

			4,079

INDUSTRIALS 5.5%

American Airlines Pass-Through Trust
3.350% due 04/15/2031		8	8
2.875% due 01/11/2036		482	480

Boeing Co.
6.125% due 02/15/2033		400	507

Broadcom, Inc.
4.110% due 09/15/2028		8	9
3.500% due 02/15/2041		225	231
3.469% due 04/15/2034		263	276
3.137% due 11/15/2035		8	8
3.187% due 11/15/2036		500	500

Centene Corp.
4.250% due 12/15/2027		6	6

Charter Communications Operating LLC
4.800% due 03/01/2050		16	18
3.900% due 06/01/2052		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citrix Systems, Inc.
3.300% due 03/01/2030		$3	$3

Community Health Systems, Inc.
8.000% due 03/15/2026		184	194
6.625% due 02/15/2025		260	269

Coty, Inc.
3.875% due 04/15/2026	EUR	245	285

CVS Pass-Through Trust
8.353% due 07/10/2031		$413	526

Delta Air Lines, Inc.
3.625% due 03/15/2022		200	200

DISH DBS Corp.
5.250% due 12/01/2026		490	499

Exela Intermediate LLC
11.500% due 07/15/2026		12	9

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		200	202

Hyatt Hotels Corp.
4.850% due 03/15/2026		900	979

II-VI, Inc.
5.000% due 12/15/2029		7	7

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(a)		208	208

Mileage Plus Holdings LLC
6.500% due 06/20/2027		445	476

Netflix, Inc.
5.375% due 11/15/2029		8	10

Oracle Corp.
3.950% due 03/25/2051 (j)		510	530

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		244	258

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,208	1,282

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		230	243

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		200	213

Tenet Healthcare Corp.
4.625% due 07/15/2024		2	2

Topaz Solar Farms LLC
5.750% due 09/30/2039		71	85
4.875% due 09/30/2039		10	11

U.S. Renal Care, Inc.
10.625% due 07/15/2027		6	6

United Airlines Pass-Through Trust
5.875% due 04/15/2029		375	411

Univision Communications, Inc.
5.125% due 02/15/2025		62	63

Western Midstream Operating LP
1.972% (US0003M + 1.850%) due 01/13/2023 ~		4	4

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Escrow LLC
7.750% due 08/15/2028	$229	$243

Wynn Resorts Finance LLC
7.750% due 04/15/2025	1,400	1,470

		10,831

UTILITIES 2.3%

AT&T, Inc.
3.850% due 06/01/2060	8	8

Enable Midstream Partners LP
4.950% due 05/15/2028	4	5

FirstEnergy Corp.
3.350% due 07/15/2022	410	412

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	2
2.950% due 03/01/2026	53	54
4.500% due 12/15/2041	2	2
3.250% due 06/15/2023	23	23
3.400% due 08/15/2024	35	36
4.000% due 12/01/2046	2	2
3.300% due 03/15/2027	20	20
4.250% due 03/15/2046	4	4
3.750% due 07/01/2028	110	115
4.550% due 07/01/2030	127	137
4.950% due 07/01/2050	805	878
4.500% due 07/01/2040	131	137
4.600% due 06/15/2043	210	217
4.750% due 02/15/2044	120	125
3.250% due 06/01/2031	559	561

Southern California Edison Co.
4.875% due 03/01/2049	1	1

Sprint Communications, Inc.
6.000% due 11/15/2022	900	938

Sprint Corp.
7.625% due 03/01/2026	7	8
7.625% due 02/15/2025	400	461
7.125% due 06/15/2024	435	489

		4,635

Total United States		19,545

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(c)	300	12
6.000% due 05/16/2024 ^(c)	20	1
9.750% due 05/17/2035 ^(c)	20	1

		14

Total Venezuela		14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.2%

INDUSTRIALS 0.2%

Studio City Finance Ltd.
5.000% due 01/15/2029		$550	$493

Total Virgin Islands (British)			493

Total Corporate Bonds & Notes (Cost $37,539)			37,523

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%

UNITED KINGDOM 0.8%

Eurosail PLC
0.795% due 09/13/2045 •	GBP	399	532
1.045% due 06/13/2045 •		535	725

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	232	259

Total United Kingdom			1,516

UNITED STATES 4.2%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^		$52	51

Banc of America Funding Trust
3.028% due 05/20/2036 ^~		7	7

Banc of America Mortgage Trust
3.195% due 11/20/2046 ^~		3	3
6.000% due 10/25/2036 ^		10	10

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		24	24

Benchmark Mortgage Trust
3.509% due 09/15/2048 ~		865	887

Chase Mortgage Finance Trust
3.081% due 09/25/2036 ^~		23	21

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^		89	69
6.000% due 02/25/2037 ^		52	28
6.250% due 12/25/2036 ^•		22	14

Countrywide Home Loan Mortgage Pass-Through Trust
0.602% due 07/25/2037 ^•		15	5

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		30	24

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		318	121

Credit Suisse Mortgage Capital Certificates
2.437% due 12/29/2037 ~		122	92

Credit Suisse Mortgage Capital Trust
3.196% due 07/10/2034 ~		960	963

DBGS Mortgage Trust
2.760% due 10/15/2036 •		900	901

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
2.523% due 06/25/2036 ^~	$172	$156

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	3	3

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.625% due 11/15/2038 •	967	962

JP Morgan Alternative Loan Trust
5.831% due 05/26/2037 ~	49	46

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^	81	46

Merrill Lynch Mortgage Investors Trust
2.711% due 03/25/2036 ^~	10	7

Morgan Stanley Capital Trust
2.060% due 07/15/2035 •	977	971

OBX Trust
0.952% due 04/25/2048 •	93	93

Residential Accredit Loans, Inc. Trust
0.902% due 10/25/2045 •	51	44
5.500% due 03/25/2037 ^	265	258
6.250% due 03/25/2037 ^	21	20

Structured Adjustable Rate Mortgage Loan Trust
2.941% due 10/25/2036 ^~	1,354	987

Wells Fargo Alternative Loan Trust
2.598% due 07/25/2037 ^~	646	597

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	821	850

Total United States		8,260

Total Non-Agency Mortgage-Backed Securities (Cost $9,664)		9,776

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	19
7.350% due 07/01/2035	5	6

Total Illinois		25

PUERTO RICO 0.2%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(c)	30	30

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(c)	5	5
5.250% due 07/01/2037 ^(c)	5	5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(c)	20	20
5.700% due 07/01/2023 ^(c)	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(c)	$5	$5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	10	9

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	120	108
5.125% due 07/01/2037 ^(c)	10	9

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	99

Total Puerto Rico		300

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	360	378

Total Virginia		378

Total Municipal Bonds & Notes (Cost $387)		703

	SHARES
PREFERRED STOCKS 1.3%

BRAZIL 0.3%

UTILITIES 0.3%

Petroleo Brasileiro S.A.	131,000	666

Total Brazil		666

NETHERLANDS 0.2%

BANKING & FINANCE 0.2%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	261,275	410

Total Netherlands		410

SPAIN 0.5%

BANKING & FINANCE 0.5%

Banco Santander S.A.
6.750% due 04/25/2022 •(h)(i)	700,000	816

CaixaBank S.A.
6.000% due 07/18/2022 •(h)(i)	200,000	234

		1,050

Total Spain		1,050

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

BANKING & FINANCE 0.2%

Nationwide Building Society
10.250% ~	1,130	$293

Total United Kingdom		293

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(h)	169,000	168

Total United States		168

Total Preferred Stocks (Cost $2,528)		2,587

REAL ESTATE INVESTMENT TRUSTS 1.0%

AUSTRALIA 0.3%

REAL ESTATE 0.3%

Dexus	29,575	239

GPT Group	48,937	193

Stockland	65,641	203

		635

Total Australia		635

UNITED STATES 0.7%

FINANCIALS 0.3%

AGNC Investment Corp.	14,429	217

Annaly Capital Management, Inc.	38,444	301

		518

REAL ESTATE 0.4%

Uniti Group, Inc.	32	0

VICI Properties, Inc.	26,432	796

		796

Total United States		1,314

Total Real Estate Investment Trusts (Cost $1,436)		1,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

ARGENTINA 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$299	$103
1.000% due 07/09/2029		31	11
1.125% due 07/09/2035 þ		373	117
2.000% due 01/09/2038 þ		269	104
2.500% due 07/09/2041 þ		196	70
15.500% due 10/17/2026	ARS	1,226	2
34.191% (BADLARPP) due 10/04/2022 ~		28	0
36.237% (BADLARPP + 2.000%) due 04/03/2022 ~		2,640	13

Argentina Treasury Bond BONCER
1.200% due 03/18/2022 (g)		1,091	6

Autonomous City of Buenos Aires
37.487% (BADLARPP + 3.250%) due 03/29/2024 ~		3,481	16

Provincia de Buenos Aires
37.922% due 04/12/2025		389	1

Total Argentina			443

CHINA 0.3%

China Development Bank
2.890% due 06/22/2025	CNY	300	47
3.300% due 02/01/2024		100	16
3.430% due 01/14/2027		100	16
3.680% due 02/26/2026		1,200	195
3.740% due 09/10/2025		300	49
4.150% due 10/26/2025		1,100	181

Total China			504

COLOMBIA 0.3%

Colombia Government International Bond
4.000% due 02/26/2024		$500	517

Total Colombia			517

ISRAEL 0.0%

Israel Government International Bond
5.500% due 01/31/2022	ILS	100	32

Total Israel			32

PERU 0.2%

Peru Government International Bond
5.940% due 02/12/2029	PEN	378	97
6.150% due 08/12/2032		332	84
6.350% due 08/12/2028		347	92
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		191	51

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.200% due 08/12/2026	PEN	199	$57

Total Peru			383

ROMANIA 0.1%

Romania Government International Bond
2.000% due 04/14/2033	EUR	214	223

Total Romania			223

SOUTH AFRICA 0.4%

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	200	12
8.250% due 03/31/2032		300	17
8.750% due 02/28/2048		200	10
8.875% due 02/28/2035		200	11
10.500% due 12/21/2026		10,200	709

Total South Africa			759

TURKEY 0.2%

Turkey Government International Bond
4.250% due 03/13/2025		$200	185
4.625% due 03/31/2025	EUR	100	113
5.250% due 03/13/2030		$200	173

Total Turkey			471

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		2	0
7.650% due 04/21/2025 ^(c)		3	0
9.250% due 09/15/2027 ^(c)		44	3

Total Venezuela			3

Total Sovereign Issues (Cost $3,861)			3,335

U.S. GOVERNMENT AGENCIES 8.3%

UNITED STATES 8.3%

Ginnie Mae, TBA
3.500% due 02/01/2052		100	104

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		64	67
3.500% due 02/01/2050		41	43
4.000% due 06/01/2049 - 07/01/2050		476	509

Uniform Mortgage-Backed Security, TBA
2.000% due 02/01/2037		200	205
2.500% due 03/01/2052		700	711
3.000% due 02/01/2052		3,700	3,828
3.500% due 03/01/2052		6,100	6,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 01/01/2052 - 02/01/2052	$4,200	$4,465

Total U.S. Government Agencies (Cost $16,328)		16,336

U.S. TREASURY OBLIGATIONS 6.4%

UNITED STATES 6.4%

U.S. Treasury Bonds
2.875% due 11/15/2046	600	710
3.000% due 02/15/2049	1,133	1,393

U.S. Treasury Inflation Protected Securities (g)
0.125% due 10/15/2024	108	115
0.125% due 07/15/2030	324	363
0.125% due 07/15/2031	2,921	3,286
0.125% due 02/15/2051	319	378
0.250% due 07/15/2029 (m)	776	871
0.375% due 01/15/2027	37	40
0.375% due 07/15/2027	11	13
0.750% due 07/15/2028	551	631
0.875% due 01/15/2029	380	440
1.000% due 02/15/2048	112	158
1.000% due 02/15/2049	110	156

U.S. Treasury Notes
0.125% due 04/30/2023 (m)(o)	4,000	3,979
1.125% due 02/15/2031	64	62

Total U.S. Treasury Obligations (Cost $11,866)		12,595

	SHARES
WARRANTS 0.0%

UNITED STATES 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	40	1

Total Warrants (Cost $0)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (k) 0.4%
		694

SHORT-TERM NOTES 0.1%

Hazine Mustesarligi Varlik Kiralama AS
5.800% due 02/21/2022 (f)	$200	200

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
31.016% due 02/28/2022 (e)(f)(g)	ARS	9,341	$46

Total Argentina Treasury Bills (Cost $52)			46

Total Short-Term Instruments (Cost $946)			940

Total Investments in Securities (Cost $196,728)			207,228

		SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III		435,741	4,235

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $4,266)	$4,235

Total Investments in Affiliates (Cost $4,266)	4,235

Total Investments 107.6% (Cost $200,994)	$211,463

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(1,253))	(144)

Other Assets and Liabilities, net (7.5)%	(14,744)

Net Assets 100.0%	$196,575

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

36	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Neiman Marcus Group Ltd. LLC	09/25/2020	$36	$164	0.08%
Noble Corp.	02/05/2021 - 02/27/2021	26	49	0.02
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	509	530	0.27
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$571	$743	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$694	U.S. Treasury Notes 1.250% due 03/31/2028	$(708)	$694	$694

Total Repurchase Agreements						$(708)	$694	$694

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	02/01/2052	$900	$(897)	$(895)

Total Short Sales (0.5)%				$(897)	$(895)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$694	$0	$0	$694	$(708)	$(14)

Total Borrowings and Other Financing Transactions	$694	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(1,371) at a weighted average interest rate of 0.070%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2022	7	$1,172	$(16)	$0	$(2)
U.S. Treasury 10-Year Note March Futures	03/2022	89	11,612	60	6	0

				$44	$6	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2022	18	$(1,823)	$0	$20	$0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2022	24	(3,515)	11	0	(6)
U.S. Treasury 30-Year Bond March Futures	03/2022	9	(1,444)	(14)	0	(5)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2022	4	(789)	(2)	0	(6)

				$(5)	$20	$(17)

Total Futures Contracts				$39	$26	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	0.679%	$ 1,000	$16	$0	$16	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.593	100	0	1	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.655	200	2	0	2	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.013	500	(1)	1	0	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.614	300	1	4	5	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.975	900	179	(4)	175	2	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.076	500	(2)	0	(2)	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481	EUR 200	(21)	17	(4)	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	1.716	200	(10)	2	(8)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.539	500	11	(1)	10	0	0

						$175	$20	$195	$2	$0

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$ 1,100	$(42)	$(2)	$(44)	$0	$0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	5,100	454	25	479	9	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	200	5	0	5	0	0
iTraxx Asia Ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	100	0	1	1	0	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR 800	22	2	24	1	0

					$439	$26	$465	$10	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	1,300	$(10)	$46	$36	$0	$(9)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		200	7	12	19	0	(3)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		950	21	6	27	0	(25)
Pay(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2022	JPY	341,000	0	0	0	0	0
Pay(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/20/2022		210,000	0	0	0	0	0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		210,000	4	7	11	2	0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		341,000	4	13	17	3	0
Receive(5)	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	100	0	0	0	0	0
Receive(5)	1-Year BRL-CDI	2.848	Maturity	01/03/2022		100	0	0	0	0	0
Receive(5)	1-Year BRL-CDI	2.859	Maturity	01/03/2022		400	0	1	1	0	0
Receive(5)	1-Year BRL-CDI	2.860	Maturity	01/03/2022		500	0	1	1	0	0
Receive(5)	1-Year BRL-CDI	2.865	Maturity	01/03/2022		200	0	1	1	0	0
Receive(5)	1-Year BRL-CDI	2.870	Maturity	01/03/2022		100	0	0	0	0	0
Receive(5)	1-Year BRL-CDI	2.880	Maturity	01/03/2022		400	0	1	1	0	0
Receive(5)	1-Year BRL-CDI	2.883	Maturity	01/03/2022		300	0	1	1	0	0
Receive(5)	1-Year BRL-CDI	2.884	Maturity	01/03/2022		100	0	0	0	0	0
Receive(5)	1-Year BRL-CDI	2.886	Maturity	01/03/2022		100	0	0	0	0	0
Pay(5)	1-Year BRL-CDI	3.060	Maturity	01/03/2022		3,000	0	(7)	(7)	0	0
Receive(5)	1-Year BRL-CDI	3.360	Maturity	01/03/2022		700	(1)	2	1	0	0
Pay(5)	1-Year BRL-CDI	3.700	Maturity	01/03/2022		20,100	(6)	(29)	(35)	0	0
Pay(5)	1-Year BRL-CDI	3.978	Maturity	01/03/2022		700	0	(1)	(1)	0	0
Pay(5)	1-Year BRL-CDI	4.040	Maturity	01/03/2022		700	0	(1)	(1)	0	0
Pay(5)	1-Year BRL-CDI	5.830	Maturity	01/02/2023		800	8	(10)	(2)	0	0
Pay(5)	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	6	(7)	(1)	0	0
Pay(5)	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	2	(2)	0	0	0
Pay(5)	1-Year BRL-CDI	6.170	Maturity	01/02/2023		5,200	(1)	(36)	(37)	0	0
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	500	(7)	5	(2)	0	0
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(293)	170	(123)	1	0
Receive(5)	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		100	0	1	1	0	0
Receive(5)	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		100	0	2	2	0	0
Receive(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,000	15	21	36	0	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(345)	174	(171)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		100	(2)	2	0	0	0
Receive(5)	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(8)	6	(2)	0	0
Pay(5)	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027		100	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		500	0	1	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(5)	3-Month USD-LIBOR	1.450%	Semi-Annual	02/17/2027	$		1,200	$0	$(3)	$(3)	$0	$(1)
Pay(5)	3-Month USD-LIBOR	1.280	Semi-Annual	03/24/2028			400	(1)	(1)	(2)	0	0
Receive(5)	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028			100	0	1	1	0	0
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028			1,610	(91)	(4)	(95)	1	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			4,900	(643)	392	(251)	0	(3)
Pay(5)	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028			100	0	(1)	(1)	0	0
Pay(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028			422	11	(10)	1	0	0
Receive(5)	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028			100	0	1	1	0	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029			55	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029			100	(12)	8	(4)	0	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029			200	(15)	15	0	0	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030			300	(30)	22	(8)	0	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030			200	(25)	16	(9)	0	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030			100	(13)	9	(4)	0	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030			2,400	(130)	184	54	0	(1)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030			127	1	5	6	0	0
Receive(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031			2,600	212	(26)	186	0	(1)
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031			663	(59)	11	(48)	0	0
Receive(5)	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031			100	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031			100	0	1	1	0	0
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031			100	0	1	1	0	0
Receive(5)	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031			100	(1)	2	1	0	0
Pay(5)	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031			100	0	0	0	0	0
Pay(5)	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031			100	0	0	0	0	0
Pay(5)	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031			100	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049			100	(23)	19	(4)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049			100	(23)	19	(4)	0	(1)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			900	(292)	186	(106)	0	(4)
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			100	(26)	19	(7)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			100	(16)	18	2	0	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			500	(97)	92	(5)	0	(2)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			300	(48)	54	6	0	(1)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			600	(196)	122	(74)	0	(3)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050			400	41	5	46	0	(2)
Pay(5)	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051			100	(1)	(4)	(5)	1	0
Pay(5)	3-Month USD-LIBOR	1.590	Semi-Annual	02/09/2051			900	(7)	(19)	(26)	4	0
Receive(5)	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051			100	(1)	(1)	(2)	0	0
Pay(5)	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		ZAR	900	5	(3)	2	0	0
Pay(5)	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026			900	0	(2)	(2)	0	0
Pay(5)	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026			200	0	(1)	(1)	0	0
Pay(5)	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026			400	0	(1)	(1)	0	0
Receive(5)	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027			600	(5)	2	(3)	0	0
Pay(5)	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		AUD	5,080	483	(294)	189	0	(12)
Receive(5)	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027			80	(9)	5	(4)	0	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	800	(2)	29	27	1	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032			300	(6)	9	3	0	0
Pay(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2022			341,000	0	(1)	(1)	0	0
Pay(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/20/2022			210,000	0	(1)	(1)	0	0
Receive(5)	28-Day MXN-TIIE	6.950	Lunar	06/17/2022		MXN	32,100	(67)	62	(5)	0	0
Pay(5)	28-Day MXN-TIIE	7.640	Lunar	01/03/2023			200	1	(1)	0	0	0
Pay(5)	28-Day MXN-TIIE	7.645	Lunar	01/03/2023			2,000	6	(5)	1	0	0
Pay(5)	28-Day MXN-TIIE	7.745	Lunar	01/05/2023			1,400	5	(4)	1	0	0
Pay(5)	28-Day MXN-TIIE	7.610	Lunar	01/23/2023			6,000	19	(17)	2	0	0
Pay(5)	28-Day MXN-TIIE	7.805	Lunar	02/06/2023			3,400	12	(10)	2	0	0
Pay(5)	28-Day MXN-TIIE	7.820	Lunar	02/06/2023			3,400	12	(10)	2	0	0
Pay(5)	28-Day MXN-TIIE	5.990	Lunar	01/30/2026			4,300	9	(20)	(11)	0	0
Pay(5)	28-Day MXN-TIIE	6.080	Lunar	03/10/2026			15,500	35	(72)	(37)	0	0
Pay(5)	28-Day MXN-TIIE	6.490	Lunar	09/08/2026			30,000	97	(150)	(53)	0	0
Receive(5)	28-Day MXN-TIIE	7.984	Lunar	12/10/2027			2,900	(22)	18	(4)	0	0
Receive(5)	28-Day MXN-TIIE	8.005	Lunar	12/21/2027			11,400	(86)	70	(16)	0	0
Receive(5)	28-Day MXN-TIIE	7.800	Lunar	12/28/2027			1,200	(8)	7	(1)	0	0
Receive(5)	28-Day MXN-TIIE	7.910	Lunar	12/30/2027			700	(5)	4	(1)	0	0
Receive(5)	28-Day MXN-TIIE	8.030	Lunar	01/31/2028			2,000	(15)	12	(3)	0	0

40	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	28-Day MXN-TIIE	8.050%	Lunar	01/31/2028	MXN	1,900	$(15)	$12	$(3)	$0	$0
Pay(5)	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	2	(3)	(1)	0	0
Pay(5)	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	1	(1)	0	0	0
Pay(5)	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	1	(1)	0	0	0
Receive(5)	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	(9)	8	(1)	0	0
Pay(5)	UKRPI	4.000	Maturity	09/15/2031	GBP	100	0	(5)	(5)	1	0
Pay(5)	UKRPI	4.140	Maturity	10/15/2031		100	0	(3)	(3)	1	0
Pay(5)	UKRPI	4.250	Maturity	11/15/2031		100	(1)	1	0	1	0

							$(1,653)	$1,147	$(506)	$16	$(71)

Total Swap Agreements							$(1,039)	$1,193	$154	$28	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$26	$28	$54	$0	$(19)	$(71)	$(90)

(m)

Securities with an aggregate market value of $1,032 and cash of $1,607 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2022		PEN	246	$		60	$0	$(2)
	01/2022	$		159		RUB	11,820	0	(2)
	01/2022			240		SEK	2,175	1	0
	02/2022			78		CAD	98	0	(1)
	02/2022			49		INR	3,707	1	0
	03/2022			57		MXN	1,172	0	0
	07/2022		PEN	892	$		222	1	0
	11/2022		ZAR	402			25	1	0
BPS	01/2022		AUD	53			38	0	(1)
	01/2022		GBP	3,200			4,239	0	(92)
	01/2022	$		115		IDR	1,662,310	2	0
	01/2022			29		RUB	2,118	0	(1)
	02/2022			86		INR	6,522	1	0
	02/2022			225		NOK	1,955	0	(3)
	05/2022		ZAR	384	$		24	1	0
	08/2022			1,561			98	3	0
	11/2022			864			54	2	0
BRC	01/2022	$		158		GBP	119	3	0
	11/2022		ZAR	306	$		19	1	0
CBK	01/2022		ILS	106			33	0	(1)
	01/2022		PEN	97			24	0	(1)
	01/2022	$		24		PEN	97	1	0
	01/2022			278		RUB	20,700	0	(3)
	02/2022		PEN	185	$		45	0	(1)
	02/2022		ZAR	104			7	0	0
	03/2022	$		23		PEN	95	1	0
	03/2022			259		RUB	19,547	0	(2)
	04/2022			0		INR	27	0	0
	04/2022			376		MXN	8,162	15	0
	05/2022		PEN	111	$		27	0	(1)
	05/2022	$		75		PEN	306	1	0
	05/2022		ZAR	466	$		29	0	0
	07/2022	$		19		PEN	79	0	0
	12/2022			23			97	1	0
DUB	01/2022			42		CNH	267	0	0
	02/2022			81		INR	6,183	1	0
	02/2022			493		RUB	36,804	0	(5)
GLM	01/2022			19		PEN	79	1	0
	01/2022			215		RUB	15,636	0	(7)
	02/2022		CAD	61	$		51	2	0
	02/2022	$		93		RUB	6,906	0	(2)
	03/2022			72			5,401	0	0
	04/2022			31		INR	2,430	1	0
	11/2022		ZAR	425	$		27	1	0
HUS	01/2022		CNH	1,242			193	0	(2)
	01/2022		GBP	58			77	0	(1)
	01/2022	$		149		GBP	112	3	0
	01/2022			262		IDR	3,804,904	5	0
	01/2022			442		MXN	9,051	0	(1)
	02/2022			141		RUB	10,224	0	(5)
	03/2022			174			13,117	0	(1)
IND	02/2022			126		CLP	97,797	0	(11)
	02/2022		ZAR	1,657	$		107	4	0

42	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	01/2022		CNH	1,746	$		273	$0	$(2)
	01/2022	$		22		IDR	321,314	0	0
	02/2022			164		INR	12,441	2	0
	02/2022		ZAR	47	$		3	0	0
MYI	01/2022		BRL	3,749			657	0	(16)
	01/2022	$		672		BRL	3,749	1	0
	01/2022			60		IDR	875,348	1	0
	02/2022			652		BRL	3,749	16	0
	04/2022		INR	2,049	$		26	0	(1)
RYL	02/2022		ZAR	354			23	1	0
SCX	01/2022		CNH	683			106	0	(1)
	01/2022		EUR	4,651			5,243	0	(52)
	01/2022		JPY	10,700			94	1	0
	02/2022		EUR	4,651			5,292	0	(6)
	02/2022		GBP	3,111			4,213	3	0
	02/2022		JPY	10,701			93	0	0
	11/2022		PEN	29			7	0	0
SSB	01/2022	$		667		BRL	3,749	6	0
UAG	01/2022			48		RUB	3,451	0	(2)
	03/2022			217			16,439	0	(1)
	11/2022		ZAR	941	$		60	3	0

Total Forward Foreign Currency Contracts								$88	$(227)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Fannie Mae, TBA 2.000% due 03/01/2052	$99.301	03/07/2022	500	$3	$3

Total Purchased Options					$3	$3

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850%	04/20/2022	1,900	$(3)	$(2)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,900	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	03/16/2022	400	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	03/16/2022	200	0	0
DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	100	0	0
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	100	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	100	0	0
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,900	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	03/16/2022	100	0	0
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,900	(3)	(1)

						$(12)	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	261	$(3)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.042%	01/14/2022	100	$0	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.425	01/14/2022	100	0	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	10,300	(21)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	10,300	(21)	(26)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.042	01/13/2022	100	0	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.443	01/13/2022	100	0	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.180	02/14/2022	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.580	02/14/2022	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.536	01/18/2022	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.936	01/18/2022	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/16/2022	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	02/16/2022	200	(1)	(1)
MYC	Call - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	1.200	03/02/2022	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.700	03/02/2022	400	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/07/2022	200	0	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.570	01/07/2022	200	0	0
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.688	02/01/2022	200	0	0
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.088	02/01/2022	200	0	0
RBC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.468	01/31/2022	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.768	01/31/2022	100	0	0

							$(50)	$(42)

44	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	$101.016	02/07/2022	500	$(1)	$(1)
JPM	Call - OTC Fannie Mae, TBA 2.000% due 03/01/2052	100.352	03/07/2022	500	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.141	02/07/2022	1,000	(4)	(3)
SAL	Put - OTC Fannie Mae, TBA 2.000% due 03/01/2052	98.301	03/07/2022	500	(2)	(1)
	Put - OTC Fannie Mae, TBA 2.000% due 03/01/2052	98.801	03/07/2022	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.297	02/07/2022	1,000	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2052	100.875	02/07/2022	500	(2)	(1)

					$(15)	$(11)

Total Written Options					$(80)	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.422%	$40	$(1)	$2	$1	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.701	245	(8)	9	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.383	300	(5)	2	0	(3)
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.383	200	(3)	1	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.292	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	100	(1)	3	2	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.246	400	(12)	9	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.328	300	(5)	9	4	0
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.801	100	(5)	5	0	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	100	(1)	3	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.913	500	1	1	2	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.520	400	(8)	10	2	0

							$(49)	$56	$15	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$118	$33	$0
MYC	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	5,700	(2)	26	24	0

						$(87)	$144	$57	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY 1,100	$0	$1	$1	$0
BOA	Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027	$ 2,400	0	7	7	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025	CNY 500	0	1	1	0
GLM	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027	$ 4,900	(1)	14	13	0
	Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029	200	0	1	1	0

							$(1)	$24	$23	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	646	(1.730)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$57	$0	$0	$0	$0
	Receive	iShares iBoxx High Yield Corporate Bond ETF	324	(1.749)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	28	0	(1)	(1)	0
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	667	(1.780)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/01/2022	57	0	1	1	0
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	666	(1.720)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/15/2022	57	0	1	1	0

								$0	$1	$1	$0

Total Swap Agreements								$(137)	$225	$96	$(8)

46	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	4	0	8	12	(5)	(3)	0	(8)	4	0	4
BPS	9	0	1	10	(97)	0	0	(97)	(87)	0	(87)
BRC	4	0	0	4	0	(1)	0	(1)	3	0	3
CBK	19	0	2	21	(9)	0	(3)	(12)	9	0	9
DUB	1	0	0	1	(5)	0	0	(5)	(4)	0	(4)
GLM	5	0	14	19	(9)	(43)	0	(52)	(33)	43	10
GST	0	0	36	36	0	0	(2)	(2)	34	(40)	(6)
HUS	8	0	4	12	(10)	0	(3)	(13)	(1)	0	(1)
IND	4	0	0	4	(11)	0	0	(11)	(7)	0	(7)
JPM	2	0	0	2	(2)	(5)	0	(7)	(5)	0	(5)
MYC	0	0	30	30	0	(1)	0	(1)	29	0	29
MYI	18	0	0	18	(17)	0	0	(17)	1	0	1
RBC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
RYL	1	0	0	1	0	0	0	0	1	0	1
SAL	0	3	0	3	0	(6)	0	(6)	(3)	0	(3)
SCX	4	0	0	4	(59)	0	0	(59)	(55)	0	(55)
SSB	6	0	0	6	0	0	0	0	6	0	6
UAG	3	0	0	3	(3)	0	0	(3)	0	0	0

Total Over the Counter	$88	$3	$96	$187	$(227)	$(60)	$(8)	$(295)

(o)

Securities with an aggregate market value of $43 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	12	0	0	16	28

	$0	$12	$0	$0	$42	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88
Purchased Options	0	0	0	0	3	3
Swap Agreements	0	72	1	0	23	96

	$0	$72	$1	$88	$26	$187

	$0	$84	$1	$88	$68	$241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$90	$90

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$227	$0	$227
Written Options	0	5	0	2	53	60
Swap Agreements	0	8	0	0	0	8

	$0	$13	$0	$229	$53	$295

	$0	$13	$0	$229	$143	$385

48	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(28)	$0	$(129)	$(157)
Swap Agreements	0	79	0	0	(155)	(76)

	$0	$79	$(28)	$0	$(284)	$(233)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$543	$0	$543
Purchased Options	0	(1)	0	0	(6)	(7)
Written Options	0	1	0	3	17	21
Swap Agreements	0	72	1	0	1	74

	$0	$72	$1	$546	$12	$631

	$0	$151	$(27)	$546	$(272)	$398

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1)	$(1)
Swap Agreements	0	13	0	0	133	146

	$0	$13	$0	$0	$132	$145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(359)	$0	$(359)
Purchased Options	0	0	0	0	5	5
Written Options	0	7	0	(1)	3	9
Swap Agreements	0	(30)	1	0	26	(3)

	$0	$(23)	$1	$(360)	$34	$(348)

	$0	$(10)	$1	$(360)	$166	$(203)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$389	$0	$389
United States	0	13,063	0	13,063
Loan Participations and Assignments
Canada	0	654	0	654
Luxembourg	0	611	19	630
Panama	0	915	0	915
United Kingdom	0	951	400	1,351
United States	0	8,284	1	8,285
Common Stocks
Australia
Materials	0	4,906	0	4,906
Belgium
Financials	0	270	0	270

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Brazil
Consumer Staples	$0	$327	$0	$327
Energy	0	563	0	563
Materials	0	1,519	0	1,519
Canada
Consumer Discretionary	231	0	0	231
Financials	524	0	0	524
Cayman Islands
Industrials	0	4	0	4
China
Energy	0	785	0	785
Financials	0	3,262	0	3,262
Health Care	0	268	0	268
Information Technology	0	227	0	227
Utilities	0	215	0	215
Czech Republic
Utilities	168	0	0	168
Denmark
Industrials	0	853	0	853
France
Communication Services	0	195	0	195
Financials	0	138	0	138
Health Care	0	212	0	212
Industrials	0	979	0	979
Utilities	218	153	0	371
Germany
Industrials	0	1,983	0	1,983
Utilities	0	716	0	716
Greece
Communication Services	0	149	0	149
Hong Kong
Consumer Discretionary	0	143	0	143
Italy
Utilities	0	608	0	608
Japan
Communication Services	0	1,450	0	1,450
Consumer Discretionary	0	1,088	0	1,088
Consumer Staples	0	666	0	666
Financials	0	183	0	183
Health Care	0	832	0	832
Industrials	0	2,674	0	2,674
Information Technology	0	1,121	0	1,121
Materials	0	301	0	301
Utilities	0	355	0	355
Netherlands
Consumer Staples	0	986	0	986
Industrials	0	927	0	927
Norway
Materials	0	142	0	142
Poland
Energy	0	152	0	152
Russia
Communication Services	139	0	0	139
Consumer Staples	137	0	0	137
South Africa
Financials	0	470	0	470
Materials	0	169	0	169
South Korea
Consumer Discretionary	0	499	0	499
Consumer Staples	0	213	0	213

50	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Spain
Consumer Discretionary	$0	$967	$0	$967
Financials	0	1,087	0	1,087
Utilities	0	417	0	417
Sweden
Consumer Discretionary	0	577	0	577
Energy	0	197	0	197
Information Technology	0	143	0	143
Materials	0	289	0	289
Switzerland
Consumer Staples	0	191	0	191
Health Care	0	4,509	0	4,509
Industrials	0	481	0	481
Information Technology	0	573	0	573
Taiwan
Financials	0	573	0	573
Information Technology	2,294	149	0	2,443
United Kingdom
Consumer Discretionary	0	340	0	340
Consumer Staples	0	738	0	738
Financials	0	885	0	885
Health Care	0	416	0	416
Materials	0	2,620	0	2,620
Utilities	0	995	0	995
United States
Communication Services	1,083	0	104	1,187
Consumer Discretionary	1,527	0	0	1,527
Consumer Staples	11,321	0	0	11,321
Energy	280	0	0	280
Financials	8,050	0	0	8,050
Health Care	8,371	0	0	8,371
Industrials	2,670	0	164	2,834
Information Technology	12,064	0	0	12,064
Convertible Bonds & Notes
United States
Banking & Finance	0	1	0	1
Corporate Bonds & Notes
Austria
Banking & Finance	0	754	0	754
Bermuda
Industrials	0	896	0	896
Brazil
Industrials	0	40	0	40
Utilities	0	148	0	148
Canada
Industrials	0	1,288	0	1,288
Cayman Islands
Banking & Finance	0	25	0	25
Industrials	0	483	0	483
Utilities	0	58	0	58
France
Banking & Finance	0	429	0	429
Hong Kong
Banking & Finance	0	259	0	259
Ireland
Industrials	0	538	0	538
Italy
Banking & Finance	0	413	0	413
Japan
Industrials	0	972	0	972

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Liberia
Industrials	$0	$947	$0	$947
Luxembourg
Banking & Finance	0	401	0	401
Industrials	0	181	0	181
Utilities	0	628	0	628
Mexico
Industrials	0	737	0	737
Multinational
Industrials	0	356	0	356
Netherlands
Industrials	0	581	0	581
Norway
Banking & Finance	0	203	0	203
Peru
Banking & Finance	0	24	0	24
Spain
Industrials	0	249	0	249
Sweden
Banking & Finance	0	1,010	0	1,010
Switzerland
Banking & Finance	0	1,159	0	1,159
United Kingdom
Banking & Finance	0	3,886	0	3,886
Industrials	0	806	0	806
United States
Banking & Finance	0	4,079	0	4,079
Industrials	0	10,623	208	10,831
Utilities	0	4,635	0	4,635
Venezuela
Industrials	0	14	0	14
Virgin Islands (British)
Industrials	0	493	0	493
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,516	0	1,516
United States	0	8,260	0	8,260
Municipal Bonds & Notes
Illinois	0	25	0	25
Puerto Rico	0	300	0	300
Virginia	0	378	0	378
Preferred Stocks
Brazil
Utilities	0	666	0	666
Netherlands
Banking & Finance	0	410	0	410
Spain
Banking & Finance	0	1,050	0	1,050
United Kingdom
Banking & Finance	0	293	0	293
United States
Industrials	0	168	0	168
Real Estate Investment Trusts
Australia
Real Estate	0	635	0	635
United States
Financials	518	0	0	518
Real Estate	796	0	0	796
Sovereign Issues
Argentina	0	443	0	443

52	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
China	$0	$504	$0	$504
Colombia	0	517	0	517
Israel	0	32	0	32
Peru	0	383	0	383
Romania	0	223	0	223
South Africa	0	759	0	759
Turkey	0	471	0	471
Venezuela	0	3	0	3
U.S. Government Agencies
United States	0	16,336	0	16,336
U.S. Treasury Obligations
United States	0	12,595	0	12,595
Warrants
United States
Information Technology	0	0	1	1
Short-Term Instruments
Repurchase Agreements	0	694	0	694
Short-Term Notes	0	200	0	200
Argentina Treasury Bills	0	46	0	46

	$50,391	$155,940	$897	$207,228

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,235	$0	$0	$4,235

Total Investments	$54,626	$155,940	$897	$211,463

Short Sales, at Value - Liabilities
United States	0	(895)	0	(895)

	$0	$(895)	$0	$(895)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	34	0	54
Over the counter	0	187	0	187

	$20	$221	$0	$241

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(88)	0	(90)
Over the counter	0	(295)	0	(295)

	$(2)	$(383)	$0	$(385)

Total Financial Derivative Instruments	$18	$(162)	$0	$(144)

Totals	$54,644	$154,883	$897	$210,424

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2021	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Prior to November 1, 2021, PIMCO had engaged Research Affiliates, LLC as the sub-adviser for the equity portion of the Fund and Parametric Portfolio Associates, LLC to implement the investment strategies of the equity portion of the Fund.

The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and series of the PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

54	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

SEMIANNUAL REPORT	DECEMBER 31, 2021	55

Notes to Financial Statements (Cont.)

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates   In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

56	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

SEMIANNUAL REPORT	DECEMBER 31, 2021	57

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

58	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or an Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

SEMIANNUAL REPORT	DECEMBER 31, 2021	59

Notes to Financial Statements (Cont.)

security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

60	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

SEMIANNUAL REPORT	DECEMBER 31, 2021	61

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the

62	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,231	$52,538	$(49,500)	$(2)	$(32)	$4,235	$37	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead

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Notes to Financial Statements (Cont.)

of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on

64	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except

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Notes to Financial Statements (Cont.)

for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of December 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

66	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

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Notes to Financial Statements (Cont.)

Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to

68	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

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Notes to Financial Statements (Cont.)

Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

70	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

72	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

74	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover,

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Notes to Financial Statements (Cont.)

increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

76	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could

SEMIANNUAL REPORT	DECEMBER 31, 2021	77

Notes to Financial Statements (Cont.)

lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index

78	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

SEMIANNUAL REPORT	DECEMBER 31, 2021	79

Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

80	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin

SEMIANNUAL REPORT	DECEMBER 31, 2021	81

Notes to Financial Statements (Cont.)

and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee(1)	Supervisory and Administrative Fee(2)

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.44%	0.25%	0.35%	0.45%*(3)	0.35%	0.35%

(1)	Effective November 1, 2021, the Fund’s investment advisory fee was reduced by 0.01%.
(2)	Effective November 1, 2021, the Fund’s supervisory and administrative fee was reduced by 0.05% for each class.
(3)

PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

82	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2021, the Distributor retained $16,957 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

SEMIANNUAL REPORT	DECEMBER 31, 2021	83

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2021, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

19	14	13	46

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2021, the amount was $6,043.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the

84	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

Fund in an amount equal to the its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2021, there were no waived amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$14,165	$317

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

SEMIANNUAL REPORT	DECEMBER 31, 2021	85

Notes to Financial Statements (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$130,221	$122,344	$144,898	$160,241

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2021		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	449	$5,663	1,581	$19,056

I-2	364	4,615	366	4,274

Class A	542	6,878	3,455	38,735

Class C	126	1,583	201	2,395

Issued as reinvestment of distributions

Institutional Class	63	797	72	851

I-2	27	337	50	580

Class A	223	2,807	300	3,479

Class C	27	345	73	819

Cost of shares redeemed

Institutional Class	(776)	(9,715)	(791)	(8,873)

I-2	(648)	(8,136)	(831)	(9,223)

Class A	(892)	(11,257)	(2,936)	(32,388)

Class C	(312)	(3,946)	(3,598)	(39,481)

Net increase (decrease) resulting from Fund share transactions	(807)	$(10,029)	(2,058)	$(19,776)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

86	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2021

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$63,866	$35,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$199,406	$15,325	$(4,078)	$11,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2021	87

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	ILS	Israeli Shekel
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	SP - ADR	Sponsored American Depositary Receipt
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	SP - GDR	Sponsored Global Depositary Receipt
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

88	PIMCO EQUITY SERIES

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	0.0813	0.0000	0.0000	0.0813

December 2021	0.1944	0.0000	0.0632	0.2576

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	0.0788	0.0000	0.0000	0.0788

December 2021	0.1916	0.0000	0.0623	0.2539

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	0.0734	0.0000	0.0000	0.0734

December 2021	0.1853	0.0000	0.0603	0.2456

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	0.0564	0.0000	0.0000	0.0564

December 2021	0.1639	0.0000	0.0533	0.2172

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2021	89

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement and the Second Amended and Restated Sub-Advisory Agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

90	PIMCO EQUITY SERIES

(Unaudited)

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered

SEMIANNUAL REPORT	DECEMBER 31, 2021	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

92	PIMCO EQUITY SERIES

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board discussed these and other performance-related developments.

The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The

SEMIANNUAL REPORT	DECEMBER 31, 2021	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed five basis point reduction in the supervisory and administrative fee and one basis point reduction to the advisory fee for all classes of the PIMCO Dividend and Income Fund; and the proposed five basis point reduction in the supervisory and administrative fee for Class A shares of each of the REALPATH Blend Funds.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

94	PIMCO EQUITY SERIES

(Unaudited)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreements, and that the total expenses of each Fund after the proposals to decrease their fees, as applicable, are reasonable.

SEMIANNUAL REPORT	DECEMBER 31, 2021	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

96	PIMCO EQUITY SERIES

(Unaudited)

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2021	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES4001SAR_123121

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2021

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	42

PIMCO RAE Global ex-US Fund	12	43

PIMCO RAE International Fund	14	44

PIMCO RAE US Fund	16	52

PIMCO RAE US Small Fund	18	55

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

2	PIMCO EQUITY SERIES

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

4	PIMCO EQUITY SERIES

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO EQUITY SERIES

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	(3.66)%	15.91%	8.47%	5.51%	6.48%
PIMCO RAE Emerging Markets Fund I-2	(3.65)%	15.80%	8.34%	5.44%	6.42%
PIMCO RAE Emerging Markets Fund Class A	(3.79)%	15.38%	8.09%	5.29%	6.33%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	(7.38)%	11.00%	7.26%	4.88%	6.08%
MSCI Emerging Markets Value Index±	(5.46)%	4.00%	7.02%	3.31%	4.78%
MSCI Emerging Markets Index±± ª	(9.30)%	(2.54)%	9.87%	5.49%	5.67%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.78% for Institutional Class shares, 0.88% for I-2 shares and 1.13% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of December 31, 2021†§

India	13.7%
Brazil	13.4%
China	12.5%
South Korea	10.6%
Taiwan	10.5%
Russia	8.4%
Thailand	6.6%
South Africa	6.4%
Mexico	6.2%
Short-Term Instruments	2.4%
Hong Kong	2.4%
Turkey	2.0%
Poland	1.3%
Other	3.6%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials and information technology sectors detracted from relative returns, as the sectors outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	9

PIMCO RAE Global Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	1.66%	19.09%	9.63%	7.79%
PIMCO RAE Global Fund I-2	1.70%	19.02%	9.55%	7.68%
PIMCO RAE Global Fund Class A	1.54%	18.70%	9.26%	7.42%
PIMCO RAE Global Fund Class A (adjusted)	(2.29)%	14.24%	8.44%	6.80%
MSCI All Country World Value Index±	4.81%	19.62%	8.69%	7.10%
MSCI All Country World Index±± ª	5.55%	18.54%	14.40%	10.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.00% for Institutional Class shares, 1.10% for I-2 shares and 1.35% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of December 31, 2021†§

PIMCO RAE US Fund	47.7%
PIMCO RAE International Fund	39.7%
PIMCO RAE Emerging Markets Fund	12.6%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	(2.22)%	12.12%	7.23%	4.96%
PIMCO RAE Global ex-US Fund I-2	(2.24)%	11.96%	7.15%	4.87%
PIMCO RAE Global ex-US Fund Class A	(2.40)%	11.71%	6.85%	4.59%
PIMCO RAE Global ex-US Fund Class A (adjusted)	(6.08)%	7.53%	6.04%	3.99%
MSCI All Country World ex US Value Index±	(1.11)%	10.46%	6.00%	3.58%
MSCI All Country World ex US Index±± ª	(1.22)%	7.82%	9.61%	6.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.12% for Institutional Class shares, 1.22% for I-2 shares and 1.47% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of December 31, 2021†§

PIMCO RAE International Fund	75.9%
PIMCO RAE Emerging Markets Fund	24.1%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the consumer discretionary, communication services, and utilities sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the energy sector detracted from relative returns, as the sector outperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	(1.74)%	10.90%	6.89%	4.57%
PIMCO RAE International Fund I-2	(1.80)%	10.90%	6.80%	4.48%
PIMCO RAE International Fund Class A	(1.90)%	10.60%	6.52%	4.21%
PIMCO RAE International Fund Class A (adjusted)	(5.57)%	6.47%	5.70%	3.60%
MSCI EAFE Value Index±	0.19%	10.89%	5.34%	3.02%
MSCI EAFE Index±± ª	2.24%	11.26%	9.55%	6.15%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of December 31, 2021†§

Japan	27.1%
United Kingdom	10.2%
Netherlands	8.4%
Switzerland	6.7%
France	6.0%
Germany	5.6%
Canada	5.3%
Australia	4.8%
Spain	4.2%
Luxembourg	3.9%
Italy	3.3%
Hong Kong	1.8%
Israel	1.6%
Norway	1.3%
Finland	1.0%
Short-Term Instruments	4.4%
Other	4.4%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the communication services, utilities, and consumer staples sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	There were no other material contributors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	15

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	6.28%	27.78%	12.44%	13.59%	9.25%
PIMCO RAE US Fund I-2	6.20%	27.52%	12.32%	13.52%	9.21%
PIMCO RAE US Fund Class A	6.02%	27.21%	11.98%	13.28%	9.09%
PIMCO RAE US Fund Class A (adjusted)	2.02%	22.40%	11.14%	12.84%	8.85%
Russell 1000® Value Index±	6.93%	25.16%	11.16%	12.97%	8.29%♦
S&P 500 Index±± ª	11.67%	28.71%	18.47%	16.55%	10.60%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2004.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.41% for Institutional Class shares, 0.51% for I-2 shares and 0.81% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of December 31, 20211§

Information Technology	22.3%
Health Care	16.8%
Consumer Discretionary	14.5%
Financials	12.9%
Energy	10.0%
Industrials	7.7%
Consumer Staples	5.0%
Utilities	3.4%
Communication Services	1.9%
Materials	1.9%
Real Estate	1.8%
Short-Term Instruments	1.8%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the information technology and health care sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the communication services sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	There were no other material contributors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	17

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021*

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	(2.27)%	40.37%	11.73%	13.89%	9.71%
PIMCO RAE US Small Fund I-2	(2.39)%	40.08%	11.59%	13.80%	9.65%
PIMCO RAE US Small Fund Class A	(2.48)%	39.75%	11.28%	13.58%	9.52%
PIMCO RAE US Small Fund Class A (adjusted)	(6.14)%	34.57%	10.44%	13.15%	9.27%
Russell 2000® Value Index±	1.25%	28.27%	9.07%	12.03%	8.07%
Russell 2000® Index±± ª	(2.31)%	14.82%	12.02%	13.23%	9.19%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 9/30/2005.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.53% for Institutional Class shares, 0.63% for I-2 shares and 0.93% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of December 31, 2021†§

Energy	16.6%
Consumer Discretionary	15.7%
Real Estate	15.7%
Financials	9.7%
Industrials	9.4%
Health Care	9.3%
Information Technology	8.5%
Consumer Staples	5.8%
Materials	4.3%
Communication Services	2.2%
Short-Term Instruments	1.7%
Utilities	1.1%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the health care and communication services sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$963.40	$3.85	$1,000.00	$1,021.56	$3.97	0.77%
I-2	1,000.00	963.50	4.35	1,000.00	1,021.05	4.48	0.87
Class A	1,000.00	962.10	5.60	1,000.00	1,019.77	5.76	1.12

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$1,016.60	$0.10	$1,000.00	$1,025.38	$0.10	0.02%
I-2	1,000.00	1,017.00	0.62	1,000.00	1,024.87	0.62	0.12
Class A	1,000.00	1,015.40	1.90	1,000.00	1,023.59	1.91	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$977.80	$0.00	$1,000.00	$1,025.48	$0.00	0.00%
I-2	1,000.00	977.60	0.50	1,000.00	1,024.97	0.52	0.10
Class A	1,000.00	976.00	1.76	1,000.00	1,023.70	1.80	0.35

PIMCO RAE International Fund
Institutional Class	$1,000.00	$982.60	$2.58	$1,000.00	$1,022.88	$2.63	0.51%
I-2	1,000.00	982.00	3.08	1,000.00	1,022.37	3.14	0.61
Class A	1,000.00	981.00	4.34	1,000.00	1,021.10	4.43	0.86

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,062.80	$2.15	$1,000.00	$1,023.39	$2.11	0.41%
I-2	1,000.00	1,062.00	2.68	1,000.00	1,022.88	2.63	0.51
Class A	1,000.00	1,060.20	4.25	1,000.00	1,021.35	4.17	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$977.30	$2.57	$1,000.00	$1,022.88	$2.63	0.51%
I-2	1,000.00	976.10	3.07	1,000.00	1,022.37	3.14	0.61
Class A	1,000.00	975.20	4.58	1,000.00	1,020.84	4.69	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2021 - 12/31/2021+	$12.02	$0.32	$(0.76)	$(0.44)	$(0.96)	$0.00	$0.00	$(0.96)

06/30/2021	7.83	0.27	4.09	4.36	(0.17)	0.00	0.00	(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)
I-2

07/01/2021 - 12/31/2021+	11.97	0.31	(0.75)	(0.44)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)
Class A

07/01/2021 - 12/31/2021+	11.86	0.29	(0.74)	(0.45)	(0.95)	0.00	0.00	(0.95)

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

PIMCO RAE Global Fund
Institutional Class

07/01/2021 - 12/31/2021+	$12.16	$0.78	$(0.59)	$0.19	$(0.83)	$(0.45)	$0.00	$(1.28)

06/30/2021	8.48	0.23	3.71	3.94	(0.23)	(0.03)	0.00	(0.26)

06/30/2020	10.30	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.04	0.31	(0.26)	0.05	(0.30)	(0.49)	0.00	(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)
I-2

07/01/2021 - 12/31/2021+	12.10	0.77	(0.58)	0.19	(0.82)	(0.45)	0.00	(1.27)

06/30/2021	8.45	0.19	3.72	3.91	(0.23)	(0.03)	0.00	(0.26)

06/30/2020	10.27	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)
Class A

07/01/2021 - 12/31/2021+	11.97	0.78	(0.61)	0.17	(0.81)	(0.45)	0.00	(1.26)

06/30/2021	8.37	0.18	3.67	3.85	(0.22)	(0.03)	0.00	(0.25)

06/30/2020	10.20	0.34	(1.46)	(1.12)	(0.33)	(0.38)	0.00	(0.71)

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2021 - 12/31/2021+	$11.65	$1.22	$(1.48)	$(0.26)	$(1.22)	$0.00	$0.00	$(1.22)

06/30/2021	8.20	0.21	3.45	3.66	(0.21)	0.00	0.00	(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)
I-2

07/01/2021 - 12/31/2021+	11.67	1.86	(2.12)	(0.26)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.62	(3.66)%	$793,477	0.77	%*	0.78	%*	0.75	%*	0.76	%*	5.46	%*	27%

12.02	56.09	1,716,375	0.79	(f)	0.85	(f)	0.78	(f)	0.84	(f)	2.66		79

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70		56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94		25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43

10.57	(3.65)	68,402	0.87	*	0.88	*	0.85	*	0.86	*	5.20	*	27

11.97	55.95	59,609	0.89	(g)	0.95	(g)	0.88	(g)	0.94	(g)	2.71		79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58		56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43

10.46	(3.79)	16,262	1.12	*	1.13	*	1.10	*	1.11	*	4.96	*	27

11.86	55.42	15,798	1.14	(g)	1.20	(g)	1.13	(g)	1.19	(g)	2.24		79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61		56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43

$11.07	1.66%	$266,268	0.02	%*	0.51	%*	0.02	%*	0.51	%*	12.76	%*	4%

12.16	47.04	291,092	0.02	(h)(i)	0.58	(h)(i)	0.02	(h)(i)	0.58	(h)(i)	2.21		8

8.48	(11.89)	276,005	0.02		0.72		0.02		0.72		3.67		29

10.30	1.07	292,168	0.02		0.71		0.02		0.71		2.97		38

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07		19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20

11.02	1.70	275	0.12	*	0.61	*	0.12	*	0.61	*	12.57	*	4

12.10	46.78	241	0.12	(h)(j)	0.68	(h)(j)	0.12	(h)(j)	0.68	(h)(j)	1.80		8

8.45	(11.96)	137	0.12		0.82		0.12		0.82		3.68		29

10.27	1.00	218	0.12		0.81		0.12		0.81		3.01		38

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20

10.88	1.54	1,594	0.37	*	0.86	*	0.37	*	0.86	*	12.97	*	4

11.97	46.46	1,346	0.37	(h)(j)	0.93	(h)(j)	0.37	(h)(j)	0.93	(h)(j)	1.71		8

8.37	(12.26)	1,115	0.37		1.07		0.37		1.07		3.54		29

10.20	0.82	1,901	0.37		1.06		0.37		1.06		2.58		38

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20

$10.17	(2.22)%	$80,802	0.00	%*	0.56	%*	0.00	%*	0.56	%*	20.89	%*	2%

11.65	44.96	80,502	0.02	(k)	0.63	(k)	0.02	(k)	0.63	(k)	2.08		18

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03		34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13		17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8

10.19	(2.24)	376	0.10	*	0.66	*	0.10	*	0.66	*	31.99	*	2

11.67	44.90	154	0.12	(f)	0.73	(f)	0.12	(f)	0.73	(f)	0.18		18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14		34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Global ex-US Fund (Cont.)
Class A

07/01/2021 - 12/31/2021+	$11.48	$1.16	$(1.44)	$(0.28)	$(1.20)	$0.00	$0.00	$(1.20)

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

PIMCO RAE International Fund
Institutional Class

07/01/2021 - 12/31/2021+	$11.23	$0.17	$(0.41)	$(0.24)	$(0.46)	$(1.89)	$0.00	$(2.35)

06/30/2021	8.11	0.27	3.08	3.35	(0.23)	0.00	0.00	(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)
I-2

07/01/2021 - 12/31/2021+	11.17	0.17	(0.42)	(0.25)	(0.43)	(1.89)	0.00	(2.32)

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)
Class A

07/01/2021 - 12/31/2021+	11.06	0.15	(0.41)	(0.26)	(0.44)	(1.89)	0.00	(2.33)

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

PIMCO RAE US Fund
Institutional Class

07/01/2021 - 12/31/2021+	$14.03	$0.13	$0.72	$0.85	$(0.17)	$(1.19)	$0.00	$(1.36)

06/30/2021	9.72	0.25	4.44	4.69	(0.28)	(0.10)	0.00	(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)
I-2

07/01/2021 - 12/31/2021+	13.94	0.12	0.71	0.83	(0.16)	(1.19)	0.00	(1.35)

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)
Class A

07/01/2021 - 12/31/2021+	13.75	0.10	0.70	0.80	(0.15)	(1.19)	0.00	(1.34)

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

PIMCO RAE US Small Fund
Institutional Class

07/01/2021 - 12/31/2021+	$15.90	$0.20	$(0.58)	$(0.38)	$(0.20)	$(5.96)	$0.00	$(6.16)

06/30/2021	8.80	0.09	8.05	8.14	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.00	(2.40)%	$11,963	0.35	%*	0.91	%*	0.35	%*	0.91	%*	20.25	%*	2%

11.48	44.43	11,523	0.37	(f)	0.98	(f)	0.37	(f)	0.98	(f)	1.88		18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66		34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8

$8.64	(1.74)%	$708,762	0.51	%*	0.52	%*	0.50	%*	0.51	%*	3.16	%*	30%

11.23	41.64	1,025,896	0.51	(l)	0.55	(l)	0.51	(l)	0.55	(l)	2.79		87

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65		93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41		41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20

8.60	(1.80)	11,402	0.61	*	0.62	*	0.60	*	0.61	*	2.99	*	30

11.17	41.51	25,494	0.61	(m)	0.65	(m)	0.61	(m)	0.65	(m)	3.66		87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39		93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20

8.47	(1.90)	22,396	0.86	*	0.87	*	0.85	*	0.86	*	2.76	*	30

11.06	41.10	25,298	0.86	(m)	0.90	(m)	0.86	(m)	0.90	(m)	2.87		87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05		93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20

$13.52	6.28%	$1,224,769	0.41	%*	0.41	%*	0.41	%*	0.41	%*	1.83	%*	24%

14.03	48.99	915,231	0.40	(n)	0.44	(n)	0.40	(n)	0.44	(n)	2.06		54

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60		34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39		32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31

13.42	6.20	38,410	0.51	*	0.51	*	0.51	*	0.51	*	1.71	*	24

13.94	48.77	39,056	0.50	(o)	0.54	(o)	0.50	(o)	0.54	(o)	1.92		54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51		34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31

13.21	6.02	13,456	0.81	*	0.81	*	0.81	*	0.81	*	1.42	*	24

13.75	48.44	12,212	0.80	(m)	0.84	(m)	0.80	(m)	0.84	(m)	1.65		54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21		34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31

$9.36	(2.27)%	$224,180	0.51	%*	0.52	%*	0.50	%*	0.51	%*	2.71	%*	73%

15.90	97.65	331,165	0.53	(n)	0.56	(n)	0.51	(n)	0.54	(n)	0.79		118

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50		202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52		64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
I-2

07/01/2021 - 12/31/2021+	$15.80	$0.27	$(0.66)	$(0.39)	$(0.20)	$(5.96)	$0.00	$(6.16)

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)
Class A

07/01/2021 - 12/31/2021+	15.62	0.22	(0.63)	(0.41)	(0.18)	(5.96)	0.00	(6.14)

06/30/2021	8.68	(0.04)	8.01	7.97	(0.16)	(0.87)	0.00	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

+	Unaudited
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(g)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.15%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.25%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(m)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(n)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(o)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.25	(2.39)%	$26,988	0.61	%*	0.62	%*	0.60	%*	0.61	%*	3.80	%*	73%

15.80	97.30	6,427	0.63	(o)	0.66	(o)	0.61	(o)	0.64	(o)	0.17		118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53		202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45

9.07	(2.48)	59,404	0.91	*	0.92	*	0.90	*	0.91	*	3.05	*	73

15.62	96.82	46,113	0.93	(m)	0.96	(m)	0.91	(m)	0.94	(m)	(0.27)		118

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22		202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07		64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$884,801	$0	$0	$745,388	$1,276,034	$310,889
Investments in Affiliates	12,023	267,736	92,952	33,428	21,844	5,044
Cash	1,227	0	0	0	1	0
Foreign currency, at value	2,543	0	0	616	0	0
Receivable for investments sold	0	0	0	1,622	9,317	1
Receivable for investments in Affiliates sold	0	19,648	350	0	0	0
Receivable for Fund shares sold	1,537	0	53	103	34	343
Interest and/or dividends receivable	4,736	0	0	3,654	1,120	346
Reimbursement receivable from PIMCO	23	126	46	14	11	5
Other assets	2	0	0	13	0	0
Total Assets	906,892	287,510	93,401	784,838	1,308,361	316,628

Liabilities:

Financial Derivative Instruments
Over the counter	$1	$0	$0	$0	$0	$0
Payable for investments purchased	6,319	0	0	1	0	0
Payable upon return of securities loaned	13,252	0	0	33,455	21,844	4,132
Payable for Fund shares redeemed	4,298	0	0	8,225	9,422	853
Overdraft due to custodian	0	19,247	211	261	0	0
Accrued investment advisory fees	382	88	33	197	282	94
Accrued supervisory and administrative fees	199	38	13	134	175	51
Accrued servicing fees	4	0	3	5	3	14
Accrued taxes payable	4,296	0	0	0	0	0
Other liabilities	0	0	0	0	0	912
Total Liabilities	28,751	19,373	260	42,278	31,726	6,056

Net Assets	$878,141	$268,137	$93,141	$742,560	$1,276,635	$310,572

Net Assets Consist of:

Paid in capital	$862,510	$207,389	$92,443	$620,542	$956,183	$205,207
Distributable earnings (accumulated loss)	15,631	60,748	698	122,018	320,452	105,365

Net Assets	$878,141	$268,137	$93,141	$742,560	$1,276,635	$310,572

Cost of investments in securities	$647,361	$0	$0	$534,276	$943,976	$195,310
Cost of investments in Affiliates	$12,023	$218,043	$96,194	$33,428	$21,844	$5,044
Cost of foreign currency held	$2,537	$0	$0	$612	$0	$0

* Includes repurchase agreements of:	$9,626	$0	$0	$1,200	$1,818	$266
^ Includes securities on loan of:	$12,445	$0	$0	$31,980	$21,351	$4,051

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021 (Unaudited)

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$793,477	$266,268	$80,802	$708,762	$1,224,769	$224,180
I-2	68,402	275	376	11,402	38,410	26,988
Class A	16,262	1,594	11,963	22,396	13,456	59,404

Shares Issued and Outstanding:

Institutional Class	74,691	24,042	7,946	82,071	90,616	23,961
I-2	6,473	25	37	1,326	2,861	2,917
Class A	1,554	147	1,196	2,645	1,019	6,553

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.62	$11.07	$10.17	$8.64	$13.52	$9.36
I-2	10.57	11.02	10.19	8.60	13.42	9.25
Class A	10.46	10.88	10.00	8.47	13.21	9.07

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	29

Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$1	$0	$0	$0	$0	$6
Dividends, net of foreign taxes*	39,109	0	0	16,186	12,865	5,863
Dividends from Investments in Affiliates	0	18,546	9,932	0	0	0
Securities lending income	805	0	0	918	4	23
Total Income	39,915	18,546	9,932	17,104	12,869	5,892

Expenses:

Investment advisory fees	3,213	507	190	1,398	1,438	602
Supervisory and administrative fees	1,649	218	78	960	891	312
Servicing fees - Class A	20	2	15	32	16	73
Trustee fees	49	9	3	31	28	12
Interest expense	138	0	0	28	2	15
Miscellaneous expense	31	7	2	23	28	8
Total Expenses	5,100	743	288	2,472	2,403	1,022
Waiver and/or Reimbursement by PIMCO	(49)	(710)	(265)	(31)	(28)	(12)
Net Expenses	5,051	33	23	2,441	2,375	1,010

Net Investment Income (Loss)	34,864	18,513	9,909	14,663	10,494	4,882

Net Realized Gain (Loss):

Investments in securities	283,296	0	0	88,992	48,979	74,470
Investments in Affiliates	0	3,019	(153)	0	0	0
Net capital gain distributions received from Affiliate investments	0	22,388	7,649	0	0	0
Over the counter financial derivative instruments	13	0	0	2	0	0
Foreign currency	(1,904)	0	0	(223)	0	0

Net Realized Gain (Loss)	281,405	25,407	7,496	88,771	48,979	74,470

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(368,468)	0	0	(121,060)	14,949	(87,185)
Investments in Affiliates	0	(38,985)	(19,492)	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0	0
Over the counter financial derivative instruments	(1)	0	0	0	0	0
Foreign currency assets and liabilities	(65)	0	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(368,534)	(38,985)	(19,492)	(121,060)	14,949	(87,185)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,265)	4,935	(2,087)	(17,626)	74,422	(7,833)

* Foreign tax withholdings - Dividends	$5,429	$0	$0	$1,129	$0	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$34,864	$41,044	$18,513	$6,720	$9,909	$1,632
Net realized gain (loss)	281,405	110,629	25,407	18,256	7,496	197
Net change in unrealized appreciation (depreciation)	(368,534)	555,371	(38,985)	92,664	(19,492)	26,859

Net Increase (Decrease) in Net Assets Resulting from Operations	(52,265)	707,044	4,935	117,640	(2,087)	28,688

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(65,718)	(27,290)	(30,351)	(7,722)	(8,675)	(1,351)
I-2	(5,877)	(44)	(30)	(3)	(42)	0
Class A	(1,405)	(166)	(169)	(25)	(1,283)	(249)

Total Distributions(a)	(73,000)	(27,500)	(30,550)	(7,750)	(10,000)	(1,600)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(788,376)	(83,176)	1,073	(94,468)	13,049	581

Total Increase (Decrease) in Net Assets	(913,641)	596,368	(24,542)	15,422	962	27,669

Net Assets:

Beginning of period	1,791,782	1,195,414	292,679	277,257	92,179	64,510
End of period	$878,141	$1,791,782	$268,137	$292,679	$93,141	$92,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

$14,663	$29,973	$10,494	$16,707	$4,882	$3,509
88,771	132,658	48,979	84,181	74,470	193,954
(121,060)	215,761	14,949	216,736	(87,185)	129,472

(17,626)	378,392	74,422	317,624	(7,833)	326,935

(159,212)	(24,393)	(114,851)	(24,300)	(91,057)	(47,735)
(3,032)	(20)	(3,541)	(633)	(10,276)	(91)
(5,107)	(87)	(1,233)	(247)	(30,767)	(476)

(167,351)	(24,500)	(119,625)	(25,180)	(132,100)	(48,302)

(149,151)	(37,481)	355,339	71,065	66,800	(188,303)

(334,128)	316,411	310,136	363,509	(73,133)	90,330

1,076,688	760,277	966,499	602,990	383,705	293,375
$742,560	$1,076,688	$1,276,635	$966,499	$310,572	$383,705

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

COMMON STOCKS 93.4%

BRAZIL 7.9%

COMMUNICATION SERVICES 0.4%

Telefonica Brasil S.A.	394,100	$3,421

TIM S.A.	82,300	195

		3,616

CONSUMER DISCRETIONARY 0.6%

Vibra Energia S.A.	1,451,097	5,564

CONSUMER STAPLES 0.3%

Ambev S.A.	238,600	668

BRF S.A. (a)	136,600	554

JBS S.A.	179,600	1,225

		2,447

ENERGY 0.4%

Ultrapar Participacoes S.A.	1,277,400	3,387

FINANCIALS 3.4%

Banco do Brasil S.A.	4,062,900	20,999

Banco Santander Brasil S.A.	500,300	2,691

IRB Brasil Resseguros S/A	4,219,700	3,038

Porto Seguro S.A.	293,400	1,099

XP, Inc. (a)	74,245	2,139

		29,966

HEALTH CARE 0.0%

Hypera S.A.	56,200	285

INDUSTRIALS 1.4%

CCR S.A.	87,700	182

Embraer S.A. (a)	2,737,500	12,227

		12,409

INFORMATION TECHNOLOGY 0.5%

Cielo S.A.	11,178,700	4,485

MATERIALS 0.7%

Cia Siderurgica Nacional S.A.	200,949	900

Vale S.A.	388,739	5,416

		6,316

UTILITIES 0.2%

Centrais Eletricas Brasileiras S.A.	51,600	315

Cia de Saneamento Basico do Estado de Sao Paulo	45,800	334

Cia Paranaense de Energia	70,800	406

EDP - Energias do Brasil S.A.	53,000	199

		1,254

Total Brazil		69,729

CHILE 0.4%

CONSUMER DISCRETIONARY 0.0%

Falabella S.A.	50,664	165

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%

Cencosud S.A.	603,259	$1,009

Cia Cervecerias Unidas S.A.	93,487	766

		1,775

FINANCIALS 0.0%

Banco de Chile	3,317,285	259

Banco Santander Chile	2,443,600	98

		357

MATERIALS 0.1%

CAP S.A.	39,463	384

UTILITIES 0.1%

AES Andes S.A.	2,921,776	458

Aguas Andinas S.A. ‘A’	1,058,201	193

Colbun S.A.	1,590,142	129

Engie Energia Chile S.A.	328,296	194

		974

Total Chile		3,655

CHINA 12.8%

CONSUMER DISCRETIONARY 0.7%

BAIC Motor Corp. Ltd. ‘H’	5,447,500	2,340

China Yongda Automobiles Services Holdings Ltd.	207,500	278

Gome Retail Holdings Ltd. (a)	2,728,000	231

Great Wall Motor Co. Ltd. ‘H’	1,055,500	3,626

		6,475

CONSUMER STAPLES 0.1%

Tingyi Cayman Islands Holding Corp.	282,000	580

Want Want China Holdings Ltd.	627,000	575

		1,155

ENERGY 1.6%

China Coal Energy Co. Ltd. ‘H’	1,582,000	915

China Petroleum & Chemical Corp. ‘H’	19,792,400	9,220

China Shenhua Energy Co. Ltd. ‘H’	1,288,000	3,014

PetroChina Co. Ltd. ‘H’	1,536,000	680

		13,829

FINANCIALS 5.8%

Bank of China Ltd. ‘H’	31,418,000	11,303

Bank of Communications Co. Ltd. ‘H’	4,612,000	2,788

China Cinda Asset Management Co. Ltd. ‘H’	13,614,000	2,480

China Construction Bank Corp. ‘H’	31,354,000	21,727

China Everbright Bank Co. Ltd. ‘H’	940,000	333

China Huarong Asset Management Co. Ltd. ‘H’ «	19,152,000	1,253

Industrial & Commercial Bank of China Ltd. ‘H’	18,064,000	10,189

PICC Property & Casualty Co. Ltd. ‘H’	800,000	654

		50,727

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.3%

China Resources Pharmaceutical Group Ltd.	1,651,500	$752

Sinopharm Group Co. Ltd. ‘H’	659,200	1,435

		2,187

INDUSTRIALS 0.9%

China Communications Services Corp. Ltd. ‘H’	2,522,000	1,229

CITIC Ltd.	3,074,000	3,041

Guangshen Railway Co. Ltd. ‘H’	1,458,000	249

Metallurgical Corp. of China Ltd.	767,000	196

Sinopec Engineering Group Co. Ltd. ‘H’	878,500	434

Sinotruk Hong Kong Ltd.	481,000	740

Weichai Power Co. Ltd. ‘H’	88,000	173

Yangzijiang Shipbuilding Holdings Ltd.	1,171,400	1,164

Zhejiang Expressway Co. Ltd. ‘H’	256,000	228

		7,454

INFORMATION TECHNOLOGY 2.1%

AAC Technologies Holdings, Inc.	203,000	800

BYD Electronic International Co. Ltd.	79,000	289

FIH Mobile Ltd. (a)	4,003,000	698

Lenovo Group Ltd.	14,626,000	16,810

		18,597

MATERIALS 0.9%

Angang Steel Co. Ltd. ‘H’	4,118,000	1,836

China Hongqiao Group Ltd.	1,110,500	1,174

China National Building Material Co. Ltd. ‘H’	2,531,400	3,108

China Oriental Group Co. Ltd.	770,000	232

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	4,940,000	1,135

		7,485

REAL ESTATE 0.3%

China Evergrande Group (c)	749,000	153

Greentown China Holdings Ltd.	259,000	418

Guangzhou R&F Properties Co. Ltd. ‘H’ (c)	1,008,200	375

KWG Property Holding Ltd.	564,500	370

Powerlong Real Estate Holdings Ltd.	908,000	475

Shui On Land Ltd.	3,265,500	440

Sino-Ocean Group Holding Ltd.	2,725,000	636

		2,867

UTILITIES 0.1%

China Longyuan Power Group Corp. Ltd. ‘H’	414,000	967

Datang International Power Generation Co. Ltd. ‘H’	1,280,000	289

		1,256

Total China		112,032

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
GREECE 0.7%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	47,791	$883

CONSUMER DISCRETIONARY 0.0%

OPAP S.A.	23,606	334

ENERGY 0.1%

Motor Oil Hellas Corinth Refineries S.A.	29,319	459

FINANCIALS 0.4%

Alpha Services and Holdings S.A. (a)(c)	1,432,199	1,755

National Bank of Greece S.A. (a)	391,853	1,308

		3,063

UTILITIES 0.1%

Public Power Corp. S.A. (a)(c)	97,044	1,041

Total Greece		5,780

HONG KONG 2.4%

FINANCIALS 0.1%

China Everbright Ltd.	446,000	533

Far East Horizon Ltd.	516,000	458

		991

INDUSTRIALS 0.5%

China Merchants Port Holdings Co. Ltd.	146,000	267

Cosco Shipping Ports Ltd.	574,000	499

Orient Overseas International Ltd.	124,000	3,048

Shanghai Industrial Holdings Ltd.	392,000	571

		4,385

MATERIALS 0.0%

China Resources Cement Holdings Ltd.	278,000	210

REAL ESTATE 0.2%

China Overseas Land & Investment Ltd.	553,000	1,310

Poly Property Group Co. Ltd.	1,509,000	397

Shenzhen Investment Ltd.	1,236,000	266

		1,973

UTILITIES 1.6%

China Resources Power Holdings Co. Ltd.	3,308,000	11,064

Kunlun Energy Co. Ltd.	2,918,000	2,738

		13,802

Total Hong Kong		21,361

INDIA 14.0%

COMMUNICATION SERVICES 0.1%

Vodafone Idea Ltd. (a)	2,541,309	523

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 3.0%

Bosch Ltd.	2,570	$598

Hero MotoCorp Ltd.	87,102	2,874

Motherson Sumi Systems Ltd.	327,340	979

Rajesh Exports Ltd.	77,237	765

Tata Motors Ltd. (a)	3,294,235	21,235

		26,451

ENERGY 2.5%

Bharat Petroleum Corp. Ltd.	83,943	434

Coal India Ltd.	1,369,441	2,685

Hindustan Petroleum Corp. Ltd.	414,825	1,627

Indian Oil Corp. Ltd.	4,041,640	6,047

Oil & Natural Gas Corp. Ltd.	5,074,589	9,714

Oil India Ltd.	641,771	1,713

Petronet LNG Ltd.	35,611	103

		22,323

FINANCIALS 2.5%

Bank of India (a)	152,962	106

Canara Bank	359,053	961

IDFC Ltd. (a)	3,269,249	2,766

Indiabulls Housing Finance Ltd. ‘L’	2,666,925	7,791

Power Finance Corp. Ltd.	1,172,142	1,883

REC Ltd.	986,363	1,771

Shriram Transport Finance Co. Ltd.	42,294	688

State Bank of India	851,478	5,254

Yes Bank Ltd. «	3,406,176	502

		21,722

HEALTH CARE 0.1%

Dr Reddy’s Laboratories Ltd.	7,966	525

Sun Pharmaceutical Industries Ltd.	31,966	363

		888

INDUSTRIALS 0.5%

Bharat Electronics Ltd.	398,616	1,123

Bharat Heavy Electricals Ltd.	3,380,346	2,670

IRB Infrastructure Developers Ltd. (a)	70,768	216

		4,009

INFORMATION TECHNOLOGY 0.2%

Infosys Ltd.	25,871	655

Oracle Financial Services Software Ltd.	4,803	255

Redington India Ltd.	291,664	567

Wipro Ltd.	80,771	774

		2,251

MATERIALS 4.8%

Dalmia Bharat Ltd.	12,078	299

Grasim Industries Ltd.	4,211	92

Gujarat State Fertilizers & Chemicals Ltd.	101,942	166

Hindalco Industries Ltd.	514,631	3,273

Hindustan Zinc Ltd.	18,027	77

Jindal Steel & Power Ltd. (a)	110,402	557

JSW Steel Ltd.	38,804	341

National Aluminium Co. Ltd.	5,512,139	7,452

	SHARES	MARKET VALUE (000S)

NMDC Ltd.	1,070,795	$1,912

Rain Industries Ltd.	112,247	360

Tata Steel Ltd.	436,429	6,490

Vedanta Ltd.	4,602,175	21,048

		42,067

UTILITIES 0.3%

GAIL India Ltd.	95,457	165

Jaiprakash Power Ventures Ltd. (a)	3,125,000	261

JSW Energy Ltd.	378,858	1,523

NHPC Ltd.	393,412	164

PTC India Ltd.	522,895	765

		2,878

Total India		123,112

INDONESIA 0.8%

COMMUNICATION SERVICES 0.2%

Indosat Tbk PT	386,500	169

Telkom Indonesia Persero Tbk PT	5,367,600	1,532

		1,701

CONSUMER STAPLES 0.0%

Hanjaya Mandala Sampoerna Tbk PT	3,176,900	215

ENERGY 0.3%

Adaro Energy Tbk PT	7,205,700	1,143

Indo Tambangraya Megah Tbk PT	1,288,000	1,843

		2,986

MATERIALS 0.1%

Indocement Tunggal Prakarsa Tbk PT	434,900	369

UTILITIES 0.2%

Perusahaan Gas Negara Tbk PT	17,223,200	1,663

Total Indonesia		6,934

MALAYSIA 0.9%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd.	761,900	174

Telekom Malaysia Bhd.	955,600	1,260

		1,434

CONSUMER DISCRETIONARY 0.1%

Genting Bhd.	893,700	1,001

CONSUMER STAPLES 0.0%

British American Tobacco Malaysia Bhd.	61,300	206

FINANCIALS 0.3%

CIMB Group Holdings Bhd.	499,600	654

Hong Leong Financial Group Bhd.	39,500	164

Malayan Banking Bhd.	563,500	1,123

Public Bank Bhd.	505,000	504

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

RHB Bank Bhd.	395,300	$509

		2,954

INDUSTRIALS 0.3%

AirAsia Group Bhd. (a)	11,021,800	2,087

IJM Corp. Bhd.	230,300	84

		2,171

REAL ESTATE 0.0%

Mah Sing Group Bhd.	1,054,900	175

UTILITIES 0.0%

YTL Power International Bhd.	1,594,096	235

Total Malaysia		8,176

MEXICO 6.3%

COMMUNICATION SERVICES 2.2%

America Movil S.A.B. de C.V.	16,678,180	17,667

Grupo Televisa S.A.B.	1,022,810	1,926

		19,593

CONSUMER DISCRETIONARY 0.0%

Nemak S.A.B. de C.V. (a)	791,800	235

CONSUMER STAPLES 0.5%

Coca-Cola Femsa S.A.B. de C.V.	10,488	575

Gruma S.A.B. de C.V. ‘B’	75,550	969

Grupo Bimbo S.A.B. de C.V. ‘A’	470,000	1,445

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	186,000	282

Wal-Mart de Mexico S.A.B. de C.V.	280,100	1,041

		4,312

FINANCIALS 0.1%

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’ (a)	801,898	960

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	2,357,200	1,729

MATERIALS 3.3%

Alpek S.A.B. de C.V.	477,700	520

Cemex S.A.B. de C.V.	33,426,800	22,839

Grupo Mexico S.A.B. de C.V. ‘B’	691,600	3,016

Industrias Penoles S.A.B. de C.V.	33,740	388

Orbia Advance Corp. S.A.B. de C.V.	715,400	1,826

		28,589

Total Mexico		55,418

PHILIPPINES 0.6%

COMMUNICATION SERVICES 0.4%

Globe Telecom, Inc.	8,980	585

PLDT, Inc.	74,255	2,639

		3,224

ENERGY 0.1%

Semirara Mining & Power Corp.	750,100	314

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Alliance Global Group, Inc.	1,823,000	$422

DMCI Holdings, Inc.	3,293,100	498

International Container Terminal Services, Inc.	45,920	180

		1,100

UTILITIES 0.0%

First Gen Corp.	299,700	164

Total Philippines		4,802

POLAND 1.4%

COMMUNICATION SERVICES 0.1%

Orange Polska S.A. (a)	251,980	528

ENERGY 0.3%

Jastrzebska Spolka Weglowa S.A. (a)	189,003	1,630

Polski Koncern Naftowy ORLEN S.A.	23,811	439

Polskie Gornictwo Naftowe i Gazownictwo S.A.	338,482	529

		2,598

FINANCIALS 0.7%

Bank Polska Kasa Opieki S.A.	121,364	3,663

mBank S.A. (a)	1,689	181

Powszechny Zaklad Ubezpieczen S.A.	175,664	1,534

Santander Bank Polska S.A.	11,986	1,029

		6,407

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	5,761	124

MATERIALS 0.1%

KGHM Polska Miedz S.A.	10,548	366

UTILITIES 0.2%

Enea S.A. (a)	99,008	210

PGE Polska Grupa Energetyczna S.A. (a)	634,023	1,265

Tauron Polska Energia S.A.	538,977	354

		1,829

Total Poland		11,852

RUSSIA 8.4%

COMMUNICATION SERVICES 0.2%

Mobile TeleSystems PJSC (c)	254,760	1,013

Rostelecom PJSC (c)	341,490	396

Sistema PJSC FC	981,360	305

		1,714

CONSUMER STAPLES 0.5%

Magnit PJSC	55,736	4,030

ENERGY 2.9%

Gazprom PJSC	2,293,410	10,501

LUKOIL PJSC	172,699	15,378

		25,879

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.6%

Sberbank of Russia PJSC	3,012,290	$11,801

VTB Bank PJSC	16,774,400,000	10,724

		22,525

INDUSTRIALS 0.0%

Globaltrans Investment PLC GDR	36,880	314

MATERIALS 2.0%

Alrosa PJSC	1,320,230	2,150

Magnitogorsk Iron & Steel Works PJSC (c)	4,515,040	4,162

MMC Norilsk Nickel PJSC	2,375	722

Novolipetsk Steel PJSC	2,044,390	5,912

Severstal PAO	230,043	4,907

		17,853

UTILITIES 0.2%

Inter RAO UES PJSC	6,539,000	371

Rosseti PJSC	62,151,012	921

Unipro PJSC (c)	3,938,000	137

		1,429

Total Russia		73,744

SAUDI ARABIA 0.1%

FINANCIALS 0.0%

Alinma Bank	57,588	367

MATERIALS 0.1%

National Petrochemical Co.	18,238	194

Saudi Industrial Investment Group	29,295	242

		436

Total Saudi Arabia		803

SOUTH AFRICA 6.4%

COMMUNICATION SERVICES 1.4%

MTN Group Ltd. (a)	930,414	9,973

Telkom S.A. SOC Ltd.	620,064	2,104

Vodacom Group Ltd.	33,272	281

		12,358

CONSUMER DISCRETIONARY 0.6%

Motus Holdings Ltd.	142,987	988

Pepkor Holdings Ltd. (a)	213,202	293

Truworths International Ltd.	476,862	1,563

Woolworths Holdings Ltd.	822,533	2,677

		5,521

CONSUMER STAPLES 0.6%

Distell Group Holdings Ltd. (a)	40,631	430

Shoprite Holdings Ltd.	272,104	3,567

Tiger Brands Ltd.	123,651	1,405

		5,402

ENERGY 0.0%

Exxaro Resources Ltd.	26,175	251

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.9%

Absa Group Ltd.	478,992	$4,584

FirstRand Ltd.	261,402	997

Liberty Holdings Ltd. (a)	212,012	1,258

Momentum Metropolitan Holdings	1,116,551	1,328

Nedbank Group Ltd.	342,951	3,767

Old Mutual Ltd.	1,505,758	1,238

Sanlam Ltd.	61,593	229

Standard Bank Group Ltd.	324,574	2,852

		16,253

HEALTH CARE 0.3%

Life Healthcare Group Holdings Ltd.	647,650	977

Netcare Ltd. (a)	1,806,661	1,800

		2,777

INDUSTRIALS 0.2%

Barloworld Ltd.	191,398	1,806

MATERIALS 1.4%

AngloGold Ashanti Ltd.	12,940	273

Kumba Iron Ore Ltd.	30,887	891

Sappi Ltd. (a)	550,484	1,576

Sasol Ltd. (a)	579,527	9,488

		12,228

Total South Africa		56,596

SOUTH KOREA 10.8%

COMMUNICATION SERVICES 0.9%

KT Corp.	336,208	7,804

CONSUMER DISCRETIONARY 3.4%

Hankook Tire & Technology Co. Ltd.	34,188	1,142

Hyundai Mobis Co. Ltd.	2,568	549

Hyundai Motor Co.	5,905	1,036

Hyundai Wia Corp.	6,328	425

Kia Corp.	212,830	14,688

LG Electronics, Inc.	91,985	10,650

LOTTE Himart Co. Ltd.	36,010	760

Lotte Shopping Co. Ltd. (c)	6,810	499

		29,749

CONSUMER STAPLES 0.1%

E-MART, Inc.	2,827	358

KT&G Corp.	10,625	706

		1,064

ENERGY 0.1%

GS Holdings Corp.	23,581	775

FINANCIALS 1.0%

BNK Financial Group, Inc.	79,758	563

DB Insurance Co. Ltd.	20,899	949

Hanwha Life Insurance Co. Ltd.	739,686	1,823

Hyundai Marine & Fire Insurance Co. Ltd.	43,888	846

KB Financial Group, Inc.	35,345	1,635

Meritz Financial Group, Inc.	7,110	263

	SHARES	MARKET VALUE (000S)

Samsung Card Co. Ltd.	29,710	$787

Samsung Fire & Marine Insurance Co. Ltd.	2,937	499

Samsung Life Insurance Co. Ltd.	28,852	1,554

		8,919

INDUSTRIALS 1.8%

DL E&C Co. Ltd. (a)	1,512	151

Doosan Heavy Industries & Construction Co. Ltd. (a)	194,592	3,332

Hanwha Corp.	111,715	2,946

Hyundai Doosan Infracore Co. Ltd. (a)(c)	82,949	494

Hyundai Engineering & Construction Co. Ltd.	85,418	3,187

LG International Corp.	113,341	2,516

LS Corp.	17,435	793

Posco International Corp.	134,992	2,544

SK Networks Co. Ltd.	33,930	143

		16,106

INFORMATION TECHNOLOGY 1.3%

LG Display Co. Ltd. (a)(c)	346,601	7,146

Samsung Electronics Co. Ltd.	68,695	4,512

		11,658

MATERIALS 1.5%

Dongkuk Steel Mill Co. Ltd. (c)	79,054	1,056

Hyundai Steel Co.	49,960	1,721

KCC Corp.	1,023	271

Kolon Industries, Inc.	29,757	1,772

Korea Petrochemical Ind Co. Ltd.	4,776	734

Lotte Chemical Corp.	4,524	825

POSCO	27,441	6,363

Taekwang Industrial Co. Ltd.	252	221

		12,963

UTILITIES 0.7%

Korea Electric Power Corp.	301,580	5,600

Total South Korea		94,638

TAIWAN 10.8%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	183,000	770

Far EasTone Telecommunications Co. Ltd.	123,000	287

		1,057

CONSUMER DISCRETIONARY 0.3%

Cheng Shin Rubber Industry Co. Ltd.	325,000	424

China Motor Corp.	375,000	858

Formosa Taffeta Co. Ltd.	83,000	88

Pou Chen Corp.	791,000	946

		2,316

FINANCIALS 0.4%

Cathay Financial Holding Co. Ltd.	430,581	970

CTBC Financial Holding Co. Ltd.	224,000	210

Fubon Financial Holding Co. Ltd.	814,905	2,243

		3,423

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%

China Airlines Ltd.	1,995,000	$1,983

Eva Airways Corp.	892,686	900

Walsin Lihwa Corp.	1,357,000	1,296

		4,179

INFORMATION TECHNOLOGY 9.5%

Acer, Inc.	3,624,000	3,979

Asustek Computer, Inc.	970,000	13,168

AU Optronics Corp.	3,404,000	2,814

Compal Electronics, Inc.	7,468,000	6,529

Delta Electronics, Inc.	62,000	615

Foxconn Technology Co. Ltd.	314,000	735

Hon Hai Precision Industry Co. Ltd.	2,588,316	9,707

Innolux Corp.	16,540,000	11,688

Inventec Corp.	4,247,000	3,825

Lite-On Technology Corp.	841,035	1,937

MediaTek, Inc.	35,000	1,502

Novatek Microelectronics Corp.	85,000	1,651

Pegatron Corp.	3,143,000	7,842

Powertech Technology, Inc.	288,000	1,015

Quanta Computer, Inc.	807,000	2,756

Silicon Motion Technology Corp. ADR	7,747	736

Supreme Electronics Co. Ltd.	819,000	1,493

Synnex Technology International Corp.	249,650	597

United Microelectronics Corp.	3,359,000	7,869

Wistron Corp.	1,770,515	1,863

WPG Holdings Ltd.	643,320	1,222

		83,543

Total Taiwan		94,518

THAILAND 6.7%

COMMUNICATION SERVICES 0.1%

Advanced Info Service PCL	42,500	293

Jasmine International PCL	3,204,000	335

		628

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	330,600	253

Thai Union Group PCL ‘F’	769,200	449

		702

ENERGY 1.0%

Bangchak Corp. PCL	451,700	341

Banpu PCL (c)	6,384,999	2,030

Esso Thailand PCL (a)(c)	372,700	82

IRPC PCL	13,336,000	1,531

PTT Exploration & Production PCL	131,600	464

PTT PCL	1,013,500	1,150

Star Petroleum Refining PCL	10,631,000	3,116

		8,714

FINANCIALS 5.2%

Bangkok Bank PCL (c)	343,000	1,243

Kasikornbank PCL (c)	4,349,600	18,416

Krung Thai Bank PCL	4,950,975	1,952

Siam Commercial Bank PCL	5,073,900	19,259

Thanachart Capital PCL	2,657,204	2,999

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Tisco Financial Group PCL	521,000	$1,495

TMBThanachart Bank PCL	10,922,400	480

		45,844

INDUSTRIALS 0.1%

Delta Electronics Thailand PCL	101,397	1,255

INFORMATION TECHNOLOGY 0.0%

Cal-Comp Electronics Thailand PCL	1,887,500	183

MATERIALS 0.2%

PTT Global Chemical PCL	428,100	753

Siam Cement PCL	78,400	906

Siam City Cement PCL	44,900	210

		1,869

Total Thailand		59,195

TURKEY 1.8%

COMMUNICATION SERVICES 0.1%

Turkcell Iletisim Hizmetleri A/S	324,464	453

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S	85,432	313

Ford Otomotiv Sanayi A/S	13,000	234

Tofas Turk Otomobil Fabrikasi A/S	300,414	1,719

		2,266

ENERGY 0.1%

Turkiye Petrol Rafinerileri A/S	48,835	570

FINANCIALS 1.2%

Akbank T.A.S.	2,193,504	1,185

Haci Omer Sabanci Holding A/S	3,633,175	3,627

Is Yatirim Menkul Degerler A/S	646,548	1,135

Turkiye Garanti Bankasi A/S	4,290,482	3,651

Turkiye Is Bankasi ‘C’	1,521,663	824

Yapi ve Kredi Bankasi A/S (c)	1,670,749	427

		10,849

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	571,889	1,217

UTILITIES 0.1%

Aygaz A/S	328,301	557

Total Turkey		15,912

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.2%

Nexteer Automotive Group Ltd.	1,384,000	$1,718

Total United States		1,718

Total Common Stocks (Cost $582,016)		819,975

PREFERRED STOCKS 5.9%

BRAZIL 5.8%

BANKING & FINANCE 3.9%

Banco Bradesco S.A.	4,597,371	15,938

Banco do Estado do Rio Grande do Sul S.A.	864,600	1,496

Itau Unibanco Holding S.A.	4,435,789	16,717

		34,151

INDUSTRIALS 1.1%

Braskem S.A.	652,800	6,899

Gerdau S.A.	206,438	1,015

Metalurgica Gerdau S.A.	623,500	1,273

Usinas Siderurgicas de Minas Gerais S.A.	241,200	654

		9,841

UTILITIES 0.8%

Cia Energetica de Minas Gerais	1,751,646	4,180

Cia Energetica de Sao Paulo	123,900	478

Cia Paranaense de Energia	1,301,300	1,499

Petroleo Brasileiro S.A.	91,500	465

		6,622

Total Brazil		50,614

CHILE 0.0%

INDUSTRIALS 0.0%

Embotelladora Andina S.A.	66,431	144

Total Chile		144

RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC	11,732	156

Transneft PJSC	503	1,062

		1,218

Total Russia		1,218

Total Preferred Stocks (Cost $51,987)		51,976

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	144,528	$139

Redefine Properties Ltd.	3,147,324	867

		1,006

Total South Africa		1,006

TURKEY 0.2%

REAL ESTATE 0.2%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	13,144,204	2,126

Total Turkey		2,126

Total Real Estate Investment Trusts (Cost $3,732)		3,132

RIGHTS 0.0%

SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

Doosan Heavy Industries & Construction Co. Ltd.	24,755	92

Total Rights (Cost $0)		92

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (e) 1.1%
		9,626

Total Short-Term Instruments (Cost $9,626)		9,626

Total Investments in Securities (Cost $647,361)		884,801

INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS 1.4%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	12,022,661	12,023

Total Short-Term Instruments (Cost $12,023)		12,023

Total Investments in Affiliates (Cost $12,023)		12,023

Total Investments 102.1% (Cost $659,384)		$896,824

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(1)

Other Assets and Liabilities, net (2.1)%		(18,682)

Net Assets 100.0%		$878,141

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $12,445 were out on loan in exchange for $13,252 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$9,626	U.S. Treasury Notes 1.250% due 03/31/2028	$(9,819)	$9,626	$9,626

Total Repurchase Agreements						$(9,819)	$9,626	$9,626

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$9,626	$0	$0	$0	$9,626	$(9,819)	$(193)

Master Securities Lending Agreement
BCY	0	0	0	541	541	(594)	(53)
FOB	0	0	0	232	232	(245)	(13)
GSC	0	0	0	7,881	7,881	(8,312)	(431)
MBC	0	0	0	177	177	(242)	(65)
MSC	0	0	0	267	267	(300)	(33)
SAL	0	0	0	1,035	1,035	(1,100)	(65)
UBS	0	0	0	2,312	2,312	(2,459)	(147)

Total Borrowings and Other Financing Transactions	$9,626	$0	$0	$12,445

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Real Estate Investment Trusts	$241	$0	$0	$0	$241
Common Stocks	13,011	0	0	0	13,011

Total Borrowings	$13,252	$0	$0	$0	$13,252

Payable for securities on loan - cash collateral					$13,252

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	01/2022	$394	RUB	29,458	$0	$(1)

Total Forward Foreign Currency Contracts					$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	39

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$0	$3,616	$0	$3,616
Consumer Discretionary	0	5,564	0	5,564
Consumer Staples	0	2,447	0	2,447
Energy	0	3,387	0	3,387
Financials	2,139	27,827	0	29,966
Health Care	0	285	0	285
Industrials	0	12,409	0	12,409
Information Technology	0	4,485	0	4,485
Materials	0	6,316	0	6,316
Utilities	0	1,254	0	1,254
Chile
Consumer Discretionary	165	0	0	165
Consumer Staples	1,009	766	0	1,775
Financials	0	357	0	357
Materials	384	0	0	384

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Utilities	$323	$651	$0	$974
China
Consumer Discretionary	0	6,475	0	6,475
Consumer Staples	0	1,155	0	1,155
Energy	0	13,829	0	13,829
Financials	0	49,474	1,253	50,727
Health Care	0	2,187	0	2,187
Industrials	228	7,226	0	7,454
Information Technology	0	18,597	0	18,597
Materials	0	7,485	0	7,485
Real Estate	0	2,867	0	2,867
Utilities	0	1,256	0	1,256
Greece
Communication Services	0	883	0	883
Consumer Discretionary	0	334	0	334
Energy	0	459	0	459
Financials	0	3,063	0	3,063
Utilities	0	1,041	0	1,041

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Hong Kong
Financials	$458	$533	$0	$991
Industrials	0	4,385	0	4,385
Materials	0	210	0	210
Real Estate	397	1,576	0	1,973
Utilities	0	13,802	0	13,802
India
Communication Services	0	523	0	523
Consumer Discretionary	0	26,451	0	26,451
Energy	0	22,323	0	22,323
Financials	0	21,220	502	21,722
Health Care	0	888	0	888
Industrials	0	4,009	0	4,009
Information Technology	0	2,251	0	2,251
Materials	0	42,067	0	42,067
Utilities	261	2,617	0	2,878
Indonesia
Communication Services	0	1,701	0	1,701
Consumer Staples	0	215	0	215
Energy	1,843	1,143	0	2,986
Materials	0	369	0	369
Utilities	0	1,663	0	1,663
Malaysia
Communication Services	174	1,260	0	1,434
Consumer Discretionary	0	1,001	0	1,001
Consumer Staples	206	0	0	206
Financials	0	2,954	0	2,954
Industrials	0	2,171	0	2,171
Real Estate	175	0	0	175
Utilities	235	0	0	235
Mexico
Communication Services	19,593	0	0	19,593
Consumer Discretionary	235	0	0	235
Consumer Staples	4,312	0	0	4,312
Financials	960	0	0	960
Industrials	1,729	0	0	1,729
Materials	28,589	0	0	28,589
Philippines
Communication Services	2,639	585	0	3,224
Energy	314	0	0	314
Industrials	602	498	0	1,100
Utilities	164	0	0	164
Poland
Communication Services	528	0	0	528
Energy	0	2,598	0	2,598
Financials	0	6,407	0	6,407
Information Technology	124	0	0	124
Materials	0	366	0	366
Utilities	0	1,829	0	1,829
Russia
Communication Services	0	1,714	0	1,714
Consumer Staples	0	4,030	0	4,030
Energy	0	25,879	0	25,879
Financials	0	22,525	0	22,525
Industrials	314	0	0	314
Materials	0	17,853	0	17,853
Utilities	0	1,429	0	1,429
Saudi Arabia
Financials	0	367	0	367
Materials	0	436	0	436
South Africa
Communication Services	2,104	10,254	0	12,358
Consumer Discretionary	5,521	0	0	5,521
Consumer Staples	5,402	0	0	5,402
Energy	251	0	0	251
Financials	7,820	8,433	0	16,253
Health Care	2,777	0	0	2,777
Industrials	1,806	0	0	1,806
Materials	0	12,228	0	12,228

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
South Korea
Communication Services	$788	$7,016	$0	$7,804
Consumer Discretionary	0	29,749	0	29,749
Consumer Staples	0	1,064	0	1,064
Energy	0	775	0	775
Financials	0	8,919	0	8,919
Industrials	0	16,106	0	16,106
Information Technology	4,512	7,146	0	11,658
Materials	0	12,963	0	12,963
Utilities	0	5,600	0	5,600
Taiwan
Communication Services	0	1,057	0	1,057
Consumer Discretionary	0	2,316	0	2,316
Financials	0	3,423	0	3,423
Industrials	0	4,179	0	4,179
Information Technology	11,758	71,785	0	83,543
Thailand
Communication Services	0	628	0	628
Consumer Staples	0	702	0	702
Energy	0	8,714	0	8,714
Financials	0	45,844	0	45,844
Industrials	0	1,255	0	1,255
Information Technology	0	183	0	183
Materials	0	1,869	0	1,869
Turkey
Communication Services	453	0	0	453
Consumer Discretionary	2,266	0	0	2,266
Energy	0	570	0	570
Financials	427	10,422	0	10,849
Materials	1,217	0	0	1,217
Utilities	557	0	0	557
United States
Consumer Discretionary	0	1,718	0	1,718
Preferred Stocks
Brazil
Banking & Finance	0	34,151	0	34,151
Industrials	0	9,841	0	9,841
Utilities	0	6,622	0	6,622
Chile
Industrials	144	0	0	144
Russia
Utilities	0	1,218	0	1,218
Real Estate Investment Trusts
South Africa
Real Estate	139	867	0	1,006
Turkey
Real Estate	2,126	0	0	2,126
Rights
South Korea
Industrials	0	92	0	92
Short-Term Instruments
Repurchase Agreements	0	9,626	0	9,626

	$118,168	$764,878	$1,755	$884,801

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	12,023	0	0	12,023

Total Investments	$130,191	$764,878	$1,755	$896,824

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$130,191	$764,877	$1,755	$896,823

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	41

Schedule of Investments	PIMCO RAE Global Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	3,183,577	$33,810

PIMCO RAE International Fund	12,301,549	106,285

PIMCO RAE US Fund	9,440,914	127,641

Total Mutual Funds (Cost $218,043)		267,736

Total Investments in Affiliates (Cost $218,043)		267,736

Total Investments 99.9% (Cost $218,043)		$267,736

Other Assets and Liabilities, net 0.1%		401

Net Assets 100.0%		$268,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Affiliates, at Value
Mutual Funds
United States	$267,736	$0	$0	$267,736

Total Investments	$267,736	$0	$0	$267,736

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE Global ex-US Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	2,113,358	$22,444

PIMCO RAE International Fund	8,160,608	70,508

Total Mutual Funds (Cost $96,194)		92,952

Total Investments in Affiliates (Cost $96,194)		92,952

Total Investments 99.8% (Cost $96,194)		$92,952

Other Assets and Liabilities, net 0.2%		189

Net Assets 100.0%		$93,141

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Affiliates, at Value
Mutual Funds
United States	$92,952	$0	$0	$92,952

Total Investments	$92,952	$0	$0	$92,952

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

COMMON STOCKS 98.7%

AUSTRALIA 4.8%

COMMUNICATION SERVICES 0.6%

Telstra Corp. Ltd.	1,362,905	$4,142

CONSUMER DISCRETIONARY 0.3%

Crown Resorts Ltd. (a)	101,518	884

Wesfarmers Ltd.	37,303	1,609

		2,493

CONSUMER STAPLES 0.6%

Coles Group Ltd.	80,456	1,050

Endeavour Group Ltd.	71,760	352

Metcash Ltd.	398,361	1,303

Woolworths Group Ltd.	62,171	1,719

		4,424

ENERGY 0.1%

Ampol Ltd.	30,411	657

Woodside Petroleum Ltd.	24,308	387

		1,044

FINANCIALS 0.8%

AMP Ltd. (a)	1,112,556	818

Australia & New Zealand Banking Group Ltd.	27,193	545

Bendigo & Adelaide Bank Ltd.	58,975	391

Medibank Pvt Ltd.	300,100	731

Suncorp Group Ltd.	365,980	2,946

Westpac Banking Corp.	22,757	353

		5,784

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	236,744	601

Brambles Ltd.	49,172	380

Downer EDI Ltd.	108,089	470

		1,451

MATERIALS 1.8%

BHP Group Ltd. (c)	85,972	2,596

BHP Group PLC	38,014	1,131

BlueScope Steel Ltd.	24,337	371

Fortescue Metals Group Ltd.	85,958	1,208

Orica Ltd.	37,491	374

Rio Tinto Ltd.	101,272	7,390

		13,070

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	42,993	335

UTILITIES 0.4%

AGL Energy Ltd.	727,916	3,252

Total Australia		35,995

AUSTRIA 0.6%

FINANCIALS 0.1%

Vienna Insurance Group AG Wiener Versicherung Gruppe	13,303	378

	SHARES	MARKET VALUE (000S)
MATERIALS 0.5%

Lenzing AG (a)	2,682	$369

voestalpine AG	101,367	3,678

		4,047

Total Austria		4,425

BELGIUM 0.7%

COMMUNICATION SERVICES 0.2%

Proximus SADP	81,205	1,586

CONSUMER STAPLES 0.3%

Anheuser-Busch InBev S.A. NV	17,924	1,081

Etablissements Franz Colruyt NV	21,944	931

		2,012

HEALTH CARE 0.2%

UCB S.A.	11,487	1,311

Total Belgium		4,909

CANADA 5.3%

CONSUMER DISCRETIONARY 2.8%

Canadian Tire Corp. Ltd. ‘A’	8,751	1,256

Gildan Activewear, Inc.	15,547	659

Magna International, Inc.	233,712	18,910

		20,825

CONSUMER STAPLES 0.1%

George Weston Ltd.	6,261	726

ENERGY 0.7%

ARC Resources Ltd.	39,884	363

Crescent Point Energy Corp.	421,277	2,248

Suncor Energy, Inc.	68,045	1,702

Vermilion Energy, Inc. (a)	62,283	783

		5,096

FINANCIALS 0.7%

CI Financial Corp.	48,751	1,019

Great-West Lifeco, Inc. (e)	12,578	377

Onex Corp.	6,410	503

Power Corp. of Canada	73,920	2,443

Sun Life Financial, Inc.	14,653	816

		5,158

INDUSTRIALS 0.5%

Air Canada (a)	44,287	740

Thomson Reuters Corp.	21,729	2,598

		3,338

INFORMATION TECHNOLOGY 0.1%

Celestica, Inc. (a)	89,657	999

MATERIALS 0.2%

Teck Resources Ltd. ‘B’	43,109	1,242

Turquoise Hill Resources Ltd. (a)	24,870	409

		1,651

UTILITIES 0.2%

Atco Ltd. ‘I’	37,172	1,255

	SHARES	MARKET VALUE (000S)

Canadian Utilities Ltd. ‘A’	14,565	$422

		1,677

Total Canada		39,470

DENMARK 0.7%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	3,145	543

FINANCIALS 0.0%

Danske Bank A/S	8,818	152

INDUSTRIALS 0.6%

AP Moller - Maersk A/S ‘B’	323	1,153

ISS A/S	195,615	3,709

		4,862

Total Denmark		5,557

FINLAND 1.1%

FINANCIALS 0.8%

Nordea Bank Abp	513,513	6,264

INDUSTRIALS 0.1%

Wartsila Oyj Abp	37,044	519

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj (a)	84,906	538

MATERIALS 0.1%

Outokumpu OYJ	58,600	368

UPM-Kymmene Oyj	12,309	468

		836

Total Finland		8,157

FRANCE 5.3%

COMMUNICATION SERVICES 0.3%

Orange S.A.	204,302	2,183

Vivendi SE	29,958	405

		2,588

CONSUMER DISCRETIONARY 1.2%

Cie Generale des Etablissements Michelin S.C.A.	7,679	1,258

Renault S.A.	41,553	1,441

Valeo	207,896	6,269

		8,968

CONSUMER STAPLES 0.5%

Carrefour S.A.	143,383	2,629

Casino Guichard Perrachon S.A.	39,235	1,035

		3,664

ENERGY 0.3%

TotalEnergies SE	36,403	1,853

FINANCIALS 0.5%

AXA S.A.	116,547	3,469

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.5%

Sanofi	33,586	$3,370

INDUSTRIALS 1.3%

Air France-KLM (a)(c)	306,293	1,352

Cie de Saint-Gobain	59,143	4,161

Eiffage S.A.	5,811	599

Rexel S.A.	20,845	422

Schneider Electric SE	17,115	3,365

		9,899

UTILITIES 0.7%

Engie S.A.	275,515	4,079

Veolia Environnement S.A.	40,285	1,479

		5,558

Total France		39,369

GERMANY 5.7%

CONSUMER DISCRETIONARY 1.9%

Bayerische Motoren Werke AG	41,505	4,152

Continental AG (a)	10,184	1,070

Daimler AG	98,770	7,547

TUI AG (c)	413,925	1,267

		14,036

CONSUMER STAPLES 0.4%

Metro AG	263,136	2,760

FINANCIALS 0.3%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,811	2,011

Talanx AG	10,572	510

		2,521

INDUSTRIALS 1.2%

Daimler Truck Holding AG (a)	49,385	1,816

Deutsche Lufthansa AG	847,257	5,932

Siemens AG	5,380	932

		8,680

MATERIALS 1.4%

Aurubis AG	19,078	1,907

BASF SE	31,774	2,230

Covestro AG	68,658	4,226

Evonik Industries AG	43,585	1,408

Salzgitter AG	11,746	420

		10,191

UTILITIES 0.5%

E.ON SE	68,682	954

Uniper SE	61,708	2,930

		3,884

Total Germany		42,072

HONG KONG 1.9%

CONSUMER DISCRETIONARY 0.2%

Skyworth Group Ltd.	1,346,215	943

	SHARES	MARKET VALUE (000S)

Yue Yuen Industrial Holdings Ltd. (a)	425,000	$711

		1,654

INDUSTRIALS 0.2%

CK Hutchison Holdings Ltd.	78,500	505

Hutchison Port Holdings Trust	3,542,100	796

		1,301

INFORMATION TECHNOLOGY 0.3%

Kingboard Holdings Ltd.	321,000	1,564

Kingboard Laminates Holdings Ltd.	447,000	760

		2,324

MATERIALS 0.1%

Lee & Man Paper Manufacturing Ltd.	508,000	353

REAL ESTATE 1.1%

CK Asset Holdings Ltd.	61,000	385

Hang Lung Group Ltd.	159,000	340

Henderson Land Development Co. Ltd.	59,000	252

Hongkong Land Holdings Ltd.	139,100	723

Hopson Development Holdings Ltd.	252,657	526

Hysan Development Co. Ltd.	77,000	238

Kerry Properties Ltd.	398,500	1,038

New World Development Co. Ltd.	88,000	349

Sino Land Co. Ltd.	156,000	194

Swire Pacific Ltd. ‘A’	430,500	2,449

Wharf Holdings Ltd.	490,000	1,505

Wharf Real Estate Investment Co. Ltd.	38,000	193

		8,192

Total Hong Kong		13,824

IRELAND 0.5%

FINANCIALS 0.1%

Bank of Ireland Group PLC (a)	131,262	743

HEALTH CARE 0.2%

Medtronic PLC	13,561	1,403

INDUSTRIALS 0.2%

AerCap Holdings NV (a)	21,412	1,401

Total Ireland		3,547

ISRAEL 1.7%

COMMUNICATION SERVICES 0.4%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	1,833,341	3,029

ENERGY 0.4%

Delek Group Ltd. (a)	4,895	401

Israel Corp. Ltd. (a)	3,578	1,544

Oil Refineries Ltd. (a)	2,209,648	633

Paz Oil Co. Ltd. (a)	4,286	533

		3,111

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Bank Hapoalim BM	42,831	$441

Bank Leumi Le-Israel BM	15,224	163

		604

HEALTH CARE 0.6%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	607,408	4,865

MATERIALS 0.1%

ICL Group Ltd.	48,002	462

REAL ESTATE 0.1%

Gazit-Globe Ltd.	49,391	390

Total Israel		12,461

ITALY 3.4%

COMMUNICATION SERVICES 0.3%

Telecom Italia SpA	4,241,947	2,087

ENERGY 1.1%

Eni SpA	541,972	7,532

Saras SpA	1,031,403	646

		8,178

FINANCIALS 1.1%

Assicurazioni Generali SpA	115,778	2,447

Intesa Sanpaolo SpA	1,708,068	4,412

Unipol Gruppo Finanziario SpA	167,071	905

UnipolSai Assicurazioni SpA	168,151	473

		8,237

INDUSTRIALS 0.0%

Leonardo SpA	47,220	337

UTILITIES 0.9%

A2A SpA	255,835	498

Enel SpA	764,691	6,115

		6,613

Total Italy		25,452

JAPAN 28.5%

COMMUNICATION SERVICES 1.9%

Dentsu, Inc. (c)	10,900	388

GungHo Online Entertainment, Inc. (c)	23,030	518

Mixi, Inc.	50,000	875

Nippon Telegraph & Telephone Corp.	438,700	11,998

		13,779

CONSUMER DISCRETIONARY 7.0%

Asics Corp.	17,600	390

Bridgestone Corp. (c)	155,800	6,689

Casio Computer Co. Ltd.	26,300	339

EDION Corp.	81,000	756

Exedy Corp.	22,200	321

H2O Retailing Corp.	102,000	719

Isetan Mitsukoshi Holdings Ltd.	76,800	568

Isuzu Motors Ltd.	416,400	5,183

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Izumi Co. Ltd.	5,100	$143

JTEKT Corp.	34,800	304

K’s Holdings Corp.	58,600	569

Mazda Motor Corp. (a)	420,900	3,230

Nikon Corp.	173,200	1,866

Nissan Motor Co. Ltd.	1,595,100	7,683

Panasonic Corp.	1,324,500	14,560

Sega Sammy Holdings, Inc.	53,100	833

Sekisui House Ltd.	103,000	2,216

Shimamura Co. Ltd.	13,500	1,133

Subaru Corp.	42,000	750

Sumitomo Electric Industries Ltd.	51,100	667

Sumitomo Forestry Co. Ltd.	17,500	338

Sumitomo Rubber Industries Ltd. (c)	31,800	324

Suzuki Motor Corp.	28,900	1,114

Tokai Rika Co. Ltd.	26,600	359

TS Tech Co. Ltd.	34,800	428

Yamaha Motor Co. Ltd. (c)	14,100	339

Yokohama Rubber Co. Ltd. (c)	21,400	343

		52,164

CONSUMER STAPLES 0.8%

Ajinomoto Co., Inc.	47,000	1,431

Itoham Yonekyu Holdings, Inc.	75,000	429

Japan Tobacco, Inc. (c)	70,456	1,423

Kewpie Corp.	17,100	369

Kirin Holdings Co. Ltd. (c)	27,200	438

NH Foods Ltd.	11,700	422

Pola Orbis Holdings, Inc. (c)	22,200	370

Seven & i Holdings Co. Ltd.	15,700	691

United Super Markets Holdings, Inc.	40,400	371

		5,944

ENERGY 0.1%

Cosmo Energy Holdings Co. Ltd.	18,200	356

Iwatani Corp.	13,700	690

		1,046

FINANCIALS 3.5%

Chiba Bank Ltd.	85,700	490

Concordia Financial Group Ltd.	135,400	492

Dai-ichi Life Holdings, Inc.	38,300	773

Daiwa Securities Group, Inc.	71,600	404

Japan Post Holdings Co. Ltd.	1,486,400	11,580

Japan Post Insurance Co. Ltd.	29,900	480

MS&AD Insurance Group Holdings, Inc.	145,400	4,477

ORIX Corp.	108,800	2,220

Sompo Holdings, Inc.	61,400	2,590

Sumitomo Mitsui Financial Group, Inc.	46,000	1,571

T&D Holdings, Inc.	30,700	392

Tokio Marine Holdings, Inc.	10,300	573

		26,042

HEALTH CARE 0.5%

Astellas Pharma, Inc.	47,100	767

Eisai Co. Ltd.	11,700	664

Medipal Holdings Corp.	73,100	1,370

Suzuken Co. Ltd.	28,200	814

		3,615

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 4.3%

AGC, Inc.	12,700	$607

Amada Co. Ltd.	39,700	393

ANA Holdings, Inc. (a)(c)	24,700	516

Dai Nippon Printing Co. Ltd.	73,200	1,842

East Japan Railway Co.	12,600	775

Ebara Corp.	9,600	533

Fuji Electric Co. Ltd.	8,700	475

Fujikura Ltd.	158,600	779

Furukawa Electric Co. Ltd.	35,500	717

GS Yuasa Corp.	38,200	850

Hino Motors Ltd.	97,800	807

Hitachi Ltd.	106,600	5,775

Inabata & Co. Ltd.	12,000	175

Japan Airlines Co. Ltd.	243,700	4,626

Kajima Corp.	31,700	364

Kawasaki Heavy Industries Ltd.	12,600	228

Mitsubishi Corp.	22,800	724

Mitsubishi Electric Corp.	151,900	1,928

Mitsubishi Heavy Industries Ltd.	46,400	1,073

Nippon Express Co. Ltd.	8,600	510

Nippon Steel Trading Corp.	10,700	467

NSK Ltd.	53,900	346

NTN Corp.	220,700	461

Persol Holdings Co. Ltd.	40,700	1,183

Seibu Holdings, Inc. (a)	39,600	370

Shimizu Corp.	55,200	342

Sojitz Corp.	25,620	385

Sumitomo Heavy Industries Ltd.	15,300	372

Toppan, Inc.	43,500	816

Toshiba Corp.	25,800	1,062

Toyota Tsusho Corp.	20,200	931

West Japan Railway Co.	12,700	531

Yamato Holdings Co. Ltd.	31,700	745

		31,708

INFORMATION TECHNOLOGY 5.7%

Alps Electric Co. Ltd.	203,800	1,922

Brother Industries Ltd.	27,500	530

Canon Marketing Japan, Inc. (c)	18,000	359

Canon, Inc. (c)	361,150	8,810

Citizen Watch Co. Ltd.	161,300	698

FUJIFILM Holdings Corp.	39,900	2,958

Fujitsu Ltd.	48,800	8,385

Konica Minolta, Inc.	162,600	742

Kyocera Corp.	6,800	425

NEC Corp.	9,300	430

Nippon Electric Glass Co. Ltd. (c)	48,600	1,246

Omron Corp.	11,100	1,106

Renesas Electronics Corp. (a)	20,000	249

Ricoh Co. Ltd.	471,000	4,390

Rohm Co. Ltd.	5,400	491

SCREEN Holdings Co. Ltd.	3,500	376

Seiko Epson Corp.	174,300	3,139

TDK Corp.	30,900	1,206

Tokyo Electron Ltd.	8,400	4,835

		42,297

MATERIALS 2.8%

Daicel Corp.	164,400	1,138

DIC Corp. (c)	20,400	514

JFE Holdings, Inc.	68,700	876

JSR Corp.	20,700	787

	SHARES	MARKET VALUE (000S)

Kaneka Corp.	16,100	$529

Kobe Steel Ltd.	114,800	576

Mitsubishi Chemical Holdings Corp.	215,700	1,600

Mitsubishi Materials Corp.	20,500	352

Mitsui Chemicals, Inc.	34,700	933

Nippon Light Metal Holdings Co. Ltd.	22,130	332

Nippon Steel Corp.	83,000	1,356

Nitto Denko Corp.	81,100	6,265

Sumitomo Chemical Co. Ltd.	202,000	953

Taiheiyo Cement Corp.	18,700	369

Toray Industries, Inc.	403,500	2,390

Toyo Seikan Group Holdings Ltd.	70,500	842

Ube Industries Ltd.	28,200	490

Zeon Corp.	28,900	334

		20,636

REAL ESTATE 1.2%

Daito Trust Construction Co. Ltd.	60,400	6,929

Daiwa House Industry Co. Ltd.	12,000	345

Nomura Real Estate Holdings, Inc.	60,900	1,403

		8,677

UTILITIES 0.7%

Chubu Electric Power Co., Inc.	79,600	841

Electric Power Development Co. Ltd. ‘C’	71,900	956

Hokkaido Electric Power Co., Inc.	84,400	377

Kyushu Electric Power Co., Inc.	109,800	820

Shikoku Electric Power Co., Inc.	61,600	435

Tohoku Electric Power Co., Inc.	79,100	562

Tokyo Electric Power Co. Holdings, Inc. (a)	580,100	1,500

		5,491

Total Japan		211,399

LUXEMBOURG 4.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A. (a)	10,810	307

RTL Group S.A.	10,367	549

		856

ENERGY 0.1%

Tenaris S.A.	46,551	486

MATERIALS 3.9%

ArcelorMittal S.A.	916,245	29,392

Total Luxembourg		30,734

NETHERLANDS 8.8%

COMMUNICATION SERVICES 0.4%

Koninklijke KPN NV	263,832	820

VEON Ltd. ADR (a)	1,428,629	2,443

		3,263

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 1.3%

Stellantis NV (c)	498,113	$9,372

CONSUMER STAPLES 2.3%

Heineken Holding NV	4,410	407

Koninklijke Ahold Delhaize NV	494,558	16,971

		17,378

ENERGY 2.4%

Royal Dutch Shell PLC ‘A’	799,059	17,489

FINANCIALS 0.2%

Aegon NV	191,092	950

ING Groep NV	58,847	818

		1,768

HEALTH CARE 0.2%

Koninklijke Philips NV	29,585	1,095

INDUSTRIALS 1.5%

Randstad NV	63,930	4,361

Signify NV	145,607	6,761

		11,122

MATERIALS 0.5%

Akzo Nobel NV	30,098	3,307

Koninklijke DSM NV	2,338	526

		3,833

Total Netherlands		65,320

NEW ZEALAND 0.6%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	243,786	754

INDUSTRIALS 0.1%

Air New Zealand Ltd. (a)	519,971	537

MATERIALS 0.3%

Fletcher Building Ltd.	505,091	2,531

UTILITIES 0.1%

Contact Energy Ltd.	77,756	431

Total New Zealand		4,253

NORWAY 1.4%

COMMUNICATION SERVICES 0.1%

Telenor ASA	48,925	769

ENERGY 0.3%

Equinor ASA	83,303	2,206

FINANCIALS 0.0%

DNB Bank ASA	15,989	366

INFORMATION TECHNOLOGY 0.1%

Atea ASA	21,792	405

	SHARES	MARKET VALUE (000S)
MATERIALS 0.9%

Norsk Hydro ASA	831,860	$6,546

Total Norway		10,292

PORTUGAL 0.4%

MATERIALS 0.1%

Navigator Co. S.A.	176,850	674

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	407,046	2,236

Total Portugal		2,910

SINGAPORE 0.2%

COMMUNICATION SERVICES 0.1%

Singapore Telecommunications Ltd.	265,000	456

CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	2,067,000	376

INDUSTRIALS 0.1%

ComfortDelGro Corp. Ltd.	349,900	364

Sembcorp Industries Ltd.	271,600	403

		767

Total Singapore		1,599

SPAIN 4.4%

COMMUNICATION SERVICES 1.8%

Telefonica S.A.	3,079,192	13,352

ENERGY 0.1%

Repsol S.A.	59,366	703

FINANCIALS 1.3%

Banco Bilbao Vizcaya Argentaria S.A.	293,993	1,744

Banco de Sabadell S.A. (a)	4,340,003	2,893

Banco Santander S.A.	1,117,989	3,713

Mapfre S.A.	586,135	1,198

		9,548

INDUSTRIALS 0.1%

ACS Actividades de Construccion Y Servicios S.A.	38,901	1,037

UTILITIES 1.1%

Acciona S.A.	2,837	540

Endesa S.A.	68,659	1,581

Naturgy Energy Group S.A.	173,200	5,633

		7,754

Total Spain		32,394

SWEDEN 0.8%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	93,263	365

CONSUMER DISCRETIONARY 0.4%

Electrolux AB	19,077	462

	SHARES	MARKET VALUE (000S)

Hennes & Mauritz AB ‘B’	142,283	$2,792

		3,254

FINANCIALS 0.2%

Swedbank AB ‘A’	78,977	1,587

INDUSTRIALS 0.1%

Skanska AB ‘B’	17,245	446

SKF AB ‘B’	17,898	423

		869

Total Sweden		6,075

SWITZERLAND 7.0%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,344	758

CONSUMER DISCRETIONARY 0.8%

Garmin Ltd.	3,216	438

Swatch Group AG	18,838	5,737

		6,175

CONSUMER STAPLES 1.2%

Nestle S.A.	64,850	9,054

FINANCIALS 1.6%

Swiss Life Holding AG	3,751	2,292

Swiss Re AG	19,026	1,878

UBS Group AG	202,962	3,643

Zurich Insurance Group AG	9,518	4,170

		11,983

HEALTH CARE 1.6%

Novartis AG	47,520	4,176

Roche Holding AG	17,782	7,377

		11,553

INDUSTRIALS 1.1%

ABB Ltd.	75,741	2,887

Adecco Group AG	106,460	5,425

		8,312

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	5,680	916

MATERIALS 0.5%

Glencore PLC	558,533	2,846

Holcim Ltd.	13,435	683

		3,529

Total Switzerland		52,280

UNITED KINGDOM 10.7%

COMMUNICATION SERVICES 0.9%

Pearson PLC	55,330	459

WPP PLC	410,883	6,257

		6,716

CONSUMER DISCRETIONARY 1.5%

Barratt Developments PLC	57,522	584

Berkeley Group Holdings PLC	6,082	394

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Inchcape PLC	217,881	$2,682

Kingfisher PLC	524,797	2,414

Marks & Spencer Group PLC	1,448,824	4,558

Taylor Wimpey PLC	158,449	378

		11,010

CONSUMER STAPLES 0.7%

British American Tobacco PLC	58,027	2,155

Imperial Brands PLC	82,003	1,797

Reckitt Benckiser Group PLC	1,788	154

Unilever PLC	18,854	1,011

		5,117

ENERGY 0.1%

Subsea 7 S.A.	60,521	433

FINANCIALS 1.5%

Aberdeen PLC	186,534	608

Aviva PLC	481,281	2,683

Direct Line Insurance Group PLC	114,044	431

HSBC Holdings PLC	252,124	1,522

M&G PLC	2,079,788	5,626

		10,870

HEALTH CARE 0.0%

Smith & Nephew PLC	9,567	167

INDUSTRIALS 1.1%

Ferguson PLC	11,595	2,059

Royal Mail PLC	955,024	6,548

		8,607

INFORMATION TECHNOLOGY 0.2%

Micro Focus International PLC	248,760	1,409

MATERIALS 2.9%

Anglo American PLC	9,843	405

Evraz PLC	236,831	1,936

Mondi PLC	24,969	619

Rio Tinto PLC	284,500	18,762

		21,722

	SHARES	MARKET VALUE (000S)
UTILITIES 1.8%

Centrica PLC (a)	10,905,288	$10,575

SSE PLC	125,536	2,807

		13,382

Total United Kingdom		79,433

UNITED STATES 0.1%

MATERIALS 0.1%

Sims Metal Management Ltd.	68,560	802

Total United States		802

Total Common Stocks (Cost $520,959)		732,729

PREFERRED STOCKS 0.2%

GERMANY 0.2%

INDUSTRIALS 0.2%

Schaeffler AG	161,284	1,333

Total Preferred Stocks (Cost $1,157)		1,333

REAL ESTATE INVESTMENT TRUSTS 1.3%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Stockland	202,356	624

Vicinity Centres	302,968	373

		997

Total Australia		997

CANADA 0.2%

REAL ESTATE 0.2%

H&R Real Estate Investment Trust	89,886	1,155

RioCan Real Estate Investment Trust	22,742	412

		1,567

Total Canada		1,567

	SHARES	MARKET VALUE (000S)
FRANCE 1.0%

REAL ESTATE 1.0%

Unibail-Rodamco-Westfield (a)	108,058	$7,562

Total France		7,562

Total Real Estate Investment Trusts (Cost $10,960)		10,126

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (f) 0.2%
		1,200

Total Short-Term Instruments (Cost $1,200)		1,200

Total Investments in Securities (Cost $534,276)		745,388

INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

MUTUAL FUNDS 4.5%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	33,427,667	33,428

Total Short-Term Instruments (Cost $33,428)		33,428

Total Investments in Affiliates (Cost $33,428)		33,428

Total Investments 104.9% (Cost $567,704)		$778,816

Other Assets and Liabilities, net (4.9)%		(36,256)

Net Assets 100.0%		$742,560

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $31,980 were out on loan in exchange for $33,455 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/12/2020 - 09/01/2020	$209	$377	0.05%

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$1,200	U.S. Treasury Notes 1.250% due 03/31/2028	$(1,224)	$1,200	$1,200

Total Repurchase Agreements						$(1,224)	$1,200	$1,200

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,200	$0	$0	$0	$1,200	$(1,224)	$(24)

Master Securities Lending Agreement
BCY	0	0	0	154	154	(164)	(10)
BMO	0	0	0	311	311	(327)	(16)
BSN	0	0	0	153	153	(169)	(16)
GSC	0	0	0	24,186	24,186	(25,351)	(1,165)
MSC	0	0	0	5,452	5,452	(5,593)	(141)
UBS	0	0	0	1,724	1,724	(1,851)	(127)

Total Borrowings and Other Financing Transactions	$1,200	$0	$0	$31,980

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$33,455	$0	$0	$0	$33,455

Total Borrowings	$33,455	$0	$0	$0	$33,455

Payable for securities on loan - cash collateral					$33,455

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$4,142	$0	$4,142
Consumer Discretionary	0	2,493	0	2,493
Consumer Staples	0	4,424	0	4,424
Energy	0	1,044	0	1,044
Financials	0	5,784	0	5,784
Industrials	0	1,451	0	1,451
Materials	0	13,070	0	13,070
Real Estate	0	335	0	335
Utilities	0	3,252	0	3,252
Austria
Financials	0	378	0	378
Materials	0	4,047	0	4,047
Belgium
Communication Services	0	1,586	0	1,586
Consumer Staples	0	2,012	0	2,012
Health Care	0	1,311	0	1,311
Canada
Consumer Discretionary	20,825	0	0	20,825
Consumer Staples	726	0	0	726
Energy	5,096	0	0	5,096
Financials	5,158	0	0	5,158
Industrials	3,338	0	0	3,338
Information Technology	999	0	0	999
Materials	1,651	0	0	1,651
Utilities	1,677	0	0	1,677
Denmark
Consumer Staples	0	543	0	543
Financials	0	152	0	152
Industrials	0	4,862	0	4,862
Finland
Financials	0	6,264	0	6,264
Industrials	0	519	0	519
Information Technology	0	538	0	538
Materials	0	836	0	836
France
Communication Services	0	2,588	0	2,588
Consumer Discretionary	0	8,968	0	8,968
Consumer Staples	0	3,664	0	3,664
Energy	0	1,853	0	1,853
Financials	0	3,469	0	3,469
Health Care	0	3,370	0	3,370
Industrials	0	9,899	0	9,899
Utilities	0	5,558	0	5,558
Germany
Consumer Discretionary	0	14,036	0	14,036
Consumer Staples	0	2,760	0	2,760
Financials	0	2,521	0	2,521
Industrials	1,816	6,864	0	8,680
Materials	0	10,191	0	10,191
Utilities	0	3,884	0	3,884
Hong Kong
Consumer Discretionary	943	711	0	1,654
Industrials	0	1,301	0	1,301
Information Technology	0	2,324	0	2,324
Materials	0	353	0	353
Real Estate	238	7,954	0	8,192
Ireland
Financials	0	743	0	743
Health Care	1,403	0	0	1,403
Industrials	1,401	0	0	1,401
Israel
Communication Services	0	3,029	0	3,029
Energy	0	3,111	0	3,111
Financials	0	604	0	604

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Health Care	$4,865	$0	$0	$4,865
Materials	0	462	0	462
Real Estate	0	390	0	390
Italy
Communication Services	0	2,087	0	2,087
Energy	0	8,178	0	8,178
Financials	0	8,237	0	8,237
Industrials	0	337	0	337
Utilities	0	6,613	0	6,613
Japan
Communication Services	0	13,779	0	13,779
Consumer Discretionary	0	52,164	0	52,164
Consumer Staples	0	5,944	0	5,944
Energy	0	1,046	0	1,046
Financials	0	26,042	0	26,042
Health Care	0	3,615	0	3,615
Industrials	0	31,708	0	31,708
Information Technology	5,326	36,971	0	42,297
Materials	0	20,636	0	20,636
Real Estate	0	8,677	0	8,677
Utilities	0	5,491	0	5,491
Luxembourg
Communication Services	0	856	0	856
Energy	0	486	0	486
Materials	0	29,392	0	29,392
Netherlands
Communication Services	3,263	0	0	3,263
Consumer Discretionary	0	9,372	0	9,372
Consumer Staples	0	17,378	0	17,378
Energy	0	17,489	0	17,489
Financials	0	1,768	0	1,768
Health Care	0	1,095	0	1,095
Industrials	0	11,122	0	11,122
Materials	0	3,833	0	3,833
New Zealand
Communication Services	0	754	0	754
Industrials	0	537	0	537
Materials	0	2,531	0	2,531
Utilities	0	431	0	431
Norway
Communication Services	0	769	0	769
Energy	0	2,206	0	2,206
Financials	0	366	0	366
Information Technology	0	405	0	405
Materials	0	6,546	0	6,546
Portugal
Materials	0	674	0	674
Utilities	0	2,236	0	2,236
Singapore
Communication Services	0	456	0	456
Consumer Staples	0	376	0	376
Industrials	0	767	0	767
Spain
Communication Services	0	13,352	0	13,352
Energy	0	703	0	703
Financials	0	9,548	0	9,548
Industrials	0	1,037	0	1,037
Utilities	0	7,754	0	7,754
Sweden
Communication Services	0	365	0	365
Consumer Discretionary	0	3,254	0	3,254
Financials	0	1,587	0	1,587
Industrials	0	869	0	869
Switzerland
Communication Services	0	758	0	758
Consumer Discretionary	438	5,737	0	6,175

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Consumer Staples	$0	$9,054	$0	$9,054
Financials	0	11,983	0	11,983
Health Care	0	11,553	0	11,553
Industrials	2,887	5,425	0	8,312
Information Technology	916	0	0	916
Materials	0	3,529	0	3,529
United Kingdom
Communication Services	0	6,716	0	6,716
Consumer Discretionary	2,682	8,328	0	11,010
Consumer Staples	0	5,117	0	5,117
Energy	0	433	0	433
Financials	0	10,870	0	10,870
Health Care	0	167	0	167
Industrials	0	8,607	0	8,607
Information Technology	0	1,409	0	1,409
Materials	0	21,722	0	21,722
Utilities	0	13,382	0	13,382
United States
Materials	0	802	0	802

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Preferred Stocks
Germany
Industrials	$0	$1,333	$0	$1,333
Real Estate Investment Trusts
Australia
Real Estate	0	997	0	997
Canada
Real Estate	1,567	0	0	1,567
France
Real Estate	0	7,562	0	7,562
Short-Term Instruments
Repurchase Agreements	0	1,200	0	1,200

	$67,215	$678,173	$0	$745,388

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	33,428	0	0	33,428

Total Investments	$100,643	$678,173	$0	$778,816

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

COMMON STOCKS 98.0%

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	41,439	$1,164

CONSUMER DISCRETIONARY 0.2%

Capri Holdings Ltd. (a)	46,386	3,011

CONSUMER STAPLES 0.1%

Coca-Cola Europacific Partners PLC	15,980	894

Total United Kingdom		5,069

UNITED STATES 97.6%

COMMUNICATION SERVICES 1.8%

Activision Blizzard, Inc.	2,778	185

Altice USA, Inc. ‘A’ (a)	44,649	723

Electronic Arts, Inc.	2,027	267

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	52,923	2,691

Loyalty Ventures, Inc. (a)	39,410	1,185

Lumen Technologies, Inc.	252,797	3,173

News Corp. ‘A’	40,252	898

Verizon Communications, Inc.	124,674	6,478

ViacomCBS, Inc. ‘B’	106,039	3,200

Walt Disney Co.	28,442	4,405

		23,205

CONSUMER DISCRETIONARY 14.5%

Adient PLC (a)	42,375	2,029

AutoNation, Inc. (a)	7,979	932

Bed Bath & Beyond, Inc. (a)(c)	334,729	4,880

Best Buy Co., Inc.	28,727	2,919

Booking Holdings, Inc. (a)	3,766	9,036

Carnival Corp. (a)(c)	515,473	10,371

Dick’s Sporting Goods, Inc.	14,855	1,708

Dillard’s, Inc. ‘A’	10,001	2,450

eBay, Inc.	202,070	13,438

Expedia Group, Inc. (a)	29,147	5,267

Foot Locker, Inc.	34,130	1,489

Ford Motor Co.	1,438,009	29,867

Gap, Inc.	68,678	1,212

General Motors Co. (a)	73,525	4,311

Goodyear Tire & Rubber Co. (a)	370,579	7,901

Hyatt Hotels Corp. ‘A’ (a)	4,430	425

Kohl’s Corp.	478,215	23,619

Las Vegas Sands Corp. (a)	21,628	814

Lear Corp.	23,601	4,318

Lowe’s Cos., Inc.	6,163	1,593

Macy’s, Inc.	652,837	17,091

MGM Resorts International	43,671	1,960

NIKE, Inc. ‘B’	1,961	327

Nordstrom, Inc. (a)	137,820	3,118

Norwegian Cruise Line Holdings Ltd. (a)	28,099	583

PulteGroup, Inc.	6,420	367

PVH Corp.	2,963	316

Qurate Retail, Inc.	568,462	4,320

Ralph Lauren Corp.	1,157	138

Royal Caribbean Cruises Ltd. (a)	12,150	934

Starbucks Corp.	2,582	302

	SHARES	MARKET VALUE (000S)

Tapestry, Inc.	58,392	$2,371

Target Corp.	77,084	17,840

TJX Cos., Inc.	3,453	262

Victoria’s Secret & Co. (a)	20,236	1,124

Visteon Corp. (a)	11,897	1,322

Whirlpool Corp.	11,046	2,592

Yum! Brands, Inc.	13,320	1,850

		185,396

CONSUMER STAPLES 5.1%

Altria Group, Inc.	79,203	3,753

Archer-Daniels-Midland Co.	27,203	1,839

Bunge Ltd.	48,802	4,556

Colgate-Palmolive Co.	6,246	533

Ingredion, Inc.	8,677	838

Kroger Co.	79,865	3,615

Philip Morris International, Inc.	46,575	4,425

Sysco Corp.	47,630	3,741

Tyson Foods, Inc. ‘A’	1,737	151

U.S. Foods Holding Corp. (a)	24,346	848

Walgreens Boots Alliance, Inc.	673,345	35,122

Walmart, Inc.	35,653	5,159

		64,580

ENERGY 10.2%

APA Corp.	55,561	1,494

Baker Hughes Co.	36,467	877

ConocoPhillips	179,885	12,984

Exxon Mobil Corp.	352,183	21,550

HollyFrontier Corp.	226,470	7,424

Marathon Oil Corp.	661,661	10,865

Marathon Petroleum Corp.	312,582	20,002

Murphy Oil Corp.	10,127	264

NOV, Inc.	18,566	252

Occidental Petroleum Corp.	10,875	315

PBF Energy, Inc. ‘A’ (a)	99,364	1,289

Phillips 66	296,721	21,500

Schlumberger NV	18,563	556

Transocean Ltd. (a)	703,702	1,942

Valero Energy Corp.	360,773	27,098

World Fuel Services Corp.	47,376	1,254

		129,666

FINANCIALS 13.2%

Aflac, Inc.	42,126	2,460

Allstate Corp.	31,463	3,702

Ally Financial, Inc.	106,845	5,087

American International Group, Inc.	236,499	13,447

Ameriprise Financial, Inc.	15,832	4,776

Bank of New York Mellon Corp.	39,267	2,281

BlackRock, Inc.	1,020	934

Capital One Financial Corp.	45,120	6,546

CIT Group, Inc.	96,366	4,947

Citigroup, Inc.	148,211	8,951

Comerica, Inc.	33,503	2,915

Discover Financial Services	98,887	11,427

Fifth Third Bancorp	19,047	830

Franklin Resources, Inc.	425,899	14,263

Genworth Financial, Inc. ‘A’ (a)	359,898	1,458

Invesco Ltd.	35,366	814

Jefferies Financial Group, Inc.	11,786	457

Lincoln National Corp.	14,706	1,004

	SHARES	MARKET VALUE (000S)

Loews Corp.	24,328	$1,405

MetLife, Inc.	37,720	2,357

Navient Corp.	268,067	5,688

Old Republic International Corp.	6,645	163

Principal Financial Group, Inc.	5,632	407

Synchrony Financial	430,457	19,969

Travelers Cos., Inc.	40,651	6,359

Unum Group	15,757	387

Voya Financial, Inc.	23,631	1,567

Wells Fargo & Co.	908,142	43,573

		168,174

HEALTH CARE 17.1%

AbbVie, Inc.	27,086	3,667

AmerisourceBergen Corp.	936	124

Amgen, Inc.	120,804	27,177

Anthem, Inc.	3,221	1,493

Biogen, Inc. (a)	29,898	7,173

Bristol-Myers Squibb Co.	19,009	1,185

Cardinal Health, Inc.	220,071	11,332

DaVita, Inc. (a)	38,743	4,407

Eli Lilly & Co.	803	222

Gilead Sciences, Inc.	512,399	37,205

HCA Healthcare, Inc.	18,932	4,864

Humana, Inc.	2,026	940

Johnson & Johnson	78,902	13,498

McKesson Corp.	78,377	19,482

Merck & Co., Inc.	127,592	9,779

Organon & Co.	9,873	301

Pfizer, Inc.	1,245,279	73,534

Universal Health Services, Inc. ‘B’	5,074	658

Viatris, Inc.	53,660	726

		217,767

INDUSTRIALS 7.8%

3M Co.	3,749	666

AGCO Corp.	8,871	1,029

Alaska Air Group, Inc. (a)	10,564	550

American Airlines Group, Inc. (a)(c)	1,193,438	21,434

Boeing Co. (a)	2,000	403

Caterpillar, Inc.	7,006	1,448

CH Robinson Worldwide, Inc.	26,547	2,857

CSX Corp.	1,594	60

Cummins, Inc.	8,187	1,786

Delta Air Lines, Inc. (a)	49,308	1,927

Eaton Corp. PLC	3,075	531

Emerson Electric Co.	33,701	3,133

Expeditors International of Washington, Inc.	4,384	589

FedEx Corp.	19,147	4,952

Fluor Corp. (a)	341,692	8,464

General Electric Co.	207,451	19,598

Honeywell International, Inc.	8,515	1,776

Howmet Aerospace, Inc.	29,043	924

Illinois Tool Works, Inc.	10,005	2,469

JetBlue Airways Corp. (a)	56,787	809

Johnson Controls International PLC	4,424	360

ManpowerGroup, Inc.	70,682	6,880

Neilsen Holdings PLC	68,659	1,408

Robert Half International, Inc.	5,809	648

Southwest Airlines Co. (a)	44,190	1,893

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Spirit AeroSystems Holdings, Inc. ‘A’	138,370	$5,962

Union Pacific Corp.	20,271	5,107

United Airlines Holdings, Inc. (a)	35,487	1,554

WW Grainger, Inc.	1,148	595

		99,812

INFORMATION TECHNOLOGY 22.6%

Alliance Data Systems Corp.	101,286	6,743

Amdocs Ltd.	11,050	827

Apple, Inc.	341,048	60,560

Applied Materials, Inc.	83,965	13,213

Arrow Electronics, Inc. (a)	19,474	2,615

Avnet, Inc.	115,074	4,744

Cisco Systems, Inc.	602,635	38,189

Citrix Systems, Inc.	16,744	1,584

Cognizant Technology Solutions Corp. ‘A’	2,240	199

Corning, Inc.	91,140	3,393

DXC Technology Co. (a)	237,910	7,658

F5, Inc. (a)	7,453	1,824

Flex Ltd. (a)	99,477	1,823

Hewlett Packard Enterprise Co.	920,692	14,519

HP, Inc.	207,642	7,822

Intel Corp.	267,934	13,799

International Business Machines Corp.	32,323	4,320

Jabil, Inc.	69,009	4,855

Juniper Networks, Inc.	224,724	8,025

KLA Corp.	1,465	630

Kyndryl Holdings, Inc. (a)	15,888	287

NetApp, Inc.	184,291	16,953

NortonLifeLock, Inc.	247,944	6,442

Oracle Corp.	166,146	14,490

QUALCOMM, Inc.	163,219	29,848

Seagate Technology Holdings PLC	46,985	5,308

Skyworks Solutions, Inc.	3,811	591

Texas Instruments, Inc.	14,974	2,822

	SHARES	MARKET VALUE (000S)

Western Digital Corp. (a)	129,914	$8,472

Western Union Co.	14,656	261

Xerox Holdings Corp.	186,958	4,233

Xilinx, Inc.	8,714	1,848

		288,897

MATERIALS 1.9%

Alcoa Corp.	127,668	7,606

DuPont de Nemours, Inc.	4,886	395

Eastman Chemical Co.	9,667	1,169

Huntsman Corp.	15,502	541

International Paper Co.	52,998	2,490

LyondellBasell Industries NV ‘A’	67,439	6,220

Mosaic Co.	32,695	1,285

PPG Industries, Inc.	8,992	1,550

Reliance Steel & Aluminum Co.	10,299	1,671

United States Steel Corp.	49,702	1,183

		24,110

UTILITIES 3.4%

AES Corp.	174,650	4,244

Ameren Corp.	20,506	1,825

Evergy, Inc.	98,423	6,753

Exelon Corp.	171,443	9,902

FirstEnergy Corp.	91,550	3,808

Pinnacle West Capital Corp.	14,577	1,029

PPL Corp.	62,597	1,882

Public Service Enterprise Group, Inc.	40,827	2,724

Southern Co.	82,970	5,690

Vistra Corp.	265,129	6,037

WEC Energy Group, Inc.	2,411	234

		44,128

Total United States		1,245,735

Total Common Stocks (Cost $921,470)		1,250,804

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.9%

UNITED STATES 1.9%

REAL ESTATE 1.9%

Host Hotels & Resorts, Inc. (a)	542,916	$9,441

Iron Mountain, Inc.	23,607	1,236

Park Hotels & Resorts, Inc. (a)	166,981	3,153

Simon Property Group, Inc.	46,318	7,400

Ventas, Inc.	26,293	1,344

Weyerhaeuser Co.	20,358	838

		23,412

Total Real Estate Investment Trusts (Cost $20,688)		23,412

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
		1,818

Total Short-Term Instruments (Cost $1,818)		1,818

Total Investments in Securities (Cost $943,976)		1,276,034

INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

MUTUAL FUNDS 1.7%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	21,844,057	21,844

Total Short-Term Instruments (Cost $21,844)		21,844

Total Investments in Affiliates (Cost $21,844)		21,844

Total Investments 101.7% (Cost $965,820)		$1,297,878

Other Assets and Liabilities, net (1.7)%		(21,243)

Net Assets 100.0%		$1,276,635

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $21,351 were out on loan in exchange for $21,844 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$1,818	U.S. Treasury Notes 1.250% due 03/31/2028	$(1,854)	$1,818	$1,818

Total Repurchase Agreements						$(1,854)	$1,818	$1,818

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO RAE US Fund	(Cont.)	December 31, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,818	$0	$0	$0	$1,818	$(1,854)	$(36)

Master Securities Lending Agreement
BPG	0	0	0	19,471	19,471	(19,927)	(456)
GSC	0	0	0	1,880	1,880	(1,917)	(37)

Total Borrowings and Other Financing Transactions	$1,818	$0	$0	$21,351

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$21,844	$0	$0	$0	$21,844

Total Borrowings	$21,844	$0	$0	$0	$21,844

Payable for securities on loan - cash collateral					$21,844

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
United Kingdom
Communication Services	$1,164	$0	$0	$1,164
Consumer Discretionary	3,011	0	0	3,011
Consumer Staples	894	0	0	894
United States
Communication Services	23,205	0	0	23,205
Consumer Discretionary	185,396	0	0	185,396
Consumer Staples	64,580	0	0	64,580
Energy	129,666	0	0	129,666
Financials	168,174	0	0	168,174
Health Care	217,767	0	0	217,767
Industrials	99,812	0	0	99,812
Information Technology	288,897	0	0	288,897

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Materials	$24,110	$0	$0	$24,110
Utilities	44,128	0	0	44,128
Real Estate Investment Trusts
United States
Real Estate	23,412	0	0	23,412
Short-Term Instruments
Repurchase Agreements	0	1,818	0	1,818

	$1,274,216	$1,818	$0	$1,276,034

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	21,844	0	0	21,844

Total Investments	$1,296,060	$1,818	$0	$1,297,878

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Small Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

COMMON STOCKS 85.0%

ISRAEL 0.0%

INFORMATION TECHNOLOGY 0.0%

Cognyte Software Ltd. (a)	3,949	$62

Total Israel		62

UNITED KINGDOM 0.2%

FINANCIALS 0.2%

Janus Henderson Group PLC	17,028	714

Total United Kingdom		714

UNITED STATES 84.8%

COMMUNICATION SERVICES 2.2%

AMC Entertainment Holdings, Inc. ‘A’ (a)(c)	54,804	1,491

AMC Networks, Inc. ‘A’ (a)	16,794	578

Cinemark Holdings, Inc. (a)	24,441	394

Clear Channel Outdoor Holdings, Inc. (a)	561,112	1,857

iHeartMedia, Inc. ‘A’ (a)	25,844	544

John Wiley & Sons, Inc. ‘A’	10,661	611

Lions Gate Entertainment Corp. ‘A’ (a)	25,450	424

NII Holdings, Inc.	22,836	55

Scholastic Corp.	6,607	264

Sinclair Broadcast Group, Inc. ‘A’	13,694	362

TripAdvisor, Inc. (a)	11,753	320

		6,900

CONSUMER DISCRETIONARY 16.0%

Aaron’s Co., Inc.	2,614	64

Abercrombie & Fitch Co. ‘A’ (a)	204,866	7,135

Adtalem Global Education, Inc. (a)	26,455	782

American Axle & Manufacturing Holdings, Inc. (a)	14,118	132

American Eagle Outfitters, Inc.	25,710	651

Asbury Automotive Group, Inc. (a)	8,679	1,499

Bloomin’ Brands, Inc. (a)	11,160	234

Brinker International, Inc. (a)	34,733	1,271

Buckle, Inc.	13,509	572

Cheesecake Factory, Inc. (a)	16,661	652

Children’s Place, Inc. (a)	12,209	968

Cracker Barrel Old Country Store, Inc.	2,360	304

Dana, Inc.	15,096	345

Dave & Buster’s Entertainment, Inc. (a)	10,926	420

Deckers Outdoor Corp. (a)	709	260

Designer Brands, Inc.’A’ (a)	68,160	969

Dillard’s, Inc. ‘A’	46,007	11,273

Fossil Group, Inc. (a)	49,074	505

G-III Apparel Group Ltd. (a)	40,988	1,133

GameStop Corp. ‘A’ (a)(c)	1,950	289

Graham Holdings Co. ‘B’	965	608

Group 1 Automotive, Inc.	5,231	1,021

Groupon, Inc. (a)	36,760	851

Guess?, Inc.	26,873	636

Hilton Grand Vacations, Inc. (a)	15,292	797

Houghton Mifflin Harcourt Co. (a)	34,053	548

	SHARES	MARKET VALUE (000S)

International Game Technology PLC	26,773	$774

Jack in the Box, Inc.	29,380	2,570

Kontoor Brands, Inc.	5,792	297

La-Z-Boy, Inc.	5,381	195

Laureate Education, Inc. ‘A’	7,354	90

MDC Holdings, Inc.	7,009	391

Meritage Homes Corp. (a)	5,525	674

Murphy USA, Inc.	7,719	1,538

Papa John’s International, Inc.	719	96

Red Rock Resorts, Inc. ‘A’	2,204	121

SeaWorld Entertainment, Inc. (a)	10,146	658

Signet Jewelers Ltd.	27,117	2,360

Sonic Automotive, Inc. ‘A’	8,520	421

Steven Madden Ltd.	8,799	409

Travel Leisure Co.	18,050	998

Tri Pointe Homes, Inc. (a)	21,652	604

Tupperware Brands Corp. (a)	45,383	694

Visteon Corp. (a)	22,729	2,526

Wolverine World Wide, Inc.	10,998	317

		49,652

CONSUMER STAPLES 5.9%

B&G Foods, Inc. (c)	71,771	2,206

Edgewell Personal Care Co.	5,109	234

Fresh Del Monte Produce, Inc.	12,337	340

Ingles Markets, Inc. ‘A’	12,916	1,115

J&J Snack Foods Corp.	1,061	168

National Beverage Corp.	1,088	49

Nu Skin Enterprises, Inc. ‘A’	22,279	1,131

Performance Food Group Co. (a)	48,207	2,212

PriceSmart, Inc.	2,456	180

Rite Aid Corp. (a)	449,360	6,601

Sanderson Farms, Inc.	3,219	615

Sprouts Farmers Market, Inc. (a)	5,952	177

TreeHouse Foods, Inc. (a)	8,791	356

Universal Corp.	13,643	749

USANA Health Sciences, Inc. (a)	4,995	505

Vector Group Ltd.	43,701	502

Weis Markets, Inc.	17,190	1,132

		18,272

ENERGY 16.9%

Arch Resources, Inc.	8,894	812

Callon Petroleum Co. (a)	1,975	93

Centennial Resource Development, Inc. (a)	1,555,719	9,303

CNX Resources Corp. (a)	28,149	387

CVR Energy, Inc.	100,030	1,682

Delek U.S. Holdings, Inc. (a)	102,218	1,532

Dril-Quip, Inc. (a)	2,928	58

Helmerich & Payne, Inc.	136,444	3,234

Kosmos Energy Ltd. (a)	392,110	1,357

Magnolia Oil & Gas Corp.	18,554	350

Murphy Oil Corp.	122,298	3,193

Nabors Industries Ltd. (a)	33,123	2,686

Oasis Petroleum, Inc.	17,927	2,259

Oceaneering International, Inc. (a)	327,375	3,703

Patterson-UTI Energy, Inc.	430,103	3,634

PDC Energy, Inc.	8,499	415

Range Resources Corp. (a)	192,354	3,430

Renewable Energy Group, Inc. (a)	694	29

SM Energy Co.	434,575	12,811

	SHARES	MARKET VALUE (000S)

Southwestern Energy Co. (a)	332,040	$1,547

		52,515

FINANCIALS 7.0%

Affiliated Managers Group, Inc.	20,553	3,381

American Equity Investment Life Holding Co.	6,284	245

American National Group, Inc.	1,896	358

Artisan Partners Asset Management, Inc. ‘A’	3,412	163

Associated Banc-Corp.	20,518	464

Bank of Hawaii Corp.	5,123	429

Bank OZK	5,592	260

BankUnited, Inc.	16,062	680

Banner Corp.	773	47

BGC Partners, Inc. ‘A’	39,806	185

Capitol Federal Financial, Inc.	25,810	292

Cathay General Bancorp	8,422	362

Cohen & Steers, Inc.	2,375	220

Columbia Banking System, Inc.	3,633	119

Evercore, Inc. ‘A’	6,287	854

Federated Investors, Inc. ‘B’	11,932	448

First Hawaiian, Inc.	18,916	517

FirstCash Holdings, Inc.	1,957	146

FNB Corp.	25,809	313

Fulton Financial Corp.	34,689	590

Great Western Bancorp, Inc.	28,368	963

Hilltop Holdings, Inc.	10,879	382

Home BancShares, Inc.	8,437	205

Hope Bancorp, Inc.	18,146	267

International Bancshares Corp.	5,506	233

Investors Bancorp, Inc.	38,672	586

Mercury General Corp.	3,000	159

Nelnet, Inc. ‘A’	4,077	398

Old National Bancorp	3,435	62

PacWest Bancorp	30,428	1,374

ProAssurance Corp.	60,306	1,526

PROG Holdings, Inc.	2,782	126

Radian Group, Inc.	15,025	318

Sterling Bancorp	5,335	138

Stewart Information Services Corp.	14,917	1,189

Trustmark Corp.	10,075	327

Umpqua Holdings Corp.	43,868	844

Walker & Dunlop, Inc.	745	112

Washington Federal, Inc.	42,475	1,418

White Mountains Insurance Group Ltd.	977	991

		21,691

HEALTH CARE 9.5%

Acadia Healthcare Co., Inc. (a)	15,070	915

Allscripts Healthcare Solutions, Inc. (a)	40,874	754

Brookdale Senior Living, Inc. (a)	47,604	246

Covetrus, Inc. (a)	83,387	1,665

Haemonetics Corp. (a)	965	51

Magellan Health, Inc. (a)	32,563	3,093

MEDNAX, Inc. (a)	189,365	5,153

Myriad Genetics, Inc. (a)	123,552	3,410

National HealthCare Corp.	1,406	95

OPKO Health, Inc. (a)	19,990	96

Owens & Minor, Inc.	47,059	2,047

Patterson Cos., Inc.	175,362	5,147

Syneos Health, Inc. (a)	3,855	396

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

United Therapeutics Corp. (a)	29,391	$6,351

		29,419

INDUSTRIALS 9.5%

AAR Corp. (a)	4,546	177

ABM Industries, Inc.	5,094	208

ACCO Brands Corp.	30,143	249

Allegiant Travel Co. (a)	2,558	478

Apogee Enterprises, Inc.	4,084	197

Applied Industrial Technologies, Inc.	3,745	385

Arcosa, Inc.	7,895	416

Atlas Air Worldwide Holdings, Inc. (a)	5,142	484

Barnes Group, Inc.	4,838	225

Brady Corp. ‘A’	3,110	168

CoreCivic, Inc. (a)	65,174	650

Deluxe Corp.	31,861	1,023

Dycom Industries, Inc. (a)	7,099	666

EMCOR Group, Inc.	2,619	334

Encore Wire Corp.	1,212	173

EnerSys	2,767	219

EnPro Industries, Inc.	1,097	121

Forward Air Corp.	890	108

Franklin Electric Co., Inc.	1,553	147

GATX Corp.	6,962	725

Greenbrier Cos., Inc.	4,407	202

Hawaiian Holdings, Inc. (a)	17,291	318

Healthcare Services Group, Inc.	3,259	58

Herc Holdings, Inc.	6,635	1,039

Hillenbrand, Inc.	5,558	289

HNI Corp.	8,034	338

Hub Group, Inc. ‘A’ (a)	2,359	199

Hyster-Yale Materials Handling, Inc.	1,630	67

Kaman Corp.	1,748	75

KBR, Inc.	8,221	391

Kelly Services, Inc. ‘A’	20,337	341

Kennametal, Inc.	5,844	210

Korn Ferry	2,497	189

Landstar System, Inc.	2,823	505

Macquarie Infrastructure Holdings LLC	27,271	100

Matthews International Corp. ‘A’	4,097	150

MillerKnoll, Inc.	5,940	233

Moog, Inc. ‘A’	6,859	555

MRC Global, Inc. (a)	10,510	72

Mueller Industries, Inc.	12,297	730

NOW, Inc. (a)	80,153	685

Pitney Bowes, Inc.	117,208	777

Primoris Services Corp.	4,598	110

Regal Rexnord Corp.	6,912	1,176

Resideo Technologies, Inc. (a)	123,122	3,205

Rush Enterprises, Inc. ‘A’	6,914	385

Schneider National, Inc. ‘B’	7,851	211

SkyWest, Inc. (a)	7,488	294

Spirit Airlines, Inc. (a)	10,717	234

Steelcase, Inc. ‘A’	21,971	258

Terex Corp.	36,672	1,612

Tetra Tech, Inc.	2,871	487

Timken Co.	7,441	516

Trinity Industries, Inc.	18,070	546

Tutor Perini Corp. (a)	17,955	222

UFP Industries, Inc.	1,207	111

Univar Solutions, Inc. (a)	16,977	481

	SHARES	MARKET VALUE (000S)

Valmont Industries, Inc.	4,180	$1,047

Wabash National Corp.	52,027	1,016

Watts Water Technologies, Inc. ‘A’	1,969	382

Werner Enterprises, Inc.	5,602	267

WESCO International, Inc. (a)	18,024	2,372

		29,608

INFORMATION TECHNOLOGY 8.7%

Amkor Technology, Inc.	33,088	820

Belden, Inc.	6,920	455

Benchmark Electronics, Inc.	46,108	1,250

Cirrus Logic, Inc. (a)	11,906	1,096

Coherent, Inc. (a)	1,179	314

Conduent, Inc. (a)	407,940	2,178

Diodes, Inc. (a)	3,838	422

Insight Enterprises, Inc. (a)	4,394	468

InterDigital, Inc.	6,560	470

Knowles Corp. (a)	15,748	368

LiveRamp Holdings, Inc. (a)	3,804	182

Manhattan Associates, Inc. (a)	6,420	998

NetScout Systems, Inc. (a)	28,283	936

PC Connection, Inc.	1,925	83

Plantronics, Inc. (a)	34,062	999

Plexus Corp. (a)	3,562	342

Sabre Corp. (a)	232,299	1,995

Sanmina Corp. (a)	64,507	2,675

Silicon Laboratories, Inc. (a)	592	122

Synaptics, Inc. (a)	15,099	4,371

Teradata Corp. (a)	123,153	5,230

TTM Technologies, Inc. (a)	26,149	390

Vishay Intertechnology, Inc.	24,066	526

Xperi Holding Corp.	10,247	194

		26,884

MATERIALS 4.4%

Avient Corp.	10,123	566

Boise Cascade Co.	2,214	158

Cabot Corp.	8,864	498

Carpenter Technology Corp.	6,458	189

Chemours Co.	11,780	395

Element Solutions, Inc.	63,575	1,544

Graphic Packaging Holding Co.	28,067	547

Greif, Inc. ‘A’	2,552	154

HB Fuller Co.	1,923	156

Innospec, Inc.	1,863	168

Kaiser Aluminum Corp.	2,766	260

Louisiana-Pacific Corp.	3,612	283

Minerals Technologies, Inc.	2,289	167

O-I Glass, Inc. (a)	16,345	197

Olin Corp.	12,379	712

Schnitzer Steel Industries, Inc. ‘A’	8,283	430

Schweitzer-Mauduit International, Inc.	5,832	174

Sensient Technologies Corp.	6,483	649

Silgan Holdings, Inc.	3,942	169

Stepan Co.	1,373	171

Trinseo PLC	27,903	1,464

Warrior Met Coal, Inc.	169,990	4,370

Worthington Industries, Inc.	2,932	160

		13,581

REAL ESTATE 3.6%

Douglas Elliman, Inc. (a)	21,851	251

	SHARES	MARKET VALUE (000S)

Kennedy-Wilson Holdings, Inc.	9,552	$228

New York REIT, Inc.	4,082	39

Realogy Holdings Corp. (a)	638,677	10,736

		11,254

UTILITIES 1.1%

ALLETE, Inc.	7,212	479

Avista Corp.	16,884	717

Hawaiian Electric Industries, Inc.	26,922	1,117

NorthWestern Corp.	9,342	534

PNM Resources, Inc.	10,653	486

Spire, Inc.	3,756	245

		3,578

Total United States		263,354

Total Common Stocks (Cost $157,631)		264,130

REAL ESTATE INVESTMENT TRUSTS 15.0%

UNITED STATES 15.0%

FINANCIALS 2.7%

Chimera Investment Corp.	418,333	6,308

Invesco Mortgage Capital, Inc.	30,523	85

Ladder Capital Corp.	10,663	128

MFA Financial, Inc.	358,254	1,633

Two Harbors Investment Corp.	21,092	122

		8,276

REAL ESTATE 12.3%

Acadia Realty Trust	2,874	63

Alexander & Baldwin, Inc.	17,281	434

Apple Hospitality REIT, Inc.	111,120	1,795

Brandywine Realty Trust	27,596	370

Corporate Office Properties Trust	10,831	303

DiamondRock Hospitality Co. (a)	108,439	1,042

DigitalBridge Group, Inc. (a)	365,345	3,043

Diversified Healthcare Trust	298,332	922

Empire State Realty Trust, Inc. ‘A’	56,458	502

Equity Commonwealth (a)	10,076	261

GEO Group, Inc.	297,320	2,304

Kite Realty Group Trust	91,708	1,997

Macerich Co.	276,591	4,779

Outfront Media, Inc.	13,273	356

Paramount Group, Inc.	45,314	378

Pebblebrook Hotel Trust	66,207	1,481

Piedmont Office Realty Trust, Inc. ‘A’	34,710	638

PS Business Parks, Inc.	1,314	242

Rayonier, Inc.	10,267	414

Retail Opportunity Investments Corp.	9,130	179

RLJ Lodging Trust	254,717	3,548

Ryman Hospitality Properties, Inc. (a)	2,494	229

Sabra Health Care REIT, Inc.	8,409	114

Service Properties Trust	55,972	492

SITE Centers Corp.	80,149	1,269

Spirit Realty Capital, Inc.	5,782	279

Sunstone Hotel Investors, Inc. (a)	310,359	3,641

Tanger Factory Outlet Centers, Inc.	121,133	2,335

Uniti Group, Inc.	189,792	2,659

Urban Edge Properties	8,927	170

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Washington Real Estate Investment Trust	3,312	$86

Xenia Hotels & Resorts, Inc. (a)	104,456	1,892

		38,217

Total Real Estate Investment Trusts (Cost $37,413)		46,493

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
		266

Total Short-Term Instruments (Cost $266)		266

Total Investments in Securities (Cost $195,310)		310,889

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

MUTUAL FUNDS 1.6%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	5,043,938	$5,044

Total Short-Term Instruments (Cost $5,044)		5,044

Total Investments in Affiliates (Cost $5,044)		5,044

Total Investments 101.7% (Cost $200,354)		$315,933

Other Assets and Liabilities, net (1.7)%		(5,361)

Net Assets 100.0%		$310,572

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $4,051 were out on loan in exchange for $4,132 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$266	U.S. Treasury Notes 1.250% due 03/31/2028	$(271)	$266	$266

Total Repurchase Agreements						$(271)	$266	$266

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$266	$0	$0	$0	$266	$(271)	$(5)

Master Securities Lending Agreement
BPG	0	0	0	264	264	(269)	(5)
GSC	0	0	0	3,675	3,675	(3,749)	(74)
SAL	0	0	0	112	112	(114)	(2)

Total Borrowings and Other Financing Transactions	$266	$0	$0	$4,051

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	57

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)	December 31, 2021	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$4,132	$0	$0	$0	$4,132

Total Borrowings	$4,132	$0	$0	$0	$4,132

Payable for securities on loan - cash collateral					$4,132

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Israel
Information Technology	$62	$0	$0	$62
United Kingdom
Financials	714	0	0	714
United States
Communication Services	6,845	55	0	6,900
Consumer Discretionary	49,652	0	0	49,652
Consumer Staples	18,272	0	0	18,272
Energy	52,515	0	0	52,515
Financials	21,691	0	0	21,691
Health Care	29,419	0	0	29,419
Industrials	29,608	0	0	29,608
Information Technology	26,884	0	0	26,884
Materials	13,581	0	0	13,581

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Real Estate	$11,215	$39	$0	$11,254
Utilities	3,578	0	0	3,578
Real Estate Investment Trusts
United States
Financials	8,276	0	0	8,276
Real Estate	38,217	0	0	38,217
Short-Term Instruments
Repurchase Agreements	0	266	0	266

	$310,529	$360	$0	$310,889

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	5,044	0	0	5,044

Total Investments	$315,573	$360	$0	$315,933

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. Prior to September 24, 2021, with respect to the PIMCO RAE US Fund and PIMCO RAE US Small Fund, and February 4, 2022, with respect to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund and PIMCO RAE International Fund, PIMCO and Research Affiliates engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of the Funds’ investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	59

Notes to Financial Statements	(Cont.)

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies,

accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

60	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	61

Notes to Financial Statements	(Cont.)

Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at

62	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

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Notes to Financial Statements	(Cont.)

upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2021 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$66,503	$76,947	$(131,427)	$0	$0	$12,023	$1	$0

PIMCO RAE International Fund	68,669	166,828	(202,069)	0	0	33,428	1	0

PIMCO RAE US Fund	4,257	39,222	(21,635)	0	0	21,844	0	0

PIMCO RAE US Small Fund	11,264	17,405	(23,625)	0	0	5,044	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s

64	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2021 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$38,485	$4,336	$(4,695)	$647	$(4,963)	$33,810	$3,012	$0

PIMCO RAE International Fund	119,232	26,805	(12,492)	445	(27,705)	106,285	12,994	12,328

PIMCO RAE US Fund	134,512	12,601	(15,082)	1,927	(6,317)	127,641	2,540	10,060

Totals	$292,229	$43,742	$(32,269)	$3,019	$(38,985)	$267,736	$18,546	$22,388

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$22,403	$3,359	$(643)	$(21)	$(2,654)	$22,444	$1,871	$0

PIMCO RAE International Fund	69,363	19,525	(1,410)	(132)	(16,838)	70,508	8,061	7,649

Totals	$91,766	$22,884	$(2,053)	$(153)	$(19,492)	$92,952	$9,932	$7,649

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their

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Notes to Financial Statements	(Cont.)

prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

66	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

68	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local,

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Notes to Financial Statements	(Cont.)

national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

70	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global Fund	0.35%	0.15%	0.25%	N/A		0.25%
PIMCO RAE Global ex-US Fund	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund	0.25%	0.15%	0.25%	0.35%	*(1)	0.30%
PIMCO RAE US Small Fund	0.35%	0.15%	0.25%	N/A		0.30%

(1)

PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	71

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended December 31, 2021, the Distributor retained $16,957 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the

Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit;

72	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$5,299	$3,164	$105	$8,568

PIMCO RAE Global Fund	642	494	20	1,156

PIMCO RAE Global ex-US Fund	159	122	6	287

PIMCO RAE International Fund	573	699	72	1,344

PIMCO RAE US Fund	839	613	58	1,510

PIMCO RAE US Small Fund	158	400	30	588

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2021, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$49

PIMCO RAE Global Fund	9

PIMCO RAE Global ex-US Fund	3

PIMCO RAE International Fund	31

PIMCO RAE US Fund	28

PIMCO RAE US Small Fund	12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary,

the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2022, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2021, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$0

PIMCO RAE Global Fund	701

PIMCO RAE Global ex-US Fund	262

PIMCO RAE International Fund	0

PIMCO RAE US Fund	0

PIMCO RAE US Small Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	73

Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$346,797	$1,171,656

PIMCO RAE Global Fund	0	0	43,740	12,620

PIMCO RAE Global ex-US Fund	0	0	22,881	1,702

PIMCO RAE International Fund	0	0	271,114	564,519

PIMCO RAE US Fund	0	0	509,138	262,209

PIMCO RAE US Small Fund	0	0	246,077	302,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global Fund				PIMCO RAE Global ex-US Fund

	Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021		Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021		Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	14,153	$162,876	90,678	$794,687	26	$319	745	$6,891	327	$3,765	956	$10,641

I-2	2,260	26,178	4,941	52,084	4	53	9	97	24	267	13	147

Class A	277	3,183	8,306	89,323	28	313	29	329	201	2,280	285	2,595
Issued as reinvestment of distributions

Institutional Class	6,017	64,018	2,728	27,030	2,698	30,344	744	7,721	855	8,675	133	1,351

I-2	507	5,364	2	22	3	30	0	3	4	42	0	0

Class A	128	1,341	17	163	15	169	2	25	129	1,283	25	249
Cost of shares redeemed

Institutional Class	(88,286)	(1,034,976)	(101,955)	(956,691)	(2,628)	(30,041)	(10,079)	(108,984)	(148)	(1,657)	(663)	(7,380)

I-2	(1,274)	(14,327)	(357)	(3,532)	(2)	(24)	(5)	(44)	(4)	(45)	(8)	(65)

Class A	(182)	(2,033)	(7,976)	(86,262)	(8)	(90)	(52)	(506)	(138)	(1,561)	(695)	(6,957)

Net increase (decrease) resulting from Fund share transactions	(66,400)	$(788,376)	(3,616)	$(83,176)	136	$1,073	(8,607)	$(94,468)	1,250	$13,049	46	$581

74	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

	PIMCO RAE International Fund				PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021		Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021		Six Months Ended 12/31/2021 (Unaudited)		Year Ended 06/30/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,465	$89,598	60,949	$545,204	27,727	$391,190	22,764	$258,994	10,916	$160,498	28,708	$305,247

I-2	1,940	21,144	2,273	25,205	400	5,551	1,534	20,537	1,969	27,718	440	6,253

Class A	176	1,823	1,917	20,724	148	2,016	404	5,109	4,800	72,276	3,632	52,055
Issued as reinvestment of distributions

Institutional Class	17,771	157,094	2,431	24,117	8,452	112,599	2,030	23,702	9,290	88,386	4,184	47,265

I-2	286	2,514	2	17	268	3,540	55	633	1,092	10,276	8	91

Class A	586	5,075	9	86	95	1,231	22	247	3,337	30,755	43	476
Cost of shares redeemed

Institutional Class	(35,508)	(389,743)	(65,286)	(651,421)	(10,805)	(151,028)	(19,072)	(227,677)	(17,070)	(259,642)	(44,846)	(581,210)

I-2	(3,183)	(32,541)	(96)	(959)	(608)	(8,231)	(543)	(6,815)	(551)	(7,196)	(142)	(2,060)

Class A	(403)	(4,115)	(47)	(454)	(112)	(1,529)	(316)	(3,665)	(4,536)	(56,271)	(1,172)	(16,420)

Net increase (decrease) resulting from Fund share transactions	(9,870)	$(149,151)	2,152	$(37,481)	25,565	$355,339	6,878	$71,065	9,247	$66,800	(9,145)	$(188,303)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	67%

PIMCO RAE Global ex-US Fund	3	0	90%	0%

PIMCO RAE International Fund	0	3	0%	61%

PIMCO RAE US Fund	1	1	10%	17%

PIMCO RAE US Small Fund	0	2	0%	93%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	75

Notes to Financial Statements	(Cont.)	December 31, 2021	(Unaudited)

As of their last fiscal year ended June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund	$189,546	$209,760

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	115	1,153

PIMCO RAE International Fund*	30,386	31,110

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	19,718	8,509

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC Sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$710,715	$209,318	$(23,210)	$186,108

PIMCO RAE Global Fund	228,774	38,962	0	38,962

PIMCO RAE Global ex-US Fund	98,958	2,777	(8,783)	(6,006)

PIMCO RAE International Fund	623,664	160,845	(5,693)	155,152

PIMCO RAE US Fund	994,461	319,009	(15,592)	303,417

PIMCO RAE US Small Fund	217,977	101,233	(3,277)	97,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On February 4, 2022, PIMCO terminated the Portfolio Implementation Agreement by and among PIMCO, Research Affiliates, LLC and Parametric with respect to PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund and PIMCO RAE International Fund.

There were no other subsequent events identified that require recognition or disclosure.

76	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BMO	BMO Capital Markets Corporation	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:

RUB	Russian Ruble	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	77

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE Emerging Markets Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.8058	$0.0000	$0.1556	$0.9614

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.8084	$0.0000	$0.1561	$0.9645

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7987	$0.0000	$0.1542	$0.9529

PIMCO RAE Global Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7665	$0.0000	$0.0604	$0.8269

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7616	$0.0000	$0.0600	$0.8216

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7508	$0.0000	$0.0591	$0.8099

PIMCO RAE Global ex-US Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$1.2193	$0.0000	$0.0000	$1.2193

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$1.2168	$0.0000	$0.0000	$1.2168

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$1.2017	$0.0000	$0.0000	$1.2017

78	PIMCO EQUITY SERIES

(Unaudited)

PIMCO RAE International Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3874	$0.0000	$0.0707	$0.4581

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3668	$0.0000	$0.0669	$0.4337

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3750	$0.0000	$0.0685	$0.4435

PIMCO RAE US Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1657	$0.0000	$0.0046	$0.1703
I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1594	$0.0000	$0.0045	$0.1639
Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1433	$0.0000	$0.0040	$0.1473

PIMCO RAE US Small Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1526	$0.0000	$0.0428	$0.1954
I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1530	$0.0000	$0.0429	$0.1959
Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1418	$0.0000	$0.0398	$0.1816

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	79

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement and the Second Amended and Restated Sub-Advisory Agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s

80	PIMCO EQUITY SERIES

(Unaudited)

consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	81

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board discussed these and other performance-related developments.

The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any

Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed five basis point reduction in the supervisory and administrative fee and one basis point reduction to the advisory fee for all classes of the PIMCO Dividend and Income Fund; and the proposed five basis point reduction in the supervisory and administrative fee for Class A shares of each of the REALPATH Blend Funds.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in

82	PIMCO EQUITY SERIES

(Unaudited)

sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreements, and that the total expenses of each Fund after the proposals to decrease their fees, as applicable, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	83

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

84	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123121

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2021

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Notes to Financial Statements		73

Glossary		95

Distribution Information		96

Approval of Investment Advisory Contract and Other Agreements		99

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	44

PIMCO REALPATH® Blend 2030 Fund	10	48

PIMCO REALPATH® Blend 2035 Fund	12	52

PIMCO REALPATH® Blend 2040 Fund	14	55

PIMCO REALPATH® Blend 2045 Fund	16	58

PIMCO REALPATH® Blend 2050 Fund	18	61

PIMCO REALPATH® Blend 2055 Fund	20	64

PIMCO REALPATH® Blend 2060 Fund	22	67

PIMCO REALPATH® Blend Income Fund	24	69

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

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Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a

4	PIMCO EQUITY SERIES

particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website

6	PIMCO EQUITY SERIES

at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	3.94%	10.94%	10.65%	8.31%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	3.84%	10.72%	10.38%	8.04%
PIMCO REALPATH® Blend 2025 Fund Class A	3.66%	10.43%	10.10%	7.78%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(2.02)%	4.36%	8.86%	6.91%
S&P Target Date 2025 Index±	3.50%	10.67%	9.65%	7.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.34% for the Institutional Class shares, 0.59% for the Administrative Class shares, and 0.79% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	23.2%
Vanguard Developed Markets Index Fund ‘Institutional’	14.6%
PIMCO Income Fund	12.5%
PIMCO Total Return Fund	10.0%
PIMCO Long-Term U.S. Government Fund	7.0%
PIMCO Long-Term Real Return Fund	6.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.2%
PIMCO Emerging Markets Local Currency and Bond Fund	4.4%
PIMCO Real Return Fund	4.2%
Vanguard Small-Cap Index Fund ‘Institutional’	4.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trusts (REITs) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (TIPS) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	4.40%	12.96%	11.43%	8.96%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	4.29%	12.65%	11.16%	8.70%
PIMCO REALPATH® Blend 2030 Fund Class A	4.13%	12.38%	10.91%	8.44%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(1.63)%	6.20%	9.67%	7.57%
S&P Target Date 2030 Index±	3.96%	12.61%	10.63%	8.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.29% for the Institutional Class shares, 0.54% for the Administrative Class shares, and 0.74% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	29.2%
Vanguard Developed Markets Index Fund ‘Institutional’	17.2%
PIMCO Long-Term U.S. Government Fund	8.7%
PIMCO Income Fund	8.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.5%
PIMCO Total Return Fund	6.0%
PIMCO Long-Term Real Return Fund	5.5%
Vanguard Small-Cap Index Fund ‘Institutional’	4.8%
PIMCO Emerging Markets Local Currency and Bond Fund	3.7%
PIMCO Real Return Fund	2.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trusts (REITs) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (TIPS) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	4.90%	15.05%	12.07%	9.39%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	4.79%	14.83%	11.81%	9.11%
PIMCO REALPATH® Blend 2035 Fund Class A	4.67%	14.54%	11.52%	8.86%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(1.11)%	8.22%	10.26%	7.98%
S&P Target Date 2035 Index±	4.57%	14.93%	11.67%	9.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares, and 0.70% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	33.6%
Vanguard Developed Markets Index Fund ‘Institutional’	20.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.2%
PIMCO Long-Term U.S. Government Fund	7.7%
PIMCO Income Fund	6.3%
Vanguard Small-Cap Index Fund ‘Institutional’	5.5%
PIMCO Total Return Fund	4.1%
PIMCO Long-Term Real Return Fund	3.5%
PIMCO Emerging Markets Local Currency and Bond Fund	3.2%
PIMCO Real Return Fund	1.7%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trusts (REITs) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (TIPS) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	5.20%	16.60%	12.63%	9.81%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	5.03%	16.23%	12.33%	9.52%
PIMCO REALPATH® Blend 2040 Fund Class A	4.94%	15.95%	12.05%	9.25%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(0.86)%	9.54%	10.78%	8.38%
S&P Target Date 2040 Index±	4.99%	16.55%	12.40%	10.02%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares, and 0.66% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	36.9%
Vanguard Developed Markets Index Fund ‘Institutional’	23.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
Vanguard Small-Cap Index Fund ‘Institutional’	6.0%
PIMCO Long-Term U.S. Government Fund	5.8%
PIMCO Income Fund	4.6%
PIMCO Total Return Fund	3.0%
PIMCO Long-Term Real Return Fund	2.5%
PIMCO Emerging Markets Local Currency and Bond Fund	2.4%
PIMCO Real Return Fund	1.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trusts (REITs) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (TIPS) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	5.51%	17.71%	13.06%	10.02%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	5.34%	17.44%	12.77%	9.74%
PIMCO REALPATH® Blend 2045 Fund Class A	5.17%	17.12%	12.49%	9.46%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(0.64)%	10.68%	11.22%	8.59%
S&P Target Date 2045 Index±	5.25%	17.51%	12.81%	10.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.17% for the Institutional Class shares, 0.42% for the Administrative Class shares, and 0.62% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	38.8%
Vanguard Developed Markets Index Fund ‘Institutional’	27.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.8%
Vanguard Small-Cap Index Fund ‘Institutional’	6.4%
PIMCO Long-Term U.S. Government Fund	4.3%
PIMCO Income Fund	2.7%
PIMCO Total Return Fund	2.2%
PIMCO Long-Term Real Return Fund	1.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.2%
PIMCO Real Return Fund	0.9%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	5.70%	18.50%	13.26%	10.20%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	5.53%	18.14%	12.95%	9.91%
PIMCO REALPATH® Blend 2050 Fund Class A	5.45%	17.90%	12.68%	9.64%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(0.34)%	11.44%	11.41%	8.76%
S&P Target Date 2050 Index±	5.35%	17.99%	13.07%	10.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	40.7%
Vanguard Developed Markets Index Fund ‘Institutional’	30.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.6%
Vanguard Small-Cap Index Fund ‘Institutional’	6.7%
PIMCO Long-Term U.S. Government Fund	2.8%
PIMCO Long-Term Real Return Fund	1.8%
PIMCO Income Fund	1.7%
PIMCO Total Return Fund	1.6%
PIMCO Real Return Fund	0.7%
PIMCO Emerging Markets Local Currency and Bond Fund	0.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	5.70%	18.73%	13.18%	10.13%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	5.60%	18.42%	12.91%	9.87%
PIMCO REALPATH® Blend 2055 Fund Class A	5.44%	18.10%	12.61%	9.57%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(0.38)%	11.58%	11.34%	8.69%
S&P Target Date 2055 Index±	5.36%	18.19%	13.18%	10.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	41.0%
Vanguard Developed Markets Index Fund ‘Institutional’	30.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.5%
Vanguard Small-Cap Index Fund ‘Institutional’	6.7%
PIMCO Long-Term Real Return Fund	2.2%
PIMCO Long-Term U.S. Government Fund	1.4%
PIMCO Income Fund	1.3%
PIMCO Total Return Fund	1.3%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	5.75%	18.72%	16.04%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	5.60%	18.38%	15.75%
PIMCO REALPATH® Blend 2060 Fund Class A	5.48%	18.12%	15.50%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	(0.29)%	11.65%	12.29%
S&P Target Date 2060+ Index±	5.33%	18.05%	15.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.60% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	41.5%
Vanguard Developed Markets Index Fund ‘Admiral’	31.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.4%
Vanguard Small-Cap Index Fund ‘Admiral’	6.7%
PIMCO Long-Term Real Return Fund	2.4%
PIMCO Total Return Fund	1.3%
PIMCO Income Fund	1.3%
PIMCO Long-Term U.S. Government Fund	1.0%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	3.27%	8.99%	9.35%	7.48%
PIMCO REALPATH® Blend Income Fund Administrative Class	3.15%	8.74%	9.09%	7.23%
PIMCO REALPATH® Blend Income Fund Class A	3.00%	8.42%	8.80%	6.95%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(2.69)%	2.44%	7.58%	6.10%
S&P Target Date Retirement Income Index±	1.96%	5.11%	6.52%	5.31%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares, and 0.84% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of December 31, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	18.8%
PIMCO Income Fund	15.9%
PIMCO Total Return Fund	13.5%
Vanguard Developed Markets Index Fund ‘Institutional’	13.2%
PIMCO Long-Term Real Return Fund	6.2%
PIMCO Real Return Fund	5.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	5.1%
PIMCO Long-Term U.S. Government Fund	5.0%
PIMCO Emerging Markets Local Currency and Bond Fund	5.0%
Vanguard Small-Cap Index Fund ‘Institutional’	3.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trusts (REITs) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-term Treasury Inflation Protected Securities (TIPS) contributed to absolute performance, as long-term TIPS posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,039.40	$0.21	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,038.40	1.51	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,036.60	2.70	1,000.00	1,022.83	2.68	0.52

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,044.00	$0.21	$1,000.00	$1,025.28	$0.21	0.04%
Administrative Class	1,000.00	1,042.90	1.51	1,000.00	1,024.00	1.50	0.29
Class A	1,000.00	1,041.30	2.70	1,000.00	1,022.83	2.68	0.52

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,049.00	$0.26	$1,000.00	$1,025.22	$0.26	0.05%
Administrative Class	1,000.00	1,047.90	1.57	1,000.00	1,023.95	1.55	0.30
Class A	1,000.00	1,046.70	2.76	1,000.00	1,022.78	2.73	0.53

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,052.00	$0.26	$1,000.00	$1,025.22	$0.26	0.05%
Administrative Class	1,000.00	1,050.30	1.57	1,000.00	1,023.95	1.55	0.30
Class A	1,000.00	1,049.40	2.77	1,000.00	1,022.78	2.73	0.53

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,055.10	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,053.40	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,051.70	2.82	1,000.00	1,022.73	2.78	0.54

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,057.00	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,055.30	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,054.50	2.83	1,000.00	1,022.73	2.78	0.54

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,057.00	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,056.00	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,054.40	2.83	1,000.00	1,022.73	2.78	0.54

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,057.50	$0.31	$1,000.00	$1,025.17	$0.31	0.06%
Administrative Class	1,000.00	1,056.00	1.62	1,000.00	1,023.90	1.60	0.31
Class A	1,000.00	1,054.80	2.83	1,000.00	1,022.73	2.78	0.54

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,032.70	$0.16	$1,000.00	$1,025.33	$0.15	0.03%
Administrative Class	1,000.00	1,031.50	1.45	1,000.00	1,024.05	1.44	0.28
Class A	1,000.00	1,030.00	2.64	1,000.00	1,022.88	2.63	0.51

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$13.50	$0.25	$0.28	$0.53	$(0.29)	$(0.12)	$(0.41)

06/30/2021	11.71	0.36	2.25	2.61	(0.65)	(0.17)	(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	(0.22)
Administrative Class

07/01/2021 - 12/31/2021+	13.47	0.24	0.27	0.51	(0.28)	(0.12)	(0.40)

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	(0.20)
Class A

07/01/2021 - 12/31/2021+	13.46	0.22	0.27	0.49	(0.26)	(0.12)	(0.38)

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	(0.19)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$14.09	$0.24	$0.37	$0.61	$(0.26)	$(0.17)	$(0.43)

06/30/2021	11.76	0.34	2.69	3.03	(0.55)	(0.15)	(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	(0.25)
Administrative Class

07/01/2021 - 12/31/2021+	14.06	0.22	0.37	0.59	(0.25)	(0.17)	(0.42)

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	(0.22)
Class A

07/01/2021 - 12/31/2021+	14.02	0.20	0.37	0.57	(0.23)	(0.17)	(0.40)

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	(0.22)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$14.54	$0.23	$0.48	$0.71	$(0.30)	$(0.16)	$(0.46)

06/30/2021	11.65	0.31	3.11	3.42	(0.44)	(0.09)	(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	(0.21)
Administrative Class

07/01/2021 - 12/31/2021+	14.51	0.21	0.48	0.69	(0.28)	(0.16)	(0.44)

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	(0.18)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.62	3.94%	$223,729	0.04	%*	0.04	%*	0.04	%*	0.04	%*	3.61	%*	9%

13.50	22.73	220,130	0.04		0.04		0.04		0.04		2.78		20

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18		39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26		47

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27

13.58	3.76	30,950	0.29	*	0.29	*	0.29	*	0.29	*	3.38	*	9

13.47	22.40	29,727	0.29		0.29		0.29		0.29		2.53		20

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99		39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27

13.57	3.66	10,425	0.52	*(f)	0.52	*(f)	0.52	*(f)	0.52	*(f)	3.13	*	9

13.46	22.18	10,114	0.54		0.54		0.54		0.54		2.21		20

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68		39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27

$14.27	4.40%	$250,491	0.04	%*	0.04	%*	0.04	%*	0.04	%*	3.27	%*	8%

14.09	26.14	239,041	0.04		0.04		0.04		0.04		2.59		26

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00		28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08		40

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23

14.23	4.22	35,656	0.29	*	0.29	*	0.29	*	0.29	*	3.00	*	8

14.06	25.71	33,946	0.29		0.29		0.29		0.29		2.31		26

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81		28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23

14.19	4.13	10,196	0.52	*(f)	0.52	*(f)	0.52	*(f)	0.52	*(f)	2.82	*	8

14.02	25.53	9,243	0.54		0.54		0.54		0.54		2.04		26

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50		28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23

$14.79	4.90%	$207,952	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.01	%*	6%

14.54	29.68	193,069	0.04		0.05		0.04		0.05		2.32		21

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85		34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94		24

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20

14.76	4.79	31,058	0.30	*	0.30	*	0.30	*	0.30	*	2.77	*	6

14.51	29.36	28,579	0.29		0.30		0.29		0.30		2.05		21

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66		34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2035 Fund (Cont.)
Class A

07/01/2021 - 12/31/2021+	$14.55	$0.19	$0.48	$0.67	$(0.26)	$(0.16)	$(0.42)

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	(0.18)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$14.96	$0.22	$0.54	$0.76	$(0.33)	$(0.17)	$(0.50)

06/30/2021	11.68	0.30	3.46	3.76	(0.41)	(0.07)	(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	(0.18)
Administrative Class

07/01/2021 - 12/31/2021+	14.92	0.20	0.54	0.74	(0.31)	(0.17)	(0.48)

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	(0.15)
Class A

07/01/2021 - 12/31/2021+	14.88	0.18	0.55	0.73	(0.30)	(0.17)	(0.47)

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	(0.14)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$15.11	$0.22	$0.61	$0.83	$(0.31)	$(0.19)	$(0.50)

06/30/2021	11.58	0.29	3.69	3.98	(0.38)	(0.07)	(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	(0.16)
Administrative Class

07/01/2021 - 12/31/2021+	15.06	0.20	0.60	0.80	(0.29)	(0.19)	(0.48)

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	(0.14)
Class A

07/01/2021 - 12/31/2021+	15.05	0.17	0.60	0.77	(0.27)	(0.19)	(0.46)

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	(0.12)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$15.28	$0.22	$0.64	$0.86	$(0.34)	$(0.21)	$(0.55)

06/30/2021	11.59	0.29	3.83	4.12	(0.36)	(0.07)	(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	(0.17)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$14.80	4.67%	$8,361	0.53	%*(f)	0.53	%*(f)	0.53	%*(f)	0.53	%*(f)	2.50	%*	6%

14.55	28.97	7,914	0.54		0.55		0.54		0.55		1.80		21

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36		34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20

$15.22	5.13%	$230,617	0.05	%*	0.06	%*	0.05	%*	0.06	%*	2.85	%*	6%

14.96	32.50	212,568	0.05		0.06		0.05		0.06		2.20		26

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70		21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81		29

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15

15.18	5.03	22,880	0.30	*	0.31	*	0.30	*	0.31	*	2.58	*	6

14.92	32.21	21,456	0.30		0.31		0.30		0.31		1.90		26

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52		21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15

15.14	4.94	9,785	0.53	*(f)	0.54	*(f)	0.53	*(f)	0.54	*(f)	2.35	*	6

14.88	31.91	9,024	0.55		0.56		0.55		0.56		1.66		26

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22		21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15

$15.44	5.51%	$215,641	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.74	%*	3%

15.11	34.67	200,184	0.05		0.06		0.05		0.06		2.13		22

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59		16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70		16

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10

15.38	5.34	22,184	0.31	*	0.31	*	0.31	*	0.31	*	2.50	*	3

15.06	34.30	20,168	0.30		0.31		0.30		0.31		1.85		22

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41		16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10

15.36	5.17	4,742	0.54	*(f)	0.54	*(f)	0.54	*(f)	0.54	*(f)	2.21	*	3

15.05	34.03	4,593	0.55		0.56		0.55		0.56		1.57		22

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08		16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10

$15.59	5.63%	$219,489	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.75	%*	2%

15.28	35.82	200,851	0.05		0.06		0.05		0.06		2.08		19

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53		20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64		16

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2050 Fund (Cont.)
Administrative Class

07/01/2021 - 12/31/2021+	$15.23	$0.20	$0.64	$0.84	$(0.32)	$(0.21)	$(0.53)

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	(0.15)
Class A

07/01/2021 - 12/31/2021+	15.16	0.18	0.64	0.82	(0.30)	(0.21)	(0.51)

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	(0.13)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$15.33	$0.23	$0.64	$0.87	$(0.30)	$(0.17)	$(0.47)

06/30/2021	11.59	0.29	3.87	4.16	(0.38)	(0.04)	(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	(0.17)
Administrative Class

07/01/2021 - 12/31/2021+	15.31	0.21	0.64	0.85	(0.28)	(0.17)	(0.45)

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	(0.14)
Class A

07/01/2021 - 12/31/2021+	15.24	0.18	0.65	0.83	(0.27)	(0.17)	(0.44)

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	(0.13)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

07/01/2021 - 12/31/2021+	$12.47	$0.19	$0.51	$0.70	$(0.27)	$(0.81)	$(1.08)

06/30/2021	9.35	0.24	3.12	3.36	(0.24)	0.00	(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00
Administrative Class

07/01/2021 - 12/31/2021+	12.45	0.23	0.45	0.68	(0.26)	(0.81)	(1.07)

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00
Class A

07/01/2021 - 12/31/2021+	12.43	0.16	0.50	0.66	(0.24)	(0.81)	(1.05)

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund
Institutional Class

07/01/2021 - 12/31/2021+	$12.92	$0.25	$0.17	$0.42	$(0.31)	$(0.13)	$(0.44)

06/30/2021	11.58	0.36	1.84	2.20	(0.68)	(0.18)	(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	(0.25)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$15.54	5.53%	$23,935	0.31	%*	0.31	%*	0.31	%*	0.31	%*	2.48	%*	2%

15.23	35.44	22,454	0.30		0.31		0.30		0.31		1.78		19

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32		20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10

15.47	5.45	5,334	0.54	*(f)	0.54	*(f)	0.54	*(f)	0.54	*(f)	2.26	*	2

15.16	35.11	4,896	0.55		0.56		0.55		0.56		1.51		19

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03		20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10

$15.73	5.70%	$144,985	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.86	%*	2%

15.33	36.15	122,612	0.06		0.06		0.06		0.06		2.11		14

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

15.71	5.60	9,359	0.31	*	0.31	*	0.31	*	0.31	*	2.62	*	2

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

15.63	5.44	3,334	0.54	*(f)	0.54	*(f)	0.54	*	0.54	*(f)	2.28	*	2

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

$12.09	5.75%	$15,668	0.06	%*	0.06	%*	0.06	%*	0.06	%*	2.96	%*	41%

12.47	36.18	11,451	0.06		0.07		0.06		0.07		2.10		20

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

12.06	5.60	197	0.31	*	0.31	*	0.31	*	0.31	*	3.57	*	41

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

12.04	5.48	1,095	0.54	*(f)	0.54	*(f)	0.54	*(f)	0.54	*(f)	2.51	*	41

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$12.90	3.27%	$197,153	0.03	%*	0.04	%*	0.03	%*	0.04	%*	3.71	%*	5%

12.92	19.37	191,873	0.03		0.04		0.03		0.04		2.88		17

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend Income Fund (Cont.)
Administrative Class

07/01/2021 - 12/31/2021+	$12.93	$0.23	$0.18	$0.41	$(0.30)	$(0.13)	$(0.43)

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	(0.22)
Class A

07/01/2021 - 12/31/2021+	12.84	0.22	0.16	0.38	(0.28)	(0.13)	(0.41)

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.22%.

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.91	3.15%	$31,704	0.28	%*	0.29	%*	0.28	%*	0.29	%*	3.44	%*	5%

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

12.81	3.00	34,912	0.51	*(f)	0.52	*(f)	0.51	*(f)	0.52	*(f)	3.28	*	5

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39		17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$128,228	$174,855	$168,367	$199,788
Investments in Affiliates	136,829	121,472	80,172	64,892
Financial Derivative Instruments
Exchange-traded or centrally cleared	672	749	0	0
Cash	1	1	1	0
Receivable for investments sold	9,608	9,955	6,302	6,169
Receivable for Fund shares sold	525	229	189	198
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	433	354	213	158
Reimbursement receivable from PIMCO	3	3	3	3
Total Assets	276,299	307,618	255,247	271,208

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$149	$165	$0	$0
Over the counter	8	9	8	8
Payable for investments purchased	0	0	148	634
Payable for investments in Affiliates purchased	10,374	10,208	6,947	6,418
Deposits from counterparty	630	850	590	660
Payable for Fund shares redeemed	16	23	164	185
Accrued investment advisory fees	2	3	4	7
Accrued supervisory and administrative fees	7	7	6	7
Accrued distribution fees	7	8	7	5
Accrued servicing fees	2	2	2	2
Total Liabilities	11,195	11,275	7,876	7,926

Net Assets	$265,104	$296,343	$247,371	$263,282

Net Assets Consist of:

Paid in capital	$233,546	$251,493	$205,086	$212,932
Distributable earnings (accumulated loss)	31,558	44,850	42,285	50,350

Net Assets	$265,104	$296,343	$247,371	$263,282

Cost of investments in securities	$98,015	$133,138	$129,256	$152,538
Cost of investments in Affiliates	$139,053	$123,097	$80,813	$65,153
Cost or premiums of financial derivative instruments, net	$1,272	$1,419	$0	$0

* Includes repurchase agreements of:	$610	$518	$681	$715

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$199,583	$215,061	$139,487	$14,926	$108,800
46,951	35,964	21,437	2,180	156,804

0	0	0	0	666
1	1	1	117	1
2,032	1,486	502	56	1,158
178	189	250	71	185
0	0	0	0	1
98	78	47	5	524
3	3	1	0	3
248,846	252,782	161,725	17,355	268,142

$0	$0	$0	$0	$146
8	8	5	1	8
1,482	733	2,655	295	310
3,977	2,506	1,057	98	3,189
600	630	260	0	600
194	129	60	0	93
7	7	4	0	2
5	5	3	1	11
5	5	2	0	7
1	1	1	0	7
6,279	4,024	4,047	395	4,373

$242,567	$248,758	$157,678	$16,960	$263,769

$192,816	$193,314	$128,175	$15,833	$237,521
49,751	55,444	29,503	1,127	26,248

$242,567	$248,758	$157,678	$16,960	$263,769

$152,786	$162,474	$111,858	$14,012	$81,333
$47,135	$36,134	$21,548	$2,201	$158,256
$0	$0	$0	$0	$1,264

$729	$582	$614	$0	$474

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	37

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Asset:

Institutional Class	$223,729	$250,491	$207,952	$230,617
Administrative Class	30,950	35,656	31,058	22,880
Class A	10,425	10,196	8,361	9,785

Shares Issued and Outstanding:

Institutional Class	16,426	17,557	14,063	15,149
Administrative Class	2,278	2,505	2,105	1,507
Class A	768	719	565	646

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.62	$14.27	$14.79	$15.22
Administrative Class	13.58	14.23	14.76	15.18
Class A	13.57	14.19	14.80	15.14

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$215,641	$219,489	$144,985	$15,668	$197,153
22,184	23,935	9,359	197	31,704
4,742	5,334	3,334	1,095	34,912

13,970	14,074	9,216	1,296	15,281
1,442	1,540	596	16	2,457
309	345	213	91	2,725

$15.44	$15.59	$15.73	$12.09	$12.90
15.38	15.54	15.71	12.06	12.91
15.36	15.47	15.63	12.04	12.81

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	39

Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Dividends	$1,666	$2,207	$2,075	$2,467
Dividends from Investments in Affiliates	3,193	2,643	1,608	1,244
Total Income	4,859	4,850	3,683	3,711

Expenses:

Investment advisory fees	13	15	24	39
Supervisory and administrative fees	39	41	34	37
Distribution and/or servicing fees - Administrative Class	39	45	37	28
Servicing fees - Class A	13	12	10	12
Trustee fees	7	8	7	7
Miscellaneous expense	0	0	0	6
Total Expenses	111	121	112	129
Waiver and/or Reimbursement by PIMCO	(1)	(1)	(1)	(7)
Net Expenses	110	120	111	122

Net Investment Income (Loss)	4,749	4,730	3,572	3,589

Net Realized Gain (Loss):

Investments in securities	1,842	1,586	839	318
Investments in Affiliates	(897)	(692)	(192)	(15)
Net capital gain distributions received from investments	1,629	2,232	2,112	2,441
Net capital gain distributions received from Affiliate investments	1,814	1,899	1,192	949
Exchange-traded or centrally cleared financial derivative instruments	(485)	(556)	0	0
Over the counter financial derivative instruments	1,781	2,012	1,700	1,837

Net Realized Gain (Loss)	5,684	6,481	5,651	5,530

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,603	3,153	3,702	4,911
Investments in Affiliates	(1,872)	(1,923)	(1,543)	(1,312)
Exchange-traded or centrally cleared financial derivative instruments	(64)	(56)	0	0
Over the counter financial derivative instruments	(4)	(5)	(5)	(4)

Net Change in Unrealized Appreciation (Depreciation)	(337)	1,169	2,154	3,595

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,096	$12,380	$11,377	$12,714

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$2,451	$2,640	$1,660	$172	$1,351
852	736	466	48	3,572
3,303	3,376	2,126	220	4,923

36	36	22	2	13
29	30	18	3	64
27	29	11	0	41
6	7	4	1	41
6	7	4	1	7
0	0	0	0	6
104	109	59	7	172
(1)	(1)	(0)	(0)	(7)
103	108	59	7	165

3,200	3,268	2,067	213	4,758

373	234	36	994	421
23	4	(4)	0	(363)
2,321	2,494	1,585	170	1,217
652	496	259	27	1,397
0	0	0	0	(528)
1,709	1,764	1,074	110	1,722

5,078	4,992	2,950	1,301	3,866

4,982	5,553	3,380	(663)	2,054
(870)	(665)	(375)	(41)	(2,541)
0	0	0	0	(20)
(5)	(4)	(3)	(1)	(4)

4,107	4,884	3,002	(705)	(511)

$12,385	$13,144	$8,019	$809	$8,113

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	41

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,749	$5,351	$4,730	$5,607	$3,572	$3,971	$3,589	$4,017
Net realized gain (loss)	5,684	7,444	6,481	8,106	5,651	5,149	5,530	5,630
Net change in unrealized appreciation (depreciation)	(337)	25,245	1,169	35,198	2,154	34,324	3,595	40,612

Net Increase (Decrease) in Net Assets Resulting from Operations	10,096	38,040	12,380	48,911	11,377	43,444	12,714	50,259

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(6,588)	(11,035)	(7,483)	(10,302)	(6,295)	(6,202)	(7,413)	(6,080)
Administrative Class	(878)	(1,732)	(1,033)	(1,571)	(904)	(953)	(714)	(644)
Class A	(284)	(483)	(284)	(378)	(236)	(245)	(298)	(258)

Total Distributions(a)	(7,750)	(13,250)	(8,800)	(12,251)	(7,435)	(7,400)	(8,425)	(6,982)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,787	120,107	10,533	106,079	13,867	87,900	15,945	82,383

Total Increase (Decrease) in Net Assets	5,133	144,897	14,113	142,739	17,809	123,944	20,234	125,660

Net Assets:

Beginning of period	259,971	115,074	282,230	139,491	229,562	105,618	243,048	117,388
End of period	$265,104	$259,971	$296,343	$282,230	$247,371	$229,562	$263,282	$243,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

$3,200	$3,556	$3,268	$3,682	$2,067	$2,007	$213	$151	$4,758	$5,840
5,078	5,475	4,992	6,521	2,950	3,188	1,301	143	3,866	7,649
4,107	39,352	4,884	43,063	3,002	23,075	(705)	1,769	(511)	21,836

12,385	48,383	13,144	53,266	8,019	28,270	809	2,063	8,113	35,325

(6,760)	(5,403)	(7,450)	(5,238)	(4,157)	(3,040)	(1,260)	(173)	(6,577)	(11,107)
(675)	(556)	(792)	(580)	(261)	(189)	(14)	(1)	(1,033)	(1,988)
(141)	(116)	(173)	(113)	(91)	(72)	(90)	(11)	(1,065)	(1,655)

(7,576)	(6,075)	(8,415)	(5,931)	(4,509)	(3,301)	(1,364)	(185)	(8,675)	(14,750)

12,813	73,380	15,828	54,833	20,537	50,089	5,168	7,614	10,561	81,142

17,622	115,688	20,557	102,168	24,047	75,058	4,613	9,492	9,999	101,717

224,945	109,257	228,201	126,033	133,631	58,573	12,347	2,855	253,770	152,053
$242,567	$224,945	$248,758	$228,201	$157,678	$133,631	$16,960	$12,347	$263,769	$253,770

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.4%

MUTUAL FUNDS 48.0%

Vanguard Developed Markets Index Fund ‘Institutional’	2,352,286	$	38,719

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	527,812		16,457

Vanguard Institutional Index Fund ‘Institutional’	151,472		61,466

Vanguard Small-Cap Index Fund ‘Institutional’	98,239		10,645

Total Mutual Funds (Cost $97,074)			127,287

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
			610

U.S. TREASURY BILLS 0.2%
0.047% due 03/24/2022 (a)(b)	$331		331

Total Short-Term Instruments (Cost $941)			941

Total Investments in Securities (Cost $98,015)			128,228

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 51.6%

MUTUAL FUNDS (c) 47.6%

PIMCO Emerging Markets Local Currency and Bond Fund	1,890,772	$	11,590

PIMCO High Yield Fund	466,846		4,216

PIMCO Income Fund	2,780,621		33,201

PIMCO International Bond Fund (U.S. Dollar-Hedged)	290,484		3,120

PIMCO Long-Term Real Return Fund	2,419,982		17,835

PIMCO Long-Term U.S. Government Fund	3,457,868		18,603

PIMCO Real Return Fund	900,030		11,088

PIMCO Total Return Fund	2,584,431		26,542

Total Mutual Funds (Cost $128,290)			126,195

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	1,094,248	$10,634

Total Short-Term Instruments (Cost $10,763)		10,634

Total Investments in Affiliates (Cost $139,053)		136,829

Total Investments 100.0% (Cost $237,068)		$265,057

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,272)		515

Other Assets and Liabilities, net (0.2)%		(468)

Net Assets 100.0%		$265,104

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$610	U.S. Treasury Notes 1.250% due 03/31/2028	$(622)	$610	$610

Total Repurchase Agreements						$(622)	$610	$610

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$610	$0	$0	$610	$(622)	$(12)

Total Borrowings and Other Financing Transactions	$610	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,975.000	03/18/2022	39	$4	$422	$19
Put - CBOE S&P 500	3,000.000	06/17/2022	45	5	325	89
Put - CBOE S&P 500	3,100.000	09/16/2022	21	2	166	88
Put - CBOE S&P 500	3,425.000	09/16/2022	22	2	259	137
Put - CBOE S&P 500	3,175.000	12/16/2022	13	1	117	88
Put - CBOE S&P 500	3,525.000	12/16/2022	25	3	333	251

Total Purchased Options					$1,622	$672

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,250.000	03/18/2022	39	$4	$(144)	$(7)
Put - CBOE S&P 500	2,600.000	09/16/2022	22	2	(89)	(52)
Put - CBOE S&P 500	2,625.000	12/16/2022	25	3	(117)	(90)

Total Written Options					$(350)	$(149)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$672	$0	$0	$672		$(149)	$0	$0	$(149)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	197	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$5,232	$0	$(5)	$0	$(5)
	Receive	FNRETR Index	221	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	5,870	0	(3)	0	(3)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(630)	$(638)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$672	$0	$0	$672

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$149	$0	$0	$149

Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

	$0	$0	$157	$0	$0	$157

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(602)	$0	$0	$(602)
Written Options	0	0	117	0	0	117

	$0	$0	$(485)	$0	$0	$(485)

Over the counter
Swap Agreements	$0	$0	$1,781	$0	$0	$1,781

	$0	$0	$1,296	$0	$0	$1,296

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(65)	$0	$0	$(65)
Written Options	0	0	1	0	0	1

	$0	$0	$(64)	$0	$0	$(64)

Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

	$0	$0	$(68)	$0	$0	$(68)

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$127,287	$0	$0	$127,287
Short-Term Instruments
Repurchase Agreements	0	610	0	610
U.S. Treasury Bills	0	331	0	331

	$127,287	$941	$0	$128,228

Investments in Affiliates, at Value
Mutual Funds	126,195	0	0	126,195
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,634	0	0	10,634

	$136,829	$0	$0	$136,829

Total Investments	$264,116	$941	$0	$265,057

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$672	$0	$672

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(149)	0	(149)
Over the counter	0	(8)	0	(8)

	$0	$(157)	$0	$(157)

Total Financial Derivative Instruments	$0	$515	$0	$515

Totals	$264,116	$1,456	$0	$265,572

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 59.1%

MUTUAL FUNDS 58.8%

Vanguard Developed Markets Index Fund ‘Institutional’	3,093,788	$50,924

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	712,824	22,226

Vanguard Institutional Index Fund ‘Institutional’	213,014	86,439

Vanguard Small-Cap Index Fund ‘Institutional’	132,679	14,377

Total Mutual Funds (Cost $132,249)		173,966

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.2%
		518

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$371	371

Total Short-Term Instruments (Cost $889)		889

Total Investments in Securities (Cost $133,138)		174,855

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 40.9%

MUTUAL FUNDS (c) 36.9%

PIMCO Emerging Markets Local Currency and Bond Fund	1,778,227	$10,900

PIMCO High Yield Fund	440,358	3,976

PIMCO Income Fund	2,111,606	25,213

PIMCO International Bond Fund (U.S. Dollar-Hedged)	194,479	2,089

PIMCO Long-Term Real Return Fund	2,207,669	16,270

PIMCO Long-Term U.S. Government Fund	4,819,360	25,928

PIMCO Real Return Fund	602,643	7,425

PIMCO Total Return Fund	1,730,357	17,771

Total Mutual Funds (Cost $111,042)		109,572

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	1,224,515	$11,900

Total Short-Term Instruments (Cost $12,055)		11,900

Total Investments in Affiliates (Cost $123,097)		121,472

Total Investments 100.0% (Cost $256,235)		$296,327

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,419)		575

Other Assets and Liabilities, net (0.2)%		(559)

Net Assets 100.0%		$296,343

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$518	U.S. Treasury Notes 1.250% due 03/31/2028	$(528)	$518	$518

Total Repurchase Agreements						$(528)	$518	$518

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$518	$0	$0	$518	$(528)	$(10)

Total Borrowings and Other Financing Transactions	$518	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,975.000	03/18/2022	44	$4	$476	$22
Put - CBOE S&P 500	3,000.000	06/17/2022	50	5	361	98
Put - CBOE S&P 500	3,100.000	09/16/2022	23	2	182	97
Put - CBOE S&P 500	3,425.000	09/16/2022	24	2	283	150
Put - CBOE S&P 500	3,175.000	12/16/2022	15	2	135	101
Put - CBOE S&P 500	3,525.000	12/16/2022	28	3	373	281

Total Purchased Options					$1,810	$749

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,250.000	03/18/2022	44	$4	$(163)	$(7)
Put - CBOE S&P 500	2,600.000	09/16/2022	24	2	(97)	(57)
Put - CBOE S&P 500	2,625.000	12/16/2022	28	3	(131)	(101)

Total Written Options					$(391)	$(165)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$749	$0	$0	$749	$(165)	$0	$0	$(165)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	236	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$6,269	$0	$(6)	$0	$(6)
	Receive	FNRETR Index	241	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	6,401	0	(3)	0	(3)

Total Swap Agreements								$0	$(9)	$0	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(9)	$(9)	$(9)	$(850)	$(859)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$749	$0	$0	$749

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$165	$0	$0	$165

Over the counter
Swap Agreements	$0	$0	$9	$0	$0	$9

	$0	$0	$174	$0	$0	$174

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(691)	$0	$0	$(691)
Written Options	0	0	135	0	0	135

	$0	$0	$(556)	$0	$0	$(556)

Over the counter
Swap Agreements	$0	$0	$2,012	$0	$0	$2,012

	$0	$0	$1,456	$0	$0	$1,456

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(54)	$0	$0	$(54)
Written Options	0	0	(2)	0	0	(2)

	$0	$0	$(56)	$0	$0	$(56)

Over the counter
Swap Agreements	$0	$0	$(5)	$0	$0	$(5)

	$0	$0	$(61)	$0	$0	$(61)

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$173,966	$0	$0	$173,966
Short-Term Instruments
Repurchase Agreements	0	518	0	518
U.S. Treasury Bills	0	371	0	371

	$173,966	$889	$0	$174,855

Investments in Affiliates, at Value
Mutual Funds	109,572	0	0	109,572
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,900	0	0	11,900

	$121,472	$0	$0	$121,472

Total Investments	$295,438	$889	$0	$296,327

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$749	$0	$749

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(165)	0	(165)
Over the counter	0	(9)	0	(9)

	$0	$(174)	$0	$(174)

Total Financial Derivative Instruments	$0	$575	$0	$575

Totals	$295,438	$1,464	$0	$296,902

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.0%

MUTUAL FUNDS 67.6%

Vanguard Developed Markets Index Fund ‘Institutional’	3,028,758	$$49,853

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	654,882	20,419

Vanguard Institutional Index Fund ‘Institutional’	205,730	83,483

Vanguard Small-Cap Index Fund ‘Institutional’	125,692	13,620

Total Mutual Funds (Cost $128,264)		167,375

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		$681

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$311	311

Total Short-Term Instruments (Cost $992)		992

Total Investments in Securities (Cost $129,256)		168,367

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.5%

MUTUAL FUNDS (c) 28.0%

PIMCO Emerging Markets Local Currency and Bond Fund	1,314,990	$8,061

PIMCO High Yield Fund	231,891	2,094

PIMCO Income Fund	1,318,095	15,738

PIMCO International Bond Fund (U.S. Dollar-Hedged)	110,146	1,183

PIMCO Long-Term Real Return Fund	1,185,178	8,735

PIMCO Long-Term U.S. Government Fund	3,551,972	19,110

PIMCO Real Return Fund	341,279	4,204

PIMCO Total Return Fund	980,011	10,065

Total Mutual Funds (Cost $69,679)		69,190

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	1,130,072	$10,982

Total Short-Term Instruments (Cost $11,134)		10,982

Total Investments in Affiliates (Cost $80,813)		80,172

Total Investments 100.5% (Cost $210,069)		$248,539

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net (0.5)%		(1,160)

Net Assets 100.0%		$247,371

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$681	U.S. Treasury Notes 1.250% due 03/31/2028	$(695)	$681	$681

Total Repurchase Agreements						$(695)	$681	$681

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$681	$0	$0	$681	$(695)	$(14)

Total Borrowings and Other Financing Transactions	$681	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	FNRETR Index	220	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$	5,843	$0	$(6)	$0	$(6)
	Receive	FNRETR Index	187	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022		4,967	0	(2)	0	(2)

Total Swap Agreements									$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(590)	$(598)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,700	$0	$0	$1,700

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(5)	$0	$0	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$167,375	$0	$0	$167,375
Short-Term Instruments
Repurchase Agreements	0	681	0	681
U.S. Treasury Bills	0	311	0	311

	$167,375	$992	$0	$168,367

Investments in Affiliates, at Value
Mutual Funds	69,190	0	0	69,190
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,982	0	0	10,982

	$80,172	$0	$0	$80,172

Total Investments	$247,547	$992	$0	$248,539

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$247,547	$984	$0	$248,531

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.9%

MUTUAL FUNDS 75.5%

Vanguard Developed Markets Index Fund ‘Institutional’	3,835,139	$63,126

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	703,766	21,944

Vanguard Institutional Index Fund ‘Institutional’	240,934	97,769

Vanguard Small-Cap Index Fund ‘Institutional’	146,670	15,893

Total Mutual Funds (Cost $151,482)		198,732

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		715

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$341	341

Total Short-Term Instruments (Cost $1,056)		1,056

Total Investments in Securities (Cost $152,538)		199,788

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.6%

MUTUAL FUNDS (c) 20.0%

PIMCO Emerging Markets Local Currency and Bond Fund	1,034,550	$6,342

PIMCO Income Fund	1,022,217	12,205

PIMCO International Bond Fund (U.S. Dollar-Hedged)	78,500	843

PIMCO Long-Term Real Return Fund	897,854	6,617

PIMCO Long-Term U.S. Government Fund	2,865,863	15,418

PIMCO Real Return Fund	269,120	3,316

PIMCO Total Return Fund	772,594	7,935

Total Mutual Funds (Cost $52,780)		52,676

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%

PIMCO Short-Term Floating NAV Portfolio III	1,257,106	$12,216

Total Short-Term Instruments (Cost $12,373)		12,216

Total Investments in Affiliates (Cost $65,153)		64,892

Total Investments 100.5% (Cost $217,691)		$264,680

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net (0.5)%		(1,390)

Net Assets 100.0%		$263,282

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$715	U.S. Treasury Notes 1.250% due 03/31/2028	$(729)	$715	$715

Total Repurchase Agreements						$(729)	$715	$715

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$715	$0	$0	$715	$(729)	$(14)

Total Borrowings and Other Financing Transactions	$715	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	218	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$5,790	$0	$(6)	$0	$(6)
	Receive	FNRETR Index	226	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	6,003	0	(2)	0	(2)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(660)	$(668)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,837	$0	$0	$1,837

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$198,732	$0	$0	$198,732
Short-Term Instruments
Repurchase Agreements	0	715	0	715
U.S. Treasury Bills	0	341	0	341

	$198,732	$1,056	$0	$199,788

Investments in Affiliates, at Value
Mutual Funds	52,676	0	0	52,676
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,216	0	0	12,216

	$64,892	$0	$0	$64,892

Total Investments	$263,624	$1,056	$0	$264,680

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$263,624	$1,048	$0	$264,672

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	57

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.2%

MUTUAL FUNDS 81.8%

Vanguard Developed Markets Index Fund ‘Institutional’	4,121,546	$67,841

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	617,150	19,243

Vanguard Institutional Index Fund ‘Institutional’	235,742	95,662

Vanguard Small-Cap Index Fund ‘Institutional’	145,693	15,787

Total Mutual Funds (Cost $151,736)		198,533

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.3%
		729

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$321	321

Total Short-Term Instruments (Cost $1,050)		1,050

Total Investments in Securities (Cost $152,786)		199,583

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 19.4%

MUTUAL FUNDS 13.6% (c)

PIMCO Emerging Markets Local Currency and Bond Fund	461,157	$2,827

PIMCO Income Fund	545,373	6,512

PIMCO International Bond Fund (U.S. Dollar-Hedged)	60,019	644

PIMCO Long-Term Real Return Fund	620,670	4,574

PIMCO Long-Term U.S. Government Fund	1,981,579	10,661

PIMCO Real Return Fund	186,049	2,292

PIMCO Total Return Fund	534,086	5,485

Total Mutual Funds (Cost $33,014)		32,995

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	1,436,041	$13,956

Total Short-Term Instruments (Cost $14,121)		13,956

Total Investments in Affiliates (Cost $47,135)		46,951

Total Investments 101.6% (Cost $199,921)		$246,534

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net (1.6)%		(3,959)

Net Assets 100.0%		$242,567

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$729	U.S. Treasury Notes 1.250% due 03/31/2028	$(744)	$729	$729

Total Repurchase Agreements						$(744)	$729	$729

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$729	$0	$0	$729	$(744)	$(15)

Total Borrowings and Other Financing Transactions	$729	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	200	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$5,312	$0	$(5)	$0	$(5)
	Receive	FNRETR Index	217	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	5,764	0	(3)	0	(3)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(600)	$(608)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,709	$0	$0	$1,709

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(5)	$0	$0	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	59

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$198,533	$0	$0	$198,533
Short-Term Instruments
Repurchase Agreements	0	729	0	729
U.S. Treasury Bills	0	321	0	321

	$198,533	$1,050	$0	$199,583

Investments in Affiliates, at Value
Mutual Funds	32,995	0	0	32,995
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,956	0	0	13,956

	$46,951	$0	$0	$46,951

Total Investments	$245,484	$1,050	$0	$246,534

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$245,484	$1,042	$0	$246,526

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.4%

MUTUAL FUNDS 86.1%

Vanguard Developed Markets Index Fund ‘Institutional’	4,601,482	$75,740

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	615,817	19,201

Vanguard Institutional Index Fund ‘Institutional’	252,071	102,288

Vanguard Small-Cap Index Fund ‘Institutional’	156,136	16,919

Total Mutual Funds (Cost $161,561)		214,148

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.2%
		582

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$331	331

Total Short-Term Instruments (Cost $913)		913

Total Investments in Securities (Cost $162,474)		215,061

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.5%

MUTUAL FUNDS (c) 9.3%

PIMCO Emerging Markets Local Currency and Bond Fund	185,812	$1,139

PIMCO Income Fund	353,862	4,225

PIMCO International Bond Fund (U.S. Dollar-Hedged)	44,943	483

PIMCO Long-Term Real Return Fund	616,269	4,542

PIMCO Long-Term U.S. Government Fund	1,288,564	6,933

PIMCO Real Return Fund	139,281	1,716

PIMCO Total Return Fund	399,919	4,107

Total Mutual Funds (Cost $23,156)		23,145

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,319,141	$12,819

Total Short-Term Instruments (Cost $12,978)		12,819

Total Investments in Affiliates (Cost $36,134)		35,964

Total Investments 100.9% (Cost $198,608)		$251,025

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net (0.9)%		(2,259)

Net Assets 100.0%		$248,758

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$582	U.S. Treasury Notes 1.250% due 03/31/2028	$(594)	$582	$582

Total Repurchase Agreements						$(594)	$582	$582

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$582	$0	$0	$582	$(594)	$(12)

Total Borrowings and Other Financing Transactions	$582	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	61

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	205	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$5,445	$0	$(5)	$0	$(5)
	Receive	FNRETR Index	227	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	6,029	0	(3)	0	(3)

								$0	$(8)	$0	$(8)

Total Swap Agreements								$0	$(8)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(630)	$(638)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,764	$0	$0	$1,764

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$214,148	$0	$0	$214,148
Short-Term Instruments
Repurchase Agreements	0	582	0	582
U.S. Treasury Bills	0	331	0	331

	$214,148	$913	$0	$215,061

Investments in Affiliates, at Value
Mutual Funds	23,145	0	0	23,145
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,819	0	0	12,819

	$35,964	$0	$0	$35,964

Total Investments	$250,112	$913	$0	$251,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$250,112	$905	$0	$251,017

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	63

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.5%

MUTUAL FUNDS 87.9%

Vanguard Developed Markets Index Fund ‘Institutional’	3,022,490	$49,750

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	384,512	11,989

Vanguard Institutional Index Fund ‘Institutional’	162,743	66,040

Vanguard Small-Cap Index Fund ‘Institutional’	99,882	10,823

Total Mutual Funds (Cost $110,973)		138,602

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (d) 0.4%
		614

U.S. TREASURY BILLS 0.2%
0.040% due 03/24/2022 (a)(b)	$271	271

Total Short-Term Instruments (Cost $885)		885

Total Investments in Securities (Cost $111,858)		139,487

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.6%

MUTUAL FUNDS (c) 7.3%

PIMCO Emerging Markets Local Currency and Bond Fund	73,611	$451

PIMCO Income Fund	175,497	2,095

PIMCO International Bond Fund (U.S. Dollar-Hedged)	20,274	218

PIMCO Long-Term Real Return Fund	476,095	3,509

PIMCO Long-Term U.S. Government Fund	426,880	2,297

PIMCO Real Return Fund	70,963	874

PIMCO Total Return Fund	203,750	2,093

Total Mutual Funds (Cost $11,551)		11,537

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%

PIMCO Short-Term Floating NAV Portfolio III	1,018,778	$9,900

Total Short-Term Instruments (Cost $9,997)		9,900

Total Investments in Affiliates (Cost $21,548)		21,437

Total Investments 102.1% (Cost $133,406)		$160,924

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(5)

Other Assets and Liabilities, net (2.1)%		(3,241)

Net Assets 100.0%		$157,678

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$614	U.S. Treasury Notes 1.250% due 03/31/2028	$(626)	$614	$614

Total Repurchase Agreements						$(626)	$614	$614

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$614	$0	$0	$614	$(626)	$(12)

Total Borrowings and Other Financing Transactions	$614	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	140	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$3,719	$0	$(4)	$0	$(4)
	Receive	FNRETR Index	134	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	3,559	0	(1)	0	(1)

Total Swap Agreements								$0	$(5)	$0	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(5)	$(5)	$(5)	$(260)	$(265)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$5	$0	$0	$5

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,074	$0	$0	$1,074

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(3)	$0	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	65

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$138,602	$0	$0	$138,602
Short-Term Instruments
Repurchase Agreements	0	614	0	614
U.S. Treasury Bills	0	271	0	271

	$138,602	$885	$0	$139,487

Investments in Affiliates, at Value
Mutual Funds	11,537	0	0	11,537
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,901	0	0	9,901

	$21,437	$0	$0	$21,437

Total Investments	$160,039	$885	$0	$160,924

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$(5)	$0	$(5)

Totals	$160,039	$880	$0	$160,919

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

66	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

MUTUAL FUNDS 88.0%

Vanguard Developed Markets Index Fund ‘Admiral’	328,477	$5,400

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	31,018	1,272

Vanguard Institutional Index Fund ‘Institutional’	17,503	7,103

Vanguard Small-Cap Index Fund ‘Admiral’	10,616	1,151

Total Mutual Funds (Cost $14,012)		14,926

Total Investments in Securities (Cost $14,012)		14,926

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.9%

MUTUAL FUNDS 7.0% (a)

PIMCO Emerging Markets Local Currency and Bond Fund	7,472	$46

PIMCO Income Fund	17,881	213

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,333	25

PIMCO Long-Term Real Return Fund	56,299	415

PIMCO Long-Term U.S. Government Fund	33,017	178

PIMCO Real Return Fund	7,230	89

PIMCO Total Return Fund	20,760	213

Total Mutual Funds (Cost $1,190)		1,179

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%

PIMCO Short-Term Floating NAV Portfolio III	103,036	$1,001

Total Short-Term Instruments (Cost $1,011)		1,001

Total Investments in Affiliates (Cost $2,201)		2,180

Total Investments 100.9% (Cost $16,213)		$17,106

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(1)

Other Assets and Liabilities, net (0.9)%		(145)

Net Assets 100.0%		$16,960

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	11	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$292	$0	$(1)	$0	$(1)
	Receive	FNRETR Index	18	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	478	0	0	0	0

Total Swap Agreements								$0	$(1)	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	67

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$110	$0	$0	$110

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(1)	$0	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$14,926	$0	$0	$14,926

	$14,926	$0	$0	$14,926

Investments in Affiliates, at Value
Mutual Funds	1,179	0	0	1,179
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,001	0	0	1,001

	$2,180	$0	$0	$2,180

Total Investments	$17,106	$0	$0	$17,106

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$(1)	$0	$(1)

Totals	$17,106	$(1)	$0	$17,105

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 41.2%

MUTUAL FUNDS 40.9%

Vanguard Developed Markets Index Fund ‘Institutional’	2,131,415	$	35,083

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	436,456		13,609

Vanguard Institutional Index Fund ‘Institutional’	123,071		49,941

Vanguard Small-Cap Index Fund ‘Institutional’	86,579		9,382

Total Mutual Funds (Cost $80,548)			108,015

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.2%
			474

U.S. TREASURY BILLS 0.1%
0.047% due 03/24/2022 (a)(b)	$311		311

Total Short-Term Instruments (Cost $785)			785

Total Investments in Securities (Cost $81,333)			108,800

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 59.5%

MUTUAL FUNDS (c) 54.9%

PIMCO Emerging Markets Local Currency and Bond Fund	2,159,986	$	13,241

PIMCO High Yield Fund	529,036		4,777

PIMCO Income Fund	3,534,678		42,204

PIMCO International Bond Fund (U.S. Dollar-Hedged)	384,120		4,126

PIMCO Long-Term Real Return Fund	2,216,897		16,339

PIMCO Long-Term U.S. Government Fund	2,485,204		13,370

PIMCO Real Return Fund	1,212,123		14,933

PIMCO Total Return Fund	3,478,131		35,720

Total Mutual Funds (Cost $146,037)			144,710

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%

PIMCO Short-Term Floating NAV Portfolio III	1,244,502	$12,094

Total Short-Term Instruments (Cost $12,219)		12,094

Total Investments in Affiliates (Cost $158,256)		156,804

Total Investments 100.7% (Cost $239,589)		$265,604

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $1,264)		512

Other Assets and Liabilities, net (0.9)%		(2,347)

Net Assets 100.0%		$263,769

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$474	U.S. Treasury Notes 1.250% due 03/31/2028	$(484)	$474	$474

Total Repurchase Agreements						$(484)	$474	$474

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$474	$0	$0	$474	$(484)	$(10)

Total Borrowings and Other Financing Transactions	$474	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	69

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,975.000	03/18/2022	39	4	$422	$19
Put - CBOE S&P 500	3,000.000	06/17/2022	45	5	325	89
Put - CBOE S&P 500	3,100.000	09/16/2022	21	2	166	88
Put - CBOE S&P 500	3,425.000	09/16/2022	21	2	247	131
Put - CBOE S&P 500	3,175.000	12/16/2022	13	1	117	88
Put - CBOE S&P 500	3,525.000	12/16/2022	25	3	333	251

Total Purchased Options					$1,610	$666

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,250.000	03/18/2022	39	4	$(144)	$(6)
Put - CBOE S&P 500	2,600.000	09/16/2022	21	2	(85)	(50)
Put - CBOE S&P 500	2,625.000	12/16/2022	25	3	(117)	(90)

Total Written Options					$(346)	$(146)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$666	$0	$0	$666	$(146)	$0	$0	$(146)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	199	0.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	$5,286	$0	$(5)	$0	$(5)
	Receive	FNRETR Index	213	0.484% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	5,657	0	(3)	0	(3)

Total Swap Agreements								$0	$(8)	$0	$(8)

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(8)	$(8)	$(8)	$(600)	$(608)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(8)	$(8)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$666	$0	$0	$666

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$146	$0	$0	$146

Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

	$0	$0	$154	$0	$0	$154

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(656)	$0	$0	$(656)
Written Options	0	0	128	0	0	128

	$0	$0	$(528)	$0	$0	$(528)

Over the counter
Swap Agreements	$0	$0	$1,722	$0	$0	$1,722

	$0	$0	$1,194	$0	$0	$1,194

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(9)	$0	$0	$(9)
Written Options	0	0	(11)	0	0	(11)

	$0	$0	$(20)	$0	$0	$(20)

Over the counter
Swap Agreements	$0	$0	$(4)	$0	$0	$(4)

	$0	$0	$(24)	$0	$0	$(24)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	71

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Mutual Funds	$108,015	$0	$0	$108,015
Short-Term Instruments
Repurchase Agreements	0	474	0	474
U.S. Treasury Bills	0	311	0	311

	$108,015	$785	$0	$108,800

Investments in Affiliates, at Value
Mutual Funds	144,710	0	0	144,710
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,094	0	0	12,094

	$156,804	$0	$0	$156,804

Total Investments	$264,819	$785	$0	$265,604

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$666	$0	$666

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(146)	0	(146)
Over the counter	0	(8)	0	(8)

	$0	$(154)	$0	$(154)

Total Financial Derivative Instruments	$0	$512	$0	$512

Totals	$264,819	$1,297	$0	$266,116

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

72	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	73

Notes to Financial Statements	(Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

74	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	75

Notes to Financial Statements	(Cont.)

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

76	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	77

Notes to Financial Statements	(Cont.)

each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2021 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$10,730	$1,612	$0	$0	$(752)	$11,590	$263	$0

PIMCO High Yield Fund	3,997	254	0	0	(35)	4,216	93	0

PIMCO Income Fund	29,397	5,270	(1,102)	(8)	(356)	33,201	584	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,624	528	0	0	(32)	3,120	20	0

PIMCO Long-Term Real Return Fund	17,985	2,224	(1,601)	(406)	(367)	17,835	1,322	895

PIMCO Long-Term U.S. Government Fund	20,064	1,377	(2,346)	(452)	(40)	18,603	176	919

PIMCO Real Return Fund	9,592	1,869	(437)	2	62	11,088	292	0

PIMCO Short-Term Floating NAV Portfolio III	13,424	20,849	(23,500)	(1)	(138)	10,634	149	0

PIMCO Total Return Fund	22,955	4,579	(746)	(32)	(214)	26,542	294	0

Totals	$130,768	$38,562	$(29,732)	$(897)	$(1,872)	$136,829	$3,193	$1,814

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$9,793	$1,815	$0	$0	$(708)	$10,900	$249	$0

PIMCO High Yield Fund	3,713	296	0	0	(33)	3,976	86	0

PIMCO Income Fund	22,006	4,402	(919)	(7)	(269)	25,213	447	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,725	385	0	0	(21)	2,089	13	0

PIMCO Long-Term Real Return Fund	14,107	3,777	(985)	(242)	(387)	16,270	1,047	712

PIMCO Long-Term U.S. Government Fund	25,532	4,034	(2,991)	(414)	(233)	25,928	224	1,187

PIMCO Real Return Fund	6,197	1,409	(221)	(2)	42	7,425	195	0

PIMCO Short-Term Floating NAV Portfolio III	12,788	24,384	(25,100)	(12)	(160)	11,900	184	0

PIMCO Total Return Fund	15,197	3,241	(498)	(15)	(154)	17,771	198	0

Totals	$111,058	$43,743	$(30,714)	$(692)	$(1,923)	$121,472	$2,643	$1,899

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$6,937	$1,637	$0	$0	$(513)	$8,061	$180	$0

PIMCO High Yield Fund	1,729	380	0	0	(15)	2,094	41	0

PIMCO Income Fund	13,351	2,683	(125)	0	(171)	15,738	274	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	890	307	0	0	(14)	1,183	8	0

PIMCO Long-Term Real Return Fund	7,422	1,985	(323)	(79)	(270)	8,735	564	387

PIMCO Long-Term U.S. Government Fund	16,939	3,586	(971)	(111)	(333)	19,110	151	805

PIMCO Real Return Fund	3,555	626	0	0	23	4,204	110	0

PIMCO Short-Term Floating NAV Portfolio III	11,772	18,565	(19,200)	(2)	(153)	10,982	166	0

PIMCO Total Return Fund	8,582	1,580	0	0	(97)	10,065	114	0

Totals	$71,177	$31,349	$(20,619)	$(192)	$(1,543)	$80,172	$1,608	$1,192

78	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$5,084	$1,623	$0	$0	$(365)	$6,342	$130	$0

PIMCO Income Fund	9,834	2,497	0	0	(126)	12,205	201	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	709	142	0	0	(8)	843	6	0

PIMCO Long-Term Real Return Fund	5,860	1,446	(427)	2	(264)	6,617	441	301

PIMCO Long-Term U.S. Government Fund	13,710	3,746	(1,686)	(16)	(336)	15,418	120	648

PIMCO Real Return Fund	2,767	531	0	0	18	3,316	87	0

PIMCO Short-Term Floating NAV Portfolio III	10,505	11,970	(10,100)	(1)	(158)	12,216	169	0

PIMCO Total Return Fund	6,860	1,148	0	0	(73)	7,935	90	0

Totals	$55,329	$23,103	$(12,213)	$(15)	$(1,312)	$64,892	$1,244	$949

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,972	$994	$0	$0	$(139)	$2,827	$49	$0

PIMCO Income Fund	5,215	1,365	0	0	(68)	6,512	108	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	475	175	0	0	(6)	644	4	0

PIMCO Long-Term Real Return Fund	4,045	867	(153)	9	(194)	4,574	305	208

PIMCO Long-Term U.S. Government Fund	9,457	1,976	(530)	16	(258)	10,661	84	444

PIMCO Real Return Fund	1,891	388	0	0	13	2,292	60	0

PIMCO Short-Term Floating NAV Portfolio III	10,743	13,881	(10,500)	(2)	(166)	13,956	180	0

PIMCO Total Return Fund	4,732	805	0	0	(52)	5,485	62	0

Totals	$38,530	$20,451	$(11,183)	$23	$(870)	$46,951	$852	$652

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$879	$319	$0	$0	$(59)	$1,139	$22	$0

PIMCO Income Fund	3,390	880	0	0	(45)	4,225	71	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	357	130	0	0	(4)	483	3	0

PIMCO Long-Term Real Return Fund	4,195	552	0	0	(205)	4,542	327	224

PIMCO Long-Term U.S. Government Fund	5,618	1,627	(157)	6	(161)	6,933	50	272

PIMCO Real Return Fund	1,323	386	0	0	7	1,716	45	0

PIMCO Short-Term Floating NAV Portfolio III	11,908	13,873	(12,800)	(2)	(160)	12,819	172	0

PIMCO Total Return Fund	3,462	683	0	0	(38)	4,107	46	0

Totals	$31,132	$18,450	$(12,957)	$4	$(665)	$35,964	$736	$496

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	79

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$391	$87	$0	$0	$(27)	$451	$10	$0

PIMCO Income Fund	1,688	430	0	0	(23)	2,095	36	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	219	2	0	0	(3)	218	2	0

PIMCO Long-Term Real Return Fund	3,134	619	(83)	1	(162)	3,509	251	173

PIMCO Long-Term U.S. Government Fund	1,686	780	(120)	(3)	(46)	2,297	15	86

PIMCO Real Return Fund	677	193	0	0	4	874	22	0

PIMCO Short-Term Floating NAV Portfolio III	6,093	16,207	(12,300)	(2)	(98)	9,900	107	0

PIMCO Total Return Fund	1,692	421	0	0	(20)	2,093	23	0

Totals	$15,580	$18,739	$(12,503)	$(4)	$(375)	$21,437	$466	$259

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$32	$17	$0	$0	$(3)	$46	$1	$0

PIMCO Income Fund	152	63	0	0	(2)	213	4	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	16	9	0	0	0	25	0	0

PIMCO Long-Term Real Return Fund	305	145	(15)	0	(20)	415	27	19

PIMCO Long-Term U.S. Government Fund	128	55	0	0	(5)	178	1	8

PIMCO Real Return Fund	58	31	0	0	0	89	2	0

PIMCO Short-Term Floating NAV Portfolio III	501	1,909	(1,400)	0	(9)	1,001	11	0

PIMCO Total Return Fund	153	62	0	0	(2)	213	2	0

Totals	$1,345	$2,291	$(1,415)	$0	$(41)	$2,180	$48	$27

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$12,513	$1,621	$0	$0	$(893)	$13,241	$313	$0

PIMCO High Yield Fund	4,562	255	0	0	(40)	4,777	106	0

PIMCO Income Fund	40,290	3,888	(1,467)	(10)	(497)	42,204	808	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,964	211	0	0	(49)	4,126	30	0

PIMCO Long-Term Real Return Fund	16,096	2,521	(1,595)	(105)	(578)	16,339	1,175	795

PIMCO Long-Term U.S. Government Fund	13,176	1,383	(866)	(214)	(109)	13,370	115	602

PIMCO Real Return Fund	14,244	1,313	(718)	3	91	14,933	436	0

PIMCO Short-Term Floating NAV Portfolio III	9,477	28,247	(25,500)	(1)	(129)	12,094	148	0

PIMCO Total Return Fund	34,243	2,850	(1,000)	(36)	(337)	35,720	441	0

Totals	$148,565	$42,289	$(31,146)	$(363)	$(2,541)	$156,804	$3,572	$1,397

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

80	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	81

Notes to Financial Statements	(Cont.)

authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally

82	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	83

Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

New Fund	—	—	—	—	—	—	—	—	—

Small Fund	—	—	—	—	—	—	—	—	—

Allocation	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

Small Fund	—	—	—	—	—	—	—	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

84	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	85

Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

86	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	87

Notes to Financial Statements	(Cont.)

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level

88	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A(1)	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*

(1)	Effective November 1, 2021, the supervisory and administrative fee was reduced by 0.05% for each Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	89

Notes to Financial Statements	(Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2021, the Distributor retained $16,957 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the

Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$8	$8

PIMCO RealPath® Blend 2030 Fund	0	0	10	10

PIMCO RealPath® Blend 2035 Fund	0	0	9	9

PIMCO RealPath® Blend 2040 Fund	0	0	10	10

PIMCO RealPath® Blend 2045 Fund	0	0	11	11

PIMCO RealPath® Blend 2050 Fund	0	0	13	13

PIMCO RealPath® Blend 2055 Fund	0	0	4	4

PIMCO RealPath® Blend 2060 Fund	0	67	1	68

PIMCO RealPath® Blend Income Fund	0	0	8	8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$26,934	$22,328

PIMCO REALPATH® Blend 2030 Fund	0	0	34,213	21,932

PIMCO REALPATH® Blend 2035 Fund	0	0	29,346	12,731

PIMCO REALPATH® Blend 2040 Fund	0	0	29,320	13,657

PIMCO REALPATH® Blend 2045 Fund	0	0	20,996	7,552

PIMCO REALPATH® Blend 2050 Fund	0	0	21,280	4,537

PIMCO REALPATH® Blend 2055 Fund	0	0	23,179	2,849

PIMCO REALPATH® Blend 2060 Fund	0	0	9,804	5,585

PIMCO REALPATH® Blend Income Fund	0	0	22,276	12,195

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	91

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Six Months Ended 12/31/2021		Year Ended 06/30/2021		Six Months Ended 12/31/2021		Year Ended 06/30/2021

	(Unaudited)				(Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,615	$22,081	11,135	$141,756	1,968	$28,156	9,816	$127,467

Administrative Class	129	1,755	188	2,422	169	2,378	200	2,579

Class A	84	1,152	347	4,454	75	1,059	130	1,723
Issued as reinvestment of distributions

Institutional Class	469	6,410	819	10,693	503	7,194	735	9,901

Administrative Class	64	878	133	1,732	72	1,033	117	1,571

Class A	21	281	37	477	20	283	28	376
Cost of shares redeemed

Institutional Class	(1,962)	(26,891)	(2,487)	(31,940)	(1,883)	(26,937)	(2,543)	(33,565)

Administrative Class	(122)	(1,669)	(560)	(7,146)	(150)	(2,133)	(251)	(3,297)

Class A	(88)	(1,210)	(182)	(2,341)	(35)	(500)	(53)	(676)

Net increase (decrease) resulting from Fund share transactions	210	$2,787	9,430	$120,107	739	$10,533	8,179	$106,079

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Six Months Ended 12/31/2021		Year Ended 06/30/2021		Six Months Ended 12/31/2021		Year Ended 06/30/2021

	(Unaudited)				(Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,632	$24,103	8,363	$109,354	1,530	$23,309	7,980	$106,187

Administrative Class	184	2,745	228	3,081	78	1,184	154	2,044

Class A	51	755	94	1,259	38	592	116	1,585
Issued as reinvestment of distributions

Institutional Class	401	5,939	423	5,839	458	6,985	406	5,737

Administrative Class	61	904	69	953	47	714	46	644

Class A	16	236	18	245	20	297	18	258
Cost of shares redeemed

Institutional Class	(1,252)	(18,502)	(2,072)	(27,626)	(1,052)	(15,996)	(2,114)	(28,619)

Administrative Class	(110)	(1,630)	(303)	(3,987)	(56)	(852)	(199)	(2,688)

Class A	(46)	(683)	(92)	(1,218)	(19)	(288)	(208)	(2,765)

Net increase (decrease) resulting from Fund share transactions	937	$13,867	6,728	$87,900	1,044	$15,945	6,199	$82,383

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Six Months Ended 12/31/2021		Year Ended 06/30/2021		Six Months Ended 12/31/2021		Year Ended 06/30/2021

	(Unaudited)				(Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,402	$21,611	6,517	$87,372	1,413	$22,083	5,522	$74,111

Administrative Class	99	1,531	195	2,648	87	1,350	93	1,306

Class A	27	400	49	662	42	646	68	925
Issued as reinvestment of distributions

Institutional Class	414	6,394	356	5,111	462	7,211	350	5,073

Administrative Class	44	675	39	556	51	792	40	580

Class A	9	141	8	116	11	173	8	113
Cost of shares redeemed

Institutional Class	(1,092)	(16,829)	(1,499)	(20,208)	(949)	(14,815)	(1,695)	(23,028)

Administrative Class	(40)	(616)	(144)	(1,989)	(72)	(1,133)	(213)	(2,861)

Class A	(32)	(494)	(69)	(888)	(31)	(479)	(109)	(1,386)

Net increase (decrease) resulting from Fund share transactions	831	$12,813	5,452	$73,380	1,014	$15,828	4,064	$54,833

92	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Six Months Ended 12/31/2021		Year Ended 06/30/2021		Six Months Ended 12/31/2021		Year Ended 06/30/2021

	(Unaudited)				(Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,650	$25,922	4,689	$63,764	364	$4,593	702	$7,847

Administrative Class	114	1,777	170	2,333	11	144	4	49

Class A	24	382	53	723	22	270	64	690
Issued as reinvestment of distributions

Institutional Class	258	4,051	202	2,964	94	1,140	13	154

Administrative Class	17	261	13	189	1	14	0	1

Class A	6	88	5	72	7	90	1	11
Cost of shares redeemed

Institutional Class	(691)	(10,817)	(1,297)	(17,711)	(80)	(1,009)	(98)	(1,121)

Administrative Class	(48)	(748)	(87)	(1,162)	(1)	(16)	0	(2)

Class A	(24)	(379)	(84)	(1,083)	(5)	(58)	(1)	(15)

Net increase (decrease) resulting from Fund share transactions	1,306	$20,537	3,664	$50,089	413	$5,168	685	$7,614

	PIMCO REALPATH® Blend Income Fund

	Six Months Ended 12/31/2021		Year Ended 06/30/2021

	(Unaudited)

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,413	$31,573	8,670	$108,154

Administrative Class	135	1,769	168	2,108

Class A	556	7,208	1,083	13,537
Issued as reinvestment of distributions

Institutional Class	495	6,413	855	10,790

Administrative Class	80	1,033	158	1,988

Class A	81	1,044	130	1,633
Cost of shares redeemed

Institutional Class	(2,475)	(32,308)	(3,828)	(48,133)

Administrative Class	(171)	(2,237)	(462)	(5,768)

Class A	(303)	(3,934)	(254)	(3,167)

Net increase (decrease) resulting from Fund share transactions	811	$10,561	6,520	$81,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	15	0

PIMCO REALPATH® Blend 2030 Fund	1	0	11	0

PIMCO REALPATH® Blend 2035 Fund	1	0	12	0

PIMCO REALPATH® Blend 2055 Fund	1	0	12	0

PIMCO REALPATH® Blend 2060 Fund	1	1	13	47

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	93

Notes to Financial Statements	(Cont.)	December 31, 2021	(Unaudited)

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	0	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2025 Fund	$240,217	$30,014	$(4,659)	$25,355

PIMCO REALPATH® Blend 2030 Fund	259,096	41,860	(4,054)	37,806

PIMCO REALPATH® Blend 2035 Fund	210,985	38,997	(1,451)	37,546

PIMCO REALPATH® Blend 2040 Fund	218,675	46,825	(828)	45,997

PIMCO REALPATH® Blend 2045 Fund	200,738	46,305	(517)	45,788

PIMCO REALPATH® Blend 2050 Fund	199,315	52,123	(421)	51,702

PIMCO REALPATH® Blend 2055 Fund	133,774	27,377	(232)	27,145

PIMCO REALPATH® Blend 2060 Fund	16,228	905	(28)	877

PIMCO REALPATH® Blend Income Fund	243,439	27,149	(4,472)	22,677

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

94	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	95

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0536	$0.0000	$0.0000	$0.0536

December 2021	$0.2375	$0.0000	$0.0000	$0.2375

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0477	$0.0000	$0.0000	$0.0477

December 2021	$0.2279	$0.0000	$0.0000	$0.2279

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0416	$0.0000	$0.0000	$0.0416

December 2021	$0.2194	$0.0000	$0.0000	$0.2194

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0512	$0.0000	$0.0000	$0.0512

December 2021	$0.2120	$0.0000	$0.0000	$0.2120

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0451	$0.0000	$0.0000	$0.0451

December 2021	$0.2019	$0.0000	$0.0000	$0.2019

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0393	$0.0000	$0.0000	$0.0393

December 2021	$0.1933	$0.0000	$0.0000	$0.1933

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0516	$0.0000	$0.0000	$0.0516

December 2021	$0.2451	$0.0000	$0.0000	$0.2451

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0453	$0.0000	$0.0000	$0.0453

December 2021	$0.2350	$0.0000	$0.0000	$0.2350

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0392	$0.0000	$0.0000	$0.0392

December 2021	$0.2251	$0.0000	$0.0000	$0.2251

96	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0623	$0.0000	$0.0000	$0.0623

December 2021	$0.2664	$0.0000	$0.0000	$0.2664

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0558	$0.0000	$0.0000	$0.0558

December 2021	$0.2559	$0.0000	$0.0000	$0.2559

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0496	$0.0000	$0.0000	$0.0496

December 2021	$0.2461	$0.0000	$0.0000	$0.2461

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0475	$0.0000	$0.0000	$0.0475

December 2021	$0.2603	$0.0000	$0.0000	$0.2603

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0410	$0.0000	$0.0000	$0.0410

December 2021	$0.2497	$0.0000	$0.0000	$0.2497

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0348	$0.0000	$0.0000	$0.0348

December 2021	$0.2391	$0.0000	$0.0000	$0.2391

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0476	$0.0000	$0.0000	$0.0476

December 2021	$0.2888	$0.0000	$0.0000	$0.2888

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0410	$0.0000	$0.0000	$0.0410

December 2021	$0.2779	$0.0000	$0.0000	$0.2779

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0351	$0.0000	$0.0000	$0.0351

December 2021	$0.2675	$0.0000	$0.0000	$0.2675

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	97

Distribution Information	(Cont.)	(Unaudited)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0451	$0.0000	$0.0000	$0.0451

December 2021	$0.2550	$0.0000	$0.0000	$0.2550

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0387	$0.0000	$0.0000	$0.0387

December 2021	$0.2443	$0.0000	$0.0000	$0.2443

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0323	$0.0000	$0.0000	$0.0323

December 2021	$0.2334	$0.0000	$0.0000	$0.2334

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0473	$0.0000	$0.0000	$0.0473

December 2021	$0.2198	$0.0000	$0.0000	$0.2198

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0428	$0.0000	$0.0000	$0.0428

December 2021	$0.2146	$0.0000	$0.0000	$0.2146

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0367	$0.0000	$0.0000	$0.0367

December 2021	$0.2056	$0.0000	$0.0000	$0.2056

PIMCO REALPATH® Blend Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0678	$0.0000	$0.0000	$0.0678

December 2021	$0.2423	$0.0000	$0.0000	$0.2423

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0623	$0.0000	$0.0000	$0.0623

December 2021	$0.2329	$0.0000	$0.0000	$0.2329

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.0570	$0.0000	$0.0000	$0.0570

December 2021	$0.2261	$0.0000	$0.0000	$0.2261

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

98	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend 2060 Fund (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement and the Second Amended and Restated Sub-Advisory Agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

100	PIMCO EQUITY SERIES

(Unaudited)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relevant benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board discussed these and other performance-related developments.

The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any

Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the following: the proposed five basis point reduction in the supervisory and administrative fee and one basis point reduction to the advisory fee for all classes of the PIMCO Dividend and Income Fund; and the proposed five basis point reduction in the supervisory and administrative fee for Class A shares of each of the REALPATH Blend Funds.

The Board also reviewed data comparing certain Funds’ advisory fees to the fee rates PIMCO charged to private funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the expense limitation agreement in place for all of the Funds and the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreements, and that the total expenses of each Fund after the proposals to decrease their fees, as applicable, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale,

102	PIMCO EQUITY SERIES

(Unaudited)

if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123121

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2021

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

2	PIMCO EQUITY SERIES

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of

4	PIMCO EQUITY SERIES

market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that, allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO EQUITY SERIES

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	(2.83)%	11.12%	6.30%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	(3.05)%	10.79%	6.17%
RAFI Dynamic Multi-Factor Emerging Markets Index±	(1.84)%	12.72%	7.01%
MSCI Emerging Markets Index±±	(9.30)%	(2.54)%	5.25%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.52%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of December 31, 2021†§

iShares MSCI India ETF	4.4%
Infosys Ltd.	3.8%
Gazprom PJSC	3.1%
LUKOIL PJSC	1.5%
Hyundai Motor Co.	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5%
MediaTek, Inc.	1.4%
Innolux Corp.	1.3%
POSCO	1.2%
China Resources Power Holdings Co. Ltd.	1.1%

Geographic Breakdown as of December 31, 2021†**

Taiwan	18.3%
South Korea	16.7%
China	9.9%
India	9.4%
Russia	8.9%
Brazil	4.8%
United States	4.5%
Thailand	4.3%
South Africa	3.9%
Short-Term Instruments	3.7%
Hong Kong	3.3%
Mexico	2.5%
Saudi Arabia	2.2%
Turkey	1.6%
Indonesia	1.3%
Malaysia	1.3%
Other	3.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the communication services and health care sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sectors underperformed the secondary benchmark index and Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

»	Security selection in the materials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	2.05%	10.97%	6.60%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	1.60%	11.07%	6.44%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	2.00%	11.09%	7.03%
MSCI EAFE Index±±	2.24%	11.26%	7.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of December 31, 2021†§

Royal Dutch Shell PLC ‘A’	1.2%
BP PLC	1.2%
Glencore PLC	0.9%
Societe Generale S.A.	0.9%
Diageo PLC	0.9%
Eni SpA	0.8%
Vodafone Group PLC	0.8%
Novo Nordisk A/S ‘B’	0.8%
ArcelorMittal S.A.	0.7%
Hitachi Ltd.	0.7%

Geographic Breakdown as of December 31, 2021†**

Japan	25.6%
United Kingdom	13.0%
Canada	7.9%
France	7.3%
Switzerland	6.4%
Germany	6.1%
Netherlands	5.9%
Australia	5.0%
Spain	3.3%
Italy	3.1%
Short-Term Instruments	2.4%
Sweden	2.2%
Denmark	2.1%
Hong Kong	1.6%
Ireland	1.4%
Singapore	1.3%
Norway	1.3%
Finland	1.0%
Other	3.1%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	6.97%	23.94%	14.45%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	6.79%	24.11%	14.49%
RAFI Dynamic Multi-Factor U.S. Index±	7.17%	24.44%	14.89%
S&P 500 Index±±	11.67%	28.71%	18.47%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of December 31, 2021†§

Exxon Mobil Corp.	2.2%
Chevron Corp.	2.1%
Ford Motor Co.	1.9%
Walmart, Inc.	1.7%
Citigroup, Inc.	1.6%
General Motors Co.	1.5%
International Business Machines Corp.	1.4%
Pfizer, Inc.	1.3%
Target Corp.	1.1%
CVS Health Corp.	1.0%

Sector Breakdown as of December 31, 2021†**

Consumer Discretionary	17.6%
Financials	13.2%
Information Technology	13.0%
Health Care	11.6%
Industrials	10.5%
Consumer Staples	10.1%
Energy	9.1%
Real Estate	4.9%
Communication Services	4.4%
Materials	3.9%
Utilities	1.0%
Other	0.7%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the health care and industrials sectors contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	There were no other material contributors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	9.21%	30.24%	17.42%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	8.94%	30.19%	17.13%
RAFI ESG US Index±	9.42%	30.80%	17.84%
S&P 500 Index±±	11.67%	28.71%	23.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of December 31, 2021†§

Microsoft Corp.	5.6%
Apple, Inc.	4.5%
Johnson & Johnson	3.1%
AT&T, Inc.	3.0%
Intel Corp.	3.0%
Wells Fargo & Co.	3.0%
Cisco Systems, Inc.	2.9%
Bank of America Corp.	2.8%
JPMorgan Chase & Co.	2.4%
Verizon Communications, Inc.	2.3%

Sector Breakdown as of December 31, 2021†**

Information Technology	28.6%
Health Care	17.9%
Financials	17.8%
Consumer Discretionary	10.2%
Consumer Staples	8.5%
Communication Services	7.1%
Industrials	4.4%
Materials	3.0%
Real Estate	2.1%
Other	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy and industrials sectors contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»	There were no other material contributors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$971.70	$2.46	$1,000.00	$1,022.98	$2.53	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,020.50	2.01	1,000.00	1,023.49	2.01	0.39
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,069.70	1.53	1,000.00	1,024.00	1.50	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,092.10	1.60	1,000.00	1,023.95	1.55	0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2021 - 12/31/2021+	$31.06	$0.72	$(1.64)	$(0.92)	$(2.36)	$(4.54)	$(6.90)

06/30/2021	20.84	0.50	10.14	10.64	(0.42)	0.00	(0.42)

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

07/01/2021 - 12/31/2021+	$29.66	$0.40	$0.20	$0.60	$(0.78)	$0.00	$(0.78)

06/30/2021	22.86	0.69	6.53	7.22	(0.42)	0.00	(0.42)

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

07/01/2021 - 12/31/2021+	$39.00	$0.38	$2.32	$2.70	$(0.43)	$0.00	$(0.43)

06/30/2021	27.74	0.52	11.28	11.80	(0.54)	0.00	(0.54)

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF

07/01/2021 - 12/31/2021+	$30.72	$0.29	$2.52	$2.81	$(0.38)	$0.00	$(0.38)

06/30/2021	21.40	0.51	9.32	9.83	(0.51)	0.00	(0.51)

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)

+	Unaudited
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$23.24	(2.83)%	$114,349	0.49	%*	0.50	%*	0.49	%*	0.50	%*	4.77	%*	25%

31.06	51.62	494,452	0.50		0.51		0.50		0.51		1.91		58

20.84	(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$29.48	2.05%	$94,339	0.39	%*	0.40	%*	0.39	%*	0.40	%*	2.62	%*	21%

29.66	31.87	88,978	0.40		0.40		0.40		0.40		2.54		48

22.86	(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$41.27	6.97%	$87,500	0.29	%*	0.30	%*	0.29	%*	0.30	%*	1.87	%*	14%

39.00	43.02	82,677	0.29		0.30		0.29		0.30		1.53		63

27.74	(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$33.15	9.21%	$27,185	0.30	%*	0.30	%*	0.30	%*	0.30	%*	1.79	%*	13%

30.72	46.63	20,584	0.30		0.31		0.30		0.31		1.91		32

21.40	(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	19

Statements of Assets and Liabilities	December 31, 2021	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$115,738	$95,349	$87,753	$27,134
Investments in Affiliates	1,698	805	87	0
Financial Derivative Instruments
Over the counter	3	0	0	0
Cash	150	34	0	152
Foreign currency, at value	462	51	0	0
Receivable for investments sold	5,581	16	0	0
Interest and/or dividends receivable	445	277	87	21
Reimbursement receivable from PIMCO	0	1	0	0
Other assets	1	0	0	0
Total Assets	124,078	96,533	87,927	27,307

Liabilities:

Financial Derivative Instruments
Over the counter	$11	$0	$0	$0
Payable for investments purchased	90	10	0	0
Payable upon return of securities loaned	1,848	839	87	0
Distributions payable	7,725	1,312	318	115
Accrued management fees	53	33	22	7
Accrued reimbursement to PIMCO	2	0	0	0
Total Liabilities	9,729	2,194	427	122

Net Assets	$114,349	$94,339	$87,500	$27,185

Net Assets Consist of:

Paid in capital	$60,480	$87,235	$84,781	$23,955
Distributable earnings (accumulated loss)	53,869	7,104	2,719	3,230

Net Assets	$114,349	$94,339	$87,500	$27,185

Shares Issued and Outstanding	4,920	3,200	2,120	820

Net Asset Value Per Share Outstanding(a):	$23.24	$29.48	$41.27	$33.15

Cost of investments in securities	$91,886	$84,169	$72,736	$23,887
Cost of investments in Affiliates	$1,698	$805	$87	$0
Cost of foreign currency held	$460	$51	$0	$0

* Includes repurchase agreements of:	$2,644	$1,542	$521	$0

^ Includes securities on loan of:	1,777	799	85	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Dividends, net of foreign taxes*	$7,279	$1,475	$931	$238
Securities lending income	97	12	1	0
Total Income	7,376	1,487	932	238

Expenses:

Management fees	688	192	125	33
Trustee fees	14	3	2	1
Interest expense	3	0	0	0
Miscellaneous expense	7	4	2	1
Total Expenses	712	199	129	35
Waiver and/or Reimbursement by PIMCO	(14)	(3)	(2)	(1)
Net Expenses	698	196	127	34

Net Investment Income (Loss)	6,678	1,291	805	204

Net Realized Gain (Loss):

Investments in securities	59,910	(1,921)	(1,355)	(237)
In-kind redemptions	16,463	6,610	3,551	953
Over the counter financial derivative instruments	(5)	1	0	0
Foreign currency	(310)	(26)	0	0

Net Realized Gain (Loss)	76,058	4,664	2,196	716

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(97,800)	(4,772)	2,620	1,027
Over the counter financial derivative instruments	(8)	0	0	0
Foreign currency assets and liabilities	(10)	2	0	0

Net Change in Unrealized Appreciation (Depreciation)	(97,818)	(4,770)	2,620	1,027

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,082)	$1,185	$5,621	$1,947

* Foreign tax withholdings - Dividends	$1,051	$149	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,678	$12,389	$1,291	$1,730	$805	$937	$204	$244
Net realized gain (loss)	76,058	154,863	4,664	(2,024)	2,196	6,125	716	445
Net change in unrealized appreciation (depreciation)	(97,818)	127,110	(4,770)	17,508	2,620	14,062	1,027	3,930

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,082)	294,362	1,185	17,214	5,621	21,124	1,947	4,619

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(35,221)	(12,004)	(2,552)	(943)	(912)	(868)	(276)	(235)

Total Distributions(a)	(35,221)	(12,004)	(2,552)	(943)	(912)	(868)	(276)	(235)

Fund Share Transactions:

Receipts for shares sold	15,322	23,871	30,530	50,169	11,900	64,915	8,096	10,114
Cost of shares redeemed	(345,122)	(431,101)	(23,802)	(1,693)	(11,786)	(28,019)	(3,166)	(2,902)
Net increase (decrease) resulting from Fund share transactions	(329,800)	(407,230)	6,728	48,476	114	36,896	4,930	7,212

Total Increase (Decrease) in Net Assets	(380,103)	(124,872)	5,361	64,747	4,823	57,152	6,601	11,596

Net Assets:

Beginning of period	494,452	619,324	88,978	24,231	82,677	25,525	20,584	8,988
End of period	$114,349	$494,452	$94,339	$88,978	$87,500	$82,677	$27,185	$20,584

Shares of Beneficial Interest:

Shares sold	600	800	1,000	2,000	300	2,000	250	350
Shares redeemed	(11,600)	(14,600)	(800)	(60)	(300)	(800)	(100)	(100)
Net increase (decrease) in shares outstanding	(11,000)	(13,800)	200	1,940	0	1,200	150	250

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

COMMON STOCKS 91.9%

BRAZIL 3.4%

COMMUNICATION SERVICES 0.0%

Telefonica Brasil S.A.	4,100	$36

CONSUMER DISCRETIONARY 0.2%

Vibra Energia S.A.	64,100	246

CONSUMER STAPLES 0.9%

Ambev S.A.	139,300	389

BRF S.A. (a)	9,600	39

JBS S.A.	82,200	561

Raia Drogasil S.A.	10,100	44

		1,033

ENERGY 0.3%

Cosan S.A.	8,100	32

Ultrapar Participacoes S.A.	96,600	256

		288

FINANCIALS 0.5%

B3 S.A. - Brasil Bolsa Balcao	19,500	39

Banco BTG Pactual S.A.	6,200	23

Banco do Brasil S.A.	78,900	408

BB Seguridade Participacoes S.A.	7,400	27

Porto Seguro S.A.	10,000	38

		535

HEALTH CARE 0.0%

Hypera S.A.	4,000	20

INDUSTRIALS 0.1%

CCR S.A.	13,300	28

Embraer S.A. (a)	9,600	43

WEG S.A.	8,860	52

		123

MATERIALS 1.2%

Cia Siderurgica Nacional S.A.	15,800	71

Klabin S.A.	23,300	107

Suzano S.A.	8,300	90

Vale S.A.	77,300	1,077

		1,345

UTILITIES 0.2%

Cia de Saneamento Basico do Estado de Sao Paulo	5,300	39

Cia Paranaense de Energia	19,900	114

Engie Brasil Energia S.A.	3,125	21

Equatorial Energia S.A.	8,400	34

		208

Total Brazil		3,834

CHILE 0.7%

CONSUMER DISCRETIONARY 0.1%

Falabella S.A.	36,629	120

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

Cencosud S.A.	127,324	$213

Cia Cervecerias Unidas S.A.	10,198	84

		297

ENERGY 0.0%

Empresas COPEC S.A.	6,115	47

FINANCIALS 0.1%

Banco de Chile	385,228	30

Banco de Credito e Inversiones S.A.	1,019	30

Banco Santander Chile	534,342	21

		81

MATERIALS 0.0%

Empresas CMPC S.A.	13,718	23

UTILITIES 0.2%

Aguas Andinas S.A. ‘A’	182,651	33

Colbun S.A.	385,830	32

Enel Americas S.A.	724,231	79

Enel Chile S.A.	1,807,914	63

		207

Total Chile		775

CHINA 10.2%

COMMUNICATION SERVICES 0.3%

Baidu, Inc. SP - ADR (a)	1,517	226

NetEase, Inc. ADR	1,465	149

		375

CONSUMER DISCRETIONARY 1.4%

ANTA Sports Products Ltd.	16,600	249

BAIC Motor Corp. Ltd. ‘H’	108,500	47

BYD Co. Ltd. ‘H’	6,000	203

Dongfeng Motor Group Co. Ltd. ‘H’	160,000	133

Gome Retail Holdings Ltd. (a)	648,000	55

Great Wall Motor Co. Ltd. ‘H’	126,500	435

Haier Smart Home Co. Ltd. ‘H’	8,400	36

Shenzhou International Group Holdings Ltd.	12,200	236

Yum China Holdings, Inc.	3,033	151

Zhongsheng Group Holdings Ltd.	9,000	70

		1,615

CONSUMER STAPLES 0.6%

Dali Foods Group Co. Ltd.	58,000	30

Hengan International Group Co. Ltd.	40,000	206

Nongfu Spring Co. Ltd.	9,800	65

Tingyi Cayman Islands Holding Corp.	90,000	185

Tsingtao Brewery Co. Ltd. ‘H’	4,000	38

Uni-President China Holdings Ltd.	43,000	42

Want Want China Holdings Ltd.	141,000	129

		695

ENERGY 2.2%

China Petroleum & Chemical Corp. ‘H’	2,208,000	1,028

	SHARES	MARKET VALUE (000S)

China Shenhua Energy Co. Ltd. ‘H’	228,500	$535

PetroChina Co. Ltd. ‘H’	1,478,000	655

Yanzhou Coal Mining Co. Ltd. ‘H’	122,000	242

		2,460

FINANCIALS 1.7%

Agricultural Bank of China Ltd. ‘H’	157,000	54

Bank of China Ltd. ‘H’	1,544,000	556

Bank of Communications Co. Ltd. ‘H’	304,000	184

China Cinda Asset Management Co. Ltd. ‘H’	532,000	97

China CITIC Bank Corp. Ltd. ‘H’	93,000	40

China Everbright Bank Co. Ltd. ‘H’	138,000	49

China Galaxy Securities Co. Ltd. ‘H’	60,500	35

China International Capital Corp. Ltd. ‘H’	8,000	22

China Merchants Bank Co. Ltd. ‘H’	34,500	268

China Merchants Securities Co. Ltd.	15,800	24

China Reinsurance Group Corp. ‘H’	369,000	36

China Zheshang Bank Co. Ltd. ‘H’	86,000	36

CITIC Securities Co. Ltd. ‘H’	12,000	31

GF Securities Co. Ltd. ‘H’	18,834	36

Guotai Junan Securities Co. Ltd. ‘H’ (a)	25,000	39

Haitong Securities Co. Ltd. ‘H’	46,000	41

Huatai Securities Co. Ltd. ‘H’	21,600	36

People’s Insurance Co. Group of China Ltd. ‘H’	132,000	40

PICC Property & Casualty Co. Ltd. ‘H’	58,000	47

Postal Savings Bank of China Co. Ltd. ‘H’	435,000	305

		1,976

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	116,000	53

CSPC Pharmaceutical Group Ltd.	33,680	37

Sinopharm Group Co. Ltd. ‘H’	67,600	147

		237

INDUSTRIALS 1.0%

AviChina Industry & Technology Co. Ltd. ‘H’	25,000	17

Beijing Capital International Airport Co. Ltd. ‘H’	62,000	38

China Communications Services Corp. Ltd. ‘H’	42,000	21

China Railway Group Ltd. ‘H’	139,000	74

CITIC Ltd.	249,000	246

COSCO Shipping Holdings Co. Ltd. ‘H’ (a)	31,050	60

Guangshen Railway Co. Ltd. ‘H’	140,000	24

Jiangsu Expressway Co. Ltd. ‘H’	58,000	60

Metallurgical Corp. of China Ltd.	185,000	47

Sinopec Engineering Group Co. Ltd. ‘H’	128,000	63

Sinotrans Ltd. ‘H’	163,000	52

Weichai Power Co. Ltd. ‘H’	48,000	94

Xinjiang Goldwind Science & Technology Co. Ltd.	9,800	19

Yangzijiang Shipbuilding Holdings Ltd.	179,900	179

Zhejiang Expressway Co. Ltd. ‘H’	44,000	39

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	12,300	$71

ZTO Express Cayman, Inc. ADR	1,225	35

		1,139

INFORMATION TECHNOLOGY 0.4%

AAC Technologies Holdings, Inc.	6,500	25

FIH Mobile Ltd. (a)	239,000	42

Lenovo Group Ltd.	310,000	356

Sunny Optical Technology Group Co. Ltd.	1,100	35

		458

MATERIALS 1.1%

Aluminum Corp. of China Ltd. ‘H’ (a)	60,000	33

Angang Steel Co. Ltd. ‘H’	104,000	47

Anhui Conch Cement Co. Ltd. ‘H’	24,000	120

China Hongqiao Group Ltd.	54,000	57

China Molybdenum Co. Ltd. ‘H’	57,000	30

China National Building Material Co. Ltd. ‘H’	380,000	467

China Oriental Group Co. Ltd.	136,000	41

China Zhongwang Holdings Ltd. «(a)	338,800	0

Jiangxi Copper Co. Ltd. ‘H’	170,000	273

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	440,000	101

Zijin Mining Group Co. Ltd. ‘H’	22,000	26

		1,195

REAL ESTATE 0.4%

Agile Group Holdings Ltd.	110,000	60

China Evergrande Group	176,000	36

China Vanke Co. Ltd. ‘H’	22,000	51

Greentown China Holdings Ltd.	48,500	78

Guangzhou R&F Properties Co. Ltd. ‘H’ (c)	198,400	74

Powerlong Real Estate Holdings Ltd.	90,000	47

Shui On Land Ltd.	292,500	39

Sino-Ocean Group Holding Ltd.	187,000	44

		429

UTILITIES 0.9%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	148,000	48

China Longyuan Power Group Corp. Ltd. ‘H’	25,000	58

Datang International Power Generation Co. Ltd. ‘H’	90,000	20

ENN Energy Holdings Ltd.	21,200	400

Huadian Power International Corp. Ltd. ‘H’	406,000	177

Huaneng Power International, Inc. ‘H’	540,000	361

		1,064

Total China		11,643

GREECE 0.4%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A. (c)	5,542	102

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

OPAP S.A.	1,375	$19

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	1,780	28

FINANCIALS 0.2%

Alpha Services and Holdings S.A. (a)	54,225	67

Eurobank Ergasias Services & Holdings S.A. (a)	114,379	116

National Bank of Greece S.A. (a)	10,593	35

		218

UTILITIES 0.1%

Public Power Corp. S.A. (a)	10,444	112

Total Greece		479

HONG KONG 3.3%

CONSUMER DISCRETIONARY 0.1%

Geely Automobile Holdings Ltd.	31,000	85

CONSUMER STAPLES 0.1%

China Mengniu Dairy Co. Ltd.	13,000	73

China Resources Beer Holdings Co. Ltd.	10,000	82

		155

FINANCIALS 0.3%

BOC Hong Kong Holdings Ltd.	96,500	316

China Everbright Ltd.	24,000	29

Far East Horizon Ltd.	35,000	31

		376

INDUSTRIALS 0.2%

China Everbright Environment Group Ltd.	25,000	20

Cosco Shipping Ports Ltd.	80,000	69

Orient Overseas International Ltd.	4,500	111

Shanghai Industrial Holdings Ltd.	22,000	32

		232

REAL ESTATE 0.5%

China Overseas Land & Investment Ltd.	190,000	450

China Resources Land Ltd.	10,000	42

Poly Property Group Co. Ltd.	150,000	40

Yuexiu Property Co. Ltd.	35,400	31

		563

UTILITIES 2.1%

Beijing Enterprises Holdings Ltd.	12,000	41

China Power International Development Ltd.	727,000	490

China Resources Gas Group Ltd.	28,000	158

China Resources Power Holdings Co. Ltd.	394,000	1,318

Guangdong Investment Ltd.	104,000	132

Kunlun Energy Co. Ltd.	298,000	280

		2,419

Total Hong Kong		3,830

	SHARES	MARKET VALUE (000S)
INDIA 9.7%

CONSUMER DISCRETIONARY 0.8%

Tata Motors Ltd. ADR (a)(c)	29,613	$950

ENERGY 0.6%

Reliance Industries Ltd. SP-GDR	11,080	709

FINANCIALS 2.2%

Axis Bank Ltd. GDR (a)	9,247	427

HDFC Bank Ltd. ADR	13,081	851

ICICI Bank Ltd. SP - ADR	35,957	712

State Bank of India GDR	7,825	483

		2,473

HEALTH CARE 0.5%

Dr Reddy’s Laboratories Ltd.	7,624	499

INDUSTRIALS 0.7%

Larsen & Toubro Ltd. GDR	31,426	800

INFORMATION TECHNOLOGY 4.9%

Infosys Ltd.	173,879	4,401

Wipro Ltd.	126,914	1,238

		5,639

Total India		11,070

INDONESIA 1.4%

COMMUNICATION SERVICES 0.3%

Telkom Indonesia Persero Tbk PT	1,350,400	386

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	429,000	172

CONSUMER STAPLES 0.2%

Charoen Pokphand Indonesia Tbk PT	61,500	26

Gudang Garam Tbk PT	36,600	79

Indofood CBP Sukses Makmur Tbk PT	56,000	34

Indofood Sukses Makmur Tbk PT	197,000	87

		226

ENERGY 0.4%

Adaro Energy Tbk PT	1,008,100	160

Bukit Asam Tbk PT	439,200	83

Indo Tambangraya Megah Tbk PT	43,200	62

United Tractors Tbk PT	59,300	92

		397

FINANCIALS 0.2%

Bank Central Asia Tbk PT	470,200	241

Bank Mandiri Persero Tbk PT	68,900	34

		275

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	290,800	33

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Indah Kiat Pulp & Paper Corp. Tbk PT	58,300	$32

Indocement Tunggal Prakarsa Tbk PT	43,600	37

		69

UTILITIES 0.0%

Perusahaan Gas Negara Tbk PT	490,700	47

Total Indonesia		1,605

MALAYSIA 1.3%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd.	44,200	44

DiGi.Com Bhd.	56,500	59

Maxis Bhd.	48,600	57

Telekom Malaysia Bhd.	51,600	68

		228

CONSUMER DISCRETIONARY 0.1%

Genting Bhd.	75,700	85

Genting Malaysia Bhd.	142,800	98

		183

CONSUMER STAPLES 0.1%

IOI Corp. Bhd.	28,100	25

Kuala Lumpur Kepong Bhd.	10,800	57

PPB Group Bhd.	8,380	34

Sime Darby Plantation Bhd.	21,800	20

		136

FINANCIALS 0.4%

AMMB Holdings Bhd.	34,700	26

CIMB Group Holdings Bhd.	86,000	112

Hong Leong Bank Bhd.	8,700	39

Malayan Banking Bhd.	59,000	118

Public Bank Bhd.	178,100	178

RHB Bank Bhd.	17,800	23

		496

INDUSTRIALS 0.2%

AirAsia Group Bhd. (a)	186,200	35

IJM Corp. Bhd.	66,100	24

Malaysia Airports Holdings Bhd. (a)	25,700	37

MISC Bhd.	37,500	64

Sime Darby Bhd.	61,000	34

		194

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	33,700	72

Press Metal Aluminium Holdings Bhd.	18,300	25

		97

UTILITIES 0.2%

Petronas Gas Bhd.	6,000	26

Tenaga Nasional Bhd.	70,900	159

		185

Total Malaysia		1,519

	SHARES	MARKET VALUE (000S)
MEXICO 2.5%

COMMUNICATION SERVICES 0.9%

America Movil S.A.B. de C.V.	930,606	$986

Grupo Televisa S.A.B.	9,766	18

Megacable Holdings S.A.B. de C.V.	12,834	44

		1,048

CONSUMER STAPLES 0.9%

Arca Continental S.A.B. de C.V.	15,300	97

Coca-Cola Femsa S.A.B. de C.V.	37,020	202

Gruma S.A.B. de C.V. ‘B’	10,934	140

Grupo Bimbo S.A.B. de C.V. ‘A’	12,600	39

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	71,830	109

Wal-Mart de Mexico S.A.B. de C.V.	137,362	510

		1,097

FINANCIALS 0.1%

Grupo Elektra S.A.B. de C.V.	535	41

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	4,834	31

		72

INDUSTRIALS 0.1%

Alfa S.A.B. de C.V. ‘A’	95,798	70

Grupo Aeroportuario del Pacifico S.A.B. de C.V.	2,566	36

Grupo Aeroportuario del Sureste S.A.B. de C.V.	975	20

		126

MATERIALS 0.5%

Alpek S.A.B. de C.V.	53,032	58

Cemex S.A.B. de C.V.	71,230	48

Grupo Mexico S.A.B. de C.V. ‘B’	96,296	420

Orbia Advance Corp. S.A.B. de C.V.	9,700	25

		551

Total Mexico		2,894

PHILIPPINES 0.6%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	1,295	84

PLDT, Inc.	4,675	166

		250

CONSUMER STAPLES 0.0%

Universal Robina Corp.	9,900	25

FINANCIALS 0.1%

Bank of the Philippine Islands	16,881	31

BDO Unibank, Inc.	13,850	33

Metro Pacific Investments Corp.	527,000	40

Metropolitan Bank & Trust Co.	39,492	43

		147

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	150,500	35

Ayala Corp.	1,140	19

DMCI Holdings, Inc.	224,800	34

International Container Terminal Services, Inc.	20,750	81

		169

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Manila Electric Co.	7,970	$46

Total Philippines		637

POLAND 1.0%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	15,262	132

Orange Polska S.A. (a)	25,933	54

		186

ENERGY 0.4%

Grupa Lotos S.A.	4,420	67

Jastrzebska Spolka Weglowa S.A. (a)	2,163	19

Polski Koncern Naftowy ORLEN S.A.	17,936	330

		416

FINANCIALS 0.3%

Bank Polska Kasa Opieki S.A.	1,052	32

Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	3,733	41

Powszechny Zaklad Ubezpieczen S.A.	22,492	196

Santander Bank Polska S.A.	448	39

		308

MATERIALS 0.1%

KGHM Polska Miedz S.A.	2,685	93

UTILITIES 0.1%

PGE Polska Grupa Energetyczna S.A. (a)	24,421	49

Tauron Polska Energia S.A.	66,684	44

		93

Total Poland		1,096

ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle PLC	4,026	27

Total Romania		27

RUSSIA 9.1%

CONSUMER STAPLES 0.2%

Magnit PJSC	3,363	243

ENERGY 6.5%

Gazprom Neft PJSC	17,170	124

Gazprom PJSC	797,580	3,652

LUKOIL PJSC	19,723	1,756

Novatek PJSC	27,564	629

Rosneft Oil Co. PJSC	83,040	662

Surgutneftegas PJSC	882,200	466

Tatneft PJSC	24,091	160

		7,449

FINANCIALS 0.9%

Sberbank of Russia PJSC	147,490	578

VTB Bank PJSC	753,392,500	482

		1,060

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 1.3%

Magnitogorsk Iron & Steel Works PJSC	202,550	$187

MMC Norilsk Nickel PJSC	1,594	485

Novolipetsk Steel PJSC	111,370	322

Severstal PAO	21,814	465

		1,459

UTILITIES 0.2%

Inter RAO UES PJSC	2,008,500	114

Rosseti PJSC	4,209,000	62

		176

Total Russia		10,387

SAUDI ARABIA 2.3%

COMMUNICATION SERVICES 0.2%

Saudi Telecom Co.	6,421	192

CONSUMER DISCRETIONARY 0.1%

Jarir Marketing Co.	1,335	70

CONSUMER STAPLES 0.0%

Almarai Co. JSC	4,164	54

ENERGY 0.3%

Saudi Arabian Oil Co.	30,000	286

FINANCIALS 0.6%

Al Rajhi Bank	14,252	537

Alinma Bank	5,635	36

Bank AlBilad (a)	2,122	26

Banque Saudi Fransi	3,150	40

Riyad Bank	4,002	29

Saudi British Bank	2,749	24

Saudi National Bank	1,906	33

		725

HEALTH CARE 0.0%

Dr Sulaiman Al Habib Medical Services Group Co.	478	21

MATERIALS 1.1%

Advanced Petrochemical Co.	1,391	26

National Petrochemical Co.	2,568	27

SABIC Agri-Nutrients Co.	4,062	191

Sahara International Petrochemical Co.	5,631	63

Saudi Arabian Mining Co. (a)	1,913	40

Saudi Basic Industries Corp.	18,433	568

Saudi Cement Co.	2,330	34

Saudi Industrial Investment Group	11,508	95

Saudi Kayan Petrochemical Co. (a)	10,529	48

Southern Province Cement Co.	1,781	33

Yanbu National Petrochemical Co.	5,254	96

		1,221

UTILITIES 0.0%

Saudi Electricity Co.	6,629	42

Total Saudi Arabia		2,611

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	6,400	$47

Total Singapore		47

SOUTH AFRICA 4.0%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd. (a)	57,997	622

MultiChoice Group	8,526	65

Telkom S.A. SOC Ltd.	23,698	81

Vodacom Group Ltd.	4,285	36

		804

CONSUMER DISCRETIONARY 0.3%

Foschini Group Ltd. (a)	7,313	57

Motus Holdings Ltd.	7,381	51

Mr Price Group Ltd.	5,649	71

Truworths International Ltd.	15,705	52

Woolworths Holdings Ltd.	28,389	92

		323

CONSUMER STAPLES 0.5%

AVI Ltd.	7,505	35

Bid Corp. Ltd.	7,559	155

Distell Group Holdings Ltd. (a)	2,656	28

Massmart Holdings Ltd. (a)	7,169	27

Pick n Pay Stores Ltd.	10,712	35

Shoprite Holdings Ltd.	15,962	209

SPAR Group Ltd.	5,090	54

Tiger Brands Ltd.	4,402	50

		593

ENERGY 0.1%

Exxaro Resources Ltd.	18,470	177

FINANCIALS 0.4%

Absa Group Ltd.	5,204	50

FirstRand Ltd.	34,680	132

Nedbank Group Ltd.	2,990	33

Old Mutual Ltd.	25,504	21

Sanlam Ltd.	6,524	24

Standard Bank Group Ltd.	20,855	183

		443

HEALTH CARE 0.1%

Aspen Pharmacare Holdings Ltd.	1,457	20

Life Healthcare Group Holdings Ltd.	24,020	36

Netcare Ltd. (a)	22,914	23

		79

INDUSTRIALS 0.1%

Barloworld Ltd.	4,697	45

Bidvest Group Ltd.	2,127	25

		70

MATERIALS 1.8%

Anglo American Platinum Ltd.	374	43

AngloGold Ashanti Ltd.	11,385	240

Gold Fields Ltd.	42,462	470

Impala Platinum Holdings Ltd.	51,069	720

Kumba Iron Ore Ltd.	3,770	109

	SHARES	MARKET VALUE (000S)

Sappi Ltd. (a)	21,881	$62

Sasol Ltd. (a)	27,107	444

		2,088

Total South Africa		4,577

SOUTH KOREA 17.1%

COMMUNICATION SERVICES 1.6%

Kakao Corp.	932	88

KT Corp.	16,645	427

LG Uplus Corp.	18,434	210

NAVER Corp.	1,728	549

NCSoft Corp.	286	154

SK Telecom Co. Ltd.	7,926	385

		1,813

CONSUMER DISCRETIONARY 4.9%

Coway Co. Ltd.	1,873	117

Hankook Tire & Technology Co. Ltd.	2,950	99

Hanon Systems	1,546	18

Hyundai Department Store Co. Ltd.	767	48

Hyundai Mobis Co. Ltd.	3,091	661

Hyundai Motor Co.	9,829	1,725

Hyundai Wia Corp.	1,746	117

Kangwon Land, Inc.	6,401	129

Kia Corp.	18,919	1,306

LG Electronics, Inc.	10,492	1,215

LOTTE Himart Co. Ltd.	2,007	42

Lotte Shopping Co. Ltd. (c)	1,038	76

Mando Corp.	704	37

Shinsegae, Inc.	140	30

		5,620

CONSUMER STAPLES 0.9%

Amorepacific Corp.	1,307	84

CJ CheilJedang Corp.	300	98

E-MART, Inc.	2,115	268

GS Retail Co. Ltd.	1,080	27

KT&G Corp.	6,186	411

LG Household & Health Care Ltd.	173	160

		1,048

ENERGY 1.2%

GS Holdings Corp.	5,372	177

S-Oil Corp.	353	25

SK Innovation Co. Ltd.	5,834	1,168

		1,370

FINANCIALS 2.1%

BNK Financial Group, Inc.	29,813	210

DB Insurance Co. Ltd.	2,906	132

DGB Financial Group, Inc.	13,792	109

Hana Financial Group, Inc.	2,543	90

Hanwha Life Insurance Co. Ltd.	13,318	33

Hyundai Marine & Fire Insurance Co. Ltd.	7,489	144

Industrial Bank of Korea	22,741	197

KB Financial Group, Inc.	2,067	95

Korea Investment Holdings Co. Ltd.	438	30

Meritz Financial Group, Inc.	2,773	103

Meritz Fire & Marine Insurance Co. Ltd.	4,262	120

Samsung Card Co. Ltd.	888	23

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Samsung Fire & Marine Insurance Co. Ltd.	1,328	$226

Samsung Life Insurance Co. Ltd.	3,726	201

Shinhan Financial Group Co. Ltd.	19,836	613

Woori Financial Group, Inc.	5,286	56

		2,382

HEALTH CARE 0.0%

Genome & Co. (a)	1,030	30

INDUSTRIALS 2.1%

CJ Corp.	955	67

Daewoo Engineering & Construction Co. Ltd. (a)	7,537	37

Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	1,549	30

Doosan Bobcat, Inc.	1,186	41

Doosan Co. Ltd. (c)	1,202	119

Doosan Heavy Industries & Construction Co. Ltd. (a)	20,721	355

GS Engineering & Construction Corp.	579	19

Hanwha Corp.	6,034	159

HDC Hyundai Development Co-Engineering & Construction	1,065	20

Hyundai Doosan Infracore Co. Ltd. (a)(c)	6,831	41

Hyundai Engineering & Construction Co. Ltd.	2,950	110

Hyundai Glovis Co. Ltd.	1,466	207

Hyundai Heavy Industries Holdings Co. Ltd.	2,918	132

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	326	26

Korean Air Lines Co. Ltd.	6,949	171

LG Corp.	3,297	224

LG International Corp.	4,115	91

Lotte Confectionery Co. Ltd.	878	22

LS Corp.	1,267	58

Posco International Corp.	7,182	135

SK Holdings Inc.	1,344	283

SK Networks Co. Ltd.	6,784	29

		2,376

INFORMATION TECHNOLOGY 1.8%

LG Display Co. Ltd. (a)(c)	36,787	759

LG Innotek Co. Ltd.	125	38

Samsung Electro-Mechanics Co. Ltd.	115	19

Samsung SDI Co. Ltd.	49	27

SK Hynix, Inc.	8,503	934

SK Square Co. Ltd. (a)	4,389	245

		2,022

MATERIALS 2.0%

Dongkuk Steel Mill Co. Ltd.	13,063	175

Hyundai Steel Co.	9,821	338

Kolon Industries, Inc.	1,230	73

Korea Zinc Co. Ltd.	409	176

Kumho Petrochemical Co. Ltd.	109	15

POSCO	6,242	1,448

SKC Co. Ltd.	130	19

Young Poong Corp.	73	40

		2,284

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

Korea Electric Power Corp.	24,701	$459

Korea Gas Corp.	5,705	187

		646

Total South Korea		19,591

TAIWAN 18.8%

COMMUNICATION SERVICES 0.5%

Chunghwa Telecom Co. Ltd.	97,000	408

Far EasTone Telecommunications Co. Ltd.	43,000	100

Taiwan Mobile Co. Ltd.	37,000	134

		642

CONSUMER DISCRETIONARY 0.7%

Cheng Shin Rubber Industry Co. Ltd.	88,000	115

China Motor Corp.	24,000	55

Eclat Textile Co. Ltd.	3,000	68

Feng TAY Enterprise Co. Ltd.	5,000	42

Formosa Taffeta Co. Ltd.	27,000	28

Giant Manufacturing Co. Ltd.	2,000	25

Hotai Motor Co. Ltd.	3,000	67

Kenda Rubber Industrial Co. Ltd.	21,000	24

Kinpo Electronics	65,000	38

Nien Made Enterprise Co. Ltd.	2,000	30

Pou Chen Corp.	88,000	105

Ruentex Industries Ltd.	32,800	115

Yulon Motor Co. Ltd.	52,509	79

		791

CONSUMER STAPLES 0.4%

Great Wall Enterprise Co. Ltd.	24,960	48

President Chain Store Corp.	17,000	168

Uni-President Enterprises Corp.	98,000	243

		459

ENERGY 0.1%

Formosa Petrochemical Corp.	28,000	97

FINANCIALS 2.6%

Cathay Financial Holding Co. Ltd.	283,000	638

Chailease Holding Co. Ltd.	3,650	35

China Development Financial Holding Corp.	435,096	275

CTBC Financial Holding Co. Ltd.	402,000	377

E.Sun Financial Holding Co. Ltd.	18,648	19

First Financial Holding Co. Ltd.	111,490	99

Fubon Financial Holding Co. Ltd.	323,369	890

Hua Nan Financial Holdings Co. Ltd. ‘C’	70,371	54

Mega Financial Holding Co. Ltd.	102,000	131

Shanghai Commercial & Savings Bank Ltd.	11,605	20

Shin Kong Financial Holding Co. Ltd.	221,307	88

SinoPac Financial Holdings Co. Ltd.	225,528	131

Taichung Commercial Bank Co. Ltd.	81,000	35

Taishin Financial Holding Co. Ltd.	141,552	97

Taiwan Cooperative Financial Holding Co. Ltd.	30,560	28

	SHARES	MARKET VALUE (000S)

Yuanta Financial Holding Co. Ltd.	40,000	$36

		2,953

INDUSTRIALS 0.8%

China Airlines Ltd.	145,000	144

CTCI Corp.	28,000	38

Eva Airways Corp.	31,400	32

Evergreen Marine Corp. Taiwan Ltd.	24,000	123

Far Eastern New Century Corp.	124,000	131

Taiwan High Speed Rail Corp.	33,000	35

Tatung Co. Ltd. (a)	30,000	35

Teco Electric and Machinery Co. Ltd.	45,000	51

Walsin Lihwa Corp.	229,000	219

Wan Hai Lines Ltd.	17,000	121

		929

INFORMATION TECHNOLOGY 11.3%

Accton Technology Corp.	3,000	28

Acer, Inc.	241,000	265

Advantech Co. Ltd.	1,291	18

ASE Technology Holding Co. Ltd.	19,000	73

Asustek Computer, Inc.	45,000	611

AU Optronics Corp.	1,301,000	1,076

Catcher Technology Co. Ltd.	37,000	209

Cheng Uei Precision Industry Co. Ltd.	20,000	29

Chicony Electronics Co. Ltd.	31,000	92

Compal Electronics, Inc.	259,000	226

Delta Electronics, Inc.	5,000	50

Foxconn Technology Co. Ltd.	31,000	73

Gigabyte Technology Co. Ltd.	7,000	39

Hon Hai Precision Industry Co. Ltd.	229,600	861

HTC Corp. (a)	13,000	40

Innolux Corp.	2,170,000	1,533

Inventec Corp.	154,000	139

King Yuan Electronics Co. Ltd.	12,000	19

Kinsus Interconnect Technology Corp.	4,000	34

Largan Precision Co. Ltd.	260	23

Lite-On Technology Corp.	85,000	196

MediaTek, Inc.	39,000	1,673

Micro-Star International Co. Ltd.	40,000	232

Nan Ya Printed Circuit Board Corp.	2,000	41

Nanya Technology Corp.	12,000	34

Novatek Microelectronics Corp.	27,000	524

Pegatron Corp.	91,000	227

Powertech Technology, Inc.	56,000	197

Quanta Computer, Inc.	108,000	369

Radiant Opto-Electronics Corp.	6,000	22

Realtek Semiconductor Corp.	3,000	63

Silicon Motion Technology Corp. ADR	267	25

Supreme Electronics Co. Ltd.	102,593	187

Synnex Technology International Corp.	55,000	131

Taiwan Semiconductor Manufacturing Co. Ltd.	77,000	1,703

TPK Holding Co. Ltd.	15,000	24

Transcend Information, Inc.	11,000	29

Tripod Technology Corp.	15,000	67

Unimicron Technology Corp.	3,000	25

United Microelectronics Corp.	527,000	1,235

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Wistron Corp.	198,347	$209

WPG Holdings Ltd.	58,560	111

WT Microelectronics Co. Ltd.	14,000	37

Yageo Corp.	2,000	35

Zhen Ding Technology Holding Ltd.	14,000	51

		12,885

MATERIALS 2.3%

Asia Cement Corp.	125,000	200

Cheng Loong Corp.	32,000	41

China Steel Corp.	470,000	600

Eternal Materials Co. Ltd.	32,000	47

Feng Hsin Steel Co. Ltd.	23,000	69

Formosa Chemicals & Fibre Corp.	71,000	207

Formosa Plastics Corp.	143,000	537

Nan Ya Plastics Corp.	132,000	407

TA Chen Stainless Pipe	16,000	27

Taiwan Cement Corp.	220,422	382

Taiwan Fertilizer Co. Ltd.	14,000	35

Tung Ho Steel Enterprise Corp.	20,020	48

YFY, Inc.	40,000	51

		2,651

REAL ESTATE 0.1%

Farglory Land Development Co. Ltd.	13,000	29

Highwealth Construction Corp.	26,000	43

Ruentex Development Co. Ltd.	11,800	27

		99

Total Taiwan		21,506

THAILAND 4.4%

COMMUNICATION SERVICES 0.5%

Advanced Info Service PCL	35,500	244

Digital Telecommunications Infrastructure Fund	264,500	110

Intouch Holdings PCL	32,200	77

Jasmine International PCL	335,500	35

Total Access Communication PCL	35,300	49

True Corp. PCL	253,000	36

		551

CONSUMER DISCRETIONARY 0.1%

Central Retail Corp. PCL	33,600	32

Home Product Center PCL	80,700	35

Minor International PCL	39,600	34

Sri Trang Agro-Industry PCL	47,400	44

		145

CONSUMER STAPLES 0.5%

Berli Jucker PCL	26,300	24

Charoen Pokphand Foods PCL	145,200	111

CP ALL PCL	108,300	191

Thai Beverage PCL	233,900	115

Thai Union Group PCL ‘F’	266,100	155

		596

ENERGY 1.2%

Bangchak Corp. PCL	138,000	104

Esso Thailand PCL (a)(c)	123,300	27

IRPC PCL	1,837,500	211

	SHARES	MARKET VALUE (000S)

PTT Exploration & Production PCL	31,300	$110

PTT PCL	582,000	661

Star Petroleum Refining PCL	483,700	142

Thai Oil PCL	101,500	150

		1,405

FINANCIALS 0.5%

Bangkok Bank PCL	40,600	147

Kasikornbank PCL	29,700	126

Krung Thai Bank PCL	161,700	64

Siam Commercial Bank PCL	10,300	39

Thanachart Capital PCL	138,000	156

Tisco Financial Group PCL	7,400	21

TMBThanachart Bank PCL	892,800	39

		592

HEALTH CARE 0.1%

Bangkok Dusit Medical Services PCL ‘F’	113,600	78

Bumrungrad Hospital PCL	9,200	39

		117

INDUSTRIALS 0.4%

Airports of Thailand PCL	10,100	18

Bangkok Expressway & Metro PCL	137,500	35

Delta Electronics Thailand PCL	26,400	327

Jasmine Broadband Internet Infrastructure Fund	274,800	85

		465

INFORMATION TECHNOLOGY 0.0%

Fabrinet (a)	328	39

MATERIALS 0.8%

Indorama Ventures PCL	27,100	35

PTT Global Chemical PCL	145,800	256

SCG Packaging PCL	18,200	38

Siam Cement PCL	44,600	516

		845

REAL ESTATE 0.2%

Central Pattana PCL	20,900	35

Land & Houses PCL NVDR	444,500	117

Sansiri PCL	738,700	27

Supalai PCL	65,400	45

		224

UTILITIES 0.1%

Electricity Generating PCL	7,500	39

Ratch Group PCL	13,500	18

		57

Total Thailand		5,036

TURKEY 1.6%

COMMUNICATION SERVICES 0.1%

Turkcell Iletisim Hizmetleri A/S	84,722	118

CONSUMER DISCRETIONARY 0.3%

Arcelik A/S	32,834	120

Dogan Sirketler Grubu Holding A/S	95,827	20

Ford Otomotiv Sanayi A/S	5,401	97

	SHARES	MARKET VALUE (000S)

Tofas Turk Otomobil Fabrikasi A/S	16,558	$95

		332

CONSUMER STAPLES 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	12,409	28

BIM Birlesik Magazalar A/S	18,542	86

Coca-Cola Icecek A/S	2,825	19

		133

ENERGY 0.3%

Turkiye Petrol Rafinerileri A/S	25,792	301

FINANCIALS 0.3%

Haci Omer Sabanci Holding A/S	109,452	109

Is Yatirim Menkul Degerler A/S	28,784	51

Turkiye Halk Bankasi A/S (a)(c)	58,098	20

Turkiye Is Bankasi ‘C’	183,177	99

Turkiye Vakiflar Bankasi TAO ‘D’ (a)	106,139	29

Yapi ve Kredi Bankasi A/S	121,747	31

		339

INDUSTRIALS 0.3%

Enka Insaat ve Sanayi A/S	80,930	92

KOC Holding A/S	34,335	74

Turk Hava Yollari AO (a)	112,561	170

Turkiye Sise ve Cam Fabrikalari A/S	32,344	33

		369

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	47,593	102

Petkim Petrokimya Holding A/S (a)	49,349	29

		131

UTILITIES 0.1%

Aygaz A/S	43,669	74

Total Turkey		1,797

UKRAINE 0.1%

CONSUMER STAPLES 0.1%

Kernel Holding S.A.	4,479	65

Total Ukraine		65

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	26,000	32

Total United States		32

Total Common Stocks (Cost $82,128)		105,058

	UNITS
EQUITY-LINKED SECURITIES 0.4%

UNITED KINGDOM 0.4%

FINANCIALS 0.4%

HSBC Bank PLC, Bank of Jiangsu Co. Ltd. - Exp. 06/25/2022	41,900	38

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	UNITS	MARKET VALUE (000S)

HSBC Bank PLC, Hesteel Co. Ltd. - Exp. 10/08/2021	92,800	$36

HSBC Bank PLC, Huayu Automotive Systems Co. Ltd. - Exp. 07/18/2022	6,500	29

HSBC Bank PLC, Industrial Bank Co. Ltd. - Exp. 09/16/2022	76,300	228

HSBC Bank PLC, Kweichow Moutai Co. Ltd. - Exp. 08/15/2022	100	32

HSBC Bank PLC, Power Construction Corp of China Ltd - Exp. 06/25/2022	40,600	52

HSBC Bank PLC, Rongsheng Petrochemical Co. Ltd. - Exp. 03/18/2022	5,500	16

HSBC Bank PLC, TBEA Co. Ltd. - Exp. 06/25/2022	9,300	31

		462

Total Equity-Linked Securities (Cost $453)		462

	SHARES
EXCHANGE-TRADED FUNDS 4.6%

UNITED STATES 4.6%

iShares MSCI India ETF	113,636	5,209

Total Exchange-Traded Funds (Cost $4,862)		5,209

PREFERRED STOCKS 1.9%

BRAZIL 1.6%

BANKING & FINANCE 0.1%

Itau Unibanco Holding S.A.	41,250	155

INDUSTRIALS 0.8%

Braskem S.A.	13,400	142

Gerdau S.A.	90,400	444

Metalurgica Gerdau S.A.	142,000	290

		876

UTILITIES 0.7%

Cia de Transmissao de Energia Eletrica Paulista	25,300	111

Cia Energetica de Minas Gerais	170,147	406

Petroleo Brasileiro S.A.	59,700	303

		820

Total Brazil		1,851

	SHARES	MARKET VALUE (000S)
CHILE 0.2%

INDUSTRIALS 0.2%

Embotelladora Andina S.A.	45,937	$100

Sociedad Quimica y Minera de Chile S.A.	2,730	139

		239

Total Chile		239

RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC	3,744	50

Transneft PJSC (c)	22	46

		96

Total Russia		96

TAIWAN 0.0%

BANKING & FINANCE 0.0%

China Development Financial Holding Corp.	25,638	9

Total Taiwan		9

Total Preferred Stocks (Cost $1,625)		2,195

REAL ESTATE INVESTMENT TRUSTS 0.0%

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	28,494	28

Total South Africa		28

TURKEY 0.0%

REAL ESTATE 0.0%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	144,981	23

Total Turkey		23

Total Real Estate Investment Trusts (Cost $66)		51

RIGHTS 0.0%

SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

Doosan Heavy Industries & Construction Co. Ltd.	2,636	10

Total Rights (Cost $0)		10

	SHARES	MARKET VALUE (000S)
WARRANTS 0.1%

UNITED KINGDOM 0.1%

FINANCIALS 0.0%

Bank of Nanjing Co. Ltd. - Exp. 12/17/2022	15,900	$23

INDUSTRIALS 0.1%

Inner Mongolia Yili Industrial Group Co. Ltd. - Exp. 02/07/2022	5,300	35

SAIC Motor Corp. Ltd. - Exp. 12/07/2022	5,600	18

Tongwei Co. Ltd. - Exp. 12/17/2022	4,700	33

		86

Total Warrants (Cost $108)		109

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (e) 2.3%
		2,644

Total Short-Term Instruments (Cost $2,644)		2,644

Total Investments in Securities (Cost $91,886)		115,738

INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

MUTUAL FUNDS 1.5%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	1,698,056	1,698

Total Short-Term Instruments (Cost $1,698)		1,698

Total Investments in Affiliates (Cost $1,698)		1,698

Total Investments 102.7% (Cost $93,584)		$117,436

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(8)

Other Assets and Liabilities, net (2.7)%		(3,079)

Net Assets 100.0%		$114,349

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $1,777 were out on loan in exchange for $1,848 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,644	U.S. Treasury Notes 2.875% due 08/15/2028	$(2,697)	$2,644	$2,644

Total Repurchase Agreements						$(2,697)	$2,644	$2,644

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,644	$0	$0	$0	$2,644	$(2,697)	$(53)

Master Securities lending Agreement
BCY	0	0	0	85	85	(91)	(6)
BSN	0	0	0	918	918	(938)	(20)
GSC	0	0	0	706	706	(743)	(37)
MBC	0	0	0	9	9	(13)	(4)
MSC	0	0	0	37	37	(40)	(3)
UBS	0	0	0	22	22	(23)	(1)

Total Borrowings and Other Financing Transactions	$2,644	$0	$0	$1,777

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$1,826	$0	$0	$0	$1,826
Preferred Securities	9	0	0	0	9
Real Estate Investment Trusts	13	0	0	0	13

Total Borrowings	$1,848	$0	$0	$0	$1,848

Payable for securities on loan - cash collateral					$1,848

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	01/2022	BRL	2,168	$381	$0	$(9)
	01/2022	HKD	6,571	843	0	0
	01/2022	KRW	1,425,200	1,200	1	0
	01/2022	PLN	282	69	0	0
	01/2022	RUB	38,802	519	2	0
	01/2022	THB	9,201	275	0	(1)
	01/2022	TWD	37,970	1,371	0	(1)
	01/2022	ZAR	5,963	374	0	0

Total Forward Foreign Currency Contracts					$3	$(11)

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$3	$0	$0	$3	$(11)	$0	$0	$(11)	$(8)	$0	$(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8)	$0	$(8)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$0	$36	$0	$36
Consumer Discretionary	0	246	0	246
Consumer Staples	0	1,033	0	1,033
Energy	0	288	0	288
Financials	0	535	0	535
Health Care	0	20	0	20
Industrials	0	123	0	123
Materials	0	1,345	0	1,345
Utilities	0	208	0	208
Chile
Consumer Discretionary	120	0	0	120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Consumer Staples	$213	$84	$0	$297
Energy	47	0	0	47
Financials	30	51	0	81
Materials	23	0	0	23
Utilities	32	175	0	207
China
Communication Services	375	0	0	375
Consumer Discretionary	151	1,464	0	1,615
Consumer Staples	30	665	0	695
Energy	0	2,460	0	2,460
Financials	0	1,976	0	1,976
Health Care	0	237	0	237
Industrials	74	1,065	0	1,139
Information Technology	0	458	0	458

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Materials	$0	$1,195	$0	$1,195
Real Estate	0	429	0	429
Utilities	0	1,064	0	1,064
Greece
Communication Services	0	102	0	102
Consumer Discretionary	0	19	0	19
Energy	0	28	0	28
Financials	0	218	0	218
Utilities	0	112	0	112
Hong Kong
Consumer Discretionary	0	85	0	85
Consumer Staples	0	155	0	155
Financials	31	345	0	376
Industrials	0	232	0	232
Real Estate	40	523	0	563
Utilities	158	2,261	0	2,419
India
Consumer Discretionary	950	0	0	950
Energy	709	0	0	709
Financials	2,473	0	0	2,473
Health Care	499	0	0	499
Industrials	800	0	0	800
Information Technology	5,639	0	0	5,639
Indonesia
Communication Services	0	386	0	386
Consumer Discretionary	0	172	0	172
Consumer Staples	0	226	0	226
Energy	62	335	0	397
Financials	0	275	0	275
Health Care	33	0	0	33
Materials	0	69	0	69
Utilities	0	47	0	47
Malaysia
Communication Services	103	125	0	228
Consumer Discretionary	0	183	0	183
Consumer Staples	111	25	0	136
Financials	26	470	0	496
Industrials	0	194	0	194
Materials	97	0	0	97
Utilities	0	185	0	185
Mexico
Communication Services	1,048	0	0	1,048
Consumer Staples	1,097	0	0	1,097
Financials	72	0	0	72
Industrials	126	0	0	126
Materials	551	0	0	551
Philippines
Communication Services	166	84	0	250
Consumer Staples	25	0	0	25
Financials	0	147	0	147
Industrials	116	53	0	169
Utilities	0	46	0	46
Poland
Communication Services	186	0	0	186
Energy	0	416	0	416
Financials	0	308	0	308
Materials	0	93	0	93
Utilities	0	93	0	93
Romania
Real Estate	27	0	0	27
Russia
Consumer Staples	0	243	0	243
Energy	0	7,449	0	7,449
Financials	0	1,060	0	1,060
Materials	0	1,459	0	1,459
Utilities	0	176	0	176
Saudi Arabia
Communication Services	0	192	0	192
Consumer Discretionary	0	70	0	70
Consumer Staples	0	54	0	54
Energy	0	286	0	286

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financials	$62	$663	$0	$725
Health Care	0	21	0	21
Materials	33	1,188	0	1,221
Utilities	0	42	0	42
Singapore
Industrials	0	47	0	47
South Africa
Communication Services	81	723	0	804
Consumer Discretionary	252	71	0	323
Consumer Staples	438	155	0	593
Energy	177	0	0	177
Financials	78	365	0	443
Health Care	79	0	0	79
Industrials	70	0	0	70
Materials	0	2,088	0	2,088
South Korea
Communication Services	0	1,813	0	1,813
Consumer Discretionary	0	5,620	0	5,620
Consumer Staples	0	1,048	0	1,048
Energy	0	1,370	0	1,370
Financials	0	2,382	0	2,382
Health Care	0	30	0	30
Industrials	0	2,376	0	2,376
Information Technology	245	1,777	0	2,022
Materials	0	2,284	0	2,284
Utilities	0	646	0	646
Taiwan
Communication Services	0	642	0	642
Consumer Discretionary	0	791	0	791
Consumer Staples	0	459	0	459
Energy	0	97	0	97
Financials	0	2,953	0	2,953
Industrials	0	929	0	929
Information Technology	5,282	7,603	0	12,885
Materials	0	2,651	0	2,651
Real Estate	0	99	0	99
Thailand
Communication Services	0	551	0	551
Consumer Discretionary	0	145	0	145
Consumer Staples	0	596	0	596
Energy	0	1,405	0	1,405
Financials	0	592	0	592
Health Care	0	117	0	117
Industrials	0	465	0	465
Information Technology	39	0	0	39
Materials	35	810	0	845
Real Estate	0	224	0	224
Utilities	0	57	0	57
Turkey
Communication Services	118	0	0	118
Consumer Discretionary	332	0	0	332
Consumer Staples	114	19	0	133
Energy	0	301	0	301
Financials	31	308	0	339
Industrials	369	0	0	369
Materials	102	29	0	131
Utilities	74	0	0	74
Ukraine
Consumer Staples	0	65	0	65
United States
Consumer Discretionary	0	32	0	32
Equity-Linked Securities
United Kingdom
Financials	0	462	0	462
Exchange-Traded Funds
United States	5,209	0	0	5,209
Preferred Stocks
Brazil
Banking & Finance	0	155	0	155
Industrials	0	876	0	876
Utilities	0	820	0	820

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Chile
Industrials	$100	$139	$0	$239
Russia
Utilities	0	96	0	96
Taiwan
Banking & Finance	9	0	0	9
Real Estate Investment Trusts
South Africa
Real Estate	28	0	0	28
Turkey
Real Estate	23	0	0	23
Rights
South Korea
Industrials	0	10	0	10
Warrants
United Kingdom
Financials	0	23	0	23
Industrials	0	86	0	86
Short-Term Instruments
Repurchase Agreements	0	2,644	0	2,644

	$29,620	$86,118	$0	$115,738

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$1,698	$0	$0	$1,698

Total Investments	$31,318	$86,118	$0	$117,436

Financial Derivative Instruments - Assets
Over the counter	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$(8)	$0	$(8)

Totals	$31,318	$86,110	$0	$117,428

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

COMMON STOCKS 96.5%

AUSTRALIA 4.9%

COMMUNICATION SERVICES 0.5%

carsales.com Ltd.	1,266	$23

Nine Entertainment Co. Holdings Ltd.	5,374	11

oOh!media Ltd. (a)	22,652	28

REA Group Ltd.	408	50

SEEK Ltd.	2,036	49

Telstra Corp. Ltd.	116,272	353

		514

CONSUMER DISCRETIONARY 0.7%

Aristocrat Leisure Ltd.	891	28

Breville Group Ltd.	1,163	27

Crown Resorts Ltd. (a)	10,347	90

Domino’s Pizza Enterprises Ltd.	449	39

Harvey Norman Holdings Ltd.	8,055	29

JB Hi-Fi Ltd.	1,372	48

Super Retail Group Ltd.	4,577	41

Tabcorp Holdings Ltd.	7,898	29

Wesfarmers Ltd.	6,741	291

		622

CONSUMER STAPLES 0.6%

Coles Group Ltd.	4,270	56

GrainCorp Ltd. ‘A’	6,869	42

Metcash Ltd.	18,419	60

Woolworths Group Ltd.	13,355	369

		527

ENERGY 0.2%

Ampol Ltd.	3,028	65

Santos Ltd.	6,364	29

Viva Energy Group Ltd.	15,341	26

Whitehaven Coal Ltd. (a)	14,115	27

Woodside Petroleum Ltd.	3,858	62

		209

FINANCIALS 1.0%

AMP Ltd. (a)	71,653	53

Australia & New Zealand Banking Group Ltd.	5,676	114

Bank of Queensland Ltd.	4,822	28

Bendigo & Adelaide Bank Ltd.	4,421	29

Commonwealth Bank of Australia	2,021	148

Macquarie Group Ltd.	780	117

Medibank Pvt Ltd.	24,879	60

National Australia Bank Ltd.	6,985	147

NIB Holdings Ltd.	4,319	22

Perpetual Ltd.	726	19

QBE Insurance Group Ltd.	4,837	40

Suncorp Group Ltd.	17,125	138

		915

HEALTH CARE 0.3%

Ansell Ltd.	1,231	28

Cochlear Ltd.	184	29

CSL Ltd.	406	86

Ramsay Health Care Ltd.	635	33

	SHARES	MARKET VALUE (000S)

Sonic Healthcare Ltd.	1,958	$66

		242

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	12,174	31

Brambles Ltd.	8,108	63

Downer EDI Ltd.	7,797	34

Qantas Airways Ltd. (a)	7,971	29

Sydney Airport (a)	4,013	25

Transurban Group	3,249	33

		215

INFORMATION TECHNOLOGY 0.1%

Atlassian Corp. PLC ‘A’ (a)	265	101

Computershare Ltd.	1,687	25

		126

MATERIALS 1.1%

BHP Group Ltd.	4,370	132

BHP Group PLC	4,390	131

BlueScope Steel Ltd.	6,778	103

Boral Ltd. (a)	11,183	50

CSR Ltd.	8,486	36

Fortescue Metals Group Ltd.	15,343	216

IGO Ltd.	3,882	33

Iluka Resources Ltd.	3,585	26

Incitec Pivot Ltd.	19,618	46

Mineral Resources Ltd.	1,170	48

Newcrest Mining Ltd.	1,706	31

Northern Star Resources Ltd.	4,372	30

OZ Minerals Ltd.	1,839	38

Rio Tinto Ltd.	1,116	81

Sandfire Resources Ltd.	6,241	30

		1,031

UTILITIES 0.2%

AGL Energy Ltd.	7,644	34

APA Group	2,979	22

Origin Energy Ltd.	29,453	112

		168

Total Australia		4,569

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	2,038	115

FINANCIALS 0.1%

Erste Group Bank AG	640	30

Raiffeisen Bank International AG	970	29

		59

INDUSTRIALS 0.0%

Andritz AG	561	29

MATERIALS 0.1%

voestalpine AG	943	34

Wienerberger AG	766	28

		62

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

CA Immobilien Anlagen AG	566	$21

Total Austria		286

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus SADP	2,067	40

FINANCIALS 0.1%

Ageas S.A.	865	45

Gimv NV	374	23

KBC Group NV	560	48

		116

HEALTH CARE 0.0%

UCB S.A.	194	22

INDUSTRIALS 0.1%

Ackermans & van Haaren NV	153	29

bpost S.A.	2,277	20

		49

INFORMATION TECHNOLOGY 0.0%

Barco NV	1,274	28

MATERIALS 0.0%

Solvay S.A.	254	30

Total Belgium		285

CANADA 7.9%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	2,680	139

Cineplex, Inc. (a)	2,718	29

Cogeco Communications, Inc.	378	30

Quebecor, Inc. ‘B’	1,272	29

Rogers Communications, Inc. ‘B’	1,577	75

Shaw Communications, Inc. ‘B’	3,135	95

TELUS Corp.	3,775	89

		486

CONSUMER DISCRETIONARY 0.9%

BRP, Inc.	327	29

Canadian Tire Corp. Ltd. ‘A’	963	138

Dollarama, Inc.	1,181	59

Gildan Activewear, Inc.	1,536	65

Linamar Corp.	477	28

Lululemon Athletica, Inc. (a)	126	50

Magna International, Inc.	5,278	427

Martinrea International, Inc. (e)	2,674	24

		820

CONSUMER STAPLES 0.6%

Alimentation Couche-Tard, Inc.	4,950	208

Empire Co. Ltd. ‘A’	3,020	92

Loblaw Cos. Ltd.	1,258	103

Maple Leaf Foods, Inc.	822	19

Metro, Inc.	1,430	76

North West Co., Inc.	853	23

Premium Brands Holdings Corp.	369	37

Saputo, Inc.	1,259	28

		586

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 1.5%

ARC Resources Ltd.	7,754	$71

Baytex Energy Corp. (a)	20,008	62

Birchcliff Energy Ltd.	8,075	41

Cameco Corp.	2,039	45

Canadian Natural Resources Ltd.	1,604	68

Crescent Point Energy Corp.	28,487	152

Enbridge, Inc.	3,027	118

Enerplus Corp.	5,719	60

Gibson Energy, Inc.	2,231	40

Imperial Oil Ltd.	3,444	124

MEG Energy Corp. (a)	10,814	100

Peyto Exploration & Development Corp.	4,739	35

Suncor Energy, Inc.	14,802	370

Vermilion Energy, Inc. (a)	5,111	64

Whitecap Resources, Inc. (e)	13,466	80

		1,430

FINANCIALS 1.7%

Bank of Montreal	1,533	165

Bank of Nova Scotia	1,461	104

Brookfield Asset Management, Inc. ‘A’	2,095	127

Canadian Imperial Bank of Commerce	2,289	267

CI Financial Corp.	3,437	72

Fairfax Financial Holdings Ltd.	240	118

Great-West Lifeco, Inc. (e)	1,446	43

Home Capital Group, Inc.	1,469	45

IGM Financial, Inc.	836	30

Intact Financial Corp. (e)	581	76

National Bank of Canada	473	36

Onex Corp.	540	42

Power Corp. of Canada	4,717	156

Royal Bank of Canada	1,422	151

Toronto-Dominion Bank	2,600	199

		1,631

HEALTH CARE 0.0%

Chartwell Retirement Residences	1,890	18

INDUSTRIALS 1.0%

Aecon Group, Inc.	2,156	29

Canadian National Railway Co.	1,168	143

Canadian Pacific Railway Ltd.	2,192	158

Finning International, Inc.	1,921	48

Ritchie Bros Auctioneers, Inc.	741	45

Russel Metals, Inc.	1,191	32

TFI International, Inc.	1,199	134

Thomson Reuters Corp.	1,603	192

Toromont Industries Ltd.	818	74

Westshore Terminals Investment Corp.	1,821	39

		894

INFORMATION TECHNOLOGY 0.4%

Canadian Solar, Inc. (a)	763	24

Celestica, Inc. (a)	3,500	39

CGI, Inc. (a)	1,072	95

Constellation Software, Inc. (e)	37	69

Open Text Corp.	695	33

Shopify, Inc. ‘A’ (a)	52	71

		331

	SHARES	MARKET VALUE (000S)
MATERIALS 0.8%

Eldorado Gold Corp. (a)	3,398	$32

First Quantum Minerals Ltd.	2,882	69

Franco-Nevada Corp.	147	20

Interfor Corp.	1,735	56

Intertape Polymer Group, Inc.	1,385	29

Lundin Mining Corp.	3,562	28

Methanex Corp.	989	39

Nutrien Ltd.	1,057	79

Resolute Forest Products, Inc.	2,391	37

Stelco Holdings, Inc.	1,319	43

Teck Resources Ltd. ‘B’	6,139	177

Transcontinental, Inc. ‘A’	1,700	27

Turquoise Hill Resources Ltd. (a)	1,645	27

West Fraser Timber Co. Ltd.	758	72

		735

REAL ESTATE 0.1%

Colliers International Group, Inc.	354	53

FirstService Corp.	307	60

		113

UTILITIES 0.4%

Algonquin Power & Utilities Corp.	1,382	20

Atco Ltd. ‘I’	1,350	46

Emera, Inc.	719	36

Fortis, Inc.	1,572	76

Hydro One Ltd.	2,327	60

Northland Power, Inc.	1,253	38

Superior Plus Corp.	2,617	27

TransAlta Corp.	4,270	47

TransAlta Renewables, Inc.	1,759	26

		376

Total Canada		7,420

CHILE 0.0%

MATERIALS 0.0%

Antofagasta PLC	1,525	28

Total Chile		28

DENMARK 2.1%

CONSUMER DISCRETIONARY 0.0%

Pandora A/S	299	37

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	351	61

Royal Unibrew A/S	477	54

Scandinavian Tobacco Group A/S	1,544	32

		147

FINANCIALS 0.1%

Sydbank A/S	892	28

Topdanmark A/S	612	34

		62

HEALTH CARE 0.9%

Coloplast A/S ‘B’	133	24

Demant A/S (a)	587	30

GN Store Nord A/S	474	30

Novo Nordisk A/S ‘B’	6,475	727

		811

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.9%

AP Moller - Maersk A/S ‘B’	152	$543

D/S Norden A/S	1,213	31

DSV A/S	546	127

ISS A/S	961	18

Vestas Wind Systems A/S	3,215	98

		817

MATERIALS 0.1%

Novozymes A/S ‘B’	953	78

UTILITIES 0.0%

Orsted A/S	342	44

Total Denmark		1,996

FINLAND 1.1%

COMMUNICATION SERVICES 0.0%

Elisa Oyj	764	47

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	3,983	133

ENERGY 0.1%

Neste Oyj	1,971	97

FINANCIALS 0.2%

Nordea Bank Abp	5,853	71

Sampo Oyj ‘A’	1,547	78

		149

INDUSTRIALS 0.2%

Finnair Oyj	36,634	25

Kone Oyj ‘B’	1,048	75

Metso Outotec OYJ	2,770	29

Wartsila Oyj Abp	3,645	51

YIT OYJ	3,136	16

		196

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj (a)	8,570	54

TietoEVRY Oyj	1,001	31

		85

MATERIALS 0.2%

Kemira Oyj	1,771	27

Outokumpu OYJ	6,527	41

Stora Enso Oyj ‘R’	3,389	62

UPM-Kymmene Oyj	1,435	55

		185

REAL ESTATE 0.1%

Citycon OYJ	3,662	29

Kojamo OYJ	1,210	29

		58

UTILITIES 0.1%

Fortum Oyj	1,799	55

Total Finland		1,005

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
FRANCE 7.3%

COMMUNICATION SERVICES 0.7%

Criteo S.A. ADR (a)	883	$34

Eutelsat Communications S.A.	6,113	74

Lagardere S.A.	1,041	29

Metropole Television S.A.	1,440	28

Orange S.A.	23,998	256

Publicis Groupe S.A.	1,064	72

Television Francaise	2,296	23

Vivendi SE	6,929	94

		610

CONSUMER DISCRETIONARY 1.5%

Cie Generale des Etablissements Michelin S.C.A.	568	93

Elior Group S.A.	4,453	32

EssilorLuxottica S.A.	438	93

Faurecia SE	1,330	63

Fnac Darty S.A.	456	30

Hermes International	123	215

Kering S.A.	177	142

LVMH Moet Hennessy Louis Vuitton SE	556	460

Renault S.A.	6,715	233

Sodexo S.A.	471	41

		1,402

CONSUMER STAPLES 0.8%

Carrefour S.A.	15,373	282

Casino Guichard Perrachon S.A.	2,526	66

Danone S.A.	673	42

L’Oreal S.A.	581	277

Pernod Ricard S.A.	350	84

		751

ENERGY 0.6%

TotalEnergies SE	11,898	606

FINANCIALS 1.3%

AXA S.A.	4,511	134

BNP Paribas S.A.	2,279	158

Credit Agricole S.A.	4,874	69

Eurazeo SE	339	30

SCOR SE	1,080	34

Societe Generale S.A.	24,555	844

		1,269

HEALTH CARE 0.2%

BioMerieux	193	27

Korian S.A.	921	29

Sanofi	746	75

Sartorius Stedim Biotech	96	53

		184

INDUSTRIALS 1.2%

Airbus SE	245	31

Alstom S.A.	1,051	37

Bouygues S.A.	1,487	53

Bureau Veritas S.A.	2,903	97

Cie de Saint-Gobain	2,447	172

Dassault Aviation S.A.	280	30

Elis S.A.	1,761	31

	SHARES	MARKET VALUE (000S)

Legrand S.A.	580	$68

Nexans S.A.	504	49

Rexel S.A.	6,523	132

Safran S.A.	417	51

Societe BIC S.A.	624	34

Teleperformance	210	94

Thales S.A.	347	30

Vinci S.A.	1,856	196

		1,105

INFORMATION TECHNOLOGY 0.2%

Alten S.A.	217	39

Capgemini SE	261	64

Dassault Systemes SE	1,618	96

		199

MATERIALS 0.0%

Vicat S.A.	737	30

REAL ESTATE 0.0%

Nexity S.A.	630	30

UTILITIES 0.8%

Electricite de France S.A.	7,577	89

Engie S.A.	24,498	363

Suez S.A.	1,797	40

Veolia Environnement S.A.	6,232	229

		721

Total France		6,907

GERMANY 5.3%

COMMUNICATION SERVICES 0.2%

CTS Eventim AG & Co. KGaA	420	31

Freenet AG	2,204	58

ProSiebenSat.1 Media SE	1,851	29

Scout24 SE	349	24

Telefonica Deutschland Holding AG	10,292	29

		171

CONSUMER DISCRETIONARY 1.6%

adidas AG	375	108

Bayerische Motoren Werke AG	5,502	550

Ceconomy AG (a)	6,805	29

Continental AG (a)	840	88

Daimler AG	5,357	409

ElringKlinger AG (a)	2,214	28

Fielmann AG	348	23

Hella GmbH & Co. KGaA	818	56

Hornbach Holding AG & Co. KGaA	579	87

Hugo Boss AG	1,023	62

Puma SE	450	55

TUI AG	8,693	27

		1,522

CONSUMER STAPLES 0.1%

Beiersdorf AG	225	23

Metro AG	2,647	28

		51

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.7%

Aareal Bank AG	1,350	$44

Commerzbank AG	28,720	217

Deutsche Bank AG	14,646	182

Deutsche Boerse AG	388	65

Deutsche Pfandbriefbank AG	3,975	48

Hannover Rueck SE	283	54

Talanx AG	705	34

		644

HEALTH CARE 0.2%

Carl Zeiss Meditec AG	224	47

Fresenius SE & Co. KGaA	1,215	49

Merck KGaA	426	110

Siemens Healthineers AG	487	36

		242

INDUSTRIALS 0.9%

Bilfinger SE	847	29

Deutsche Lufthansa AG	19,057	133

Deutsche Post AG	3,791	244

Deutz AG	3,097	23

Duerr AG	722	33

Hapag-Lloyd AG	168	53

Kloeckner & Co. SE	2,441	30

Nordex SE (a)	1,630	25

Rational AG	30	31

Siemens AG	1,451	251

		852

INFORMATION TECHNOLOGY 0.5%

Infineon Technologies AG	3,420	158

SAP SE	2,255	317

		475

MATERIALS 0.4%

Aurubis AG	671	67

BASF SE	1,277	89

Covestro AG	569	35

K+S AG (a)	6,722	116

Salzgitter AG	1,543	55

thyssenkrupp AG (a)	4,562	50

		412

REAL ESTATE 0.2%

LEG Immobilien SE	651	91

TAG Immobilien AG	1,886	53

Vonovia SE	882	48

		192

UTILITIES 0.5%

E.ON SE	11,188	156

RWE AG	4,648	188

Uniper SE	2,586	123

		467

Total Germany		5,028

HONG KONG 1.6%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	24,500	30

HKT Trust & HKT Ltd.	37,000	50

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

PCCW Ltd.	92,295	$47

		127

CONSUMER DISCRETIONARY 0.2%

Bosideng International Holdings Ltd.	62,000	39

Chow Tai Fook Jewellery Group Ltd.	18,400	33

Man Wah Holdings Ltd.	18,800	29

Skyworth Group Ltd.	54,000	38

Xinyi Glass Holdings Ltd.	10,000	25

		164

FINANCIALS 0.1%

Hong Kong Exchanges and Clearing Ltd.	2,000	117

INDUSTRIALS 0.5%

Cathay Pacific Airways Ltd. (a)	43,000	35

CK Hutchison Holdings Ltd.	13,500	87

Hutchison Port Holdings Trust	139,000	31

Jardine Matheson Holdings Ltd.	1,500	82

Kerry Logistics Network Ltd.	10,500	26

MTR Corp. Ltd.	7,500	40

NWS Holdings Ltd.	29,000	27

SITC International Holdings Co. Ltd.	14,000	51

Techtronic Industries Co. Ltd.	2,500	50

		429

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	8,700	42

Kingboard Laminates Holdings Ltd.	16,500	28

Truly International Holdings Ltd.	90,000	37

		107

REAL ESTATE 0.4%

CK Asset Holdings Ltd.	16,000	101

Hongkong Land Holdings Ltd.	11,200	58

Hopson Development Holdings Ltd.	17,600	37

New World Development Co. Ltd.	14,000	55

Sun Hung Kai Properties Ltd.	3,500	43

Swire Pacific Ltd. ‘A’	5,000	28

Wharf Holdings Ltd.	10,000	31

		353

UTILITIES 0.2%

CLP Holdings Ltd.	9,600	97

HK Electric Investments & HK Electric Investments Ltd.	19,000	19

Hong Kong & China Gas Co. Ltd.	33,972	53

Power Assets Holdings Ltd.	5,000	31

		200

Total Hong Kong		1,497

IRELAND 1.5%

CONSUMER DISCRETIONARY 0.2%

Aptiv PLC (a)	1,386	229

CONSUMER STAPLES 0.1%

Glanbia PLC	3,164	44

Kerry Group PLC ‘A’	352	46

		90

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

Bank of Ireland Group PLC (a)	5,069	$29

HEALTH CARE 0.3%

ICON PLC (a)	487	151

Jazz Pharmaceuticals PLC (a)	217	27

Medtronic PLC	705	73

		251

INDUSTRIALS 0.5%

AerCap Holdings NV (a)	460	30

Allegion PLC	315	42

DCC PLC	402	33

Experian PLC	2,183	108

Grafton Group PLC	2,293	38

Kingspan Group PLC	875	104

Trane Technologies PLC	492	99

		454

MATERIALS 0.4%

CRH PLC	913	48

James Hardie Industries PLC ADR	4,794	193

Smurfit Kappa Group PLC	1,621	90

		331

Total Ireland		1,384

ISRAEL 0.8%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	36,993	61

ENERGY 0.1%

Delek Group Ltd. (a)	476	39

Oil Refineries Ltd. (a)	130,768	37

Paz Oil Co. Ltd. (a)	169	21

		97

FINANCIALS 0.2%

Bank Hapoalim BM	8,936	92

Bank Leumi Le-Israel BM	8,665	93

Harel Insurance Investments & Financial Services Ltd.	2,491	28

Israel Discount Bank Ltd. ‘A’	7,359	49

Mizrahi Tefahot Bank Ltd.	983	38

Plus500 Ltd.	962	18

		318

HEALTH CARE 0.1%

Taro Pharmaceutical Industries Ltd. (a)	562	28

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	5,554	45

		73

INDUSTRIALS 0.1%

Elbit Systems Ltd.	158	27

Kornit Digital Ltd. (a)	203	31

		58

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	253	$30

Nice Ltd. (a)	129	39

		69

MATERIALS 0.1%

ICL Group Ltd.	7,541	73

REAL ESTATE 0.0%

Gazit-Globe Ltd.	4,101	32

Total Israel		781

ITALY 3.2%

COMMUNICATION SERVICES 0.3%

Infrastrutture Wireless Italiane SpA	2,685	32

MFE-MediaForEurope NV ‘B’	9,786	14

Telecom Italia SpA	518,308	255

		301

CONSUMER DISCRETIONARY 0.3%

Autogrill SpA	4,448	31

Brembo SpA	3,131	45

De’ Longhi SpA	809	29

Ferrari NV	272	70

Moncler SpA	787	57

		232

CONSUMER STAPLES 0.0%

MARR SpA	1,315	28

ENERGY 0.8%

Eni SpA	55,930	777

FINANCIALS 0.9%

Anima Holding SpA	5,805	30

Assicurazioni Generali SpA	1,328	28

Azimut Holding SpA	2,211	62

Banca Generali SpA	639	28

Banca IFIS SpA	2,359	45

Banca Popolare di Sondrio SCPA	9,673	41

Banco BPM SpA	19,656	59

BPER Banca	32,849	68

FinecoBank Banca Fineco SpA	2,495	44

Intesa Sanpaolo SpA	34,293	89

Mediobanca SpA	2,463	28

Societa Cattolica Di Assicurazione SPA	4,432	29

UniCredit SpA	16,398	252

Unipol Gruppo Finanziario SpA	11,551	62

		865

HEALTH CARE 0.2%

Amplifon SpA	1,207	65

DiaSorin SpA	273	52

Recordati Industria Chimica e Farmaceutica SpA	1,305	84

		201

INDUSTRIALS 0.1%

Enav SpA	4,603	21

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Leonardo SpA	5,244	$37

		58

UTILITIES 0.6%

Enel SpA	36,944	295

ERG SpA	2,012	65

Iren SpA	9,552	29

Snam SpA	11,617	70

Terna - Rete Elettrica Nazionale	9,117	74

		533

Total Italy		2,995

JAPAN 25.3%

COMMUNICATION SERVICES 1.7%

Avex, Inc.	2,000	25

Capcom Co. Ltd.	1,400	33

CyberAgent, Inc.	2,200	37

Fuji Media Holdings, Inc.	3,000	29

Hakuhodo DY Holdings, Inc.	1,700	28

Internet Initiative Japan, Inc.	900	37

Kadokawa Corp.	2,200	57

Kakaku.com, Inc.	900	24

KDDI Corp.	15,700	459

Koei Tecmo Holdings Co. Ltd.	580	23

Nexon Co. Ltd.	1,300	25

Nintendo Co. Ltd.	100	47

Nippon Telegraph & Telephone Corp.	14,100	386

Nippon Television Holdings, Inc.	3,400	35

Softbank Corp.	19,800	250

Toho Co. Ltd.	1,200	51

Yahoo Japan Corp.	5,000	29

		1,575

CONSUMER DISCRETIONARY 5.0%

Aisin Corp.	3,300	127

Arata Corp.	100	4

Bandai Namco Holdings, Inc.	1,100	86

Bridgestone Corp. (c)	6,600	283

DCM Holdings Co. Ltd.	4,200	39

Denso Corp.	2,400	199

EDION Corp.	2,500	23

Exedy Corp.	2,000	29

Food & Life Cos. Ltd.	2,000	76

Haseko Corp.	1,800	22

Honda Motor Co. Ltd.	17,100	487

Iida Group Holdings Co. Ltd.	1,500	35

Isetan Mitsukoshi Holdings Ltd.	7,900	58

Isuzu Motors Ltd.	11,100	138

J Front Retailing Co. Ltd.	3,400	31

JTEKT Corp.	4,800	42

K’s Holdings Corp.	4,900	48

Kohnan Shoji Co. Ltd.	1,500	44

Koito Manufacturing Co. Ltd.	500	26

Mazda Motor Corp. (a)	19,700	151

McDonald’s Holdings Co. Japan Ltd.	600	27

Mitsubishi Motors Corp.	11,100	31

Musashi Seimitsu Industry Co. Ltd.	1,700	28

NHK Spring Co. Ltd.	2,600	22

Nikon Corp.	3,900	42

Nishimatsuya Chain Co. Ltd.	2,100	25

Nissan Motor Co. Ltd.	65,900	317

Nitori Holdings Co. Ltd.	200	30

	SHARES	MARKET VALUE (000S)

NOK Corp.	2,500	$27

Oriental Land Co. Ltd.	200	34

Paltac Corp.	100	4

Panasonic Corp.	16,400	180

Plenus Co. Ltd.	1,300	23

Rinnai Corp.	100	9

Round One Corp.	2,300	27

Saizeriya Co. Ltd.	1,100	29

Sankyo Co. Ltd.	1,000	26

Sega Sammy Holdings, Inc.	1,400	22

Sekisui Chemical Co. Ltd.	3,400	57

Sekisui House Ltd.	2,900	62

Shimamura Co. Ltd.	800	67

Shimano, Inc.	500	133

Skylark Co. Ltd.	1,200	16

Sony Group Corp.	2,400	303

Subaru Corp.	2,700	48

Sumitomo Electric Industries Ltd.	9,900	129

Sumitomo Forestry Co. Ltd.	2,800	54

Sumitomo Rubber Industries Ltd.	3,000	31

Suzuki Motor Corp.	2,500	96

Tokai Rika Co. Ltd.	1,300	18

Tomy Co. Ltd.	2,000	19

Toyoda Gosei Co. Ltd.	1,800	39

Toyota Boshoku Corp.	3,700	73

Toyota Motor Corp.	21,400	396

TS Tech Co. Ltd.	1,900	23

USS Co. Ltd.	1,900	30

Yamada Holdings Co. Ltd.	31,300	107

Yamaha Corp.	700	35

Yamaha Motor Co. Ltd.	3,100	74

Yoshinoya Holdings Co. Ltd.	1,100	22

Zensho Holdings Co. Ltd.	1,000	24

ZOZO, Inc.	900	28

		4,735

CONSUMER STAPLES 2.4%

Aeon Co. Ltd.	4,200	99

Ain Holdings, Inc.	100	5

Ajinomoto Co., Inc.	6,700	204

Asahi Group Holdings Ltd.	1,500	58

Calbee, Inc.	1,200	28

Cawachi Ltd.	1,400	27

Earth Corp.	100	5

Fuji Oil Holdings, Inc.	1,300	26

Itoham Yonekyu Holdings, Inc.	4,700	27

J-Oil Mills, Inc.	500	7

Japan Tobacco, Inc. (c)	15,500	313

Kagome Co. Ltd.	900	23

Kao Corp.	2,700	141

Kewpie Corp.	1,300	28

Kikkoman Corp.	700	59

Kirin Holdings Co. Ltd.	9,000	145

Maruha Nichiro Corp.	1,300	27

MatsukiyoCocokara & Co.	200	7

Megmilk Snow Brand Co. Ltd.	1,500	26

MEIJI Holdings Co. Ltd.	800	48

Mitsubishi Shokuhin Co. Ltd.	1,100	27

Mitsui DM Sugar Holdings Co. Ltd.	1,600	27

Morinaga & Co. Ltd.	900	29

Morinaga Milk Industry Co. Ltd.	600	29

NH Foods Ltd.	2,200	79

Nichirei Corp.	1,100	26

Nippn Corp.	2,100	30

	SHARES	MARKET VALUE (000S)

Nisshin Oillio Group Ltd.	900	$23

Nisshin Seifun Group, Inc.	1,300	19

Nissin Foods Holdings Co. Ltd.	200	15

Okuwa Co. Ltd.	3,200	26

Sakata Seed Corp.	200	6

Seven & i Holdings Co. Ltd.	7,800	343

Sugi Holdings Co. Ltd.	200	12

Suntory Beverage & Food Ltd.	800	29

Toyo Suisan Kaisha Ltd.	600	25

Tsuruha Holdings, Inc.	200	19

Unicharm Corp.	700	31

United Super Markets Holdings, Inc.	2,900	27

Valor Holdings Co. Ltd.	1,400	26

Welcia Holdings Co. Ltd.	500	16

Yamazaki Baking Co. Ltd.	2,000	27

Yokohama Reito Co. Ltd.	3,700	27

		2,221

ENERGY 0.7%

Cosmo Energy Holdings Co. Ltd.	1,900	37

ENEOS Holdings, Inc.	76,000	284

Idemitsu Kosan Co. Ltd.	5,212	133

Inpex Corp.	22,900	199

Iwatani Corp.	800	40

		693

FINANCIALS 1.6%

Aozora Bank Ltd.	1,600	35

Dai-ichi Life Holdings, Inc.	2,000	40

Daiwa Securities Group, Inc.	6,900	39

Hokuhoku Financial Group, Inc.	5,300	42

Hyakujushi Bank Ltd.	2,200	29

Jafco Co. Ltd.	200	11

Japan Post Bank Co. Ltd.	6,700	61

Japan Post Holdings Co. Ltd.	60,400	470

Japan Post Insurance Co. Ltd.	1,700	27

Kobe Bussan Co. Ltd.	800	31

Mebuki Financial Group, Inc.	13,400	28

Mitsubishi HC Capital Inc.	5,600	28

Mitsubishi UFJ Financial Group, Inc.	25,600	139

Nanto Bank Ltd.	2,300	39

Nishi-Nippon Financial Holdings, Inc.	8,000	52

North Pacific Bank Ltd.	12,600	27

ORIX Corp.	1,600	33

Resona Holdings, Inc.	7,100	28

Senshu Ikeda Holdings, Inc.	20,100	30

Seven Bank Ltd.	13,300	27

Sumitomo Mitsui Financial Group, Inc.	4,300	147

Sumitomo Mitsui Trust Holdings, Inc.	2,000	67

Suruga Bank Ltd.	6,800	30

Zenkoku Hosho Co. Ltd.	200	9

		1,469

HEALTH CARE 1.5%

Alfresa Holdings Corp.	2,200	29

Astellas Pharma, Inc.	17,000	277

Chugai Pharmaceutical Co. Ltd.	900	29

Eisai Co. Ltd.	900	51

H.U. Group Holdings, Inc.	1,100	28

Hoya Corp.	1,500	223

Kaken Pharmaceutical Co. Ltd.	800	29

M3, Inc.	800	40

Medipal Holdings Corp.	2,000	38

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Olympus Corp.	5,000	$115

Ono Pharmaceutical Co. Ltd.	1,200	30

Otsuka Holdings Co. Ltd.	1,400	51

Shionogi & Co. Ltd.	1,100	77

Suzuken Co. Ltd.	1,000	29

Sysmex Corp.	400	54

Taisho Pharmaceutical Holdings Co. Ltd.	600	28

Takeda Pharmaceutical Co. Ltd.	6,041	165

Terumo Corp.	1,500	63

Toho Holdings Co. Ltd.	1,700	26

Tsumura & Co.	1,000	29

		1,411

INDUSTRIALS 6.2%

AGC, Inc.	2,800	134

Amada Co. Ltd.	2,300	23

ANA Holdings, Inc. (a)	3,000	63

Central Glass Co. Ltd.	1,200	22

Central Japan Railway Co.	200	27

COMSYS Holdings Corp.	1,200	27

Dai Nippon Printing Co. Ltd.	3,100	78

Daikin Industries Ltd.	1,100	249

DMG Mori Co. Ltd.	1,600	28

East Japan Railway Co.	2,500	154

FANUC Corp.	500	106

Fuji Electric Co. Ltd.	500	27

Fujikura Ltd.	8,800	43

Fujitec Co. Ltd.	1,200	26

Hankyu Hanshin Holdings, Inc.	1,100	31

Hanwa Co. Ltd.	900	26

Hazama Ando Corp.	2,200	17

Hino Motors Ltd.	7,200	59

Hitachi Ltd.	12,500	677

Hitachi Transport System Ltd.	800	38

Hitachi Zosen Corp.	5,800	40

Hoshizaki Corp.	100	8

IHI Corp.	1,400	28

ITOCHU Corp.	1,700	52

Japan Airlines Co. Ltd.	7,300	139

Kajima Corp.	2,400	28

Kandenko Co. Ltd.	3,700	28

Kawasaki Heavy Industries Ltd.	1,900	34

Kawasaki Kisen Kaisha Ltd. (a)	800	48

Keio Corp.	600	26

Kinden Corp.	1,800	27

Kintetsu Group Holdings Co. Ltd. ‘L’	900	25

Kurita Water Industries Ltd.	900	43

Kyushu Railway Co.	1,100	23

LIXIL Group Corp.	2,500	67

Makita Corp.	800	34

Marubeni Corp.	26,700	260

Meitec Corp.	300	18

Minebea Mitsumi, Inc.	2,900	82

Mirait Holdings Corp.	1,600	26

MISUMI Group, Inc.	1,000	41

Mitsubishi Corp.	2,000	64

Mitsubishi Heavy Industries Ltd.	6,800	157

Mitsui & Co. Ltd.	5,400	128

Mitsui OSK Lines Ltd.	3,300	245

Nagase & Co. Ltd.	1,800	29

Nankai Electric Railway Co. Ltd.	1,300	25

Nippo Corp.	900	31

Nippon Express Co. Ltd.	500	30

	SHARES	MARKET VALUE (000S)

Nippon Sheet Glass Co. Ltd. (a)	6,900	$31

Nippon Steel Trading Corp.	700	31

Nippon Yusen KK	5,500	419

Nisshinbo Holdings, Inc.	4,000	30

NSK Ltd.	8,500	55

NTN Corp.	13,600	28

Obayashi Corp.	5,000	39

Odakyu Electric Railway Co. Ltd.	1,400	26

Penta-Ocean Construction Co. Ltd.	3,600	20

Persol Holdings Co. Ltd.	1,700	49

Recruit Holdings Co. Ltd.	5,100	310

Ryobi Ltd.	2,900	28

Secom Co. Ltd.	800	56

Senko Group Holdings Co. Ltd.	3,400	27

SG Holdings Co. Ltd.	1,200	28

Shibaura Machine Co. Ltd.	1,100	36

Shinmaywa Industries Ltd.	2,600	20

SHO-BOND Holdings Co. Ltd.	200	9

SMC Corp.	200	135

Sohgo Security Services Co. Ltd.	300	12

Sojitz Corp.	5,140	77

Sotetsu Holdings, Inc.	1,400	26

Sumitomo Corp.	1,900	28

Taikisha Ltd.	1,000	27

Taisei Corp.	3,000	91

Takeuchi Manufacturing Co. Ltd.	1,500	36

Tobu Railway Co. Ltd.	1,100	25

Tokyu Corp.	2,700	36

Toppan, Inc.	4,500	84

Toshiba Corp.	3,500	144

TOTO Ltd.	1,000	46

Toyota Tsusho Corp.	3,100	143

West Japan Railway Co.	800	33

Yaskawa Electric Corp.	1,000	49

Yuasa Trading Co. Ltd.	900	23

		5,898

INFORMATION TECHNOLOGY 3.2%

Advantest Corp.	700	66

Amano Corp.	1,200	28

Azbil Corp.	1,200	55

Brother Industries Ltd.	1,400	27

Canon Marketing Japan, Inc.	1,400	28

Canon, Inc. (c)	11,200	273

Citizen Watch Co. Ltd.	6,200	27

Daiwabo Holdings Co. Ltd.	1,700	27

Dexerials Corp.	800	29

DTS Corp.	1,300	29

FUJIFILM Holdings Corp.	500	37

Fujitsu Ltd.	1,300	223

Hamamatsu Photonics KK	300	19

Horiba Ltd.	100	6

Hosiden Corp.	2,100	21

Ibiden Co. Ltd.	2,700	160

Konica Minolta, Inc.	12,500	57

Macnica Fuji Electronics Holdings, Inc.	1,200	29

Maxell Ltd.	2,100	25

Murata Manufacturing Co. Ltd.	2,900	231

NEC Corp.	3,300	153

Nihon Unisys Ltd.	800	22

Nippon Electric Glass Co. Ltd.	2,200	56

Nomura Research Institute Ltd.	2,700	115

Obic Co. Ltd.	200	37

Omron Corp.	1,400	140

	SHARES	MARKET VALUE (000S)

Otsuka Corp.	400	$19

Renesas Electronics Corp. (a)	2,300	29

Ricoh Co. Ltd.	13,500	126

SCREEN Holdings Co. Ltd.	200	21

SCSK Corp.	200	4

Seiko Epson Corp.	2,100	38

Shinko Electric Industries Co. Ltd.	2,200	105

SUMCO Corp.	1,400	29

Taiyo Yuden Co. Ltd.	200	12

TIS, Inc.	2,400	71

Tokyo Electron Ltd.	900	518

Tokyo Ohka Kogyo Co. Ltd.	1,000	59

Tokyo Seimitsu Co. Ltd.	200	9

Toshiba TEC Corp.	200	8

Ulvac, Inc.	500	31

		2,999

MATERIALS 1.9%

Asahi Holdings, Inc.	1,400	25

Daicel Corp.	3,900	27

Daido Steel Co. Ltd.	700	25

DIC Corp.	1,300	33

Dowa Holdings Co. Ltd.	200	8

FP Corp.	200	7

Hitachi Metals Ltd.	1,700	32

JFE Holdings, Inc.	13,100	167

JSR Corp.	1,200	46

Kaneka Corp.	800	26

Kobe Steel Ltd.	7,700	39

Mitsubishi Chemical Holdings Corp.	15,300	114

Mitsui Chemicals, Inc.	1,600	43

Nippon Paint Holdings Co. Ltd.	2,400	26

Nippon Paper Industries Co. Ltd. ‘L’	3,300	31

Nippon Steel Corp.	26,700	436

Nissan Chemical Corp.	600	35

Nitto Denko Corp.	1,300	101

NOF Corp.	500	25

Oji Holdings Corp.	8,500	41

Rengo Co. Ltd.	4,400	33

Showa Denko KK	1,100	23

Sumitomo Chemical Co. Ltd.	27,000	127

Sumitomo Osaka Cement Co. Ltd.	800	25

Taiheiyo Cement Corp.	1,400	28

Tokuyama Corp.	1,700	27

Tokyo Steel Manufacturing Co. Ltd.	3,100	37

Toray Industries, Inc.	4,500	27

Tosoh Corp.	1,900	28

Toyo Ink SC Holdings Co. Ltd.	1,500	25

Toyo Seikan Group Holdings Ltd.	2,900	35

Toyobo Co. Ltd.	2,400	26

UACJ Corp. (a)	1,300	30

Ube Industries Ltd.	2,200	38

		1,796

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	1,000	115

UTILITIES 1.0%

Chubu Electric Power Co., Inc.	8,100	86

Chugoku Electric Power Co., Inc.	6,000	49

Electric Power Development Co. Ltd. ‘C’	6,300	84

Hokkaido Electric Power Co., Inc.	12,000	54

Hokuriku Electric Power Co.	5,300	27

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Kansai Electric Power Co., Inc.	8,300	$78

Kyushu Electric Power Co., Inc.	5,800	43

Okinawa Electric Power Co., Inc.	2,400	30

Osaka Gas Co. Ltd.	4,700	78

Shikoku Electric Power Co., Inc.	4,700	33

Tohoku Electric Power Co., Inc.	14,200	101

Tokyo Electric Power Co. Holdings, Inc. (a)	79,500	205

Tokyo Gas Co. Ltd.	6,600	118

		986

Total Japan		23,898

LUXEMBOURG 1.0%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	543	29

SES S.A.	9,451	75

		104

HEALTH CARE 0.1%

Eurofins Scientific SE	322	40

MATERIALS 0.8%

APERAM S.A.	748	41

ArcelorMittal S.A.	21,249	681

		722

REAL ESTATE 0.0%

Grand City Properties S.A.	1,052	25

Total Luxembourg		891

NETHERLANDS 6.0%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	30,302	94

VEON Ltd. ADR (a)	16,460	28

		122

CONSUMER DISCRETIONARY 0.5%

Stellantis NV	26,357	498

CONSUMER STAPLES 0.8%

Heineken Holding NV	596	55

Heineken NV	333	37

Koninklijke Ahold Delhaize NV	18,682	641

		733

ENERGY 1.3%

Koninklijke Vopak NV	1,419	50

Royal Dutch Shell PLC ‘A’	53,951	1,182

		1,232

FINANCIALS 0.9%

ABN AMRO Bank NV	16,294	240

Aegon NV	45,120	224

ASR Nederland NV	629	29

Euronext NV	494	51

ING Groep NV	13,718	191

NN Group NV	1,411	76

		811

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

Qiagen NV (a)	569	$32

INDUSTRIALS 0.8%

Arcadis NV	864	42

IMCD NV	617	136

Intertrust NV (a)	1,246	28

Randstad NV	434	29

Signify NV	4,411	205

TKH Group NV	367	23

Wolters Kluwer NV	2,684	316

		779

INFORMATION TECHNOLOGY 1.2%

ASM International NV	393	174

ASML Holding NV	843	675

BE Semiconductor Industries NV	457	39

NXP Semiconductors NV	1,010	230

		1,118

MATERIALS 0.3%

Akzo Nobel NV	972	107

Corbion NV	639	30

Koninklijke DSM NV	691	156

		293

REAL ESTATE 0.1%

Eurocommercial Properties NV (a)	1,578	34

Total Netherlands		5,652

NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	13,078	41

INDUSTRIALS 0.1%

Air New Zealand Ltd. (a)	26,542	27

Auckland International Airport Ltd. (a)	5,497	29

		56

MATERIALS 0.0%

Fletcher Building Ltd.	9,290	47

REAL ESTATE 0.0%

Precinct Properties New Zealand Ltd.	25,593	29

UTILITIES 0.1%

Contact Energy Ltd.	5,079	28

Meridian Energy Ltd.	7,188	24

		52

Total New Zealand		225

NORWAY 1.3%

COMMUNICATION SERVICES 0.1%

Telenor ASA	3,548	56

CONSUMER STAPLES 0.1%

Mowi ASA	2,267	54

Orkla ASA	3,206	32

	SHARES	MARKET VALUE (000S)

Salmar ASA	685	$47

		133

ENERGY 0.6%

Aker Solutions ASA (a)	16,025	42

Equinor ASA	18,844	499

		541

FINANCIALS 0.2%

Gjensidige Forsikring ASA	1,611	39

SpareBank 1 Nord Norge	2,431	31

SpareBank 1 SMN	1,814	31

SpareBank 1 SR-Bank ASA	2,705	41

		142

INDUSTRIALS 0.1%

Tomra Systems ASA	1,293	92

MATERIALS 0.2%

Norsk Hydro ASA	6,651	52

Yara International ASA	3,506	177

		229

REAL ESTATE 0.0%

Entra ASA	1,683	38

Total Norway		1,231

PORTUGAL 0.3%

CONSUMER STAPLES 0.0%

Jeronimo Martins SGPS S.A.	1,164	26

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	45,253	249

REN - Redes Energeticas Nacionais SGPS S.A.	7,984	23

		272

Total Portugal		298

SINGAPORE 1.2%

COMMUNICATION SERVICES 0.3%

NetLink NBN Trust	32,600	24

Singapore Press Holdings Ltd.	37,700	65

Singapore Telecommunications Ltd.	83,500	144

		233

CONSUMER DISCRETIONARY 0.0%

Jardine Cycle & Carriage Ltd.	2,000	30

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	255,200	46

Olam International Ltd.	23,200	30

Wilmar International Ltd.	35,600	110

		186

ENERGY 0.0%

BW LPG Ltd.	4,634	26

FINANCIALS 0.3%

DBS Group Holdings Ltd.	3,600	87

Oversea-Chinese Banking Corp. Ltd.	13,300	113

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Singapore Exchange Ltd.	4,200	$29

United Overseas Bank Ltd.	3,900	78

		307

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	16,800	18

Keppel Corp. Ltd.	8,700	33

Sembcorp Industries Ltd.	28,000	42

Singapore Airlines Ltd. (a)	35,100	130

Singapore Technologies Engineering Ltd.	15,200	42

		265

INFORMATION TECHNOLOGY 0.1%

Venture Corp. Ltd.	2,300	31

Total Singapore		1,078

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC (a)	4,650	20

Total South Africa		20

SPAIN 3.3%

COMMUNICATION SERVICES 0.6%

Telefonica S.A.	126,306	548

CONSUMER DISCRETIONARY 0.1%

Gestamp Automocion S.A. (a)	7,072	35

Industria de Diseno Textil S.A.	2,663	86

		121

CONSUMER STAPLES 0.0%

Viscofan S.A.	647	42

ENERGY 0.5%

Repsol S.A.	40,693	482

FINANCIALS 1.1%

Banco Bilbao Vizcaya Argentaria S.A.	37,531	223

Banco de Sabadell S.A. (a)	163,120	109

Banco Santander S.A.	172,261	572

Bankinter S.A.	5,600	28

Mapfre S.A.	15,603	32

Unicaja Banco S.A.	58,756	58

		1,022

HEALTH CARE 0.0%

Almirall S.A.	2,263	29

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	1,720	46

Aena SME S.A. (a)	268	42

Cia de Distribucion Integral Logista Holdings S.A.	1,519	30

Ferrovial S.A.	20	1

Sacyr S.A.	7,251	19

Zardoya Otis S.A.	3,486	28

		166

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group S.A. (a)	770	$52

MATERIALS 0.1%

Acerinox S.A.	4,382	56

UTILITIES 0.6%

Acciona S.A.	276	52

EDP Renovaveis S.A.	1,484	37

Endesa S.A.	4,681	108

Iberdrola S.A.	16,182	192

Naturgy Energy Group S.A.	6,456	210

Red Electrica Corp. S.A.	1,363	29

		628

Total Spain		3,146

SWEDEN 2.2%

COMMUNICATION SERVICES 0.2%

Tele2 AB ‘B’	3,053	43

Telia Co. AB	38,520	151

		194

CONSUMER DISCRETIONARY 0.5%

AcadeMedia AB	4,948	30

Autoliv, Inc.	637	66

Bilia AB ‘A’	1,727	31

Electrolux AB	3,355	81

Evolution AB	423	60

Hennes & Mauritz AB ‘B’	6,338	124

Scandic Hotels Group AB	7,708	31

Thule Group AB	496	30

		453

CONSUMER STAPLES 0.1%

Axfood AB	764	22

Essity AB ‘B’	920	30

Swedish Match AB	4,388	35

		87

FINANCIALS 0.2%

EQT AB	1,261	69

Skandinaviska Enskilda Banken AB ‘A’	2,030	28

Svenska Handelsbanken AB ‘A’	7,761	84

Swedbank AB ‘A’	3,044	61

		242

INDUSTRIALS 1.0%

Assa Abloy AB ‘B’	1,922	59

Atlas Copco AB ‘A’	3,033	209

Epiroc AB	4,433	112

Indutrade AB	1,341	41

NCC AB ‘B’	1,622	30

Nibe Industrier AB ‘B’	4,675	71

Sandvik AB	4,426	123

SKF AB ‘B’	2,365	56

Volvo AB ‘B’	9,333	216

		917

INFORMATION TECHNOLOGY 0.1%

Telefonaktiebolaget LM Ericsson ‘B’	8,497	93

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Hexpol AB	1,731	$23

SSAB AB ‘A’	17,543	102

		125

Total Sweden		2,111

SWITZERLAND 6.5%

COMMUNICATION SERVICES 0.1%

Swisscom AG	160	90

CONSUMER DISCRETIONARY 0.5%

Cie Financiere Richemont S.A.	2,077	310

Forbo Holding AG	15	31

Garmin Ltd.	603	82

Valora Holding AG	130	22

		445

CONSUMER STAPLES 0.8%

Aryzta AG (a)	23,941	30

Barry Callebaut AG	11	27

Chocoladefabriken Lindt & Spruengli AG	4	55

Coca-Cola HBC AG	892	31

Emmi AG	25	29

Nestle S.A.	4,259	595

		767

FINANCIALS 1.0%

Banque Cantonale Vaudoise	380	30

Cembra Money Bank AG	398	29

Julius Baer Group Ltd.	1,156	77

St Galler Kantonalbank AG	48	23

Swiss Life Holding AG	151	92

Swiss Re AG	2,176	215

UBS Group AG	7,030	126

Valiant Holding AG	334	33

Zurich Insurance Group AG	739	324

		949

HEALTH CARE 0.9%

Alcon, Inc.	700	62

Galenica AG	407	31

Medmix AG (a)	127	6

Roche Holding AG	1,194	495

Sonova Holding AG	302	118

Straumann Holding AG	36	76

Vifor Pharma AG	377	67

		855

INDUSTRIALS 1.1%

ABB Ltd.	12,732	485

Adecco Group AG	1,480	75

Bucher Industries AG	62	31

Bystronic AG	21	30

DKSH Holding AG	350	29

Flughafen Zurich AG	136	25

Geberit AG	111	91

Georg Fischer AG	26	39

Kuehne + Nagel International AG	408	131

Schindler Holding AG	160	43

SGS S.A.	22	73

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Wizz Air Holdings PLC (a)	529	$30

		1,082

INFORMATION TECHNOLOGY 0.4%

ALSO Holding AG	99	32

Landis + Gyr Group AG	439	30

Logitech International S.A.	688	58

TE Connectivity Ltd.	1,528	246

		366

MATERIALS 1.5%

EMS-Chemie Holding AG	43	48

Ferrexpo PLC	7,321	30

Givaudan S.A.	38	199

Glencore PLC	169,626	864

SIG Combibloc Group AG	1,457	41

Sika AG	588	245

		1,427

REAL ESTATE 0.2%

Allreal Holding AG	108	24

PSP Swiss Property AG	419	52

Swiss Prime Site AG	743	73

		149

UTILITIES 0.0%

BKW AG	270	35

Total Switzerland		6,165

UNITED KINGDOM 12.8%

COMMUNICATION SERVICES 1.2%

BT Group PLC	89,240	205

Euromoney Institutional Investor PLC	884	11

ITV PLC (a)	20,024	30

Pearson PLC	6,748	56

Reach PLC	8,261	32

Vodafone Group PLC	492,577	742

WPP PLC	1,952	30

		1,106

CONSUMER DISCRETIONARY 1.4%

B&M European Value Retail S.A.	6,434	55

Barratt Developments PLC	3,583	36

Berkeley Group Holdings PLC	785	51

Burberry Group PLC	1,241	31

Cazoo Group Ltd. (a)	1,563	9

Compass Group PLC (a)	7,855	177

Crest Nicholson Holdings PLC	5,459	27

Currys PLC	15,977	25

Dunelm Group PLC	1,595	30

Frasers Group PLC	4,271	45

Greggs PLC	1,582	72

Halfords Group PLC	5,536	26

Inchcape PLC	4,009	49

JD Sports Fashion PLC	12,680	37

Kingfisher PLC	41,253	190

Marks & Spencer Group PLC	46,473	146

Marston’s PLC (a)	27,939	29

Mitchells & Butlers PLC (a)	9,732	34

Next PLC	815	90

Persimmon PLC	1,690	66

	SHARES	MARKET VALUE (000S)

Pets at Home Group PLC	4,656	$29

Taylor Wimpey PLC	16,184	39

		1,293

CONSUMER STAPLES 2.3%

Associated British Foods PLC	3,028	83

Britvic PLC	2,358	29

Cranswick PLC	543	27

Diageo PLC	15,260	834

Imperial Brands PLC	9,878	217

J Sainsbury PLC	37,076	139

Premier Foods PLC	18,411	28

Reckitt Benckiser Group PLC	2,910	251

Tate & Lyle PLC	5,131	46

Tesco PLC	80,860	318

Unilever PLC	4,425	237

		2,209

ENERGY 1.3%

BP PLC	262,006	1,174

Petrofac Ltd. (a)	19,268	30

Subsea 7 S.A.	7,675	55

		1,259

FINANCIALS 1.9%

3i Group PLC	4,580	90

Aberdeen PLC	8,908	29

Admiral Group PLC	1,824	78

Aviva PLC	7,652	43

Barclays PLC	70,771	180

Direct Line Insurance Group PLC	34,342	130

HSBC Holdings PLC	68,760	415

IG Group Holdings PLC	3,177	35

Intermediate Capital Group PLC	1,101	33

Jupiter Fund Management PLC	4,678	16

Lancashire Holdings Ltd.	4,269	30

Legal & General Group PLC	11,600	47

Lloyds Banking Group PLC	215,800	140

M&G PLC	38,077	103

Man Group PLC	12,875	40

Natwest Group PLC	27,137	83

Provident Financial PLC	6,257	30

Schroders PLC	617	30

Standard Chartered PLC	38,279	233

		1,785

HEALTH CARE 1.1%

AstraZeneca PLC	4,634	541

ConvaTec Group PLC	10,509	27

GlaxoSmithKline PLC	17,759	387

Indivior PLC (a)	10,813	38

Smith & Nephew PLC	2,728	48

		1,041

INDUSTRIALS 2.1%

Ashtead Group PLC	2,377	192

BAE Systems PLC	16,299	122

Balfour Beatty PLC	9,003	32

Bunzl PLC	1,745	68

CNH Industrial NV	4,571	88

Diploma PLC	1,257	58

easyJet PLC	3,474	26

	SHARES	MARKET VALUE (000S)

Electrocomponents PLC	5,984	$98

Ferguson PLC	965	171

Firstgroup PLC (a)	24,671	34

Hays PLC	12,458	25

Howden Joinery Group PLC	4,698	58

IMI PLC	1,976	47

International Consolidated Airlines Group S.A.	56,630	110

Intertek Group PLC	486	37

Morgan Sindall Group PLC	984	34

National Express Group PLC (a)	6,143	21

Pagegroup PLC	3,602	31

RELX PLC	9,597	313

Rentokil Initial PLC	6,968	55

Rolls-Royce Holdings PLC	29,828	50

Royal Mail PLC	21,000	144

Spirax-Sarco Engineering PLC	454	99

Travis Perkins PLC	2,071	44

Ultra Electronics Holdings PLC	630	27

		1,984

INFORMATION TECHNOLOGY 0.1%

Computacenter PLC	800	32

Micro Focus International PLC	7,324	41

		73

MATERIALS 0.6%

Anglo American PLC	3,961	163

Croda International PLC	1,233	169

Johnson Matthey PLC	1,068	30

Mondi PLC	1,183	29

Rio Tinto PLC	2,947	194

Victrex PLC	622	21

		606

REAL ESTATE 0.1%

Grainger PLC	4,823	21

Savills PLC	1,859	35

		56

UTILITIES 0.7%

Centrica PLC (a)	100,827	98

Drax Group PLC	6,883	57

National Grid PLC	14,933	215

Severn Trent PLC	923	37

SSE PLC	8,923	199

United Utilities Group PLC	4,717	70

		676

Total United Kingdom		12,088

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC (a)	1,767	33

MATERIALS 0.1%

Sims Metal Management Ltd.	4,222	49

Total United States		82

Total Common Stocks (Cost $79,989)		91,066

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.8%

GERMANY 0.8%

INDUSTRIALS 0.8%

Fuchs Petrolub SE	1,030	$47

Porsche Automobil Holding SE	285	27

Sartorius AG	140	95

Schaeffler AG	3,535	29

Volkswagen AG	2,810	564

		762

Total Preferred Stocks (Cost $837)		762

REAL ESTATE INVESTMENT TRUSTS 2.1%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	2,289	34

Goodman Group	3,522	68

GPT Group	8,300	33

Stockland	11,657	36

Vicinity Centres	13,766	17

		188

Total Australia		188

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	547	21

Cofinimmo S.A.	198	32

Warehouses De Pauw CVA	793	38

		91

Total Belgium		91

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust	800	28

Canadian Apartment Properties REIT	677	32

Dream Office Real Estate Investment Trust	1,222	24

Granite Real Estate Investment Trust	729	60

		144

Total Canada		144

FRANCE 0.1%

REAL ESTATE 0.1%

Klepierre S.A.	1,287	31

Unibail-Rodamco-Westfield (a)	902	63

		94

Total France		94

	SHARES	MARKET VALUE (000S)
GERMANY 0.1%

REAL ESTATE 0.1%

Alstria Office REIT-AG	3,713	$82

Total Germany		82

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	23,000	24

Link REIT	6,600	58

		82

Total Hong Kong		82

JAPAN 0.8%

REAL ESTATE 0.8%

Activia Properties, Inc.	7	25

Advance Residence Investment Corp.	12	40

AEON REIT Investment Corp.	22	31

Daiwa House REIT Investment Corp.	14	43

Daiwa Office Investment Corp.	2	12

Daiwa Securities Living Investments Corp.	34	35

Frontier Real Estate Investment Corp.	2	9

Fukuoka REIT Corp.	14	20

GLP J-Reit	28	48

Hulic Reit, Inc.	14	21

Industrial & Infrastructure Fund Investment Corp.	15	29

Japan Excellent, Inc.	21	24

Japan Logistics Fund, Inc.	13	40

Japan Prime Realty Investment Corp.	8	28

Japan Real Estate Investment Corp.	2	11

Japan Retail Fund Investment Corp.	34	29

Kenedix Office Investment Corp.	5	31

Mori Hills REIT Investment Corp.	15	20

Mori Trust Sogo Reit, Inc.	21	27

Nippon Accommodations Fund, Inc.	3	17

Nippon Building Fund, Inc.	5	29

Nippon Prologis REIT, Inc.	9	32

Nomura Real Estate Master Fund, Inc.	22	31

NTT UD REIT Investment Corp.	24	33

Orix JREIT, Inc.	19	30

Sekisui House Reit, Inc.	38	28

United Urban Investment Corp.	27	32

		755

Total Japan		755

SINGAPORE 0.2%

REAL ESTATE 0.2%

Ascendas Real Estate Investment Trust	7,700	17

CapitaLand Integrated Commercial Trust	10,900	17

	SHARES	MARKET VALUE (000S)

Keppel DC REIT	15,200	$28

Mapletree Industrial Trust	13,835	28

Mapletree Logistics Trust	30,100	42

Mapletree North Asia Commercial Trust	35,300	29

		161

Total Singapore		161

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	1,841	17

Total Spain		17

UNITED KINGDOM 0.4%

REAL ESTATE 0.4%

Assura PLC	18,202	17

Big Yellow Group PLC	1,764	41

Great Portland Estates PLC	2,414	24

Land Securities Group PLC	4,470	47

LondonMetric Property PLC	8,857	34

Segro PLC	5,529	107

Tritax Big Box REIT PLC	19,292	65

UNITE Group PLC	1,980	30

		365

Total United Kingdom		365

Total Real Estate Investment Trusts (Cost $1,801)		1,979

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 1.6%
		1,542

Total Short-Term Instruments (Cost $1,542)		1,542

Total Investments in Securities (Cost $84,169)		95,349

INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

MUTUAL FUNDS 0.9%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	804,871	805

Total Short-Term Instruments (Cost $805)		805

Total Investments in Affiliates (Cost $805)		805

Total Investments 101.9% (Cost $84,974)		$96,154

Other Assets and Liabilities, net (1.9)%		(1,815)

Net Assets 100.0%		$94,339

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $799 were out on loan in exchange for $839 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Software, Inc.	03/01/2019 - 09/15/2021	$42	$69	0.07%
Great-West Lifeco, Inc.	06/27/2018 - 09/15/2021	36	43	0.05
Intact Financial Corp.	08/12/2019 - 09/15/2021	66	76	0.08
Martinrea International, Inc.	08/31/2017 - 09/15/2021	24	24	0.03
Whitecap Resources, Inc.	09/30/2020 - 09/15/2021	42	80	0.08

		$210	$292	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$1,542	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,573)	$1,542	$1,542

Total Repurchase Agreements						$(1,573)	$1,542	$1,542

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,542	$0	$0	$0	$1,542	$(1,573)	$(31)

Master Securities lending Agreement
GSC	0	0	0	799	799	(839)	(40)

Total Borrowings and Other Financing Transactions	$1,542	$0	$0	$799

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$839	$0	$0	$0	$839

Total Borrowings	$839	$0	$0	$0	$839

Payable for securities on loan - cash collateral					$839

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$514	$0	$514
Consumer Discretionary	0	622	0	622
Consumer Staples	0	527	0	527
Energy	0	209	0	209
Financials	0	915	0	915
Health Care	0	242	0	242
Industrials	0	215	0	215
Information Technology	101	25	0	126
Materials	0	1,031	0	1,031
Utilities	0	168	0	168
Austria
Energy	0	115	0	115
Financials	0	59	0	59
Industrials	0	29	0	29
Materials	0	62	0	62
Real Estate	0	21	0	21
Belgium
Communication Services	0	40	0	40
Financials	0	116	0	116
Health Care	0	22	0	22
Industrials	0	49	0	49
Information Technology	0	28	0	28
Materials	0	30	0	30
Canada
Communication Services	486	0	0	486
Consumer Discretionary	820	0	0	820
Consumer Staples	586	0	0	586
Energy	1,430	0	0	1,430
Financials	1,631	0	0	1,631
Health Care	18	0	0	18
Industrials	894	0	0	894
Information Technology	331	0	0	331
Materials	735	0	0	735
Real Estate	113	0	0	113
Utilities	376	0	0	376
Chile
Materials	0	28	0	28
Denmark
Consumer Discretionary	0	37	0	37
Consumer Staples	0	147	0	147
Financials	0	62	0	62
Health Care	0	811	0	811
Industrials	0	817	0	817
Materials	0	78	0	78
Utilities	44	0	0	44
Finland
Communication Services	0	47	0	47
Consumer Staples	0	133	0	133
Energy	0	97	0	97
Financials	0	149	0	149
Industrials	0	196	0	196
Information Technology	0	85	0	85
Materials	0	185	0	185
Real Estate	29	29	0	58
Utilities	0	55	0	55
France
Communication Services	34	576	0	610
Consumer Discretionary	0	1,402	0	1,402
Consumer Staples	0	751	0	751
Energy	0	606	0	606
Financials	0	1,269	0	1,269
Health Care	27	157	0	184
Industrials	34	1,071	0	1,105
Information Technology	0	199	0	199

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Materials	$0	$30	$0	$30
Real Estate	0	30	0	30
Utilities	40	681	0	721
Germany
Communication Services	0	171	0	171
Consumer Discretionary	56	1,466	0	1,522
Consumer Staples	0	51	0	51
Financials	0	644	0	644
Health Care	0	242	0	242
Industrials	0	852	0	852
Information Technology	158	317	0	475
Materials	0	412	0	412
Real Estate	0	192	0	192
Utilities	0	467	0	467
Hong Kong
Communication Services	0	127	0	127
Consumer Discretionary	38	126	0	164
Financials	0	117	0	117
Industrials	0	429	0	429
Information Technology	0	107	0	107
Real Estate	0	353	0	353
Utilities	19	181	0	200
Ireland
Consumer Discretionary	229	0	0	229
Consumer Staples	0	90	0	90
Financials	0	29	0	29
Health Care	251	0	0	251
Industrials	171	283	0	454
Materials	0	331	0	331
Israel
Communication Services	0	61	0	61
Energy	0	97	0	97
Financials	0	318	0	318
Health Care	73	0	0	73
Industrials	31	27	0	58
Information Technology	30	39	0	69
Materials	0	73	0	73
Real Estate	0	32	0	32
Italy
Communication Services	0	301	0	301
Consumer Discretionary	0	232	0	232
Consumer Staples	0	28	0	28
Energy	0	777	0	777
Financials	0	865	0	865
Health Care	0	201	0	201
Industrials	0	58	0	58
Utilities	0	533	0	533
Japan
Communication Services	0	1,575	0	1,575
Consumer Discretionary	0	4,735	0	4,735
Consumer Staples	0	2,221	0	2,221
Energy	0	693	0	693
Financials	0	1,469	0	1,469
Health Care	0	1,411	0	1,411
Industrials	106	5,792	0	5,898
Information Technology	744	2,255	0	2,999
Materials	0	1,796	0	1,796
Real Estate	0	115	0	115
Utilities	0	986	0	986
Luxembourg
Communication Services	0	104	0	104
Health Care	0	40	0	40
Materials	0	722	0	722
Real Estate	0	25	0	25
Netherlands
Communication Services	122	0	0	122
Consumer Discretionary	0	498	0	498

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)	December 31, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Consumer Staples	$0	$733	$0	$733
Energy	0	1,232	0	1,232
Financials	0	811	0	811
Health Care	32	0	0	32
Industrials	0	779	0	779
Information Technology	230	888	0	1,118
Materials	0	293	0	293
Real Estate	34	0	0	34
New Zealand
Communication Services	0	41	0	41
Industrials	0	56	0	56
Materials	0	47	0	47
Real Estate	0	29	0	29
Utilities	0	52	0	52
Norway
Communication Services	0	56	0	56
Consumer Staples	0	133	0	133
Energy	0	541	0	541
Financials	31	111	0	142
Industrials	0	92	0	92
Materials	0	229	0	229
Real Estate	0	38	0	38
Portugal
Consumer Staples	26	0	0	26
Utilities	23	249	0	272
Singapore
Communication Services	24	209	0	233
Consumer Discretionary	0	30	0	30
Consumer Staples	0	186	0	186
Energy	0	26	0	26
Financials	0	307	0	307
Industrials	0	265	0	265
Information Technology	0	31	0	31
South Africa
Health Care	0	20	0	20
Spain
Communication Services	0	548	0	548
Consumer Discretionary	0	121	0	121
Consumer Staples	0	42	0	42
Energy	0	482	0	482
Financials	0	1,022	0	1,022
Health Care	0	29	0	29
Industrials	0	166	0	166
Information Technology	0	52	0	52
Materials	0	56	0	56
Utilities	0	628	0	628
Sweden
Communication Services	0	194	0	194
Consumer Discretionary	66	387	0	453
Consumer Staples	0	87	0	87
Financials	0	242	0	242
Industrials	0	917	0	917
Information Technology	0	93	0	93
Materials	0	125	0	125
Switzerland
Communication Services	0	90	0	90
Consumer Discretionary	82	363	0	445

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Consumer Staples	$55	$712	$0	$767
Financials	23	926	0	949
Health Care	0	855	0	855
Industrials	485	597	0	1,082
Information Technology	246	120	0	366
Materials	0	1,427	0	1,427
Real Estate	0	149	0	149
Utilities	0	35	0	35
United Kingdom
Communication Services	32	1,074	0	1,106
Consumer Discretionary	195	1,098	0	1,293
Consumer Staples	84	2,125	0	2,209
Energy	30	1,229	0	1,259
Financials	240	1,545	0	1,785
Health Care	38	1,003	0	1,041
Industrials	65	1,919	0	1,984
Information Technology	0	73	0	73
Materials	0	606	0	606
Real Estate	0	56	0	56
Utilities	0	676	0	676
United States
Consumer Discretionary	0	33	0	33
Materials	0	49	0	49
Preferred Stocks
Germany
Industrials	0	762	0	762
Real Estate Investment Trusts
Australia
Real Estate	0	188	0	188
Belgium
Real Estate	0	91	0	91
Canada
Real Estate	144	0	0	144
France
Real Estate	0	94	0	94
Germany
Real Estate	82	0	0	82
Hong Kong
Real Estate	0	82	0	82
Japan
Real Estate	77	678	0	755
Singapore
Real Estate	0	161	0	161
Spain
Real Estate	0	17	0	17
United Kingdom
Real Estate	58	307	0	365
Short-Term Instruments
Repurchase Agreements	0	1,542	0	1,542

	$12,159	$83,190	$0	$95,349

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	805	0	0	805

Total Investments	$12,964	$83,190	$0	$96,154

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

COMMON STOCKS 94.4%

IRELAND 0.4%

INFORMATION TECHNOLOGY 0.4%

Accenture PLC ‘A’	957	$397

Total Ireland		397

SWITZERLAND 0.2%

FINANCIALS 0.2%

Chubb Ltd.	753	146

Total Switzerland		146

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.0%

Liberty Global PLC ‘C’ (a)	1,284	36

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	115	7

CONSUMER STAPLES 0.1%

Coca-Cola Europacific Partners PLC	409	23

Nomad Foods Ltd. (a)	878	22

		45

ENERGY 0.0%

TechnipFMC PLC (a)	4,488	27

FINANCIALS 0.1%

Janus Henderson Group PLC	416	18

Willis Towers Watson PLC	148	35

		53

INDUSTRIALS 0.2%

IHS Markit Ltd.	669	89

nVent Electric PLC	411	16

Pentair PLC	1,418	103

		208

Total United Kingdom		376

UNITED STATES 93.4%

COMMUNICATION SERVICES 4.3%

Activision Blizzard, Inc.	321	21

Alphabet, Inc. ‘A’ (a)	207	600

AMC Entertainment Holdings, Inc. ‘A’ (a)(c)	3,705	101

AMC Networks, Inc. ‘A’ (a)	490	17

AT&T, Inc.	11,834	291

Cable One, Inc.	21	37

Charter Communications, Inc. ‘A’ (a)	183	119

Cinemark Holdings, Inc. (a)	2,578	41

Clear Channel Outdoor Holdings, Inc. (a)	3,205	11

Comcast Corp. ‘A’	8,776	442

Discovery, Inc. ‘A’ (a)	239	6

Electronic Arts, Inc.	400	53

Fox Corp. ‘A’	1,047	39

iHeartMedia, Inc. ‘A’ (a)	1,760	37

Interpublic Group of Cos., Inc.	3,909	146

John Wiley & Sons, Inc. ‘A’	355	20

	SHARES	MARKET VALUE (000S)

Liberty Broadband Corp. ‘C’ (a)	306	$49

Liberty Media Corp-Liberty Formula One ‘C’ (a)	543	34

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	1,795	91

Live Nation Entertainment, Inc. (a)	365	44

Lumen Technologies, Inc.	16,523	207

Madison Square Garden Sports Corp. (a)	89	15

New York Times Co. ‘A’	417	20

News Corp. ‘A’	5,228	117

Nexstar Media Group, Inc. ‘A’	97	15

Omnicom Group, Inc.	898	66

Sinclair Broadcast Group, Inc. ‘A’	711	19

T-Mobile US, Inc. (a)	222	26

Take-Two Interactive Software, Inc. (a)	127	23

TEGNA, Inc.	2,118	39

Telephone & Data Systems, Inc.	1,193	24

TripAdvisor, Inc. (a)	495	13

Verizon Communications, Inc.	9,772	508

ViacomCBS, Inc. ‘B’	4,240	128

Walt Disney Co.	2,089	324

Yelp, Inc. (a)	884	32

Zynga, Inc. ‘A’ (a)	2,543	16

		3,791

CONSUMER DISCRETIONARY 17.7%

Abercrombie & Fitch Co. ‘A’ (a)	2,184	76

Adient PLC (a)	1,308	63

Adtalem Global Education, Inc. (a)	492	15

Advance Auto Parts, Inc.	112	27

Airbnb, Inc. ‘A’ (a)	145	24

American Axle & Manufacturing Holdings, Inc. (a)	1,938	18

American Eagle Outfitters, Inc.	4,732	120

Aramark	166	6

Asbury Automotive Group, Inc. (a)	335	58

AutoNation, Inc. (a)	1,234	144

AutoZone, Inc. (a)	135	283

Bath & Body Works, Inc.	3,534	247

Bed Bath & Beyond, Inc. (a)	9,014	131

Best Buy Co., Inc.	2,865	291

Big Lots, Inc.	601	27

Bloomin’ Brands, Inc. (a)	1,666	35

Booking Holdings, Inc. (a)	50	120

BorgWarner, Inc.	726	33

Bright Horizons Family Solutions, Inc. (a)	192	24

Brinker International, Inc. (a)	1,579	58

Brunswick Corp.	781	79

Buckle, Inc.	714	30

Burlington Stores, Inc. (a)	130	38

CarMax, Inc. (a)	126	16

Carnival Corp. (a)	5,871	118

Carter’s, Inc.	708	72

Cheesecake Factory, Inc. (a)	1,407	55

Children’s Place, Inc. (a)	244	19

Chipotle Mexican Grill, Inc. (a)	99	173

Churchill Downs, Inc.	188	45

Columbia Sportswear Co.	133	13

Cracker Barrel Old Country Store, Inc.	462	59

Dana, Inc.	1,364	31

Darden Restaurants, Inc.	311	47

	SHARES	MARKET VALUE (000S)

Dave & Buster’s Entertainment, Inc. (a)	533	$20

Deckers Outdoor Corp. (a)	243	89

Designer Brands, Inc.’A’ (a)	1,842	26

Dick’s Sporting Goods, Inc.	1,582	182

Dillard’s, Inc. ‘A’	119	29

Dollar General Corp.	492	116

Dollar Tree, Inc. (a)	384	54

Domino’s Pizza, Inc.	429	242

Dorman Products, Inc. (a)	129	15

eBay, Inc.	3,730	248

Expedia Group, Inc. (a)	113	20

Foot Locker, Inc.	2,306	101

Ford Motor Co.	81,287	1,688

Fossil Group, Inc. (a)	627	6

G-III Apparel Group Ltd. (a)	489	14

GameStop Corp. ‘A’ (a)	342	51

Gap, Inc.	5,918	104

General Motors Co. (a)	21,733	1,274

Gentex Corp.	1,998	70

Genuine Parts Co.	299	42

Goodyear Tire & Rubber Co. (a)	6,219	133

Graham Holdings Co. ‘B’	28	18

Grand Canyon Education, Inc. (a)	211	18

Group 1 Automotive, Inc.	281	55

Guess?, Inc.	910	22

H&R Block, Inc.	2,333	55

Hanesbrands, Inc.	4,615	77

Harley-Davidson, Inc.	849	32

Hasbro, Inc.	50	5

Helen of Troy Ltd. (a)	83	20

Hilton Grand Vacations, Inc. (a)	820	43

Hilton Worldwide Holdings, Inc. (a)	450	70

Home Depot, Inc.	1,912	794

International Game Technology PLC	2,010	58

Jack in the Box, Inc.	438	38

Kohl’s Corp.	4,460	220

Kontoor Brands, Inc.	707	36

La-Z-Boy, Inc.	495	18

Las Vegas Sands Corp. (a)	768	29

Lear Corp.	308	56

Leggett & Platt, Inc.	1,178	48

Lennar Corp. ‘A’	220	26

Lithia Motors, Inc.	197	59

LKQ Corp.	195	12

Lowe’s Cos., Inc.	1,942	502

Macy’s, Inc.	13,711	359

Marriott International, Inc. ‘A’ (a)	257	42

Marriott Vacations Worldwide Corp.	103	17

Mattel, Inc. (a)	860	19

McDonald’s Corp.	1,716	460

MDC Holdings, Inc.	563	31

Meritage Homes Corp. (a)	239	29

MGM Resorts International	296	13

Mohawk Industries, Inc. (a)	43	8

Murphy USA, Inc.	336	67

Newell Brands, Inc.	579	13

NIKE, Inc. ‘B’	1,117	186

Nordstrom, Inc. (a)	2,737	62

NVR, Inc. (a)	11	65

O’Reilly Automotive, Inc. (a)	229	162

ODP Corp. (a)	442	17

Penske Automotive Group, Inc.	534	57

Polaris, Inc.	139	15

Pool Corp.	340	192

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

PulteGroup, Inc.	1,322	$76

PVH Corp.	223	24

Qurate Retail, Inc.	6,210	47

Ralph Lauren Corp.	463	55

Red Rock Resorts, Inc. ‘A’	489	27

Ross Stores, Inc.	315	36

Sally Beauty Holdings, Inc. (a)	1,533	28

Scientific Games Corp. ‘A’ (a)	203	14

SeaWorld Entertainment, Inc. (a)	1,292	84

Service Corp. International	1,350	96

Signet Jewelers Ltd.	1,214	106

Six Flags Entertainment Corp. (a)	1,870	80

Skechers U.S.A., Inc. ‘A’ (a)	324	14

Sonic Automotive, Inc. ‘A’	489	24

Starbucks Corp.	2,169	254

Steven Madden Ltd.	887	41

Tapestry, Inc.	214	9

Target Corp.	4,305	996

Taylor Morrison Home Corp. ‘A’ (a)	630	22

Tempur Sealy International, Inc.	1,270	60

Terminix Global Holdings, Inc. (a)	525	24

Tesla, Inc. (a)	596	630

Texas Roadhouse, Inc.	346	31

Thor Industries, Inc.	151	16

TJX Cos., Inc.	1,992	151

Toll Brothers, Inc.	273	20

TopBuild Corp. (a)	80	22

Tractor Supply Co.	460	110

Tri Pointe Homes, Inc. (a)	1,424	40

Ulta Beauty, Inc. (a)	307	127

Under Armour, Inc. ‘A’ (a)	907	19

Urban Outfitters, Inc. (a)	1,271	37

Vail Resorts, Inc.	359	118

VF Corp.	528	39

Vista Outdoor, Inc. (a)	637	29

Visteon Corp. (a)	443	49

Wendy’s Co.	3,337	80

Whirlpool Corp.	709	166

Williams-Sonoma, Inc.	1,220	206

Wyndham Hotels & Resorts, Inc.	629	56

Yum! Brands, Inc.	1,153	160

		15,467

CONSUMER STAPLES 10.1%

Altria Group, Inc.	7,030	333

Andersons, Inc.	234	9

Archer-Daniels-Midland Co.	3,770	255

B&G Foods, Inc. (c)	1,012	31

Boston Beer Co., Inc. ‘A’ (a)	76	38

Brown-Forman Corp. ‘B’	546	40

Bunge Ltd.	1,585	148

Cal-Maine Foods, Inc.	378	14

Campbell Soup Co.	491	21

Casey’s General Stores, Inc.	239	47

Central Garden & Pet Co. ‘A’ (a)	371	18

Church & Dwight Co., Inc.	536	55

Clorox Co.	260	45

Coca-Cola Co.	9,349	554

Colgate-Palmolive Co.	1,919	164

Conagra Brands, Inc.	905	31

Constellation Brands, Inc. ‘A’	204	51

Costco Wholesale Corp.	1,072	609

Coty, Inc. ‘A’ (a)	855	9

Darling Ingredients, Inc. (a)	509	35

	SHARES	MARKET VALUE (000S)

Edgewell Personal Care Co.	597	$27

Estee Lauder Cos., Inc. ‘A’	472	175

Flowers Foods, Inc.	1,756	48

General Mills, Inc.	1,476	100

Hain Celestial Group, Inc. (a)	599	26

Herbalife Nutrition Ltd. (a)	766	31

Hershey Co.	331	64

Hormel Foods Corp.	511	25

Ingles Markets, Inc. ‘A’	116	10

Ingredion, Inc.	236	23

J&J Snack Foods Corp.	88	14

JM Smucker Co.	325	44

Kellogg Co.	890	57

Keurig Dr Pepper, Inc.	1,134	42

Kimberly-Clark Corp.	721	103

Kraft Heinz Co.	4,048	145

Kroger Co.	10,208	462

Lamb Weston Holdings, Inc.	531	34

Lancaster Colony Corp.	135	22

McCormick & Co., Inc.	866	84

Molson Coors Brewing Co. ‘B’	1,137	53

Mondelez International, Inc. ‘A’	2,837	188

Monster Beverage Corp. (a)	389	37

Nu Skin Enterprises, Inc. ‘A’	758	39

PepsiCo, Inc.	3,608	627

Performance Food Group Co. (a)	1,359	62

Philip Morris International, Inc.	4,476	425

Post Holdings, Inc. (a)	319	36

PriceSmart, Inc.	126	9

Procter & Gamble Co.	4,011	656

Rite Aid Corp. (a)	2,229	33

Sanderson Farms, Inc.	298	57

Sprouts Farmers Market, Inc. (a)	2,890	86

Sysco Corp.	1,439	113

TreeHouse Foods, Inc. (a)	770	31

Tyson Foods, Inc. ‘A’	2,446	213

U.S. Foods Holding Corp. (a)	1,878	65

United Natural Foods, Inc. (a)	829	41

USANA Health Sciences, Inc. (a)	118	12

Vector Group Ltd.	818	9

Walgreens Boots Alliance, Inc.	8,510	444

Walmart, Inc.	10,483	1,517

		8,796

ENERGY 9.1%

Antero Resources Corp. (a)	4,797	84

Archrock, Inc.	1,115	8

Baker Hughes Co.	9,333	225

Cabot Oil & Gas Corp.	1,403	27

Callon Petroleum Co. (a)	508	24

Centennial Resource Development, Inc. (a)	2,986	18

Cheniere Energy, Inc.	573	58

Chevron Corp.	15,508	1,820

CNX Resources Corp. (a)	2,522	35

ConocoPhillips	5,818	420

CVR Energy, Inc.	873	15

Delek U.S. Holdings, Inc. (a)	1,663	25

Devon Energy Corp.	4,589	202

Diamondback Energy, Inc.	141	15

EOG Resources, Inc.	457	41

EQT Corp. (a)	922	20

Exxon Mobil Corp.	31,269	1,913

Green Plains, Inc. (a)	500	17

	SHARES	MARKET VALUE (000S)

Halliburton Co.	649	$15

Helmerich & Payne, Inc.	1,836	44

Hess Corp.	883	65

HollyFrontier Corp.	2,972	97

Kinder Morgan, Inc.	5,732	91

Marathon Oil Corp.	12,366	203

Marathon Petroleum Corp.	10,224	654

Murphy Oil Corp.	2,891	76

NOV, Inc.	6,850	93

Oasis Petroleum, Inc.	413	52

Occidental Petroleum Corp.	7,031	204

Oceaneering International, Inc. (a)	1,454	17

ONEOK, Inc.	347	20

Ovintiv, Inc.	204	7

Patterson-UTI Energy, Inc.	5,110	43

PBF Energy, Inc. ‘A’ (a)	3,218	42

Phillips 66	4,820	349

Pioneer Natural Resources Co.	189	34

Range Resources Corp. (a)	2,485	44

Renewable Energy Group, Inc. (a)	630	27

Schlumberger NV	4,692	141

SM Energy Co.	2,680	79

Targa Resources Corp.	1,080	56

Transocean Ltd. (a)	18,492	51

Valero Energy Corp.	5,929	445

Whiting Petroleum Corp. (a)	698	45

Williams Cos., Inc.	950	25

World Fuel Services Corp.	613	16

		8,002

FINANCIALS 12.6%

Affiliated Managers Group, Inc.	278	46

Aflac, Inc.	972	57

Alleghany Corp. (a)	10	7

Allstate Corp.	1,713	202

Ally Financial, Inc.	4,815	229

American Equity Investment Life Holding Co.	464	18

American Express Co.	455	74

American Financial Group, Inc.	56	8

American International Group, Inc.	6,747	384

Ameriprise Financial, Inc.	87	26

Aon PLC ‘A’	168	50

Ares Management Corp.	518	42

Arthur J Gallagher & Co.	381	65

Artisan Partners Asset Management, Inc. ‘A’	316	15

Bank of America Corp.	5,656	252

Bank of New York Mellon Corp.	592	34

Bank OZK	302	14

Berkshire Hathaway, Inc. ‘B’ (a)	1,388	415

BlackRock, Inc.	109	100

Blackstone Group, Inc.	1,112	144

Brighthouse Financial, Inc. (a)	848	44

Brightsphere Investment Group, Inc.	654	17

Brown & Brown, Inc.	1,617	114

Capital One Financial Corp.	4,627	671

Capitol Federal Financial, Inc.	640	7

Charles Schwab Corp.	1,181	99

Cincinnati Financial Corp.	122	14

CIT Group, Inc.	855	44

Citigroup, Inc.	23,994	1,449

Citizens Financial Group, Inc.	332	16

CME Group, Inc.	622	142

CNO Financial Group, Inc.	1,338	32

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Comerica, Inc.	101	$9

Cullen/Frost Bankers, Inc.	143	18

Discover Financial Services	2,163	250

East West Bancorp, Inc.	348	27

Equitable Holdings, Inc.	316	10

Erie Indemnity Co. ‘A’	108	21

Evercore, Inc. ‘A’	391	53

FactSet Research Systems, Inc.	63	31

Federated Investors, Inc. ‘B’	746	28

Fidelity National Financial, Inc.	809	42

Fifth Third Bancorp	533	23

First American Financial Corp.	913	71

First Horizon Corp.	1,309	21

First Republic Bank	438	90

FirstCash Holdings, Inc.	243	18

Franklin Resources, Inc.	4,242	142

Genworth Financial, Inc. ‘A’ (a)	4,708	19

Glacier Bancorp, Inc.	271	15

Goldman Sachs Group, Inc.	1,187	454

Hanover Insurance Group, Inc.	209	27

Hartford Financial Services Group, Inc.	265	18

Houlihan Lokey, Inc.	476	49

Huntington Bancshares, Inc.	1,118	17

Intercontinental Exchange, Inc.	532	73

Invesco Ltd.	5,832	134

Jefferies Financial Group, Inc.	1,839	71

JPMorgan Chase & Co.	2,296	364

KeyCorp.	726	17

Lincoln National Corp.	1,933	132

Loews Corp.	1,189	69

LPL Financial Holdings, Inc.	811	130

M&T Bank Corp.	97	15

Markel Corp. (a)	10	12

MarketAxess Holdings, Inc.	79	32

Marsh & McLennan Cos., Inc.	1,252	218

Mercury General Corp.	248	13

MetLife, Inc.	4,145	259

MGIC Investment Corp.	1,570	23

Moelis & Co. ‘A’	377	24

Moody’s Corp.	201	79

Morgan Stanley	1,106	109

Morningstar, Inc.	124	42

MSCI, Inc.	402	246

Nasdaq, Inc.	186	39

Navient Corp.	2,979	63

New York Community Bancorp, Inc.	2,492	30

Northern Trust Corp.	155	19

Old Republic International Corp.	672	17

PacWest Bancorp	1,160	52

People’s United Financial, Inc.	1,046	19

Pinnacle Financial Partners, Inc.	182	17

PNC Financial Services Group, Inc.	327	66

PRA Group, Inc. (a)	349	18

Principal Financial Group, Inc.	206	15

Progressive Corp.	784	80

Prudential Financial, Inc.	2,620	284

Raymond James Financial, Inc.	144	14

Regions Financial Corp.	743	16

RLI Corp.	175	20

S&P Global, Inc.	312	147

Santander Consumer USA Holdings, Inc.	1,379	58

SEI Investments Co.	627	38

Signature Bank	146	47

State Street Corp.	270	25

	SHARES	MARKET VALUE (000S)

Stewart Information Services Corp.	201	$16

Stifel Financial Corp.	247	17

SVB Financial Group (a)	144	98

Synchrony Financial	2,178	101

Synovus Financial Corp.	341	16

T Rowe Price Group, Inc.	594	117

Tradeweb Markets, Inc. ‘A’	295	30

Travelers Cos., Inc.	2,032	318

Truist Financial Corp.	1,040	61

U.S. Bancorp	1,046	59

Unum Group	3,518	86

Valley National Bancorp	982	14

Wells Fargo & Co.	11,989	575

Western Alliance Bancorp	237	26

White Mountains Insurance Group Ltd.	22	22

Zions Bancorporation	120	8

		10,994

HEALTH CARE 11.7%

Agilent Technologies, Inc.	236	38

Align Technology, Inc. (a)	76	50

Amgen, Inc.	786	177

AMN Healthcare Services, Inc. (a)	355	43

Anthem, Inc.	889	412

Avantor, Inc. (a)	1,284	54

Baxter International, Inc.	1,221	105

Becton Dickinson and Co.	191	48

Bio-Rad Laboratories, Inc. ‘A’ (a)	78	59

Bio-Techne Corp.	97	50

Biogen, Inc. (a)	204	49

Boston Scientific Corp. (a)	1,113	47

Bristol-Myers Squibb Co.	3,620	226

Brookdale Senior Living, Inc. (a)	3,437	18

Bruker Corp.	580	49

Cardinal Health, Inc.	5,430	280

Centene Corp. (a)	447	37

Cerner Corp.	479	44

Charles River Laboratories International, Inc. (a)	123	46

Chemed Corp.	122	65

Community Health Systems, Inc. (a)	1,318	18

Cooper Cos., Inc.	142	59

CVS Health Corp.	8,392	866

Danaher Corp.	1,209	398

DaVita, Inc. (a)	761	87

Dentsply Sirona, Inc.	433	24

Dexcom, Inc. (a)	236	127

Edwards Lifesciences Corp. (a)	485	63

Eli Lilly & Co.	1,720	475

Encompass Health Corp.	740	48

Envista Holdings Corp. (a)	396	18

Gilead Sciences, Inc.	7,928	576

HCA Healthcare, Inc.	693	178

Henry Schein, Inc. (a)	333	26

Humana, Inc.	78	36

IDEXX Laboratories, Inc. (a)	235	155

Integra LifeSciences Holdings Corp. (a)	376	25

Intuitive Surgical, Inc. (a)	277	100

IQVIA Holdings, Inc. (a)	146	41

Johnson & Johnson	4,694	803

Laboratory Corp. of America Holdings (a)	164	52

Magellan Health, Inc. (a)	277	26

	SHARES	MARKET VALUE (000S)

Masimo Corp. (a)	163	$48

McKesson Corp.	1,385	344

MEDNAX, Inc. (a)	702	19

Merck & Co., Inc.	8,113	622

Mettler-Toledo International, Inc. (a)	105	178

Moderna, Inc. (a)	872	221

Molina Healthcare, Inc. (a)	394	125

Myriad Genetics, Inc. (a)	694	19

Owens & Minor, Inc.	1,090	47

Patterson Cos., Inc.	1,040	30

Pfizer, Inc.	19,093	1,127

Premier, Inc. ‘A’	855	35

Quest Diagnostics, Inc.	367	63

ResMed, Inc.	894	233

Select Medical Holdings Corp.	802	24

Steris PLC	241	59

Syneos Health, Inc. (a)	183	19

Teleflex, Inc.	111	36

Tenet Healthcare Corp. (a)	1,403	115

United Therapeutics Corp. (a)	652	141

UnitedHealth Group, Inc.	733	368

Waters Corp. (a)	153	57

West Pharmaceutical Services, Inc.	297	139

Zoetis, Inc.	217	53

		10,220

INDUSTRIALS 10.3%

3M Co.	1,287	229

AAR Corp. (a)	376	15

ABM Industries, Inc.	578	24

Acuity Brands, Inc.	346	73

AECOM (a)	1,041	80

AGCO Corp.	885	103

Allegiant Travel Co. (a)	128	24

Allison Transmission Holdings, Inc.	1,128	41

AMERCO	60	44

American Airlines Group, Inc. (a)	8,552	154

AO Smith Corp.	1,081	93

Applied Industrial Technologies, Inc.	170	17

ArcBest Corp.	154	18

Arcosa, Inc.	319	17

Armstrong World Industries, Inc.	319	37

ASGN, Inc. (a)	124	15

Atlas Air Worldwide Holdings, Inc. (a)	468	44

Avis Budget Group, Inc. (a)	3,047	632

Boeing Co. (a)	325	65

Booz Allen Hamilton Holding Corp.	1,235	105

Builders FirstSource, Inc. (a)	465	40

BWX Technologies, Inc.	682	33

CACI International, Inc. ‘A’ (a)	162	44

Carlisle Cos., Inc.	40	10

Carrier Global Corp.	678	37

Caterpillar, Inc.	415	86

CH Robinson Worldwide, Inc.	695	75

Cintas Corp.	76	34

Colfax Corp. (a)	523	24

Comfort Systems USA, Inc.	148	15

Copart, Inc. (a)	564	85

CoreCivic, Inc. (a)	1,075	11

Crane Co.	369	38

CSX Corp.	2,419	91

Cummins, Inc.	318	69

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Curtiss-Wright Corp.	257	$36

Deere & Co.	217	74

Delta Air Lines, Inc. (a)	375	15

Deluxe Corp.	266	9

Donaldson Co., Inc.	624	37

Dover Corp.	112	20

Eaton Corp. PLC	311	54

EMCOR Group, Inc.	129	16

Emerson Electric Co.	1,017	95

Encore Wire Corp.	261	37

Equifax, Inc.	578	169

Expeditors International of Washington, Inc.	791	106

Fastenal Co.	463	30

Fluor Corp. (a)	3,893	96

FTI Consulting, Inc. (a)	275	42

GATX Corp.	193	20

Generac Holdings, Inc. (a)	590	208

General Dynamics Corp.	190	40

General Electric Co.	6,922	654

GMS, Inc. (a)	356	21

Graco, Inc.	508	41

GrafTech International Ltd.	1,124	13

Granite Construction, Inc.	470	18

Greenbrier Cos., Inc.	519	24

Hawaiian Holdings, Inc. (a)	1,647	30

Healthcare Services Group, Inc.	1,572	28

Hexcel Corp. (a)	830	43

Hillenbrand, Inc.	473	25

HNI Corp.	319	13

Hub Group, Inc. ‘A’ (a)	250	21

Hubbell, Inc.	215	45

Huntington Ingalls Industries, Inc.	27	5

IDEX Corp.	187	44

Illinois Tool Works, Inc.	323	80

Insperity, Inc.	240	28

ITT, Inc.	548	56

Jacobs Engineering Group, Inc.	582	81

JB Hunt Transport Services, Inc.	198	40

JetBlue Airways Corp. (a)	4,274	61

Johnson Controls International PLC	556	45

KAR Auction Services, Inc. (a)	1,485	23

KBR, Inc.	1,452	69

Knight-Swift Transportation Holdings, Inc.	1,357	83

L3Harris Technologies, Inc.	419	89

Landstar System, Inc.	350	63

Lennox International, Inc.	289	94

Lincoln Electric Holdings, Inc.	302	42

Lockheed Martin Corp.	620	220

ManpowerGroup, Inc.	595	58

ManTech International Corp. ‘A’	157	11

Masco Corp.	225	16

Masonite International Corp. (a)	195	23

Matson, Inc.	154	14

Meritor, Inc. (a)	589	15

Middleby Corp. (a)	191	38

MillerKnoll, Inc.	612	24

Moog, Inc. ‘A’	151	12

MSC Industrial Direct Co., Inc. ‘A’	488	41

Mueller Industries, Inc.	372	22

Neilsen Holdings PLC	743	15

Nordson Corp.	173	44

Northrop Grumman Corp.	465	180

NOW, Inc. (a)	2,503	21

	SHARES	MARKET VALUE (000S)

Old Dominion Freight Line, Inc.	387	$139

Oshkosh Corp.	787	89

Otis Worldwide Corp.	599	52

Owens Corning	457	41

Pitney Bowes, Inc.	3,610	24

Primoris Services Corp.	554	13

Quanta Services, Inc.	1,518	174

Raytheon Technologies Corp.	1,171	101

Regal Rexnord Corp.	166	28

Republic Services, Inc.	470	66

Resideo Technologies, Inc. (a)	1,033	27

Robert Half International, Inc.	425	47

Rockwell Automation, Inc.	251	88

Rollins, Inc.	902	31

Rush Enterprises, Inc. ‘A’	358	20

Ryder System, Inc.	816	67

Saia, Inc. (a)	65	22

Schneider National, Inc. ‘B’	894	24

SkyWest, Inc. (a)	482	19

Snap-on, Inc.	41	9

Southwest Airlines Co. (a)	207	9

Spirit AeroSystems Holdings, Inc. ‘A’	1,554	67

Steelcase, Inc. ‘A’	1,011	12

Stericycle, Inc. (a)	478	28

Teledyne Technologies, Inc. (a)	89	39

Terex Corp.	1,103	48

Tetra Tech, Inc.	132	22

Textron, Inc.	171	13

Timken Co.	525	36

Toro Co.	635	63

TransDigm Group, Inc. (a)	31	20

Trinity Industries, Inc.	897	27

UFP Industries, Inc.	324	30

Union Pacific Corp.	968	244

United Airlines Holdings, Inc. (a)	428	19

United Parcel Service, Inc. ‘B’	1,325	284

United Rentals, Inc. (a)	56	19

Valmont Industries, Inc.	102	26

Verisk Analytics, Inc.	483	110

Waste Connections, Inc.	419	57

Waste Management, Inc.	878	146

Watsco, Inc.	208	65

Werner Enterprises, Inc.	1,067	51

WESCO International, Inc. (a)	486	64

WW Grainger, Inc.	80	41

Xylem, Inc.	866	104

		8,984

INFORMATION TECHNOLOGY 12.6%

Akamai Technologies, Inc. (a)	110	13

Alliance Data Systems Corp.	1,425	95

Amdocs Ltd.	398	30

Amkor Technology, Inc.	1,209	30

ANSYS, Inc. (a)	162	65

Apple, Inc.	4,006	711

Applied Materials, Inc.	2,199	346

Arista Networks, Inc. (a)	552	79

Arrow Electronics, Inc. (a)	648	87

Aspen Technology, Inc. (a)	130	20

Automatic Data Processing, Inc.	582	143

Avnet, Inc.	969	40

Belden, Inc.	318	21

Black Knight, Inc. (a)	356	29

Broadcom, Inc.	192	128

	SHARES	MARKET VALUE (000S)

Broadridge Financial Solutions, Inc.	851	$156

Brooks Automation, Inc.	180	19

Cadence Design Systems, Inc. (a)	214	40

CDK Global, Inc.	966	40

CDW Corp.	248	51

Cirrus Logic, Inc. (a)	264	24

Cisco Systems, Inc.	9,951	631

Citrix Systems, Inc.	340	32

Coherent, Inc. (a)	60	16

Concentrix Corp.	128	23

Conduent, Inc. (a)	1,588	8

Corning, Inc.	6,306	235

Dell Technologies, Inc. ‘C’ (a)	195	11

Dolby Laboratories, Inc. ‘A’	356	34

DXC Technology Co. (a)	2,543	82

Entegris, Inc.	331	46

EPAM Systems, Inc. (a)	135	90

F5, Inc. (a)	232	57

Fair Isaac Corp. (a)	65	28

Flex Ltd. (a)	2,491	46

Fortinet, Inc. (a)	342	123

Gartner, Inc. (a)	280	94

Genpact Ltd.	1,076	57

Hewlett Packard Enterprise Co.	15,991	252

HP, Inc.	4,336	163

Insight Enterprises, Inc. (a)	254	27

International Business Machines Corp.	9,490	1,268

Intuit, Inc.	346	223

Jabil, Inc.	1,269	89

Jack Henry & Associates, Inc.	553	92

Juniper Networks, Inc.	3,864	138

Keysight Technologies, Inc. (a)	451	93

KLA Corp.	363	156

Lam Research Corp.	161	116

Littelfuse, Inc.	60	19

Manhattan Associates, Inc. (a)	351	55

Mastercard, Inc. ‘A’	321	115

MAXIMUS, Inc.	398	32

Microsoft Corp.	1,830	615

Monolithic Power Systems, Inc.	107	53

Motorola Solutions, Inc.	1,006	273

National Instruments Corp.	406	18

NCR Corp. (a)	1,448	58

NetApp, Inc.	770	71

NetScout Systems, Inc. (a)	558	18

NortonLifeLock, Inc.	2,218	58

NVIDIA Corp.	2,133	627

ON Semiconductor Corp. (a)	332	23

Oracle Corp.	8,469	739

Palo Alto Networks, Inc. (a)	235	131

Paychex, Inc.	736	100

Plexus Corp. (a)	128	12

QUALCOMM, Inc.	2,297	420

Sabre Corp. (a)	2,696	23

Sanmina Corp. (a)	397	16

Silicon Laboratories, Inc. (a)	96	20

Skyworks Solutions, Inc.	226	35

Super Micro Computer, Inc. (a)	258	11

Synaptics, Inc. (a)	346	100

TD SYNNEX Corp.	190	22

Teradata Corp. (a)	1,239	53

Teradyne, Inc.	570	93

Texas Instruments, Inc.	939	177

Tyler Technologies, Inc. (a)	46	25

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

VeriSign, Inc. (a)	137	$35

Visa, Inc. ‘A’	784	170

Vishay Intertechnology, Inc.	1,230	27

Western Digital Corp. (a)	1,836	120

Western Union Co.	1,307	23

Wolfspeed, Inc. (a)	164	18

Xerox Holdings Corp.	2,130	48

Xilinx, Inc.	481	102

Zebra Technologies Corp. ‘A’ (a)	131	78

Ziff Davis, Inc. (a)	179	20

		11,050

MATERIALS 3.9%

Albemarle Corp.	288	67

Alcoa Corp.	3,676	219

AptarGroup, Inc.	366	45

Arconic Corp. (a)	1,025	34

Ashland Global Holdings, Inc.	148	16

Avery Dennison Corp.	605	131

Avient Corp.	564	32

Axalta Coating Systems Ltd. (a)	879	29

Ball Corp.	873	84

Berry Global Group, Inc. (a)	514	38

Boise Cascade Co.	517	37

Cabot Corp.	417	23

Carpenter Technology Corp.	412	12

Celanese Corp.	315	53

CF Industries Holdings, Inc.	166	12

Chemours Co.	760	26

Commercial Metals Co.	1,314	48

Compass Minerals International, Inc.	225	12

Corteva, Inc.	406	19

Crown Holdings, Inc.	660	73

Eagle Materials, Inc.	183	31

Eastman Chemical Co.	414	50

Ecolab, Inc.	189	44

Freeport-McMoRan, Inc.	3,642	152

Graphic Packaging Holding Co.	3,957	77

Greif, Inc. ‘A’	218	13

International Flavors & Fragrances, Inc.	367	55

Kaiser Aluminum Corp.	172	16

Louisiana-Pacific Corp.	1,119	88

LyondellBasell Industries NV ‘A’	2,994	276

Martin Marietta Materials, Inc.	48	21

Mosaic Co.	7,590	298

NewMarket Corp.	64	22

Newmont Corp.	703	44

Nucor Corp.	1,063	121

O-I Glass, Inc. (a)	1,597	19

Olin Corp.	2,201	127

PPG Industries, Inc.	301	52

Reliance Steel & Aluminum Co.	537	87

RPM International, Inc.	606	61

Scotts Miracle-Gro Co.	528	85

Sealed Air Corp.	1,478	100

Sensient Technologies Corp.	341	34

Sherwin-Williams Co.	306	108

Silgan Holdings, Inc.	568	24

Sonoco Products Co.	730	42

Steel Dynamics, Inc.	870	54

United States Steel Corp.	3,775	90

Vulcan Materials Co.	103	21

Warrior Met Coal, Inc.	1,325	34

	SHARES	MARKET VALUE (000S)

WestRock Co.	3,076	$136

Worthington Industries, Inc.	345	19

		3,411

REAL ESTATE 0.1%

CBRE Group, Inc. ‘A’ (a)	251	27

Douglas Elliman, Inc. (a)	409	5

Jones Lang LaSalle, Inc.	39	10

Realogy Holdings Corp. (a)	2,320	39

		81

UTILITIES 1.0%

AES Corp.	5,654	137

Avangrid, Inc.	41	2

Avista Corp.	383	16

CenterPoint Energy, Inc.	490	14

Duke Energy Corp.	601	63

Entergy Corp.	320	36

Evergy, Inc.	177	12

Exelon Corp.	6,924	400

FirstEnergy Corp.	425	18

Hawaiian Electric Industries, Inc.	667	28

MDU Resources Group, Inc.	1,009	31

National Fuel Gas Co.	532	34

NRG Energy, Inc.	374	16

Ormat Technologies, Inc.	196	16

UGI Corp.	162	7

Vistra Corp.	2,776	63

		893

Total United States		81,689

Total Common Stocks (Cost $68,399)		82,608

REAL ESTATE INVESTMENT TRUSTS 5.3%

UNITED STATES 5.3%

FINANCIALS 0.5%

AGNC Investment Corp.	1,578	24

Annaly Capital Management, Inc.	3,716	29

Apollo Commercial Real Estate Finance, Inc.	1,134	15

Blackstone Mortgage Trust, Inc. ‘A’	1,569	48

Chimera Investment Corp.	2,553	38

Invesco Mortgage Capital, Inc.	6,640	18

Ladder Capital Corp.	818	10

MFA Financial, Inc.	4,288	20

New Residential Investment Corp.	4,511	48

New York Mortgage Trust, Inc.	3,654	14

PennyMac Mortgage Investment Trust	1,114	19

Redwood Trust, Inc.	1,640	22

Starwood Property Trust, Inc.	2,476	60

Two Harbors Investment Corp.	5,812	34

		399

REAL ESTATE 4.8%

Acadia Realty Trust	731	16

Alexander & Baldwin, Inc.	422	11

Alexandria Real Estate Equities, Inc.	119	27

American Campus Communities, Inc.	609	35

American Homes 4 Rent ‘A’	1,694	74

American Tower Corp.	572	167

Apartment Income REIT Corp.	384	21

Apple Hospitality REIT, Inc.	2,755	44

	SHARES	MARKET VALUE (000S)

AvalonBay Communities, Inc.	109	$28

Boston Properties, Inc.	111	13

Brandywine Realty Trust	2,740	37

Brixmor Property Group, Inc.	728	18

Camden Property Trust	774	138

Corporate Office Properties Trust	950	27

Cousins Properties, Inc.	779	31

Crown Castle International Corp.	331	69

CubeSmart	1,381	79

CyrusOne, Inc.	729	65

DiamondRock Hospitality Co. (a)	2,759	27

Digital Realty Trust, Inc.	173	31

DigitalBridge Group, Inc. (a)	4,796	40

Douglas Emmett, Inc.	1,404	47

Duke Realty Corp.	2,457	161

EastGroup Properties, Inc.	207	47

Empire State Realty Trust, Inc. ‘A’	1,901	17

EPR Properties	319	15

Equinix, Inc.	56	47

Equity Commonwealth (a)	1,029	27

Equity LifeStyle Properties, Inc.	847	74

Equity Residential	289	26

Essex Property Trust, Inc.	50	18

Extra Space Storage, Inc.	748	170

Federal Realty Investment Trust	589	80

First Industrial Realty Trust, Inc.	802	53

Gaming and Leisure Properties, Inc.	1,216	59

GEO Group, Inc.	2,281	18

Healthcare Realty Trust, Inc.	815	26

Healthcare Trust of America, Inc. ‘A’	1,889	63

Highwoods Properties, Inc.	959	43

Host Hotels & Resorts, Inc. (a)	2,383	41

Invitation Homes, Inc.	3,742	170

Iron Mountain, Inc.	617	32

Kilroy Realty Corp.	974	65

Kimco Realty Corp.	2,617	65

Kite Realty Group Trust	1,220	27

Lamar Advertising Co. ‘A’	660	80

Lexington Realty Trust	2,741	43

Life Storage, Inc.	571	87

Macerich Co.	2,978	51

Mack-Cali Realty Corp. (a)	915	17

Medical Properties Trust, Inc.	2,037	48

Mid-America Apartment Communities, Inc.	89	20

Office Properties Income Trust	353	9

Orion Office REIT, Inc. (a)	44	1

Outfront Media, Inc.	1,014	27

Paramount Group, Inc.	2,502	21

Park Hotels & Resorts, Inc. (a)	3,202	60

Physicians Realty Trust	1,286	24

Piedmont Office Realty Trust, Inc. ‘A’	977	18

Prologis, Inc.	897	151

PS Business Parks, Inc.	122	22

Public Storage	366	137

Rayonier, Inc.	811	33

Realty Income Corp.	442	32

Regency Centers Corp.	1,252	94

Rexford Industrial Realty, Inc.	372	30

RLJ Lodging Trust	1,521	21

Ryman Hospitality Properties, Inc. (a)	432	40

SBA Communications Corp.	71	28

Service Properties Trust	1,586	14

Simon Property Group, Inc.	683	109

SITE Centers Corp.	2,505	40

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

SL Green Realty Corp.	395	$28

Spirit Realty Capital, Inc.	301	14

STAG Industrial, Inc.	902	43

Sun Communities, Inc.	591	124

Sunstone Hotel Investors, Inc. (a)	2,490	29

Tanger Factory Outlet Centers, Inc.	1,296	25

UDR, Inc.	2,069	124

VICI Properties, Inc.	1,264	38

Vornado Realty Trust	140	6

Washington Real Estate Investment Trust	730	19

Welltower, Inc.	340	29

WP Carey, Inc.	1,045	86

	SHARES	MARKET VALUE (000S)

Xenia Hotels & Resorts, Inc. (a)	770	$14

		4,225

Total Real Estate Investment Trusts (Cost $3,816)		4,624

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (e) 0.6%
		521

Total Short-Term Instruments (Cost $521)		521

Total Investments in Securities (Cost $72,736)		87,753

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
0.070% (b)(c)(d)	86,638	$87

Total Short-Term Instruments (Cost $87)		87

Total Investments in Affiliates (Cost $87)		87

Total Investments 100.4% (Cost $72,823)		$87,840

Other Assets and Liabilities, net (0.4)%		(340)

Net Assets 100.0%		$87,500

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $85 were out on loan in exchange for $87 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$521	U.S. Treasury Notes 2.875% due 08/15/2028	$(532)	$521	$521

Total Repurchase Agreements						$(532)	$521	$521

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$521	$0	$0	$0	$521	$(532)	$(11)

Master Securities lending Agreement
GSC	0	0	0	85	85	(87)	(2)

Total Borrowings and Other Financing Transactions	$521	$0	$0	$85

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$87				$87

Total Borrowings	$87	$0	$0	$0	$87

Payable for securities on loan - cash collateral					$87

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$397	$0	$0	$397
Switzerland
Financials	146	0	0	146
United Kingdom
Communication Services	36	0	0	36
Consumer Discretionary	7	0	0	7
Consumer Staples	45	0	0	45
Energy	27	0	0	27
Financials	53	0	0	53
Industrials	208	0	0	208
United States
Communication Services	3,791	0	0	3,791
Consumer Discretionary	15,467	0	0	15,467
Consumer Staples	8,796	0	0	8,796
Energy	8,002	0	0	8,002
Financials	10,994	0	0	10,994
Health Care	10,220	0	0	10,220

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Industrials	$8,984	$0	$0	$8,984
Information Technology	11,050	0	0	11,050
Materials	3,411	0	0	3,411
Real Estate	81	0	0	81
Utilities	893	0	0	893
Real Estate Investment Trusts
United States
Financials	399	0	0	399
Real Estate	4,225	0	0	4,225
Short-Term Instruments
Repurchase Agreements	0	521	0	521

	$87,232	$521	$0	$87,753

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	87	0	0	87

Total Investments	$87,319	$521	$0	$87,840

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO RAFI ESG U.S. ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 97.9%

IRELAND 0.8%

INFORMATION TECHNOLOGY 0.8%

Accenture PLC ‘A’	516	$214

Total Ireland		214

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	126	24

Total Switzerland		24

UNITED KINGDOM 1.1%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	1,452	41

CONSUMER DISCRETIONARY 0.1%

Capri Holdings Ltd. (a)	238	16

CONSUMER STAPLES 0.0%

Coca-Cola Europacific Partners PLC	203	11

MATERIALS 0.9%

Linde PLC	673	233

Total United Kingdom		301

UNITED STATES 95.9%

COMMUNICATION SERVICES 6.9%

AT&T, Inc.	33,916	834

Comcast Corp. ‘A’	4,884	246

Discovery, Inc. ‘A’ (a)	107	2

Electronic Arts, Inc.	340	45

Loyalty Ventures, Inc. (a)	92	3

Lumen Technologies, Inc.	4,070	51

News Corp. ‘A’	252	6

Omnicom Group, Inc.	376	27

T-Mobile US, Inc. (a)	221	26

Twitter, Inc. (a)	53	2

Verizon Communications, Inc.	11,967	622

ViacomCBS, Inc. ‘B’	174	5

		1,869

CONSUMER DISCRETIONARY 10.2%

Adient PLC (a)	372	18

Advance Auto Parts, Inc.	76	18

Amazon.com, Inc. (a)	23	77

Aramark	110	4

Bed Bath & Beyond, Inc. (a)	367	5

Best Buy Co., Inc.	671	68

Booking Holdings, Inc. (a)	10	24

BorgWarner, Inc.	616	28

Carnival Corp. (a)	1,986	40

eBay, Inc.	1,687	112

Ford Motor Co.	20,500	426

General Motors Co. (a)	6,816	400

Genuine Parts Co.	59	8

Goodyear Tire & Rubber Co. (a)	2,305	49

Hilton Worldwide Holdings, Inc. (a)	260	41

Home Depot, Inc.	957	397

	SHARES	MARKET VALUE (000S)

Kohl’s Corp.	844	$42

Lear Corp.	143	26

Lowe’s Cos., Inc.	843	218

Macy’s, Inc.	2,035	53

Marriott International, Inc. ‘A’ (a)	318	53

McDonald’s Corp.	186	50

Newell Brands, Inc.	661	14

NIKE, Inc. ‘B’	194	32

Nordstrom, Inc. (a)	143	3

O’Reilly Automotive, Inc. (a)	30	21

PVH Corp.	229	24

Qurate Retail, Inc.	478	4

Ralph Lauren Corp.	94	11

Starbucks Corp.	1,461	171

Tapestry, Inc.	594	24

Target Corp.	902	209

Tesla, Inc. (a)	17	18

VF Corp.	550	40

Victoria’s Secret & Co. (a)	53	3

Whirlpool Corp.	47	11

Yum! Brands, Inc.	127	18

		2,760

CONSUMER STAPLES 8.4%

Archer-Daniels-Midland Co.	1,973	133

Bunge Ltd.	123	12

Campbell Soup Co.	427	19

Clorox Co.	169	29

Coca-Cola Co.	4,762	282

Colgate-Palmolive Co.	1,168	100

Conagra Brands, Inc.	724	25

Constellation Brands, Inc. ‘A’	25	6

Estee Lauder Cos., Inc. ‘A’	135	50

General Mills, Inc.	1,224	82

Hershey Co.	114	22

Hormel Foods Corp.	372	18

Ingredion, Inc.	205	20

JM Smucker Co.	222	30

Kellogg Co.	573	37

Keurig Dr Pepper, Inc.	358	13

Kimberly-Clark Corp.	477	68

Kraft Heinz Co.	1,584	57

Molson Coors Brewing Co. ‘B’	726	34

Mondelez International, Inc. ‘A’	701	47

PepsiCo, Inc.	1,970	342

Procter & Gamble Co.	3,773	617

Sysco Corp.	1,051	83

Walgreens Boots Alliance, Inc.	3,268	170

		2,296

FINANCIALS 17.6%

Aflac, Inc.	1,352	79

Allstate Corp.	746	88

American Express Co.	895	146

Ameriprise Financial, Inc.	223	67

Aon PLC ‘A’	49	15

Bank of America Corp.	17,097	761

Bank of New York Mellon Corp.	2,627	153

BlackRock, Inc.	90	82

Capital One Financial Corp.	303	44

Charles Schwab Corp.	305	26

Citigroup, Inc.	8,011	484

CME Group, Inc.	61	14

Comerica, Inc.	124	11

	SHARES	MARKET VALUE (000S)

Equitable Holdings, Inc.	458	$15

Goldman Sachs Group, Inc.	584	223

Hartford Financial Services Group, Inc.	712	49

Huntington Bancshares, Inc.	482	7

Intercontinental Exchange, Inc.	100	14

JPMorgan Chase & Co.	4,103	650

KeyCorp.	497	11

Lincoln National Corp.	577	39

MetLife, Inc.	1,451	91

Moody’s Corp.	84	33

Morgan Stanley	1,686	165

Nasdaq, Inc.	37	8

Northern Trust Corp.	93	11

PNC Financial Services Group, Inc.	782	157

Principal Financial Group, Inc.	529	38

Prudential Financial, Inc.	1,445	156

Regions Financial Corp.	592	13

S&P Global, Inc.	157	74

State Street Corp.	551	51

Synchrony Financial	572	27

T Rowe Price Group, Inc.	56	11

Travelers Cos., Inc.	164	26

U.S. Bancorp	2,672	150

Wells Fargo & Co.	16,834	808

		4,797

HEALTH CARE 17.9%

Abbott Laboratories	1,436	202

AbbVie, Inc.	2,400	325

Agilent Technologies, Inc.	207	33

AmerisourceBergen Corp.	261	35

Amgen, Inc.	1,207	272

Anthem, Inc.	624	289

Baxter International, Inc.	865	74

Becton Dickinson and Co.	333	84

Biogen, Inc. (a)	358	86

Cardinal Health, Inc.	1,676	86

Cerner Corp.	87	8

Cigna Corp.	635	146

CVS Health Corp.	1,077	111

DaVita, Inc. (a)	254	29

Dentsply Sirona, Inc.	70	4

Edwards Lifesciences Corp. (a)	230	30

Eli Lilly & Co.	631	174

Gilead Sciences, Inc.	4,361	317

Humana, Inc.	262	121

Illumina, Inc. (a)	57	22

IQVIA Holdings, Inc. (a)	38	11

Johnson & Johnson	4,951	847

Laboratory Corp. of America Holdings (a)	83	26

McKesson Corp.	620	154

Merck & Co., Inc.	6,523	500

Organon & Co.	284	9

Pfizer, Inc.	3,710	219

Quest Diagnostics, Inc.	239	41

Stryker Corp.	187	50

UnitedHealth Group, Inc.	1,035	520

Universal Health Services, Inc. ‘B’	47	6

Waters Corp. (a)	47	17

Zimmer Biomet Holdings, Inc.	41	5

		4,853

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 4.4%

3M Co.	1,173	$208

American Airlines Group, Inc. (a)	4,355	78

Cummins, Inc.	356	78

Dover Corp.	161	29

Eaton Corp. PLC	413	71

Emerson Electric Co.	263	25

Expeditors International of Washington, Inc.	57	8

Illinois Tool Works, Inc.	334	82

JetBlue Airways Corp. (a)	479	7

Johnson Controls International PLC	1,529	124

ManpowerGroup, Inc.	320	31

Neilsen Holdings PLC	1,340	28

Owens Corning	300	27

Parker-Hannifin Corp.	32	10

Republic Services, Inc.	190	27

Rockwell Automation, Inc.	131	46

Stanley Black & Decker, Inc.	176	33

United Airlines Holdings, Inc. (a)	87	4

United Parcel Service, Inc. ‘B’	593	127

United Rentals, Inc. (a)	94	31

Waste Management, Inc.	499	83

WW Grainger, Inc.	84	44

		1,201

INFORMATION TECHNOLOGY 27.7%

Adobe, Inc. (a)	159	90

Alliance Data Systems Corp.	293	19

Amdocs Ltd.	294	22

Analog Devices, Inc.	390	69

Apple, Inc.	6,867	1,219

Applied Materials, Inc.	1,047	165

Arrow Electronics, Inc. (a)	177	24

Automatic Data Processing, Inc.	342	84

Avnet, Inc.	607	25

Cadence Design Systems, Inc. (a)	112	21

CDW Corp.	127	26

Cisco Systems, Inc.	12,374	784

Citrix Systems, Inc.	210	20

Cognizant Technology Solutions Corp. ‘A’	228	20

Corning, Inc.	1,409	52

Dell Technologies, Inc. ‘C’ (a)	263	15

DXC Technology Co. (a)	957	31

F5, Inc. (a)	54	13

Flex Ltd. (a)	1,328	24

	SHARES	MARKET VALUE (000S)

Hewlett Packard Enterprise Co.	5,952	$94

HP, Inc.	3,890	146

Intel Corp.	15,823	815

Intuit, Inc.	106	68

Jabil, Inc.	257	18

Juniper Networks, Inc.	1,525	54

Lam Research Corp.	112	81

Mastercard, Inc. ‘A’	347	125

Micron Technology, Inc.	2,197	205

Microsoft Corp.	4,501	1,514

Motorola Solutions, Inc.	143	39

NetApp, Inc.	514	47

NortonLifeLock, Inc.	1,457	38

NVIDIA Corp.	544	160

ON Semiconductor Corp. (a)	459	31

Oracle Corp.	4,062	354

Paychex, Inc.	65	9

PayPal Holdings, Inc. (a)	315	59

QUALCOMM, Inc.	1,782	326

Seagate Technology Holdings PLC	322	36

Skyworks Solutions, Inc.	140	22

Synopsys, Inc. (a)	45	17

Texas Instruments, Inc.	1,038	196

Visa, Inc. ‘A’	922	200

VMware, Inc. ‘A’	66	8

Western Digital Corp. (a)	1,223	80

Western Union Co.	221	4

Xerox Holdings Corp.	1,524	34

Xilinx, Inc.	182	39

		7,542

MATERIALS 2.2%

Air Products & Chemicals, Inc.	245	75

Celanese Corp.	68	11

CF Industries Holdings, Inc.	414	29

Dow, Inc.	1,579	90

Eastman Chemical Co.	355	43

Ecolab, Inc.	283	66

Freeport-McMoRan, Inc.	245	10

International Flavors & Fragrances, Inc.	136	21

International Paper Co.	1,048	49

LyondellBasell Industries NV ‘A’	215	20

Mosaic Co.	968	38

Nucor Corp.	197	23

Packaging Corp. of America	105	14

PPG Industries, Inc.	307	53

	SHARES	MARKET VALUE (000S)

Sherwin-Williams Co.	114	$40

Sylvamo Corp. (a)	77	2

Vulcan Materials Co.	25	5

		589

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	387	42

UTILITIES 0.4%

American Water Works Co., Inc.	179	34

Consolidated Edison, Inc.	228	20

Eversource Energy	143	13

Exelon Corp.	837	48

		115

Total United States		26,064

Total Common Stocks (Cost $23,423)		26,603

REAL ESTATE INVESTMENT TRUSTS 1.9%

UNITED STATES 1.9%

REAL ESTATE 1.9%

American Tower Corp.	95	28

AvalonBay Communities, Inc.	86	22

Digital Realty Trust, Inc.	115	20

Equinix, Inc.	44	37

Equity Residential	386	35

Essex Property Trust, Inc.	41	14

Healthpeak Properties, Inc.	743	27

Host Hotels & Resorts, Inc. (a)	2,990	52

Iron Mountain, Inc.	584	31

Prologis, Inc.	409	69

Simon Property Group, Inc.	86	14

Ventas, Inc.	856	44

Welltower, Inc.	751	64

Weyerhaeuser Co.	1,802	74

		531

Total Real Estate Investment Trusts (Cost $464)		531

Total Investments in Securities (Cost $23,887)		27,134

Total Investments 99.8% (Cost $23,887)		$27,134

Other Assets and Liabilities, net 0.2%		51

Net Assets 100.0%		$27,185

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$214	$0	$0	$214

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Switzerland
Financials	$24	$0	$0	$24
United Kingdom
Communication Services	41	0	0	41
Consumer Discretionary	16	0	0	16

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO RAFI ESG U.S. ETF	(Cont.)	December 31, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Consumer Staples	$11	$0	$0	$11
Materials	233	0	0	233
United States
Communication Services	1,869	0	0	1,869
Consumer Discretionary	2,760	0	0	2,760
Consumer Staples	2,296	0	0	2,296
Financials	4,797	0	0	4,797
Health Care	4,853	0	0	4,853
Industrials	1,201	0	0	1,201

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Information Technology	$7,542	$0	$0	$7,542
Materials	589	0	0	589
Real Estate	42	0	0	42
Utilities	115	0	0	115
Real Estate Investment Trusts
United States
Real Estate	531	0	0	531

Total Investments	$27,134	$0	$0	$27,134

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	December 31, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) serves as the sub-adviser to each Fund. PIMCO has notified Parametric of PIMCO’s intention to terminate the sub-advisory agreement with respect to each Fund on or after September 21, 2021. As of the date of this report, the effective dates of the termination have not been finalized.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	57

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject

58	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize

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Notes to Financial Statements	(Cont.)

modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2021 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$7,978	$20,868	$(27,148)	$0	$0	$1,698	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,186	2,757	(3,138)	0	0	805	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	209	768	(890)	0	0	87	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including

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Notes to Financial Statements	(Cont.)

interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund

Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The

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financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Small Fund	—	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value particularly during times of market stress.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements	(Cont.)

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

66	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	67

Notes to Financial Statements	(Cont.)

governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”),

68	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2021 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: (i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$27	$38	$38	$103

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1	2	5	8

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	7	5	4	16

PIMCO RAFI ESG U.S. ETF	0	77	1	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$66,768	$288,496

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	19,956	20,030

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	12,220	11,842

PIMCO RAFI ESG U.S. ETF	0	0	2,978	2,994

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

70	PIMCO EQUITY SERIES

December 31, 2021	(Unaudited)

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2021, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$4,420	$129,194

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	30,079	23,543

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	11,848	11,664

PIMCO RAFI ESG U.S. ETF	8,053	3,148

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$8,444

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	4,307	4,044

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	10,181	4,324

PIMCO RAFI ESG U.S. ETF	599	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$100,528	$22,839	$(5,939)	$16,900

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	85,006	12,844	(1,696)	11,148

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	72,864	15,719	(743)	14,976

PIMCO RAFI ESG U.S. ETF	24,096	3,474	(436)	3,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	71

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

BRL	Brazilian Real	PLN	Polish Zloty	TWD	Taiwanese Dollar

HKD	Hong Kong Dollar	RUB	Russian Ruble	USD (or $)	United States Dollar

KRW	South Korean Won	THB	Thai Baht	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	MSCI	Morgan Stanley Capital International	REIT	Real Estate Investment Trust

GDR	Global Depositary Receipt	NVDR	Non-Voting Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

JSC	Joint Stock Company	PJSC	Public Joint Stock Company	TBA	To-Be-Announced

72	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.6000	$0.0000	$0.0000	$0.6000

December 2021	$1.5700	$0.0000	$0.0000	$1.5700

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1300	$0.0000	$0.0000	$0.1300

December 2021	$0.4100	$0.0000	$0.0000	$0.4100

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1500	$0.0000	$0.0000	$0.1500

December 2021	$0.1500	$0.0000	$0.0000	$0.1500

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.1300	$0.0000	$0.0000	$0.1300

December 2021	$0.1400	$0.0000	$0.0000	$0.1400

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	73

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Investment Management Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; management fees; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Investment Management Agreement.

(b) Review Process:  In connection with considering the renewal of the Investment Management Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Investment Management Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Investment Management Agreement. In connection with its review of the Investment Management Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Investment Management Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and

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portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; developing compliance and operations processes in connection with regulatory developments, including Rule 6c-11 under the Investment Company Act of 1940, as amended, pertaining to exchange-traded funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2021 and other performance data, as available, over short- and longer-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and longer-term periods ended March 31, 2021 (the “Broadridge Report”). The Board considered information regarding both the short- and longer-term relative and absolute investment performance of each Fund relative to its peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Board reviewed materials indicating that, according to the Broadridge Report, except for the PIMCO Dynamic Multi-Factor Emerging Markets Equity ETF, the Funds underperformed their peer groups during the one-year period-ended March 31, 2021. The Board reviewed materials indicating that the Funds, had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over short- and longer-term periods ended March 31, 2021. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fee and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing certain Funds’ management fees to the fee rates PIMCO charges to clients (both advised and sub-advised) with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds and the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, where appropriate, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement and that the total expenses of each Fund, are reasonable.

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5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements. The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Funds’ Investment Management Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Management Agreement, and that the renewal of the Investment Management Agreement was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123121

Item 2.      Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.      Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.      Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.      Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.      Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.    Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.     Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 4, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 4, 2022